------------------------
Annual Report
November 30, 1998
------------------------

                            [GRAPHIC APPEARS HERE]

Money Market Portfolio
Treasury Money Market Portfolio
Tax-Exempt Money Market Portfolio
Growth & Income Equity Portfolio
Small Cap Equity Portfolio
International Equity Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Equity Portfolio
Balanced Portfolio
Government & Corporate Bond Portfolio
U.S. Government Portfolio
Short-Intermediate Municipal Portfolio
Missouri Tax-Exempt Bond Portfolio
National Municipal Bond Portfolio
Intermediate Corporate Bond Portfolio
Bond Index Portfolio

                                               [LOGO OF ARCH FUNDS APPEARS HERE]

                                                                  The ARCH Funds

                               Table of Contents

                           Message From Your Chairman
                                     Page 2

                      Message From Your Investment Advisor
                                     Page 3

                             Money Market Portfolio
                                     Page 4

                        Treasury Money Market Portfolio
                                    Page 12

                       Tax-Exempt Money Market Portfolio
                                    Page 18

                        Growth & Income Equity Portfolio
                                    Page 26

                           Small Cap Equity Portfolio
                                    Page 36

                         International Equity Portfolio
                                    Page 46

                            Equity Income Portfolio
                                    Page 56

                             Equity Index Portfolio
                                    Page 66

                            Growth Equity Portfolio
                                    Page 80

                               Balanced Portfolio
                                    Page 90

                     Government & Corporate Bond Portfolio
                                    Page 100

                      U.S. Government Securities Portfolio
                                    Page 110

                     Short-Intermediate Municipal Portfolio
                                    Page 120

                       Missouri Tax-Exempt Bond Portfolio
                                    Page 128

                       National Municipal Bond Portfolio
                                    Page 138

                     Intermediate Corporate Bond Portfolio
                                    Page 148

                              Bond Index Portfolio
                                    Page 158

                         Notes to Financial Statements
                                    Page 168

                          Independent Auditors' Report
                                    Page 187

THE ARCH FUND, INC.

                           Message From Your Chairman

Dear Shareholders,

  We are pleased to present this report for the ARCH Fund, Inc. (the Funds) for the 12 months ended November 30, 1998. Assets in the ARCH family of mutual funds increased approximately 12% to more than $4.25 billion during the period.

  Our shareholders enjoyed solid returns during the year, despite considerable volatility in the financial markets. In particular, the stock market's 20% decline from its peak on July 17 forcefully demonstrated that a long-term investment program must make allowances for market volatility and risk. The slump was followed by a sharp rebound in equity prices--a reminder that temporary market declines should not disrupt investment plans, as long as those plans are founded on solid principles.

  Several of our funds performed well during the one year period ended November 30, 1998. For example, for the period, the ARCH National Municipal Bond Portfolio (Investor A Shares) ranked 41 out of 240 bond funds tracked by Lipper, Inc., while the ARCH Intermediate Corporate Bond Portfolio (Investor A Shares) ranked second out of 95 intermediate investment grade debt funds ranked by Lipper. On the equity side, the ARCH International Equity Portfolio (Investor A Shares) ranked 111 out of 511 international funds and the ARCH Growth Equity Portfolio (Investor A Shares) ranked 236 out of 962 growth funds as tracked by Lipper, Inc./1/

  We are pleased to announce that we will introduce a new equity fund into the ARCH family on December 31, 1998. The ARCH Small Cap Equity Index Portfolio will attempt to mirror the performance of the S&P SmallCap 600 Index,/2/ an index of small-company stocks. At the time this report was written, the ARCH Small Cap Equity Index Portfolio was not available to shareholders. However, upon receipt of this report, the Portfolio will be open to investment opportunities.

  We also are pleased to announce that the ARCH Mutual Funds are taking a new name: As of April 1, 1999, they will be known as the Mercantile Mutual Funds, Inc. The change is meant to enhance investors' awareness of the Funds' connection to Mercantile Bancorporation Inc., a St. Louis-based bank holding company with assets of $35 billion. The Funds are managed by an indirect wholly owned non-banking subsidiary of Mercantile Bancorporation, Mississippi Valley Advisors Inc. The Funds' management and investment objectives will remain consistent. Under their new name, the Mercantile Mutual Funds, Inc. will continue to take a disciplined, long-term approach to investing in the financial markets.

  The benefits of such an approach were evident during the stock market's recent fluctuations. A long-term investment strategy that employs a diversified portfolio of funds can reduce investors' exposure to setbacks in individual financial markets or sectors, providing a smoother path to reaching important financial goals. Our family of mutual funds offers the tools to create and manage such a portfolio--one that is uniquely suited to your personal goals and risk tolerance.

  You will find a discussion of each Portfolio of the ARCH Fund, Inc. in the following pages. These discussions will help you understand your investments, their recent performances and their current prospects. If you would like any more information about any of the Portfolios, please call your investment representative or the ARCH Shareholder Servicing Center at 1-800-452-ARCH.
-----
/1/For the 3- and 5-year periods ended 11/30/98, the ARCH Growth Equity
  Portfolio was ranked 258 out of 583 and 81 out of 364 growth funds, but had no performance for the 10 year ranking period. For the 3-year period ended 11/30/98, the ARCH International Equity Portfolio was ranked 147 out of 304 International funds, but had no performance for the 5 and 10 year ranking periods. The ARCH National Municipal Bond Portfolio and the ARCH Intermediate Corporate Bond Portfolio had no performance for the 3, 5 and 10 year ranking periods. Lipper Rankings are based on total return and do not include the effect of a sales charge.
/2/The S&P 600 SmallCap Index consists of 600 domestic stocks, chosen for market size, liquidity and industry group representation. It is a market-value weighted index, with each stock's weight in the index proportionate to its market value.


 The ARCH Funds are NOT INSURED BY THE FDIC or any other governmental agency, are not deposits or obligations of, or endorsed or guaranteed by, any bank, the distributor or any of their affiliates, and involve investment risks, including the possible loss of the principal amount invested.

                     Message From Your Investment Advisor,
                        Mississippi Valley Advisors Inc.


  The 12-month period ended November 30, 1998, saw major shifts take place in the global economy and financial markets. Early in the period, the U.S. economy was characterized by strong growth, falling interest rates, increased consumer spending and continued low inflation. Those factors were extremely supportive of both the stock and bond markets.

  By mid-year, however, investors had begun to worry about the possibility of a global economic slowdown. Asian economies continued to struggle, and other signs of trouble appeared. Most notably, Russia defaulted on its short-term debt, and Long-Term Capital Management, a large hedge fund, nearly went bankrupt.

  The result was a steep decline in the U.S. stock market. Even shares of many large multinational firms that had led previous market gains suffered in the market downturn, in part because some of their overseas customers encountered financial problems. In the bond market, investors flocked to high-quality issues at the expense of lower-rated bonds.

  During the fall, the Federal Reserve acted to restore liquidity and confidence by cutting short-term interest rates three times. The result was a rebound in the equity markets in the United States and some overseas markets.

Potential for a Slowdown

  Despite the Federal Reserve's action, we believe that the U.S. economy's growth is likely to be relatively slow during the coming period. One reason is the imbalance in the labor market, where job growth has been nearly double the growth of the working age population--a trend that eventually may result in a shortage of workers. That shortage, in turn, could undermine growth and cause inflation to rise. Already, corporate profit growth has slowed considerably.

  Moreover, rising stock prices and easy credit for borrowers, in our view, have led to strong business investment, consumer spending and housing demand. Stock market declines--which could result from lower corporate profits--might curtail spending by consumers and businesses, further slowing the economy.

  Overseas events also have the potential to impact our economy. Asia's economies are still struggling, which reduces demand for American products in that region. Also, while Russia is a very minor trading partner with the United States, its woes have reduced investor confidence in other emerging markets, such as those in Latin America. The result could be lower profits for American companies that sell products and services in those countries.

  There is a small risk that the U.S. economy could enter a recession during the coming year. But we believe that moderate economic growth is more likely. Meanwhile, corporate profit growth should be modest.

Testing Patience and Skills

  The coming period may pose challenges to our Funds and our shareholders, but we are confident that we can meet them successfully. A selective approach and an eye for value will be crucial: Thus, the ARCH equity funds will seek to continue investing in companies' shares we believe to be trading at attractive prices. Similarly, our fixed-income funds will seek relative values that offer the potential for strong returns without undue risk.

  This is a good time to review your long-term investment strategy to make sure that it is the best course of action you feel will see you through market fluctuations that may lie ahead. Our funds offer exposure to a broad array of investments, including various types of domestic and international stocks and bonds, as well as cash equivalents. That variety allows you to spread your risk among different types of assets, to help you stick with your long-term strategy regardless of the current market environment.

                        The ARCH Money Market Portfolio+

  Q. What is the objective of this Portfolio?

  A. The ARCH Money Market Portfolio seeks current income with liquidity and stability of principal. The net assets of the Portfolio on November 30, 1998, were $1.5 billion.

  Q. What were the conditions in the money markets during the 12 months ended November 30, 1998?

  A. The money markets were relatively flat until September. Until then the strong growth of the U.S. economy and the deflationary influence of the global financial crisis had offset each other. Those conflicting forces kept the Federal Reserve Board (Fed) from raising or lowering interest rates.

  In September, concerns arose that economic weakness abroad would hurt the U.S. economy, and the market started to anticipate a rate cut by the Fed. Those expectations caused yields to fall and prices to rise in the fixed-income markets. As expected, the Fed reduced rates in September. A similar trend continued through two subsequent rate cuts in October and November.

  Q. How did you manage the Portfolio in that environment?

  A. During most of the period we kept the Portfolio's average maturity between 40 and 50 days. However, we extended the average maturity to 54 days in March and to 52 days in June to take advantage of quarter-end market aberrations.

  Q. What types of securities constituted the Portfolio's largest holdings during the period?

  A. Commercial paper (72.1%) continued to be the Portfolio's largest holding. The Portfolio also held corporate variable rate notes (7.5%), bank certificates of deposit (9.7%) and U.S. government agency issues (8.4%).*

  Q. How will you manage the Portfolio going forward?

  A. We will seek to keep the Portfolio's average maturity in the high 40-day to low 50-day range. We expect investors to push rates lower in anticipation of further rate cuts by the Fed. We will strive to continue taking advantage of opportunities to pick up extra yield.
-----
+ An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
* Portfolio composition is subject to change.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Money Market Portfolio                                         November 30, 1998

Certificates of Deposit (9.7%)

                      Security                        Principal    Amortized
                    Description                        Amount         Cost
                    -----------                      ----------- --------------
LaSalle National Bank, 5.62%*, 12/15/98............. $40,000,000 $   40,000,000
LaSalle National Bank, 5.11%*, 4/23/99..............  30,000,000     30,000,000
Westdeutsch Landesbank, 5.20%*, 12/31/98............  40,000,000     40,000,000
Wilmington Trust, 5.10%*, 12/30/98..................  40,000,000     40,000,000
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT                                       150,000,000
                                                                 --------------
Commercial Paper (72.1%)
Automotive (2.3%):
Daimler-Benz, 5.33%*, 12/11/98......................  35,000,000     34,948,764
                                                                 --------------
Beverages (3.1%):
Anheuser-Busch Cos., Inc., 5.67%*, 12/9/98..........  47,650,000     47,592,291
                                                                 --------------
Chemicals (0.9%):
Monsanto, 5.56%*, 1/15/99...........................  13,313,000     13,222,305
                                                                 --------------
Computers (3.2%):
IBM Corp., 5.08%*, 2/3/99...........................  50,000,000     49,554,667
                                                                 --------------
Consumer Goods & Services (1.9%):
Procter & Gamble Co., 5.59%*, 12/11/98..............  30,000,000     29,954,583
                                                                 --------------
Containers & Packaging (2.9%):
Air Products & Chemicals, 5.49%*, 12/31/98..........  25,000,000     24,887,500
Air Products & Chemicals, 5.31%*, 3/29/99...........  20,000,000     19,661,078
                                                                 --------------
                                                                     44,548,578
                                                                 --------------
Electrical & Electronic (7.0%):
CSC Enterprises, 5.11%*, 12/14/98...................  25,000,000     24,954,229
CSC Enterprises, 5.32%*, 2/9/99.....................  30,000,000     29,693,750
CSC Enterprises, 5.38%*, 2/19/99....................  15,000,000     14,823,333
Hubbell, Inc., 5.27%*, 12/1/98......................  39,300,000     39,300,001
                                                                 --------------
                                                                    108,771,313
                                                                 --------------
Financial Services (34.9%):
Block Financial Corp., 5.46%*, 12/1/98..............  10,000,000     10,000,000
Block Financial Corp., 5.32%*, 2/5/99...............  15,000,000     14,855,625
Block Financial Corp., 5.34%*, 2/26/99..............  35,000,000     34,554,669
Ciesco LP, 5.23%*, 2/12/99..........................  40,000,000     39,582,278
Ford Motor Credit, 5.38%*, 12/1/98..................  50,000,000     49,999,999
General Electric Capital Corp., 5.14%*, 4/15/99.....  35,000,000     34,339,813
General Motors Acceptance Corp., 5.25%*, 1/15/99....  25,000,000     24,838,125
General Motors Acceptance Corp., 5.23%*, 2/10/99....  38,500,000     38,108,198
Goldman Sachs, 5.30%*, 3/23/99......................  35,000,000     34,433,778
J.P. Morgan & Co., Inc., 5.30%*, 12/7/98............  35,000,000     34,969,375

Commercial Paper, continued

                     Security                        Principal    Amortized
                    Description                       Amount         Cost
                    -----------                     ----------- --------------
J.P. Morgan & Co., Inc., 5.26%*, 12/31/98.......... $40,000,000 $   39,826,667
Morgan Stanley Dean Witter, 5.16%*, 1/15/99........  25,000,000     24,840,625
Motorola Credit, 5.18%*, 2/16/99...................  35,000,000     34,616,711
New Center Asset Trust, 5.32%*, 2/16/99............  46,000,000     45,483,458
Salomon Smith Barney, 5.17%*, 1/19/99..............  40,000,000     39,722,333
UBS Finance, 5.09%*, 3/19/99.......................  40,000,000     39,400,000
                                                                --------------
                                                                   539,571,654
                                                                --------------
Food Products (1.5%):
Campbell Soup Co., 5.57%*, 2/22/99.................  24,000,000     23,700,093
                                                                --------------
Manufacturing--Consumer Goods (2.5%):
Illinois Tool Works, 5.23%*, 12/8/98...............  20,000,000     19,979,855
Illinois Tool Works, 5.21%*, 12/29/98..............  17,900,000     17,828,440
                                                                --------------
                                                                    37,808,295
                                                                --------------
Oil & Exploration, Production & Services (3.2%)
Petrofina, 5.37%*, 12/1/98.........................  50,000,000     50,000,000
                                                                --------------
Printing & Publishing (2.9%):
McGraw-Hill, 5.31%*, 3/19/99.......................  45,000,000     44,301,375
                                                                --------------
Steel (1.6%):
Cargill, Inc., 5.33%*, 12/1/98.....................  25,000,000     25,000,000
                                                                --------------
Utilities--Gas & Electric (4.2%):
Michigan Consolidated Gas, 5.30%*, 12/2/98.........  20,000,000     19,997,083
Michigan Consolidated Gas, 5.15%*, 12/17/98........  15,000,000     14,966,000
Michigan Consolidated Gas, 5.50%*, 1/13/99.........  30,000,000     29,804,709
                                                                --------------
                                                                    64,767,792
                                                                --------------
TOTAL COMMERCIAL PAPER                                           1,113,741,710
                                                                --------------
Corporate Bonds (7.5%)
Banking (1.9%):
Northern Trust Co., 5.17%**, 12/8/98, MTN..........  30,000,000     29,986,142
                                                                --------------
Financial Services (3.7%):
Bear Stearns Co., Inc., 5.19%**, 12/2/98, MTN......  25,000,000     25,000,000
Merrill Lynch & Co., 5.21%**, 12/1/98, MTN.........  30,000,000     30,000,000
                                                                --------------
                                                                    55,000,000
                                                                --------------
Insurance (1.9%):
General American Life Insurance Co., 5.42%**,
 12/1/98...........................................  30,000,000     30,000,000
                                                                --------------
TOTAL CORPORATE BONDS                                              114,986,142
                                                                --------------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Money Market Portfolio                                         November 30, 1998

U.S. Government Agencies (8.4%)

                                                       Shares
                                                         or
                      Security                        Principal    Amortized
                    Description                        Amount         Cost
                    -----------                      ----------- --------------
Federal Farm Credit Bank (1.6%):
5.48%, 12/1/98...................................... $25,000,000 $   25,000,000
                                                                 --------------
Federal Home Loan Bank (3.9%):
5.57%, 3/9/99.......................................  14,305,000     14,301,853
6.44%, 9/9/99.......................................  15,100,000     15,238,918
5.11%**, 12/1/98....................................  30,000,000     29,983,233
                                                                 --------------
                                                                     59,524,004
                                                                 --------------
Federal National Mortgage Assoc. (1.5%):
5.52%, 3/26/99, MTN.................................  23,900,000     23,894,202
                                                                 --------------
Student Loan Marketing Association (1.4%):
5.40%, 2/10/99, MTN.................................  21,000,000     20,992,002
                                                                 --------------
TOTAL U.S. GOVERNMENT AGENCIES                                      129,410,208
                                                                 --------------
Investment Companies (2.4%)
Financial Square Premium Money Market...............  37,045,002     37,045,002
                                                                 --------------
TOTAL INVESTMENT COMPANIES                                           37,045,002
                                                                 --------------
TOTAL INVESTMENTS
 (Amortized Cost $1,545,183,062)(a)(100.1%).....................  1,545,183,062
Liabilities in excess of other assets (-0.1%)...................     (2,037,643)
                                                                 --------------
TOTAL NET ASSETS (100.0%)....................................... $1,543,145,419
                                                                 ==============

-----
  * Effective yield at date of purchase.

 ** Variable rate investments. The rate presented on the Schedule of Portfolio
    Investments is the rate in effect at November 30, 1998. The date presented reflects the next rate change date.

(a) Cost for federal income tax and financial reporting purposes are the same.

MTN -- Medium Term Note

                       See notes to financial statements

THE ARCH FUND, INC.
Money Market Portfolio

Statement of Assets and Liabilities

                                                           November 30, 1998

Assets:
Investments, at value (cost $1,545,183,062)........            $1,545,183,062
Cash...............................................                       362
Interest and dividends receivable..................                 3,992,241
Receivable for capital shares issued...............                     2,132
Prepaid expenses and other assets..................                     6,159
                                                               --------------
 Total Assets......................................             1,549,183,956
Liabilities:
Dividends payable.................................. $5,134,008
Accrued expenses and other payables:
 Investment advisory fees..........................    446,324
 Administration fees...............................     29,575
 Distribution and administrative services fees.....    202,380
 Custodian fees....................................     50,846
 Other liabilities.................................    175,404
                                                    ----------
 Total Liabilities.................................                 6,038,537
                                                               --------------
Net Assets:
Capital............................................             1,543,143,060
Undistributed net investment income................                     7,235
Accumulated net realized losses from investment
 transactions......................................                    (4,876)
                                                               --------------
Net Assets.........................................            $1,543,145,419
                                                               ==============
Investor A Shares
 Net Assets........................................            $  203,583,010
 Shares............................................               203,582,817
 Offering and redemption price per share...........                     $1.00
                                                                        =====
Investor B Shares
 Net Assets........................................            $       84,330
 Shares............................................                    84,331
 Offering price per share*.........................                     $1.00
                                                                        =====
Trust Shares
 Net Assets........................................            $  820,922,635
 Shares............................................               820,920,532
 Offering and redemption price per share...........                     $1.00
                                                                        =====
Institutional Shares
 Net Assets........................................            $   28,535,524
 Shares............................................                28,535,460
 Offering and redemption price per share...........                     $1.00
                                                                        =====
Trust II Shares
 Net Assets........................................            $  490,019,920
 Shares............................................               490,019,920
 Offering and redemption price per share...........                     $1.00
                                                                        =====

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income........................................            $76,940,377
Dividend income........................................                657,121
                                                                   -----------
 Total Income..........................................             77,597,498
Expenses:
Investment advisory fees............................... $5,527,211
Administration fees....................................  2,763,606
Distribution and services fees, Investor A Shares......    427,163
Distribution and services fees, Investor B Shares......        733
Administrative services fees, Trust Shares.............  2,894,327
Administrative services fees, Institutional Shares.....     68,689
Custodian fees.........................................    182,037
Directors' fees and expenses...........................     18,512
Transfer agent fees....................................    384,549
Other fees.............................................    535,978
                                                        ----------
 Total expenses before voluntary fee reductions........             12,802,805
 Expenses voluntarily reduced..........................             (3,522,691)
                                                                   -----------
 Net Expenses..........................................              9,280,114
                                                                   -----------
Net investment income..................................             68,317,384
                                                                   -----------
Realized Gains from Investments:
Net realized gains from investment transactions........                     31
                                                                   -----------
Change in net assets resulting from operations.........            $68,317,415
                                                                   ===========

                       See notes to financial statements

THE ARCH FUND, INC.
Money Market Portfolio

 Statements of Changes in Net Assets

                                                  For the         For the
                                                 year ended      year ended
                                                November 30,    November 30,
                                                    1998            1997
                                               --------------  --------------
From Investment Activities:
Operations:
 Net investment income........................ $   68,317,384  $   48,679,735
 Net realized gains from investment
  transactions................................             31           1,631
                                               --------------  --------------
Change in net assets resulting from
 operations...................................     68,317,415      48,681,366
                                               --------------  --------------
Distributions to Investor A Shareholders:
 From net investment income...................     (8,260,115)     (5,589,497)
Distributions to Investor B Shareholders:
 From net investment income...................         (2,995)         (2,942)
Distributions to Trust Shareholders:
 From net investment income...................    (57,503,882)    (42,036,602)
Distributions to Institutional Shareholders:
 From net investment income...................     (1,329,331)     (1,050,694)
Distributions to Trust II Shareholders:
 From net investment income...................     (1,221,277)             --
                                               --------------  --------------
Change in net assets from shareholder
 distributions................................    (68,317,600)    (48,679,735)
                                               --------------  --------------
Change in net assets from capital
 transactions.................................    314,122,425     404,628,989
                                               --------------  --------------
Change in net assets..........................    314,122,240     404,630,620
Net Assets:
 Beginning of period..........................  1,229,023,179     824,392,559
                                               --------------  --------------
 End of period................................ $1,543,145,419  $1,229,023,179
                                               ==============  ==============


                       See notes to financial statements

THE ARCH FUND, INC.
Money Market Portfolio

 Financial Highlights, Investor A Shares

                                     For the years ended November 30,
                                ----------------------------------------------
                                  1998      1997     1996     1995    1994 (a)
                                --------  --------  -------  -------  --------
Net Asset Value, Beginning of
 Period........................ $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                --------  --------  -------  -------  -------
Investment Activities
 Net investment income.........    0.048     0.048    0.047    0.052    0.033
                                --------  --------  -------  -------  -------
 Total from Investment
  Activities...................    0.048     0.048    0.047    0.052    0.033
                                --------  --------  -------  -------  -------
Distributions
 Net investment income.........   (0.048)   (0.048)  (0.047)  (0.052)  (0.033)
                                --------  --------  -------  -------  -------
 Total Distributions...........   (0.048)   (0.048)  (0.047)  (0.052)  (0.033)
                                --------  --------  -------  -------  -------
Net Asset Value, End of
 Period........................ $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                ========  ========  =======  =======  =======
Total Return...................     4.95%     4.93%    4.81%    5.33%    3.37%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)......................... $203,583  $164,777  $91,166  $64,865  $48,384
Ratio of expenses to average
 net assets....................     0.78%     0.77%    0.78%    0.77%    0.78%
Ratio of net investment income
 to average net assets.........     4.83%     4.84%    4.70%    5.20%    3.35%
Ratio of expenses to average
 net assets*...................     0.93%     0.92%    0.93%    0.92%    0.93%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.

 Financial Highlights, Investor B Shares

                                             For the years
                                            ended November    January 26, 1996
                                                  30,                to
                                            ----------------    November 30,
                                             1998     1997        1996 (a)
                                            -------  -------  ----------------
Net Asset Value, Beginning of Period....... $  1.00  $  1.00      $  1.00
                                            -------  -------      -------
Investment Activities
 Net investment income.....................   0.041    0.041        0.033
                                            -------  -------      -------
 Total from Investment Activities..........   0.041    0.041        0.033
                                            -------  -------      -------
Distributions
 Net investment income.....................  (0.041)  (0.041)      (0.033)
                                            -------  -------      -------
 Total Distributions.......................  (0.041)  (0.041)      (0.033)
                                            -------  -------      -------
Net Asset Value, End of Period............. $  1.00  $  1.00      $  1.00
                                            =======  =======      =======
Total Return (excludes sales charge).......    4.17%    4.15%        3.35%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).......... $    84  $    73      $    41
Ratio of expenses to average net assets....    1.53%    1.52%        1.47%(c)
Ratio of net investment income to average
 net assets................................    4.09%    4.10%        3.73%(c)
Ratio of expenses to average net assets*...    1.68%    1.67%        1.68%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations. (b) Not annualized. (c)
Annualized.

THE ARCH FUND, INC.
Money Market Portfolio

 Financial Highlights, Trust Shares

                                   For the years ended November 30,
                            --------------------------------------------------
                              1998       1997       1996      1995      1994
                            --------  ----------  --------  --------  --------
Net Asset Value, Beginning
 of Period................  $   1.00  $     1.00  $   1.00  $   1.00  $   1.00
                            --------  ----------  --------  --------  --------
Investment Activities
 Net investment income....     0.050       0.050     0.049     0.054     0.035
                            --------  ----------  --------  --------  --------
 Total from Investment
  Activities..............     0.050       0.050     0.049     0.054     0.035
                            --------  ----------  --------  --------  --------
Distributions
 Net investment income....    (0.050)     (0.050)   (0.049)   (0.054)   (0.035)
                            --------  ----------  --------  --------  --------
 Total Distributions......    (0.050)     (0.050)   (0.049)   (0.054)   (0.035)
                            --------  ----------  --------  --------  --------
Net Asset Value, End of
 Period...................  $   1.00  $     1.00  $   1.00  $   1.00  $   1.00
                            ========  ==========  ========  ========  ========
Total Return..............      5.08%       5.06%     4.99%     5.52%     3.55%
Ratios/Supplementary Data:
Net Assets at end of
 period (000).............  $820,923  $1,042,151  $717,265  $698,131  $544,952
Ratio of expenses to
 average net assets.......      0.66%       0.64%     0.61%     0.59%     0.61%
Ratio of net investment
 income to average net
 assets...................      4.97%       4.96%     4.88%     5.38%     3.45%
Ratio of expenses to
 average net assets*......      0.93%       0.92%     0.76%     0.74%     0.93%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

 Financial Highlights, Institutional Shares

                                   For the years ended November 30,
                            --------------------------------------------------
                              1998       1997       1996      1995    1994(a)
                            --------  ----------  --------  --------  --------
Net Asset Value, Beginning
 of Period................  $   1.00  $     1.00  $   1.00  $   1.00  $   1.00
                            --------  ----------  --------  --------  --------
Investment Activities
 Net investment income....     0.048       0.048     0.047     0.052     0.033
                            --------  ----------  --------  --------  --------
 Total from Investment
  Activities..............     0.048       0.048     0.047     0.052     0.033
                            --------  ----------  --------  --------  --------
Distributions
 Net investment income....    (0.048)     (0.048)   (0.047)   (0.052)   (0.033)
                            --------  ----------  --------  --------  --------
 Total Distributions......    (0.048)     (0.048)   (0.047)   (0.052)   (0.033)
                            --------  ----------  --------  --------  --------
Net Asset Value, End of
 Period...................  $   1.00  $     1.00  $   1.00     $1.00     $1.00
                            ========  ==========  ========  ========  ========
Total Return..............      4.95%       4.93%     4.81%     5.33%     3.34%
Ratios/Supplementary Data:
Net Assets at end of
 period (000).............  $ 28,536  $   22,022  $ 15,921  $ 13,340  $ 10,295
Ratio of expenses to
 average net assets.......      0.78%       0.77%     0.78%     0.77%     0.78%
Ratio of net investment
 income to average net
 assets...................      4.84%       4.83%     4.70%     5.20%     3.48%
Ratio of expenses to
 average net assets*......      0.93%       0.92%     0.93%     0.92%     0.95%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" shares. The financial highlights presented for the period prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.

THE ARCH FUND, INC.
Money Market Portfolio

 Financial Highlights, Trust II Shares

                                                               November 10, 1998
                                                                      to
                                                                 November 30,
                                                                   1998 (a)
                                                               -----------------
Net Asset Value, Beginning of Period..........................     $   1.00
                                                                   --------
Investment Activities
 Net investment income........................................        0.003
                                                                   --------
 Total from Investment Activities.............................        0.003
                                                                   --------
Distributions
 Net investment income........................................       (0.003)
                                                                   --------
 Total Distributions..........................................       (0.003)
                                                                   --------
Net Asset Value, End of Period................................     $   1.00
                                                                   ========
Total Return..................................................         0.27%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).............................     $490,020
Ratio of expenses to average net assets.......................         0.56%(c)
Ratio of net investment income to average net assets..........         4.76%(c)
Ratio of expenses to average net assets*......................         0.71%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                   The ARCH Treasury Money Market Portfolio+

  Q. What is the objective of the Portfolio?

  A. The ARCH Treasury Money Market Portfolio seeks a high level of current income exempt from state income tax, consistent with liquidity and security of shareholders' principal. The net assets of the Portfolio on November 30, 1998, were approximately $349 million.

  Q. What were the conditions in the money markets during the 12-month period ended November 30, 1998?

  A. During the first part of the period rates stayed flat, as the strong domestic economy and weak overseas economies combined to keep the Federal Reserve Board's monetary policy neutral. Later in the period, however, the Fed lowered interest rates three times due to concerns that the global financial crisis could lead to a liquidity crunch that might severely hamper U.S. economic growth.

  Q. What was your strategy in that environment?

  A. During the period we sought to keep the Portfolio's average maturity in the mid 50-day range, slightly longer than it has been in the past. We targeted that average maturity range to lock in higher yields on longer term securities. We felt that short-term securities became very expensive when the Fed began to ease interest rates, and thus we found better opportunities in longer issues.

  For most of the year we held the majority of the Portfolio in Treasury bills. However, as the Fed eased rates and investors fled to the highest quality issues, we found more opportunities in previously issued Treasury notes with slightly longer maturities than bills. The Portfolio began the period with 77.8% of assets in Treasury bills and 22.2% in Treasury notes; that weighting changed to 74.1% and 25.7% respectively as of November 30, 1998.*

  Q. How will you manage the Portfolio going forward?

  A. We do not foresee changing the average maturity of the Portfolio given the current economic conditions--slow economic growth and low inflation. Thus, we will seek to continue targeting securities in the mid 50-day range. To be rated by Standard and Poor's, the Portfolio must refrain from having an average maturity longer than 59 days, so we will not extend the average maturity much further under any circumstances. As of November 30, 1998 the Portfolio's quality rating was AAAmg, as rated by Standard and Poor's.
-----
+ An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
* Portfolio composition is subject to change.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Treasury Money Market Portfolio                                November 30, 1998


U.S. Treasury Bills (74.1%):

                       Security                         Principal   Amortized
                     Description                         Amount        Cost
                     -----------                       ----------- ------------
12/3/98............................................... $17,162,000 $ 17,157,742
12/10/98..............................................  36,273,000   36,228,326
12/17/98..............................................   4,476,000    4,466,279
12/24/98..............................................  13,523,000   13,484,095
12/31/98..............................................  20,223,000   20,147,860
1/7/99................................................   1,693,000    1,685,998
1/14/99...............................................  20,527,000   20,423,384
1/21/99...............................................  34,916,000   34,689,520
2/4/99................................................  31,876,000   31,623,087
2/11/99...............................................  14,489,000   14,360,635
2/18/99...............................................  10,000,000    9,903,554
3/4/99................................................  53,880,000   53,272,267
4/15/99...............................................   1,114,000    1,095,619
                                                                   ------------
TOTAL U.S. TREASURY BILLS                                           258,538,366
                                                                   ------------
U.S. Treasury Notes (25.7%):
5.13%, 12/31/98.......................................   6,970,000    6,970,583
5.75%, 12/31/98.......................................  43,576,000   43,601,454
6.38%, 1/15/99........................................   2,984,000    2,992,159
5.00%, 1/31/99........................................  30,000,000   30,027,138
6.25%, 3/31/99........................................   6,022,000    6,056,926
                                                                   ------------
TOTAL U.S. TREASURY NOTES                                            89,648,260
                                                                   ------------
TOTAL INVESTMENTS
 (Amortized Cost $348,186,626)(a) (99.8%).............              348,186,626
Other assets in excess of liabilities (0.2%)..........                  667,702
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $348,854,328
                                                                   ============

-----
(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements

THE ARCH FUND, INC.
Treasury Money Market Portfolio

 Statement of Assets and Liabilities
                                                               November 30, 1998

Assets:
Investments, at value (cost $348,186,626)...............          $348,186,626
Cash....................................................                   264
Interest and dividends receivable.......................             1,835,353
Prepaid expenses and other assets.......................                 6,116
                                                                  ------------
 Total Assets...........................................           350,028,359
Liabilities:
Dividends payable....................................... $975,710
Accrued expenses and other payables:
 Investment advisory fees...............................   95,424
 Administration fees....................................    8,261
 Distribution and administrative services fees..........   46,854
 Custodian fees.........................................   11,353
 Other liabilities......................................   36,429
                                                         --------
 Total Liabilities......................................             1,174,031
                                                                  ------------
Net Assets:
Capital.................................................           348,839,838
Undistributed net investment income.....................                 6,076
Accumulated net realized gains from investment
 transactions...........................................                 8,414
                                                                  ------------
Net Assets..............................................          $348,854,328
                                                                  ============
Investor A Shares
 Net Assets.............................................          $ 25,664,572
 Shares.................................................            25,664,906
 Offering and redemption price per share................                 $1.00
                                                                         =====
Trust Shares
 Net Assets.............................................          $245,958,815
 Shares.................................................           245,942,681
 Offering and redemption price per share................                 $1.00
                                                                         =====
Institutional Shares
 Net Assets.............................................          $    236,129
 Shares.................................................               236,126
 Offering and redemption price per share................                 $1.00
                                                                         =====
Trust II Shares
 Net Assets.............................................          $ 76,994,812
 Shares.................................................            76,998,541
 Offering and redemption price per share................                 $1.00
                                                                         =====

 Statement of Operations
                                            For the year ended November 30, 1998

Investment Income:
Interest income........................................            $14,302,644
                                                                   -----------
 Total Income..........................................             14,302,644
Expenses:
Investment advisory fees............................... $1,123,609
Administration fees....................................    561,805
Distribution and services fees, Investor A Shares......     38,349
Administrative services fees, Trust Shares.............    654,328
Administrative services fees, Institutional Shares.....        586
Accounting fees........................................      1,338
Custodian fees.........................................     37,149
Directors' fees and expenses...........................      4,324
Transfer agent fees....................................     84,947
Other fees.............................................    168,588
                                                        ----------
 Total expenses before voluntary fee reductions........              2,675,023
 Expenses voluntarily reduced..........................               (837,549)
                                                                   -----------
 Net Expenses..........................................              1,837,474
                                                                   -----------
Net investment income..................................             12,465,170
                                                                   -----------
Realized Gains from Investments:
Net realized gains from investment transactions........                  8,302
                                                                   -----------
Change in net assets resulting from operations.........            $12,473,472
                                                                   ===========

                       See notes to financial statements

THE ARCH FUND, INC
Treasury Money Market Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1998          1997
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 12,465,170  $  7,771,484
 Net realized gains from investment transactions...        8,302        14,390
                                                    ------------  ------------
Change in net assets resulting from operations.....   12,473,472     7,785,874
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (647,741)     (282,566)
 From net realized gains from investment
  transactions.....................................         (432)         (469)
Distributions to Trust Shareholders:
 From net investment income........................  (11,660,049)   (7,473,431)
 From net realized gains from investment
  transactions.....................................      (13,834)       (8,023)
Distributions to Institutional Shareholders:
 From net investment income........................      (10,082)      (15,487)
 From net realized gains from investment
  transactions.....................................          (12)          (18)
Distributions to Trust II Shareholders:
 From net investment income........................     (147,298)           --
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (12,479,448)   (7,779,994)
                                                    ------------  ------------
Change in net assets from capital transactions.....   56,565,560   153,000,904
                                                    ------------  ------------
Change in net assets...............................   56,559,584   153,006,784
Net Assets:
 Beginning of period...............................  292,294,744   139,287,960
                                                    ------------  ------------
 End of period..................................... $348,854,328  $292,294,744
                                                    ============  ============


                       See notes to financial statements.

THE ARCH FUND, INC
Treasury Money Market Portfolio

 Financial Highlights, Investor A Shares

                                    For the years ended November 30,
                              ------------------------------------------------
                                1998      1997      1996      1995    1994 (a)
                              --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Period..................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              --------  --------  --------  --------  --------
Investment Activities
 Net investment income......     0.043     0.044     0.044     0.048     0.031
                              --------  --------  --------  --------  --------
 Total from Investment
  Activities................     0.043     0.044     0.044     0.048     0.031
                              --------  --------  --------  --------  --------
Distributions
 Net investment income......    (0.043)   (0.044)   (0.044)   (0.048)   (0.031)
                              --------  --------  --------  --------  --------
 Total Distributions........    (0.043)   (0.044)   (0.044)   (0.048)   (0.031)
                              --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              ========  ========  ========  ========  ========
Total Return................      4.40%     4.53%     4.46%     4.93%     3.16%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)......................  $ 25,665  $  8,409  $  7,667  $  2,776  $  1,713
Ratio of expenses to average
 net assets.................      0.81%     0.77%     0.81%     0.78%     0.71%
Ratio of net investment
 income to average net
 assets.....................      4.22%     4.43%     4.35%     4.84%     3.14%
Ratio of expenses to average
 net assets*................      0.96%     0.92%     0.96%     0.93%     0.94%
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. (a)
On September 27, 1994, the Portfolio redesignated the Investor Shares as
"Investor A" Shares.

 Financial Highlights, Trust Shares

                                    For the years ended November 30,
                              ------------------------------------------------
                                1998      1997      1996      1995      1994
                              --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Period..................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              --------  --------  --------  --------  --------
Investment Activities
 Net investment income......     0.045     0.046     0.045     0.050     0.033
                              --------  --------  --------  --------  --------
 Total from Investment
  Activities................     0.045     0.046     0.045     0.050     0.033
                              --------  --------  --------  --------  --------
Distributions
 Net investment income......    (0.045)   (0.046)   (0.045)   (0.050)   (0.033)
                              --------  --------  --------  --------  --------
 Total Distributions........    (0.045)   (0.046)   (0.045)   (0.050)   (0.033)
                              --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              ========  ========  ========  ========  ========
Total Return................      4.56%     4.70%     4.64%     5.12%     3.38%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)......................  $245,959  $283,653  $131,322  $252,780  $242,099
Ratio of expenses to average
 net assets.................      0.65%     0.61%     0.61%     0.60%     0.49%
Ratio of net investment
 income to average net
 assets.....................      4.45%     4.60%     4.55%     5.01%     3.26%
Ratio of expenses to average
 net assets*................      0.96%     0.92%     0.76%     0.75%     0.94%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

THE ARCH FUND, INC.
Treasury Money Market Portfolio

 Financial Highlights, Institutional Shares

                                  For the years ended         January 26, 1995
                                     November 30,                    to
                                ---------------------------     November 30,
                                 1998      1997      1996         1995 (a)
                                -------   -------   -------   ----------------
Net Asset Value, Beginning of
 Period........................ $  1.00   $  1.00   $  1.00       $  1.00
                                -------   -------   -------       -------
Investment Activities
 Net investment income.........   0.043     0.044     0.044         0.042
                                -------   -------   -------       -------
 Total from Investment
  Activities...................   0.043     0.044     0.044         0.042
                                -------   -------   -------       -------
Distributions
 Net investment income.........  (0.043)   (0.044)   (0.044)       (0.042)
                                -------   -------   -------       -------
 Total Distributions...........  (0.043)   (0.044)   (0.044)       (0.042)
                                -------   -------   -------       -------
Net Asset Value, End of
 Period........................ $  1.00   $  1.00   $  1.00       $  1.00
                                =======   =======   =======       =======
Total Return...................    4.40 %    4.53 %    4.46 %        4.94 %(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)......................... $   236   $   233   $   299       $    28
Ratio of expenses to average
 net assets....................    0.81 %    0.77 %    0.79 %        0.92 %(c)
Ratio of net investment income
 to average net assets.........    4.30 %    4.44 %    4.39 %        5.76 %(c)
Ratio of expenses to average
 net assets*...................    0.96 %    0.92 %    0.94 %        1.07 %(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to January 25, 1995 plus the total return for the Institutional Shares from January 26, 1995 to November 30, 1995. (c) Annualized.

 Financial Highlights, Trust II Shares

                                                               November 13, 1998
                                                                      to
                                                                 November 30,
                                                                   1998 (a)
                                                               -----------------
Net Asset Value, Beginning of Period..........................      $  1.00
                                                                    -------
Investment Activities
 Net investment income........................................        0.002
                                                                    -------
 Total from Investment Activities.............................        0.002
                                                                    -------
Distributions
 Net investment income........................................       (0.002)
                                                                    -------
 Total Distributions..........................................       (0.002)
                                                                    -------
Net Asset Value, End of Period................................      $  1.00
                                                                    =======
Total Return..................................................         0.20 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).............................      $76,995
Ratio of expenses to average net assets.......................         0.55 %(c)
Ratio of net investment income to average net assets..........         4.09 %(c)
Ratio of expenses to average net assets*......................         0.70 %(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations. (b) Not annualized. (c)
Annualized.

                 The ARCH Tax-Exempt Money Market Portfolio+,++

  Q. How did the tax-exempt money markets perform during the 12 months through November 30, 1998?

  A. Treasury bills and other taxable money market securities remained attractive relative to tax-exempt issues in the money markets. For example, short-term taxable issues, during the period, yielded approximately 4.70%, equivalent to 3.25% on an after-tax basis, compared to a 2.72% yield for the Portfolio (Investor A Shares).

  Q. How did you manage the Portfolio in that environment?

  A. The Portfolio seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. Consistent with those objectives, the Portfolio seeks to maintain strict credit quality standards and a relatively low average maturity.

  During the first six months of the period the Portfolio's average maturity was around 45 days, comparable to the average maturity of the Portfolio's benchmark index, which has an average maturity that ranges from 40 to 50 days. We reduced the Portfolio's average maturity to approximately 20 to 25 days later in the period. With yields at extremely low levels, it made sense to maintain such a low average maturity. We held primarily daily and weekly securities, and we slightly increased the Portfolio's exposure to select high-quality commercial paper issues, which offered attractive yields relative to their risk.*

  Q. How will you manage the Portfolio in months ahead?

  A. As long as the economy continues to grow slowly and steadily, we see no need for significant shifts in the Portfolio's strategy. We will attempt to increase the Portfolio's positions in tax-exempt commercial paper and notes as new issues become available. We also will look for ways to extend the Portfolio's average maturity if tax-exempt note yields become more attractive relative to Treasury yields.

  We expect taxable issues to continue to remain more attractive than tax-exempt securities going forward, unless the Federal Reserve continues to cut interest rates enough so that yields on short-term taxable issues decline significantly. If that happens, the yields on tax-exempt securities might not decline as much; thus, they would appear more attractive. In that environment, we would look for opportunities to extend the Portfolio's average maturity if we can do so when prices are more reasonable.
-----
+ An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
++ The portfolio's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
* Portfolio composition is subject to change.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Tax-Exempt Money Market Portfolio                              November 30, 1998

Commercial Paper (5.0%):

                       Security                         Principal   Amortized
                     Description                          Amount       Cost
                     -----------                        ---------- ------------
Texas (2.1%):
Houston, Series B, 3.10%+, 1/13/99....................  $3,600,000 $  3,600,000
                                                                   ------------
Washington (2.9%):
King County, 3.20%+, 12/9/98..........................   5,000,000    5,000,000
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                8,600,000
                                                                   ------------

Municipal Bonds (93.1%):

Alabama (2.9%):
Gadsden, Alabama Industrial Development Board
 Pollution Control Revenue, Power Co. Project,
 3.25%*, 12/1/98......................................   5,000,000    5,000,000
                                                                   ------------
Arizona (3.3%):
Chandler Industrial Development Authority, Multifamily
 Housing Revenue, Southpark Apartments Project,
 3.10%*, 12/2/98 (LOC-CitiBank N.A.)..................     950,000      950,000
Maricopa County, Pollution Control Revenue, Arizona
 Public Service, Co., Series F, 3.30%*, 12/1/98 (LOC-
 Bank of America Northern Trust & Savings
 Association).........................................   4,700,000    4,700,000
                                                                   ------------
                                                                      5,650,000
                                                                   ------------
Georgia (5.4%):
Burke County Development Authority, Pollution Control
 Revenue, Georgia Power Co., 3.30%*, 12/1/98..........   2,900,000    2,900,000
Polk School District, G.O., 4.25%, 2/1/99.............   1,720,000    1,721,846
Putnam County Development Authority, Pollution Control
 Revenue, Power Pollution Project, Series 2,
 3.25%*, 12/1/98......................................   4,700,000    4,700,000
                                                                   ------------
                                                                      9,321,846
                                                                   ------------
Idaho (2.9%):
Idaho State, Tax Anticipation Notes, G.O., 4.50%,
 6/30/99..............................................   5,000,000    5,025,100
                                                                   ------------
Illinois (4.0%):
Chicago, O'Hare International Airport Revenue,
 American Airlines, Inc., 3.30%*, 12/1/98 (LOC-Royal
 Bank of Canada)......................................   7,000,000    7,000,000
                                                                   ------------
Iowa (7.0%):
Iowa Finance Authority, Solid Waste Disposal Revenue,
 Cedar River Paper Co., 3.35%*, 12/1/98, AMT
 (LOC-Union Bank of Switzerland)......................     500,000      500,000
Iowa Finance Authority, Solid Waste Disposal Revenue,
 Cedar River Paper Co., Series A, 3.35%*, 12/1/98, AMT
 (LOC-Union Bank of Switzerland)......................   4,300,000    4,300,000

Municipal Bonds, continued

                       Security                          Principal   Amortized
                      Description                          Amount       Cost
                      -----------                        ---------- ------------
Iowa, continued:
Iowa Finance Authority, Solid Waste Disposal
 Revenue,Cedar River Paper Co., Series A, 3.35%*,
 12/1/98, AMT (LOC-Union Bank of Switzerland) .........  $3,000,000 $  3,000,000
Iowa State, School Cash Anticipation Program, Series B,
 4.25%, 1/28/99 (FSA Insured)..........................   4,275,000    4,279,583
                                                                    ------------
                                                                      12,079,583
                                                                    ------------
Kentucky (6.5%):
Daviess County, Solid Waste Disposal Facilities
 Revenue, Scott Paper Co., Series A, 3.35%*, 12/1/98,
 AMT (LOC-Kimberly Clark Corp.)........................   1,000,000    1,000,000
Daviess County, Solid Waste Disposal Facilities
 Revenue, Scott Paper Co., Series B, 3.35%*, 12/1/98,
 AMT (LOC-Kimberly Clark Corp.)........................   4,250,000    4,250,000
Lexington-Fayette Urban County Airport, Series A,
 3.40%*, 12/1/98, AMT (MBIA Insured)...................   6,000,000    6,000,000
                                                                    ------------
                                                                      11,250,000
                                                                    ------------
Louisiana (6.3%):
Calcasieu Parish Industrial Development Board, Olin
 Corp. Project, Series B, 3.30%*, 12/1/98 (LOC-Wachovia
 Bank)..                                                  5,100,000    5,100,000
St. Charles Parish Pollution Control Revenue, Shell Oil
 Co. Project, 3.30%*, 12/1/98..........................   5,800,000    5,800,000
                                                                    ------------
                                                                      10,900,000
                                                                    ------------
Minnesota (3.7%):
Becker, Pollution Control Revenue, Northern States
 Power Co., Series A, 3.05%, 12/8/98**.................   4,000,000    4,000,000
Minneapolis Community Development Agency, Pollution
 Control Revenue, Northern States Power Co. Project,
 3.30%*, 12/2/98.......................................   2,450,000    2,450,000
                                                                    ------------
                                                                       6,450,000
                                                                    ------------
Missouri (9.0%):
Missouri State Environmental Improvement and Energy
 Resource Authority, Pollution Control Revenue,
 Monsanto Co. Project, 3.50%*, 12/2/98.................   1,000,000    1,000,000
Missouri State Health & Educational Facilities
 Authority, Educational Facilities Revenue, St. Louis
 University, 3.35%*, 12/1/98 (FGIC Insured)............   1,100,000    1,100,000
Missouri State Health & Educational Facilities
 Authority, Educational Facilities Revenue, Washington
 University Project, Series A, 3.15%*, 12/2/98 (SPA-
 Morgan Guaranty Trust)................................   4,800,000    4,800,000

                                   Continued

THE ARCH FUND, INC.                           Schedule of Portfolio Investments
Tax-Exempt Money Market Portfolio                             November 30, 1998

Municipal Bonds, continued

                       Security                         Principal   Amortized
                     Description                          Amount       Cost
                     -----------                        ---------- ------------
Missouri, continued:
Missouri State Health & Educational Facilities
 Authority, Educational Facilities Revenue, Washington
 University Project, Series B, 3.15%*, 12/2/98 (SPA-
 Morgan Guaranty Trust)...............................  $1,000,000 $  1,000,000
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Barnes Hospital
 Project, 3.15%*, 12/2/98 (SPA-Morgan Guaranty
 Trust)...............................................   4,900,000    4,900,000
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, St. Anthony
 Medical Center, Series B, 3.10%*, 12/2/98 (SPA-ABN
 AMRO Bank and RABOBANK Nederland Bank)...............   3,000,000    3,000,000
                                                                   ------------
                                                                     15,800,000
                                                                   ------------
New York (3.5%):
Port Authority New York & New Jersey Special
 Obligation Revenue, Versatile Structure Obligations,
 Series 2, 3.25%*, 12/1/98 (SPA-Morgan Guaranty
 Trust)...............................................   6,100,000    6,100,000
                                                                   ------------
Oklahoma (6.9%):
Oklahoma State Industrial Authority Revenue, Flexible-
 Baptist Medical Center, Series B, 3.20%*, 12/2/98....   7,000,000    7,000,000
Tulsa Industrial Authority Revenue, University of
 Tulsa, Series B, 3.15%*, 12/2/98 (MBIA Insured)......   5,000,000    5,000,000
                                                                   ------------
                                                                     12,000,000
                                                                   ------------
Oregon (0.9%):
Oregon State, Series 73 G, G.O., 3.15%*, 12/2/98 (SPA-
 Morgan Guaranty Trust)...............................   1,500,000    1,500,000
                                                                   ------------
Pennsylvania (6.9%):
Geisinger Authority Pennsylvania Health Systems,
 Series B, 3.25%*, 12/1/98 (SPA-Morgan Guaranty
 Trust)...............................................   6,000,000    6,000,000
Pennsylvania State Higher Education Facilities
 Authority, College & University Revenue, Carnegie
 Mellon University, Series C, 3.30%*, 12/1/98 (SPA-
 Union Bank of Switzerland and Morgan Guaranty
 Trust)...............................................   6,000,000    6,000,000
                                                                   ------------
                                                                     12,000,000
                                                                   ------------
Tennessee (2.9%):
Memphis, Series A, G.O., 3.30%*, 12/2/98 (SPA-
 Westdeutshe Landesbank)..............................   5,000,000    5,000,000
                                                                   ------------
Texas (17.5%):
Harris County, Health Facilities Development Corp.,
 Health, Hospital & Nursing Home Revenue, Methodist
 Hospital, 3.30%*, 12/1/98 (SPA-Morgan Guaranty
 Trust)...............................................   6,000,000    6,000,000

Municipal Bonds, continued

                                                           Shares
                                                             or
                       Security                          Principal   Amortized
                      Description                          Amount       Cost
                      -----------                        ---------- ------------
Texas, continued:
North Central Texas Health Facilities Development
 Corp., Health, Hospital & Nursing Home Revenue,
 Methodist Hospital of Dallas, Series B,
 3.35%*, 12/1/98 (MBIA Insured)........................  $3,800,000 $  3,800,000
Port Corpus Christi, Port, Airport & Marina Revenue,
 Reynolds Metals Co., 3.40%*, 12/2/98 (LOC-Westdeutsche
 Landesbank)...........................................   2,200,000    2,200,000
Sabine River Authority, Pollution Control Revenue,
 Texas Utilities Electric Co., Series C, 3.80%*,
 12/1/98, AMT (LOC-Union Bank of Switzerland)..........   6,000,000    6,000,000
Texas State Tax & Revenue Anticipation Notes, 4.50%,
 8/31/99...............................................   5,000,000    5,039,038
Texas State, Multi-Modal-Water Development Board,
 Series A, 3.30%*, 12/1/98 (SPA-Canadian Imperial
 Bank).................................................   7,600,000    7,600,000
                                                                    ------------
                                                                      30,639,038
                                                                    ------------
Utah (3.5%):
Salt Lake County, Pollution Control Revenue, SVC
 Station Holdings Project, British Petroleum Co.,
 Series B, 3.30%*, 12/1/98.............................   6,000,000    6,000,000
                                                                    ------------
TOTAL MUNICIPAL BONDS                                                161,715,567
                                                                    ------------

Investment Companies (1.7%):

Federated Tax-Free Fund................................       1,000        1,000
Nuveen Tax Exempt Fund.................................   2,904,000    2,904,000
                                                                    ------------
TOTAL INVESTMENT COMPANIES                                             2,905,000
                                                                    ------------
TOTAL INVESTMENTS
 (Amortized Cost $173,220,567)(a) (99.8%).........................   173,220,567
Other assets in excess of liabilities (0.2%)......................       411,071
                                                                    ------------
TOTAL NET ASSETS (100.0%).........................................  $173,631,638
                                                                    ============

-----
* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at November 30, 1998. The date presented reflects the next rate change date.

** Put and demand features exist allowing the fund to require the repurchase of the investment within variable time periods ranging from daily, weekly, monthly or semi-annually. Maturity date reflects the next put date.

+ Effective yield at date of purchase.

(a) Cost for federal income tax and financial reporting purposes are the same.

AMTAlternative Minimum Tax
FGICFinancial Guaranty Insurance Corp.
FSAFinancial Securities Assurance, Inc.
G.O.General Obligation
LOC Letter of Credit
MBIAMunicipal Bond Insurance Association
SPAStandby Purchase Agreement
                       See notes to financial statements

THE ARCH FUND, INC.
Tax-Exempt Money Market Portfolio

Statement of Assets and Liabilities

                                                               November 30, 1998


Assets:
Investments, at value (cost $173,220,567)................          $173,220,567
Interest and dividends receivable........................               736,604
Prepaid expenses and other assets........................                 3,783
                                                                   ------------
 Total Assets............................................           173,960,954

Liabilities:
Payable to custodian for overdraft....................... $     37
Dividends payable........................................  240,264
Accrued expenses and other payables:
 Investment advisory fees................................   49,772
 Administration fees.....................................    3,334
 Distribution and administrative services fees...........   10,036
 Custodian fees..........................................    5,763
 Other liabilities.......................................   20,110
                                                          --------
 Total Liabilities.......................................               329,316
                                                                   ------------

Net Assets:
Capital..................................................           173,619,478
Undistributed net investment income......................                12,160
                                                                   ------------
Net Assets...............................................          $173,631,638
                                                                   ============
Investor A Shares
 Net Assets..............................................          $ 13,980,435
 Shares..................................................            13,980,397
 Offering and redemption price per share.................                 $1.00
                                                                          =====
Trust Shares
 Net Assets..............................................          $ 37,541,379
 Shares..................................................            37,541,346
 Offering and redemption price per share.................                 $1.00
                                                                          =====
Trust II Shares
 Net Assets..............................................          $122,109,824
 Shares..................................................           122,109,824
 Offering and redemption price per share.................                 $1.00
                                                                          =====

Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income............................................          $5,834,827
Dividend income............................................              55,704
                                                                     ----------
 Total Income..............................................           5,890,531
Expenses:
Investment advisory fees................................... $680,210
Administration fees........................................  170,052
Distribution and services fees, Investor A Shares..........   34,146
Administrative services fees, Trust Shares.................  378,482
Accounting fees............................................    2,468
Custodian fees.............................................   21,786
Directors' fees and expenses...............................    2,229
Transfer agent fees........................................   49,950
Other fees.................................................   77,668
                                                            --------
 Total expenses before voluntary fee reductions............           1,416,991
 Expenses voluntarily reduced..............................            (384,730)
                                                                     ----------
 Net Expenses..............................................           1,032,261
                                                                     ----------
Net investment income......................................           4,858,270
                                                                     ----------
Change in net assets resulting from operations.............          $4,858,270
                                                                     ==========

                       See notes to financial statements

THE ARCH FUND, INC
Tax-Exempt Money Market Portfolio

 Statements of Changes in Net Assets

                                                     For the       For the
                                                    year ended    year ended
                                                   November 30,  November 30,
                                                       1998          1997
                                                   ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................ $  4,858,270  $  4,462,657
                                                   ------------  ------------
Change in net assets resulting from operations....    4,858,270     4,462,657
                                                   ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income.......................     (365,876)     (476,137)
Distributions to Trust Shareholders:
 From net investment income.......................   (4,357,878)   (3,986,520)
Distributions to Trust II Shareholders:
 From net investment income.......................     (134,516)          ---
                                                   ------------  ------------
Change in net assets from shareholder distribu-
 tions............................................   (4,858,270)   (4,462,657)
                                                   ------------  ------------
Change in net assets from capital transactions....   14,325,565    45,596,094
                                                   ------------  ------------
Change in net assets..............................   14,325,565    45,596,094

Net Assets:
 Beginning of period..............................  159,306,073   113,709,979
                                                   ------------  ------------
 End of period.................................... $173,631,638  $159,306,073
                                                   ============  ============


                       See notes to financial statements

THE ARCH FUND, INC.
Tax-Exempt Money Market Portfolio

 Financial Highlights, Investor A Shares

                                                          Six Months
                                                            Ended
                          Years Ended November 30,       November 30,    Years Ended May 31,
                          ----------------------------   ------------    -----------------------
                           1998       1997      1996       1995 (d)      1995 (a)       1994
                          -------   --------   -------   ------------    -----------  ----------
Net Asset Value, Begin-
 ning of Period.........  $  1.00   $   1.00   $  1.00     $  1.00       $    1.00    $     1.00
                          -------   --------   -------     -------       ---------    ----------
Investment Activities
 Net investment income..    0.027      0.028     0.028       0.014           0.027         0.017
                          -------   --------   -------     -------       ---------    ----------
 Total from Investment
  Activities............    0.027      0.028     0.028       0.014           0.027         0.017
                          -------   --------   -------     -------       ---------    ----------
Distributions
 Net investment income..   (0.027)    (0.028)   (0.028)     (0.014)         (0.027)       (0.017)
                          -------   --------   -------     -------       ---------    ----------
 Total Distributions....   (0.027)    (0.028)   (0.028)     (0.014)         (0.027)       (0.017)
                          -------   --------   -------     -------       ---------    ----------
Net Asset Value, End of
 Period.................  $  1.00   $   1.00   $  1.00     $  1.00       $    1.00    $     1.00
                          =======   ========   =======     =======       =========    ==========
Total Return............     2.72 %     2.88 %    2.83 %      1.45 %(b)       2.70 %        1.73 %
Ratios/Supplementary Da-
 ta:
Net Assets at end of pe-
 riod (000).............  $13,980   $ 15,789   $17,984     $ 5,403       $   5,138    $    8,631
Ratio of expenses to av-
 erage net assets.......     0.79 %     0.77 %    0.75 %      0.94 %(c)       0.84 %        0.76 %
Ratio of net investment
 income to average net
 assets.................     2.68 %     2.82 %    2.78 %      2.87 %(c)       2.63 %        1.72 %
Ratio of expenses to av-
 erage net assets*......     0.84 %     0.82 %    0.80 %      0.99 %(c)       0.93 %        0.86 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) On September 27, 1994, the Portfolio redesignated the Investor Shares as
"Investor A" Shares. (b) Not annualized. (c) Annualized. (d) Upon reorganizing as a portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.

 Financial Highlights, Trust Shares

                                                          Six Months
                                                            Ended
                          Years Ended November 30,       November 30,    Years Ended May 31,
                          ----------------------------   ------------    -----------------------
                           1998       1997      1996       1995 (c)        1995         1994
                          -------   --------   -------   ------------    -----------  ----------
Net Asset Value, Begin-
 ning of Period.........  $  1.00   $   1.00   $  1.00     $  1.00       $    1.00    $     1.00
                          -------   --------   -------     -------       ---------    ----------
Investment Activities
 Net investment income..    0.029      0.030     0.030       0.016           0.029         0.020
                          -------   --------   -------     -------       ---------    ----------
 Total from Investment
  Activities............    0.029      0.030     0.030       0.016           0.029         0.020
                          -------   --------   -------     -------       ---------    ----------
Distributions
 Net investment income..   (0.029)    (0.030)   (0.030)     (0.016)         (0.029)       (0.020)
                          -------   --------   -------     -------       ---------    ----------
 Total Distributions....   (0.029)    (0.030)   (0.030)     (0.016)         (0.029)       (0.020)
                          -------   --------   -------     -------       ---------    ----------
Net Asset Value, End of
 Period.................  $  1.00   $   1.00   $  1.00     $  1.00       $    1.00    $     1.00
                          =======   ========   =======     =======       =========    ==========
Total Return............     2.92 %     3.08 %    3.06 %      1.57 %(a)       2.93 %        1.97 %
Ratios/Supplementary Da-
 ta:
Net Assets at end of pe-
 riod (000).............  $37,541   $143,517   $95,726     $78,031       $  85,324    $  112,594
Ratio of expenses to av-
 erage net assets.......     0.59 %     0.58 %    0.53 %      0.70 %(b)       0.61 %        0.52 %
Ratio of net investment
 income to average net
 assets.................     2.88 %     3.04 %    3.01 %      3.10 %(b)       2.87 %        1.95 %
Ratio of expenses to av-
 erage net assets*......     0.84 %     0.83 %    0.58 %      0.75 %(b)       0.70 %        0.86%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized. (b) Annualized. (c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Tax-Exempt Money Market Portfolio changed its fiscal year end from May 31 to November 30.

THE ARCH FUND, INC.
Tax-Exempt Money Market Portfolio

 Financial Highlights, Trust II Shares

                                                              November 16, 1998
                                                                     to
                                                                November 30,
                                                                  1998 (a)
                                                              -----------------
Net Asset Value, Beginning of Period.........................     $   1.00
                                                                  --------
Investment Activities
 Net investment income.......................................        0.001
                                                                  --------
 Total from Investment Activities............................        0.001
                                                                  --------
Distributions
 Net investment income.......................................       (0.001)
                                                                  --------
 Total Distributions.........................................       (0.001)
                                                                  --------
Net Asset Value, End of Period...............................     $   1.00
                                                                  ========
Total Return.................................................         0.11 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)............................     $122,110
Ratio of expenses to average net assets......................         0.57 %(c)
Ratio of net investment income to average net assets.........         2.69 %(c)
Ratio of expenses to average net assets*.....................         0.62 %(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Period from commencement of operations. (b) Not annualized. (c)
Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   The ARCH Growth & Income Equity Portfolio


  Q. What was the environment like in the stock market during the 12 months through November 30, 1998?

  A. Low inflation and moderate economic growth supported equity prices during most of the period. The market's gains were interrupted by a sharp decline during the summer and early fall, but stocks rebounded in October and November. The S&P 500 Stock Index finished the period up 23.68%, with growth stocks leading the way.

  The market's decline reflected investors' concerns that financial troubles in Asia and elsewhere would spill over into the U.S. economy. But while corporate earnings were relatively flat, the Federal Reserve Board's decision to reduce short-term interest rates late in the period helped relieve those concerns.

  Q. What types of stocks did you emphasize in those conditions?

  A. We continued to maintain a value orientation in the Fund's portfolio, seeking individual securities that we believed offered especially good value. We sold shares of some large companies during the second half of the year. Those firms included Nordstrom and Ascend Communications (2.2%), which had exceeded our price targets, and Union Texas Petroleum, which was acquired by Atlantic Richfield (1.9%). The Portfolio continued to hold shares of technology stocks, such as Applied Materials (2.1%), Microsoft (1.3%) and First Data Corporation (1.8%), as well as shares of drug companies, such as Bristol Myers Squibb Co. (2.5%) and Merck (2.2%).*

  Q. What's your outlook for the stock market, and how will you manage the Portfolio going forward?

  A. Rather than attempt to predict market fluctuations, we look for value in individual companies whose securities are trading at attractive prices given the firm's growth potential. It seems likely that we will discover good long-term opportunities in areas that have, recently, performed relatively poorly, such as energy.
-----
* Portfolio composition is subject to change.

                   The ARCH Growth & Income Equity Portfolio

     [ARCH GROWTH & INCOME EQUITY PORTFOLIO INVESTOR A CHART APPEARS HERE]

Value of a $10,000 Investment
              Investor A          Investor A         Investor B
               (No Load)            (Load)*           (No CDSC)        S&P 500
               ---------            ------            ---------        -------
11/30/88        10,000               9,550              10,000          10,000
11/30/89        12,712              12,139              12,708          13,078
11/30/90        12,540              11,976              12,533          12,617
11/30/91        14,722              14,059              14,712          15,186
11/30/92        17,751              16,953              17,732          17,985
11/30/93        19,461              18,586              19,439          19,797
11/30/94        19,502              18,625              19,479          20,010
11/30/95        25,733              24,575              25,557          27,395
11/30/96        31,649              30,225              31,257          35,026
11/30/97        39,213              37,449              38,462          45,022
11/30/98        44,359              42,369              43,205          55,677

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
    (Maximum 5.00%)
                           Average Annual Total Return
                                 as of 11/30/98
                                  1 Year   5 Year   10 Year
                                  ------   ------   -------
  Investor A (No Load)             9.35%   17.12%    15.67%
  Investor A*                      4.40%   16.05%    15.14%
  Investor B (No CDSC)             8.59%   16.53%    15.37%
  Investor B (CDSC)**              4.07%   16.42%    15.37%

 [ARCH GROWTH & INCOME EQUITY PORTFOLIO TRUST/INSTITUTIONAL CHART APPEARS HERE]

Value of a $10,000 Investment

             Trust     Institutional     S&P 500
             -----     -------------     -------

11/30/88    10,000        10,000         10,000
11/30/89    12,708        12,712         13,078
11/30/90    12,533        12,540         12,617
11/30/91    14,712        14,719         15,186
11/30/92    17,732        17,748         17,985
11/30/93    19,439        19,457         19,797
11/30/94    19,510        19,496         20,010
11/30/95    25,806        25,708         27,395
11/30/96    31,855        31,642         35,026
11/30/97    39,679        39,207         45,022
11/30/98    45,018        44,354         55,677

                           Average Annual Total Return
                                 as of 11/30/98
                                  1 Year   5 Year   10 Year
                                  ------   ------   -------
Trust                              9.67%   17.49%    15.84%
Institutional                      9.36%   17.12%    15.67%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Growth & Income Equity Portfolio is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares, for periods prior to such date, represent the performance for Investor A shares of the Portfolio, which have been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  The Investor B (CDSC) is not included on the above graph due to the fact that the performance is now over 6 years, and the CDSC charges no longer apply. The performance for the Investor B (CDSC) will now mirror Investor B (No CDSC) performance.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares, for periods prior to such date, represent the performance for Investor A shares of the portfolio.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Growth & Income Equity Portfolio                               November 30, 1998


Commercial Paper (0.2%):

                                                          Shares
                                                            or
                        Security                         Principal    Market
                      Description                         Amount      Value
                      -----------                        --------- ------------
Finance (0.2%):
American General Finance, 5.37%, 12/1/98................ $743,000  $    743,000
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                  743,000
                                                                   ------------

Common Stocks (98.4%):

Banking (8.0%):
Bank One Corp. .........................................  179,405     9,205,719
Chase Manhattan Corp. ..................................  145,800     9,249,187
Crestar Financial Corp. ................................  120,900     8,024,738
First Union Corp. ......................................  174,950    10,628,212
                                                                   ------------
                                                                     37,107,856
                                                                   ------------
Beverages (2.0%):
PepsiCo, Inc. ..........................................  237,700     9,196,019
                                                                   ------------
Building Products (3.9%):
Masco Corp. ............................................  325,000     9,384,375
Sherwin-Williams Co. ...................................  300,100     8,515,338
                                                                   ------------
                                                                     17,899,713
                                                                   ------------
Business Services (1.8%):
First Data Corp. .......................................  310,000     8,273,125
                                                                   ------------
Chemicals (4.2%):
Avery Dennison Corp. ...................................  135,004     6,471,753
Ecolab, Inc. ...........................................  196,600     6,082,313
Millipore Corp. ........................................   91,300     2,567,813
Solutia, Inc. ..........................................  200,000     4,475,000
                                                                   ------------
                                                                     19,596,879
                                                                   ------------
Commercial Services (1.2%):
H & R Block, Inc. ......................................  120,000     5,392,500
                                                                   ------------
Computer Software (4.7%):
Adaptec, Inc.(b)........................................  525,000     8,531,250
Microsoft Corp.(b)......................................   50,000     6,100,000
Network Associates, Inc.(b)(c)..........................  141,000     7,173,375
                                                                   ------------
                                                                     21,804,625
                                                                   ------------
Consumer Goods & Services (2.1%):
Newell Co.(c)...........................................  217,627     9,629,995
                                                                   ------------
Containers & Packaging (2.9%):
Crown Cork & Seal Co., Inc. ............................  132,150     4,460,063
Sealed Air Corp.(b).....................................  200,000     8,825,000
                                                                   ------------
                                                                     13,285,063
                                                                   ------------
Cosmetics (1.6%):
Estee Lauder Cos., Class A(c)...........................  100,000     7,506,250
                                                                   ------------
Electrical & Electronic (4.2%):
Analog Devices(b).......................................  130,500     2,667,094
General Electric Co. ...................................  100,500     9,095,250
W.W. Grainger, Inc. ....................................  188,104     7,947,394
                                                                   ------------
                                                                     19,709,738
                                                                   ------------

Common Stocks, continued:

                                                          Shares
                                                            or
                        Security                         Principal    Market
                      Description                         Amount      Value
                      -----------                        --------- ------------
Financial Services (5.7%):
Heller Financial, Inc. .................................   30,000  $    785,625
MBNA Corp. .............................................  450,000    10,209,374
SLM Holding Corp. ......................................  203,728     8,964,032
Washington Mutual, Inc. ................................  168,000     6,510,000
                                                                   ------------
                                                                     26,469,031
                                                                   ------------
Food Products & Services (2.4%):
IBP, Inc. ..............................................  447,200    11,347,700
                                                                   ------------
Health Care (2.7%):
C.R. Bard, Inc. ........................................  139,600     6,395,425
Columbia/HCA Healthcare Corp.(c)........................  250,000     6,156,250
                                                                   ------------
                                                                     12,551,675
                                                                   ------------
Oil & Exploration, Production & Services (3.5%):
Murphy Oil Corp. .......................................  154,800     6,172,650
Vastar Resources, Inc. .................................  243,600     9,881,025
                                                                   ------------
                                                                     16,053,675
                                                                   ------------
Oil & Gas Equipment/Services (2.0%):
Baker Hughes, Inc. .....................................  505,000     9,247,813
                                                                   ------------
Oil Companies - Integrated (4.1%):
Atlantic Richfield Co. .................................  130,000     8,645,000
USX-Marathon Group .....................................  360,500    10,229,188
                                                                   ------------
                                                                     18,874,188
                                                                   ------------
Paper & Related (1.1%):
Mead Corp. .............................................  162,800     4,934,875
                                                                   ------------
Pharmaceuticals (11.1%):
Allergan, Inc. .........................................  142,550     8,677,731
Bristol-Myers Squibb Co. ...............................   93,916    11,510,579
Eli Lilly & Co. ........................................  120,000    10,762,500
Merck & Co., Inc. ......................................   66,000    10,221,750
Schering-Plough Corp. ..................................  103,000    10,956,625
                                                                   ------------
                                                                     52,129,185
                                                                   ------------
Restaurants (1.6%):
Tricon Global Restaurants, Inc.(b)......................  167,820     7,646,299
                                                                   ------------
Retail Stores (6.5%):
Dillards, Inc., Class A.................................  305,900    10,515,312
Office Depot, Inc.(b)...................................  200,000     6,500,000
Pep Boys--Manny, Moe, & Jack............................  450,000     6,356,250
Wal-Mart Stores, Inc. ..................................   90,000     6,778,125
                                                                   ------------
                                                                     30,149,687
                                                                   ------------
Semiconductors (3.7%):
Applied Materials, Inc.(b)(c)...........................  247,200     9,579,000
KLA-Tencor Corp.(b).....................................  225,000     7,664,063
                                                                   ------------
                                                                     17,243,063
                                                                   ------------
Telecommunications (3.3%):
Ascend Communications, Inc.(b)(c).......................  180,000    10,113,750
Frontier Corp. .........................................  174,000     5,241,750
                                                                   ------------
                                                                     15,355,500
                                                                   ------------

                                   Continued

THE ARCH FUND, INC.                           Schedule of Portfolio Investments
Growth & Income Equity Portfolio                              November 30, 1998

Common Stocks, continued:

                                                           Shares
                                                             or
                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Tobacco (2.2%):
Philip Morris Companies, Inc. .........................     185,500 $ 10,376,406
                                                                    ------------
Transportation & Shipping (2.1%):
Burlington Northern Santa Fe...........................     289,500    9,843,000
                                                                    ------------
Utilities - Gas & Electric (5.5%):
CINergy Corp. .........................................     300,000   10,368,750
Consolidated Natural Gas Co............................     142,240    7,725,410
New Century Energies, Inc. ............................     150,000    7,209,375
                                                                    ------------
                                                                      25,303,535
                                                                    ------------
Utilities - Telephone (2.0%):
GTE Corp. .............................................     150,000    9,300,000
                                                                    ------------
Wholesale Distribution (2.3%):
Sysco Corp. ...........................................     400,070   10,776,886
                                                                    ------------
TOTAL COMMON STOCKS                                                  457,004,281
                                                                    ------------

Investment Companies (0.5%):

Cash Assets Trust Money Market Fund....................   2,160,000    2,160,000
                                                                    ------------
TOTAL INVESTMENT COMPANIES                                             2,160,000
                                                                    ------------

Short-Term Securities Held as Collateral (8.6%):

Repurchase agreements (8.6%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $13,523,500,
 collateralized by $16,806,266 various U.S. Government
 Agency securities, 0.00%-8.50%, 12/3/98-9/11/28,
 market value $13,789,099).............................  13,521,376   13,521,376
Nationsbanc Montgomery Securities, Inc., 5.68%, 12/1/98
 (Purchased on 11/30/98, proceeds at maturity
 $1,536,770, collateralized by $1,723,708 various U.S.
 Government Agency mortgages, 0.00%-10.50%, 5/1/00-
 12/1/28, market value $1,567,258).....................   1,536,528    1,536,528

Short-Term Securities Held as Collateral, continued:

                                                         Shares
                                                           or
                      Security                         Principal     Market
                     Description                         Amount      Value
                     -----------                       ---------- ------------
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $6,761,711,
 collateralized by $34,350,284 various U.S.
 Government Agency mortgages, 0.00%-8.00%, 10/25/99-
 8/1/28, market value $6,895,902)....................  $6,760,688 $  6,760,688
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $4,549,609,
 collateralized by $5,334,999 various U.S. Treasury
 Notes, 3.63%-8.75%, 10/31/99-11/15/28, market value
 $4,639,912).........................................   4,548,933    4,548,933
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $13,523,366,
 collateralized by $16,179,516 various U.S. Treasury
 Notes, 0.00%-8.88%, 12/10/98-4/15/28, market value
 $13,791,803)........................................  13,521,375   13,521,375
                                                                  ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                      39,888,900
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $367,232,228)(a) (107.7%)................................   499,796,181
Liabilities in excess of other assets. (-7.7%)..................   (35,566,561)
                                                                  ------------
TOTAL NET ASSETS (100.0%).......................................  $464,229,620
                                                                  ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $4,500,000. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation..  $131,939,120
      Unrealized depreciation..    (3,875,167)
                                 ------------
      Net unrealized apprecia-
       tion....................  $128,063,953
                                 ============

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of November 30, 1998.

                       See notes to financial statements

THE ARCH FUND, INC.
Growth & Income Equity Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1998

Assets:
Investments, at value (cost $327,343,328)............             $459,907,281
Repurchase agreements, at value
 (cost $39,888,900)..................................               39,888,900
                                                                  ------------
 Total investments...................................              499,796,181
Cash.................................................                       52
Interest and dividends receivable....................                  460,510
Receivable for capital shares issued.................                  523,499
Receivable for investments sold......................                8,033,785
Prepaid expenses and other assets....................                      826
                                                                  ------------
 Total Assets........................................              508,814,853
Liabilities:
Dividends payable.................................... $   345,341
Payable for investments purchased....................   3,972,999
Payable for capital shares redeemed..................      16,932
Payable for return of collateral received............  39,888,900
Accrued expenses and other payables:
 Investment advisory fees............................     212,465
 Administration fees.................................       9,133
 Distribution and administrative services fees.......      45,841
 Custodian fees......................................      34,648
 Other liabilities...................................      58,974
                                                      -----------
 Total Liabilities...................................               44,585,233
                                                                  ------------
Net Assets:
Capital..............................................              300,571,913
Distributions in excess of net investment income.....                   (7,807)
Accumulated net realized gains from investment
 transactions........................................               31,101,561
Net unrealized appreciation of investments...........              132,563,953
                                                                  ------------
Net Assets...........................................             $464,229,620
                                                                  ============
Investor A Shares
 Net Assets..........................................             $ 48,868,457
 Shares..............................................                2,554,054
 Redemption price per share..........................                   $19.13
                                                                        ======
Maximum Sales Charge -- Investor A Shares............                     4.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share....................................                   $20.03
                                                                        ======
Investor B Shares
 Net Assets..........................................             $  9,040,390
 Shares..............................................                  478,600
 Offering price per share*...........................                   $18.89
                                                                        ======
Trust Shares
 Net Assets..........................................             $299,188,045
 Shares..............................................               15,575,836
 Offering and redemption price per share.............                   $19.21
                                                                        ======
Institutional Shares
 Net Assets..........................................             $107,132,728
 Shares..............................................                5,599,076
 Offering and redemption price per share.............                   $19.13
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held. Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income.......................................            $ 1,364,898
Dividend income.......................................              6,327,318
Income from securities lending........................                 43,262
                                                                  -----------
 Total Income.........................................              7,735,478
Expenses:
Investment advisory fees.............................. $2,595,988
Administration fees...................................    943,842
Distribution and services fees, Investor A Shares.....    145,541
Distribution and services fees, Investor B Shares.....     79,370
Administrative services fees, Trust Shares............    939,960
Administrative services fees, Institutional Shares....    306,428
Accounting fees.......................................      4,623
Custodian fees........................................    149,479
Directors' fees and expenses..........................      5,397
Transfer agent fees...................................    148,206
Other fees............................................    134,077
                                                       ----------
 Total expenses before voluntary fee reductions.......              5,452,911
 Expenses voluntarily reduced.........................             (1,411,860)
                                                                  -----------
 Net Expenses.........................................              4,041,051
                                                                  -----------
Net investment income.................................              3,694,427
                                                                  -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions.......             32,365,930
Net change in unrealized appreciation from
 investments..........................................              6,355,836
                                                                  -----------
Net realized/unrealized gains from investments........             38,721,766
                                                                  -----------
Change in net assets resulting from operations........            $42,416,193
                                                                  ===========

                       See notes to financial statements

THE ARCH FUND, INC.
Growth & Income Equity Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1998          1997
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  3,694,427  $  3,514,224
 Net realized gains from investment transactions...   32,365,930    78,993,806
 Net change in unrealized appreciation from
  investments......................................    6,355,836     9,568,676
                                                    ------------  ------------
Change in net assets resulting from operations.....   42,416,193    92,076,706
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (287,715)     (285,613)
 In excess of net investment income................      (15,741)      (66,559)
 From net realized gains from investment
  transactions.....................................   (7,816,180)   (2,994,148)
Distributions to Investor B Shareholders:
 In excess of net investment income................      (11,629)      (19,623)
 From net realized gains from investment
  transactions.....................................   (1,082,825)     (278,321)
Distributions to Trust Shareholders:
 From net investment income........................   (2,804,823)   (3,247,480)
 From net realized gains from investment
  transactions.....................................  (54,343,715)  (27,210,627)
Distributions to Institutional Shareholders:
 From net investment income........................     (608,619)     (539,466)
 In excess of net investment income................      (37,514)     (149,417)
 From net realized gains from investment
  transactions.....................................  (15,645,712)   (5,714,817)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (82,654,473)  (40,506,071)
                                                    ------------  ------------
Change in net assets from capital transactions.....   36,928,012   (46,929,826)
                                                    ------------  ------------
Change in net assets...............................   (3,310,268)    4,640,809
Net Assets:
 Beginning of period...............................  467,539,888   462,899,079
                                                    ------------  ------------
 End of period..................................... $464,229,620  $467,539,888
                                                    ============  ============



                       See notes to financial statements

THE ARCH FUND, INC.
Growth & Income Equity Portfolio

 Statement of Cash Flows

                                                                    For the
                                                                  year ended
                                                                 November 30,
                                                                     1998
                                                                ---------------
Cash Flows from Operating Activities:
 Net investment income........................................  $     3,694,427
 Adjustments to reconcile net investment income to net cash
  provided by operating activities:
 Cost of investment securities................................   (5,207,017,745)
 Proceeds from disposition of investment securities...........    5,250,457,864
 Cost of investments purchased with cash collateral from
  securities lending..........................................      (39,888,900)
 Decrease in dividends and interest receivable................            9,268
 Increase in payable for return of collateral received from
  securities lending..........................................       39,888,900
 Increase in accrued expenses.................................           43,944
 Decrease in prepaid expenses.................................           18,420
 Net amortization/accretion from investments..................       (1,364,898)
                                                                ---------------
 Net cash provided by operating activities....................       45,841,280
                                                                ---------------
Cash Flows from Financing Activities:
 Proceeds from shares issued..................................       68,049,679
 Cost of shares redeemed......................................      (88,573,072)
 Cash distributions paid......................................      (25,318,049)
                                                                ---------------
 Net cash used in financing activities........................      (45,841,442)
                                                                ---------------
Decrease in cash..............................................             (162)
Cash:
 Beginning balance............................................              214
                                                                ---------------
 Ending balance...............................................  $            52
                                                                ===============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $57,228,135.


                       See notes to financial statements

THE ARCH FUND, INC.
Growth & Income Equity Portfolio

 Financial Highlights, Investor A Shares

                                   For the years ended November 30,
                               ------------------------------------------------
                                1998      1997      1996      1995     1994 (a)
                               -------   -------   -------   -------   --------
Net Asset Value, Beginning of
 Period......................  $ 21.12   $ 18.67   $ 16.30   $ 12.70   $ 14.74
                               -------   -------   -------   -------   -------
Investment Activities
 Net investment income.......     0.12      0.11      0.20      0.23      0.20
 Net realized and unrealized
  gains (losses) from
  investments................     1.58      3.96      3.32      3.74     (0.17)
                               -------   -------   -------   -------   -------
 Total from Investment
  Activities.................     1.70      4.07      3.52      3.97      0.03
                               -------   -------   -------   -------   -------
Distributions
 Net investment income.......    (0.11)    (0.13)    (0.20)    (0.23)    (0.21)
 In excess of net investment
  income.....................    (0.01)    (0.03)    (0.01)       --        --
 Net realized gains..........    (3.57)    (1.46)    (0.94)    (0.14)    (0.18)
 In excess of net realized
  gains......................       --        --        --        --     (1.68)
                               -------   -------   -------   -------   -------
 Total Distributions.........    (3.69)    (1.62)    (1.15)    (0.37)    (2.07)
                               -------   -------   -------   -------   -------
Net Asset Value, End of
 Period......................  $ 19.13   $ 21.12   $ 18.67   $ 16.30   $ 12.70
                               =======   =======   =======   =======   =======
Total Return (excludes sales
 charge).....................     9.35 %   23.90 %   22.99 %   31.95 %    0.20 %
Ratios/Supplementary Data:
Net Assets at end of period
 (000).......................  $48,868   $46,372   $38,229   $25,082   $18,343
Ratio of expenses to average
 net assets..................     1.04 %    1.04 %    1.05 %    1.05 %    1.05 %
Ratio of net investment
 income to average net
 assets......................     0.59 %    0.60 %    1.20 %    1.59 %    1.45 %
Ratio of expenses to average
 net assets*.................     1.14 %    1.14 %    1.15 %    1.15 %    1.15 %
Portfolio turnover**.........    91.23 %   57.11 %   63.90 %   58.50 %   65.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.

 Financial Highlights, Investor B Shares

                                    For the years ended          March 1, 1995
                                        November 30,                  to
                                   ---------------------------   November 30,
                                    1998        1997     1996      1995 (a)
                                   -------     ------   ------   -------------
Net Asset Value, Beginning of
 Period..........................  $ 20.94     $18.58   $16.23      $13.43
                                   -------     ------   ------      ------
Investment Activities
 Net investment income (loss)....    (0.02)(d)  (0.02)    0.11        0.14
 Net realized and unrealized
  gains from investments.........     1.57       3.93     3.30        2.81
                                   -------     ------   ------      ------
 Total from Investment
  Activities.....................     1.55       3.91     3.41        2.95
                                   -------     ------   ------      ------
Distributions
 Net investment income...........       --         --    (0.11)      (0.15)
 In excess of net investment
  income.........................    (0.03)     (0.09)   (0.01)         --
 Net realized gains..............    (3.57)     (1.46)   (0.94)         --
                                   -------     ------   ------      ------
 Total Distributions.............    (3.60)     (1.55)   (1.06)      (0.15)
                                   -------     ------   ------      ------
Net Asset Value, End of Period...  $ 18.89     $20.94   $18.58      $16.23
                                   =======     ======   ======      ======
Total Return (excludes sales
 charge).........................     8.59 %    23.04 %  22.29 %     31.20 %(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $ 9,040     $6,349   $3,537      $  781
Ratio of expenses to average net
 assets..........................     1.74 %     1.73 %   1.75 %      1.75 %(c)
Ratio of net investment income to
 average net assets..............    (0.10)%    (0.11)%   0.49 %      0.87 %(c)
Ratio of expenses to average net
 assets*.........................     1.84 %     1.83 %   1.85 %      1.85 %(c)
Portfolio turnover**.............    91.23 %    57.11 %  63.90 %     58.50 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
(d) Per share net investment income has been calculated using the daily average share method.

THE ARCH FUND, INC.
Growth & Income Equity Portfolio

 Financial Highlights, Trust Shares

                               For the years ended November 30,
                         ----------------------------------------------------
                           1998       1997       1996       1995       1994
                         --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  21.19   $  18.71   $  16.32   $  12.72   $  14.74
                         --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.17       0.23       0.24       0.27       0.22
 Net realized and
  unrealized gains
  (losses) from
  investments...........     1.59       3.96       3.34       3.74      (0.17)
                         --------   --------   --------   --------   --------
 Total from Investment
  Activities............     1.76       4.19       3.58       4.01       0.05
                         --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.17)     (0.25)     (0.24)     (0.27)     (0.21)
 In excess of net
  investment income.....       --         --      (0.01)        --         --
 Net realized gains.....    (3.57)     (1.46)     (0.94)     (0.14)     (0.18)
 In excess of net
  realized gains........       --         --         --         --      (1.68)
                         --------   --------   --------   --------   --------
 Total Distributions....    (3.74)     (1.71)     (1.19)     (0.41)     (2.07)
                         --------   --------   --------   --------   --------
Net Asset Value, End of
 Period................. $  19.21   $  21.19   $  18.71   $  16.32   $  12.72
                         ========   ========   ========   ========   ========
Total Return............     9.67 %    24.55 %    23.45 %    32.27 %     0.36 %
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $299,188   $322,304   $348,183   $286,546   $235,955
Ratio of expenses to
 average net assets.....     0.74 %     0.74 %     0.75 %     0.75 %     0.75 %
Ratio of net investment
 income to average net
 assets.................     0.90 %     0.91 %     1.50 %     1.89 %     1.72 %
Ratio of expenses to
 average net assets*....     1.14 %     1.14 %     0.85 %     0.85 %     1.15 %
Portfolio turnover**....    91.23 %    57.11 %    63.90 %    58.50 %    65.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
Financial Highlights, Institutional Shares

                               For the years ended November 30,
                         ----------------------------------------------------
                           1998       1997       1996       1995     1994 (a)
                         --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  21.12   $  18.67   $  16.29   $  12.70   $  14.74
                         --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.12       0.12       0.20       0.23       0.20
 Net realized and
  unrealized gains
  (losses) from
  investments...........     1.58       3.95       3.33       3.74      (0.17)
                         --------   --------   --------   --------   --------
 Total from Investment
  Activities............     1.70       4.07       3.53       3.97       0.03
                         --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.11)     (0.13)     (0.20)     (0.24)     (0.21)
 In excess of net
  investment income.....    (0.01)     (0.03)     (0.01)        --         --
 Net realized gains.....    (3.57)     (1.46)     (0.94)     (0.14)     (0.18)
 In excess of net
  realized gains........       --         --         --         --      (1.68)
                         --------   --------   --------   --------   --------
 Total Distributions....    (3.69)     (1.62)     (1.15)     (0.38)     (2.07)
                         --------   --------   --------   --------   --------
Net Asset Value, End of
 Period................. $  19.13   $  21.12   $  18.67   $  16.29   $  12.70
                         ========   ========   ========   ========   ========
Total Return............     9.36 %    23.90 %    23.08 %    31.88 %     0.19 %
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $107,133   $ 92,515   $ 72,950   $ 40,228   $ 21,897
Ratio of expenses to
 average net assets.....     1.04 %     1.04 %     1.05 %     1.05 %     1.05 %
Ratio of net investment
 income to average net
 assets.................     0.60 %     0.60 %     1.19 %     1.58 %     1.41 %
Ratio of expenses to
 average net assets*....     1.14 %     1.14 %     1.15 %     1.15 %     1.16 %
Portfolio turnover**....    91.23 %    57.11 %    63.90 %    58.50 %    65.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the period prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      The ARCH Small Cap Equity Portfolio+

  Q. How did small-company stocks perform during the 12 months ended November 30, 1998?

  A. During most of the period the environment for small-capitalization stocks was difficult due to problems in Asia, Latin America and Russia, as well as political uncertainty in the United States. The growing fear of a global recession led to extreme volatility in the overall market, causing investors to seek the safe havens of blue-chip equities and Treasury bonds. From early October until the end of the period, however, small-cap stocks performed extremely well as a recession appeared unlikely, and investors took advantage of those shares' attractive valuations.

  Investors before that rebound had avoided small-company stocks despite extremely attractive valuations. As a result, according to Bloomberg, the market value of the average small firm (market capitalization of less than $250 million) declined 53.9% from its 52-week high during the period ended August 31, 1998. By comparison, the market value of the average mid-sized company (market capitalization of less than $1 billion) fell 45%. And the value of the average large company's market value (market capitalization greater than $20 billion) declined only 26%.

  Q. What was your strategy in that environment?

  A. Our strategy does not change: We look for the best relative values across various sectors of the market. During the 12-month period, we steadily added to our holdings in the technology sector. This sector was hurt by the Asian crisis and concerns about excessive inventories at many firms. That environment pushed down the share prices of some solid technology companies, and we were able to find extremely attractive valuations in the sector.

  For example, we added to our holdings in PRI Automation (3.0% of the Portfolio's net assets), a leading supplier of advanced robotics technology used in semiconductor manufacturing. We also added shares of Kulicke & Soffa Industries (2.7%), a leading manufacturer of semiconductor packaging, as well as Phototronics (1.9%), a leading manufacturer of photomask equipment used in the fabrication of semiconductors. In addition, we've added shares of companies such as SMART Modular Technologies (1.9%) and Flextronics (1.1%), which benefited from the trend among technology companies to outsource manufacturing of various components and products.*

  Q. What is your outlook for small-company stocks going forward, and how will you manage the Portfolio with that in mind?

  A. We believe that small-company stocks continue to offer good value, with lower price-to-earnings ratios and lower price-to-book ratios than large-company shares. Small-company stocks also offer potentially greater earnings growth, in part because weak foreign economies reduce the profits of domestic blue-chip corporations with foreign exposure. Although liquidity concerns and fears of a global recession may dampen small-caps' performance, it is likely they could perform well in the coming months.
-----
+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, small company stocks have experienced a greater degree of market volatility than large company stocks on average.
* Portfolio composition is subject to change.

                      The ARCH Small Cap Equity Portfolio+

             [ARCH SMALL CAP EQUITY PORTFOLIO+ CHART APPEARS HERE]

Value of a $10,000 Investment

               Investor A    Investor A      Investor B    Russell 2000
                (No Load)      (Load)*        (No CDSC)        Index
                ---------      ------         ---------        -----
May-92           10,000         9,551          10,000          10,000
Nov-92           11,255        10,750          11,255          11,032
Nov-93           13,478        12,873          13,478          13,128
Nov-94           14,473        13,823          14,472          12,981
Nov-95           17,579        16,790          17,487          16,680
Nov-96           19,049        18,193          18,822          19,434
Nov-97           22,754        21,733          22,326          23,984
May-98           24,135        23,052          23,593          25,553
Nov-98           19,525        18,649          19,023          22,396
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)

                           Average Annual Total Return
                                 as of 11/30/98
                                                     Since
                                                  Inception
                            1 Year      5 Year     (5/6/92)
                            ------      ------     --------
Investor A (No Load)       -14.19%       7.69%      10.72%
Investor A*                -18.06%       6.71%       9.95%
Investor B (No CDSC)       -14.79%       7.14%      10.28%
Investor B (CDSC)**        -18.70%       7.00%      10.28%

             [ARCH SMALL CAP EQUITY PORTFOLIO+ CHART APPEARS HERE]

Value of a $10,000 Investment

                  Trust             Institutional         Russell 2000 Index
                  -----             -------------         ------------------
May-92           10,000                 10,000                 10,000
Nov-92           11,255                 11,255                 11,032
Nov-93           13,478                 13,478                 13,128
Nov-94           14,497                 14,436                 12,981
Nov-95           17,642                 17,531                 16,680
Nov-96           19,181                 19,002                 19,434
Nov-97           22,973                 22,691                 23,984
May-98           24,392                 24,056                 25,553
Nov-98           19,784                 19,475                 22,396

                           Average Annual Total Return
                                 as of 11/30/98
                                                     Since
                                                   Inception
                        1 Year        5 Year       (5/6/92)
                        ------        ------       --------
Trust                  -13.90%         7.98%        10.94%
Institutional          -14.17%         7.64%        10.68%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Small Cap Equity Portfolio is measured against the Russell 2000 Index, an unmanaged index generally representative of the total return of small to mid-sized companies. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares, for periods prior to such date, represent the performance for Investor A shares of the Portfolio, which have been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  The Investor B (CDSC) is not included on the above graph due to the fact that the performance is now over 6 years, and the CDSC charges no longer apply. The performance for the Investor B (CDSC) will now mirror Investor B (No CDSC) performance.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares, for periods prior to such date, represent the performance for Investor A shares of the portfolio.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Small Cap Equity Portfolio                                     November 30, 1998

Commercial Paper (4.8%):

                                                          Shares
                                                            or
                       Security                         Principal     Market
                      Description                         Amount      Value
                      -----------                       ---------- ------------
Finance (4.8%):
American General Finance, 5.37%, 12/1/98............... $8,020,000 $  8,020,000
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                8,020,000
                                                                   ------------

Common Stocks (92.4%):

Automotive Parts (1.8%):
Aftermarket Technology Corp.(b)........................     86,200      495,650
Superior Industries International, Inc. ...............    100,000    2,600,000
                                                                   ------------
                                                                      3,095,650
                                                                   ------------
Banking (6.7%):
Associated Banc-Corp. .................................     63,500    2,166,938
Bank United Corp., Class A(c)..........................     59,500    2,610,562
Commercial Federal Corp. ..............................     68,000    1,559,750
Cullen/Frost Bankers, Inc. ............................     21,461    1,150,846
Sovereign Bancorp, Inc. ...............................    145,000    1,857,813
St. Paul Bancorp, Inc. ................................     85,000    1,795,625
                                                                   ------------
                                                                     11,141,534
                                                                   ------------
Broadcasting & Publishing (1.3%):
Cumulus Media, Inc., Class A(b)........................     30,752      418,996
Young Broadcasting, Inc., Class A(b)...................     47,843    1,704,407
                                                                   ------------
                                                                      2,123,403
                                                                   ------------
Business Services (7.1%):
Condor Technology Solutions, Inc.(b)...................     93,000      930,000
Cotelligent Group, Inc.(b).............................    101,424    1,857,327
Hub Group, Inc., Class A(b)............................    108,363    1,977,625
Interim Services, Inc.(b)(c)...........................     72,500    1,504,375
National Data Corp.(c).................................     99,500    3,718,812
SunGard Data Systems, Inc.(b)..........................     65,000    2,080,000
                                                                   ------------
                                                                     12,068,139
                                                                   ------------
Chemicals (7.0%):
Cytec Industries, Inc.(b)..............................     45,200    1,019,825
M. A. Hanna Co. .......................................    138,705    1,950,539
Minerals Technologies, Inc. ...........................     72,736    3,191,292
OM Group, Inc. ........................................     81,000    2,931,188
RPM, Inc. .............................................    160,000    2,620,000
                                                                   ------------
                                                                     11,712,844
                                                                   ------------
Commercial Services (3.6%):
Applied Graphics Technologies, Inc.(b)(c)..............    144,987    1,857,646
Iron Mountain, Inc.(b).................................     82,742    2,420,203
Source Information Management Co.(b)(c)................    227,000    1,674,125
                                                                   ------------
                                                                      5,951,974
                                                                   ------------
Computer Software (7.1%):
Cognos, Inc.(b)(c).....................................    160,000    3,200,000
SMART Modular Technologies, Inc.(b)(c).................    150,000    3,131,250
SPSS, Inc.(b)(c).......................................    126,000    2,315,250
Zebra Technologies Corp., Class A(b)(c)................    102,088    3,426,328
                                                                   ------------
                                                                     12,072,828
                                                                   ------------

Common Stocks, continued:

                                                           Shares
                                                             or
                        Security                          Principal    Market
                       Description                         Amount      Value
                       -----------                        --------- ------------
Consumer Goods & Services (1.1%)
Kellwood Co. ............................................   67,000  $  1,809,000
                                                                    ------------
Electrical & Electronic (9.8%):
Amkor Technologies, Inc.(b)(c)...........................  252,000     1,590,750
Barnett, Inc.(b).........................................  119,717     1,496,463
CFM Technologies, Inc.(b)(c).............................  120,395     1,053,456
Flextronics International Ltd.(b)(c).....................   28,000     1,862,000
General Scanning, Inc.(b)................................  198,400     1,140,800
Kulicke & Soffa Industries, Inc.(b)(c)...................  265,650     4,532,653
PRI Automation, Inc.(b)(c)...............................  206,375     4,952,999
                                                                    ------------
                                                                      16,629,121
                                                                    ------------
Financial Services (5.5%):
CCB Financial Corp. .....................................   50,000     2,712,500
Finova Group, Inc. ......................................   57,000     3,010,313
Metris Companies, Inc. ..................................   58,993     1,968,891
Unicapital Corp.(b)......................................  178,620     1,473,615
                                                                    ------------
                                                                       9,165,319
                                                                    ------------
Food Products & Services (5.0%):
Beringer Wine Estates Holdings, Inc.(b)(c)...............   48,000     1,758,000
Canandaigua Wine, Inc., Class A(b).......................   53,767     2,674,908
Hormel Foods Corp. ......................................   56,000     1,655,500
Performance Food Group Co.(b)(c).........................   93,754     2,296,973
                                                                    ------------
                                                                       8,385,381
                                                                    ------------
Health Care (2.2%):
Curative Health Services, Inc.(b)........................   72,500     2,084,375
Ocular Sciences, Inc.(b)(c)..............................   73,000     1,642,500
                                                                    ------------
                                                                       3,726,875
                                                                    ------------
Insurance (1.5%):
HCC Insurance Holdings, Inc. ............................  134,600     2,498,513
                                                                    ------------
Machinery & Equipment (2.1%):
DT Industries, Inc. .....................................  103,000     1,892,625
Rental Service Corp.(b)..................................   75,894     1,608,004
                                                                    ------------
                                                                       3,500,629
                                                                    ------------
Manufacturing - Consumer Goods (3.1%):
AptarGroup, Inc. ........................................   84,856     2,370,665
Blyth Industries, Inc.(b)(c).............................   81,000     2,748,937
                                                                    ------------
                                                                       5,119,602
                                                                    ------------
Medical Equipment & Supplies (5.5%):
Dentsply International, Inc. ............................  137,000     3,681,875
Hanger Orthopedic Group, Inc.(b).........................  109,650     2,631,600
Maxxim Medical, Inc.(b)(c)...............................  107,363     2,925,642
                                                                    ------------
                                                                       9,239,117
                                                                    ------------
Medical Services (1.8%):
American Oncology Resources, Inc.(b)(c)..................  166,136     1,858,647
Sun Healthcare Group, Inc.(b)(c).........................  220,032     1,155,168
                                                                    ------------
                                                                       3,013,815
                                                                    ------------

                                   Continued

THE ARCH FUND, INC.                           Schedule of Portfolio Investments
Small Cap Equity Portfolio                                    November 30, 1998

Common Stocks, continued:

                                                           Shares
                                                             or
                        Security                         Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Oil & Exploration, Production & Services (2.3%):
Global Industries Ltd.(b)...............................    177,000 $  1,006,688
IRI International Corp.(b)..............................    226,500      990,938
Ocean Energy, Inc. (b)..................................     89,157      724,401
Swift Energy Co.(b)(c)..................................    129,914    1,209,823
                                                                    ------------
                                                                       3,931,850
                                                                    ------------
Paper & Related (0.8%):
Caraustar Industries, Inc.(c)...........................     50,000    1,328,125
                                                                    ------------
Pharmaceuticals (4.7%):
Allergan, Inc. .........................................     55,940    3,405,348
Shire Pharmaceuticals Group PLC ADR(b)..................    148,255    3,261,610
Zonagen, Inc.(b)(c).....................................     60,000    1,155,000
                                                                    ------------
                                                                       7,821,958
                                                                    ------------
Restaurants (1.2%):
Brinker International, Inc.(b)..........................     76,000    1,933,250
                                                                    ------------
Retail Stores (1.8%):
Marks Bros. Jewelers, Inc.(b)...........................    115,000    1,667,500
The Bombay Company, Inc.(b).............................    265,072    1,308,793
                                                                    ------------
                                                                       2,976,293
                                                                    ------------
Semiconductors (3.9%):
Burr-Brown Corp.(b)(c)..................................     82,452    1,947,929
Etec Systems, Inc.(b)...................................     41,659    1,369,540
Photronics, Inc.(b)(c)..................................    159,246    3,184,919
                                                                    ------------
                                                                       6,502,388
                                                                    ------------
Telecommunications (1.5%):
IXC Communications, Inc.(b)(c)..........................     89,000    2,436,375
                                                                    ------------
Transportation & Shipping (0.2%):
Air Express International Corp.(c)......................      3,000       66,750
U.S. Freightways Corp...................................      7,822      210,216
                                                                    ------------
                                                                         276,966
                                                                    ------------
Utility - Electricity (1.2%):
Cleco Corp. ............................................     61,000    2,085,438
                                                                    ------------
Wholesale Distribution (2.6%):
CDW Computer Centers, Inc.(b)(c)........................     38,400    3,110,400
Watsco, Inc.............................................     66,298    1,189,220
                                                                    ------------
                                                                       4,299,620
                                                                    ------------
TOTAL COMMON STOCKS                                                  154,846,007
                                                                    ------------

U.S. Government Agencies (1.2%):

Federal Farm Credit Bank (1.2%):
5.15%, 12/1/98.......................................... $2,000,000    2,000,000
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCIES                                         2,000,000
                                                                    ------------

Short-Term Securities Held as Collateral (22.9%):

                                                         Shares
                                                           or
                      Security                          Principal     Market
                     Description                         Amount       Value
                     -----------                       ----------- ------------
Repurchase agreements (22.9%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $12,982,579,
 collateralized by $16,134,039 various U.S.
 Government Agency securities, 0.00%-8.50%, 12/3/98-
 9/11/28, market value $13,237,554)..................  $12,980,540 $ 12,980,540
Nationsbanc Montgomery Securities, Inc., 5.68%,
 12/1/98 (Purchased on 11/30/98, proceeds at maturity
 $1,475,301, collateralized by $1,654,762 various
 U.S. Government Agency mortgages, 0.00%-10.50%,
 5/1/00-12/1/28, market value $1,504,570)............    1,475,069    1,475,069
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $6,491,252,
 collateralized by $32,976,321 various U.S.
 Government Agency mortgages, 0.00%-8.00%, 10/25/99-
 8/1/28, market value $6,620,075)....................    6,490,270    6,490,270
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $4,367,631,
 collateralized by $5,121,607 various U.S. Treasury
 Notes, 3.63%-8.75%, 10/31/99-11/15/28, market value
 $4,454,322).........................................    4,366,981    4,366,981
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $12,982,451,
 collateralized by $15,532,358 various U.S. Treasury
 Notes, 0.00%-8.88%, 12/10/98-4/15/28, market value
 $13,240,150)........................................   12,980,540   12,980,540
                                                                   ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL.......                38,293,400
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $205,220,471)(a) (121.3%)                                    203,159,407
Liabilities in excess of other assets (-21.3%)                      (35,644,729)
                                                                   ------------
TOTAL NET ASSETS (100.0%)                                          $167,514,678
                                                                   ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,313,636. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

      Unrealized apprecia-
       tion...................  $ 23,804,200
      Unrealized deprecia-
       tion...................   (27,178,900)
                                ------------
      Net unrealized deprecia-
       tion...................  $ (3,374,700)
                                ============

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of November 30, 1998.

ADR American Depositary Receipt
PLC Public Limited Company

                       See notes to financial statements

THE ARCH FUND, INC.
Small Cap Equity Portfolio

Statement of Assets and Liabilities

                                                               November 30, 1998


Assets
Investments, at value (cost $166,927,071)...........              $164,866,007
Repurchase agreements, at value (cost $38,293,400)..                38,293,400
                                                                  ------------
 Total investments..................................               203,159,407
Cash................................................                       162
Interest and dividends receivable...................                    83,440
Receivable for capital shares issued................                        30
Receivable for investments sold.....................                 2,929,099
Prepaid expenses and other assets...................                     1,477
                                                                  ------------
 Total Assets.......................................               206,173,615
Liabilities:
Payable for investments purchased...................  $   196,225
Payable for capital shares redeemed.................        8,285
Payable for return of collateral received...........   38,293,400
Accrued expenses and other payables:
 Investment advisory fees...........................      104,730
 Administration fees................................        3,276
 Distribution and administrative services fees......       10,238
 Custodian fees.....................................       13,897
 Other liabilities..................................       28,886
                                                      -----------
 Total Liabilities..................................                38,658,937
                                                                  ------------
Net Assets:
Capital.............................................               170,180,595
Accumulated net realized losses from investment
 transactions.......................................                  (604,853)
Net unrealized depreciation from investments........                (2,061,064)
                                                                  ------------
Net Assets..........................................              $167,514,678
                                                                  ============
Investor A Shares
 Net Assets.........................................              $ 11,601,051
 Shares.............................................                   978,282
 Redemption price per share.........................                    $11.86
                                                                        ======
Maximum Sales Charge -- Investor A Shares...........                      4.50%
 Maximum Offering Price
 (100%/(100% -- Maximum Sales Charge) of net asset
 value adjusted to the nearest cent) per share......                    $12.42
                                                                        ======
Investor B Shares
 Net Assets.........................................              $  1,285,739
 Shares.............................................                   111,485
 Offering price per share*..........................                    $11.53
                                                                        ======
Trust Shares
 Net Assets.........................................              $129,591,321
 Shares.............................................                10,784,604
 Offering and redemption price per share............                    $12.02
                                                                        ======
Institutional Shares
 Net Assets.........................................              $ 25,036,567
 Shares.............................................                 2,118,283
 Offering and redemption price per share............                    $11.82
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income.......................................            $    388,165
Dividend income.......................................               1,316,440
Income from securities lending........................                 168,416
                                                                  ------------
 Total Income.........................................               1,873,021
Expenses:
Investment advisory fees.............................. $1,776,377
Administration fees...................................    473,700
Distribution and services fees, Investor A Shares.....     42,655
Distribution and services fees, Investor B Shares.....     14,972
Administrative services fees, Trust Shares............    572,618
Administrative services fees, Institutional Shares....     90,787
Accounting fees.......................................      6,124
Custodian fees........................................     74,379
Directors' fees and expenses..........................      3,285
Transfer agent fees...................................     75,135
Other fees............................................     71,025
                                                       ----------
 Total expenses before voluntary fee reductions.......               3,201,057
 Expenses voluntarily reduced.........................                (809,461)
                                                                  ------------
 Net Expenses.........................................               2,391,596
                                                                  ------------
Net investment loss...................................                (518,575)
                                                                  ------------
Realized/Unrealized Losses from Investments:
Net realized losses from investment transactions......                (132,296)
Net change in unrealized appreciation/depreciation
 from investments.....................................             (34,779,392)
                                                                  ------------
Net realized/unrealized losses from investments.......             (34,911,688)
                                                                  ------------
Change in net assets resulting from operations........            $(35,430,263)
                                                                  ============

                       See notes to financial statements

THE ARCH FUND, INC.
Small Cap Equity Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1998          1997
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment loss............................... $   (518,575) $   (131,925)
 Net realized gains (losses) from investment trans-
  actions..........................................     (132,296)   20,891,156
 Net change in unrealized appreciation/depreciation
  from investments.................................  (34,779,392)   21,069,188
                                                    ------------  ------------
Change in net assets resulting from operations.....  (35,430,263)   41,828,419
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 In excess of net investment income................           --        (4,444)
 From net realized gains from investment transac-
  tions............................................   (1,204,394)     (848,322)
 In excess of net realized gains from investment
  transactions.....................................      (33,038)           --

Distributions to Investor B Shareholders:
 From net realized gains from investment transac-
  tions............................................     (120,768)      (78,682)
 In excess of net realized gains from investment
  transactions.....................................       (3,765)           --

Distributions to Trust Shareholders:
 From net investment income........................           --      (128,362)
 From net realized gains from investment transac-
  tions............................................  (16,700,771)  (10,472,317)
 In excess of net realized gains from investment
  transactions.....................................     (364,216)           --
Distributions to Institutional Shareholders:
 In excess of net investment income................           --        (2,874)
 From net realized gains from investment transac-
  tions............................................   (2,733,301)   (1,844,024)
 In excess of net realized gains from investment
  transactions.....................................      (71,538)           --
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................  (21,231,791)  (13,379,025)
                                                    ------------  ------------
Change in net assets from capital transactions.....  (37,577,165)   16,766,967
                                                    ------------  ------------
Change in net assets...............................  (94,239,219)   45,216,361

Net Assets:
 Beginning of period...............................  261,753,897   216,537,536
                                                    ------------  ------------
 End of period..................................... $167,514,678  $261,753,897
                                                    ============  ============



                       See notes to financial statements

THE ARCH FUND, INC.
Small Cap Equity Portfolio

 Statement of Cash Flows

                                                                    For the
                                                                  year ended
                                                                 November 30,
                                                                     1998
                                                                ---------------
Cash Flows from Operating Activities:
 Net investment loss..........................................  $      (518,575)
 Adjustments to reconcile net investment loss to net cash pro-
  vided by operating activities:
 Cost of investment securities................................   (1,881,656,474)
 Proceeds from disposition of investment securities...........    1,941,375,785
 Cost of investments purchased with cash collateral from secu-
  rities lending..............................................      (38,293,400)
 Decrease in dividends and interest receivable................           36,585
 Increase in payable for return of collateral received from
  securities lending..........................................       38,293,400
 Decrease in accrued expenses.................................          (60,960)
 Decrease in prepaid expenses.................................            9,160
 Net amortization/accretion from investments..................         (388,165)
                                                                ---------------
 Net cash provided by operating activities....................       58,797,356
                                                                ---------------
Cash Flows from Financing Activities:
 Proceeds from shares issued..................................      103,326,873
 Cost of shares redeemed......................................     (159,949,308)
 Cash distributions paid......................................       (2,175,418)
                                                                ---------------
 Net cash used in financing activities........................      (58,797,853)
                                                                ---------------
Decrease in cash..............................................             (497)
Cash:
 Beginning balance............................................              659
                                                                ---------------
 Ending balance...............................................  $           162
                                                                ===============

Non-cash financing activities not included herein consist of reinvestment of distributions of net realized capital gains of $19,056,373.


                       See notes to financial statements

THE ARCH FUND, INC.
Small Cap Equity Portfolio

 Financial Highlights, Investor A Shares

                                   For the years ended November 30,
                               ------------------------------------------------
                                1998      1997      1996      1995     1994 (a)
                               -------   -------   -------   -------   --------
Net Asset Value, Beginning of
 Period......................  $ 15.03   $ 13.40   $ 13.44   $ 11.99   $ 13.14
                               -------   -------   -------   -------   -------
Investment Activities
 Net investment loss.........    (0.06)    (0.05)    (0.01)       --     (0.03)
 Net realized and unrealized
  gains (losses) from
  investments................    (1.89)     2.50      1.03      2.36      0.89
                               -------   -------   -------   -------   -------
 Total from Investment
  Activities.................    (1.95)     2.45      1.02      2.36      0.86
                               -------   -------   -------   -------   -------
Distributions
 In excess of net investment
  income.....................       --        --     (0.01)       --        --
 Net realized gains..........    (1.19)    (0.82)    (1.05)    (0.91)    (1.78)
 In excess of net realized
  gains......................    (0.03)       --        --        --     (0.23)
                               -------   -------   -------   -------   -------
 Total Distributions.........    (1.22)    (0.82)    (1.06)    (0.91)    (2.01)
                               -------   -------   -------   -------   -------
Net Asset Value, End of
 Period......................  $ 11.86   $ 15.03   $ 13.40   $ 13.44   $ 11.99
                               =======   =======   =======   =======   =======
Total Return (excludes sales
 charge).....................   (14.19)%   19.45 %    8.36 %   21.47 %    7.38 %
Ratios/Supplementary Data:
Net Assets at end of period
 (000).......................  $11,601   $14,213   $13,889   $15,056   $10,899
Ratio of expenses to average
 net assets..................     1.25 %    1.25 %    1.26 %    1.26 %    1.25 %
Ratio of net investment loss
 to average net assets.......    (0.45)%   (0.29)%   (0.13)%   (0.12)%   (0.44)%
Ratio of expenses to average
 net assets*.................     1.35 %    1.35 %    1.36 %    1.36 %    1.36 %
Portfolio turnover**.........    69.72 %   80.23 %   65.85 %   83.13 %   85.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.

 Financial Highlights, Investor B Shares

                                                                 March 1, 1995
                          For the years ended November 30,            to
                          ------------------------------------   November 30,
                             1998         1997         1996        1995 (a)
                          ----------   ----------   ----------   -------------
Net Asset Value,
 Beginning of Period..... $    14.74   $    13.24   $    13.37      $11.83
                          ----------   ----------   ----------      ------
Investment Activities
 Net investment loss.....      (0.14)       (0.13)       (0.07)      (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments............      (1.85)        2.45         0.99        1.57
                          ----------   ----------   ----------      ------
 Total from Investment
  Activities.............      (1.99)        2.32         0.92        1.54
                          ----------   ----------   ----------      ------
Distributions
 Net realized gains......      (1.18)       (0.82)       (1.05)         --
 In excess of net
  realized gains.........      (0.04)          --           --          --
                          ----------   ----------   ----------      ------
 Total Distributions.....      (1.22)       (0.82)       (1.05)         --
                          ----------   ----------   ----------      ------
Net Asset Value, End of
 Period.................. $    11.53   $    14.74   $    13.24      $13.37
                          ==========   ==========   ==========      ======
Total Return (excludes
 sales charge)...........     (14.79)%      18.62 %       7.63 %     20.83 %(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............ $    1,286   $    1,503   $    1,272      $  603
Ratio of expenses to
 average net assets......       1.95 %       1.95 %       1.96 %      1.96 %(c)
Ratio of net investment
 loss to average net
 assets..................      (1.15)%      (0.99)%      (0.83)%     (0.78)%(c)
Ratio of expenses to
 average net assets*.....       2.05 %       2.05 %       2.06 %      2.06 %(c)
Portfolio turnover**.....      69.72 %      80.23 %      65.85 %     83.13 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.

THE ARCH FUND, INC.
Small Cap Equity Portfolio

 Financial Highlights, Trust Shares

                                 For the years ended November 30,
                         ----------------------------------------------------
                           1998       1997       1996       1995       1994
                         --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  15.17   $  13.49   $  13.49   $  12.01   $ 13.14
                         --------   --------   --------   --------   -------
Investment Activities
 Net investment income
  (loss)................    (0.02)      0.01       0.02       0.03     (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (1.91)      2.50       1.05       2.36      0.89
                         --------   --------   --------   --------   -------
 Total from Investment
  Activities............    (1.93)      2.51       1.07       2.39      0.88
                         --------   --------   --------   --------   -------
Distributions
 Net investment income..       --      (0.01)     (0.02)        --        --
 Net realized gains.....    (1.19)     (0.82)     (1.05)     (0.91)    (1.78)
 In excess of net
  realized gains........    (0.03)        --         --         --     (0.23)
                         --------   --------   --------   --------   -------
 Total Distributions....    (1.22)     (0.83)     (1.07)     (0.91)    (2.01)
                         --------   --------   --------   --------   -------
Net Asset Value, End of
 Period................. $  12.02   $  15.17   $  13.49   $  13.49   $ 12.01
                         ========   ========   ========   ========   =======
Total Return............   (13.90)%    19.77 %     8.72 %    21.70 %    7.56 %
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $129,591   $211,643   $171,295   $139,681   $77,690
Ratio of expenses to
 average net assets.....     0.95 %     0.95 %     0.96 %     0.96 %    0.95 %
Ratio of net investment
 income (loss) to
 average net assets.....    (0.16)%     0.01 %     0.17 %     0.18 %   (0.16)%
Ratio of expenses to
 average net assets*....     1.35 %     1.35 %     1.06 %     1.06 %    1.36 %
Portfolio turnover**....    69.72 %    80.23 %    65.85 %    83.13 %   85.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


Financial Highlights, Institutional Shares

                                 For the years ended November 30,
                         ----------------------------------------------------
                           1998       1997       1996       1995     1994 (a)
                         --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  14.98   $  13.36   $  13.40   $  11.96   $ 13.14
                         --------   --------   --------   --------   -------
Investment Activities
 Net investment loss....    (0.07)     (0.04)     (0.01)     (0.01)    (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments...........    (1.87)      2.48       1.03       2.36      0.86
                         --------   --------   --------   --------   -------
 Total from Investment
  Activities............    (1.94)      2.44       1.02       2.35      0.83
                         --------   --------   --------   --------   -------
Distributions
 In excess of net
  investment income.....       --         --      (0.01)        --        --
 Net realized gains.....    (1.19)     (0.82)     (1.05)     (0.91)    (1.78)
 In excess of net
  realized gains........    (0.03)        --         --         --     (0.23)
                         --------   --------   --------   --------   -------
 Total Distributions....    (1.22)     (0.82)     (1.06)     (0.91)    (2.01)
                         --------   --------   --------   --------   -------
Net Asset Value, End of
 Period................. $  11.82   $  14.98   $  13.36   $  13.40   $ 11.96
                         ========   ========   ========   ========   =======
Total Return............   (14.17)%    19.41 %     8.39 %    21.43 %    7.11 %
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $ 25,037   $ 34,395   $ 30,081   $ 17,620   $ 5,633
Ratio of expenses to
 average net assets.....     1.25 %     1.25 %     1.26 %     1.26 %    1.25 %
Ratio of net investment
 loss to average net
 assets.................    (0.45)%    (0.29)%    (0.13)%    (0.11)%   (0.41)%
Ratio of expenses to
 average net assets*....     1.35 %     1.35 %     1.36 %     1.36 %    1.37 %
Portfolio turnover**....    69.72 %    80.23 %    65.85 %    83.13 %   85.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the period prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                    The ARCH International Equity Portfolio+

  Q. How did the global equity markets perform during the 12-month period ended November 30, 1998?

  A. Financial troubles in many overseas economies hampered the performance of foreign stock markets during much of the period. Early on, investors were most concerned about the continuing Asian financial crisis. But during the summer, there were signs that problems were spreading to other economies. Investors were particularly concerned about the implications of Russia's decision to default on its short-term debt and the financial troubles of a large hedge fund, Long-Term Capital Management.

  The Morgan Stanley Capital International Europe Australia & Far East Index posted a total return of 16.78% for the 12-month period, but there were wide differences among regions and individual markets. Asian markets performed poorly, with the MSCI Far East Ex-Japan Index/1/ suffering a 26.4% decline for the period; the Japanese stock market fell 4.5% as of November 30, 1998. European markets weren't immune to economic strife--for example, many German banks were hurt by Russia's default. But falling interest rates, corporate restructuring and the advent of a single currency helped support gains during the second half of the period--and allowed the markets to rebound quickly from their summer slump. The MSCI Europe Index/2/ finished the year ended November 30, 1998, up 28.02%.

  Q. How did you manage the Portfolio in that environment?

  A. We reduced the Portfolio's investment in Japan from 18.1% to 12.5% of the Portfolio's assets; badly needed economic reforms have been slow to arrive in that country. We also trimmed the Portfolio's investments in Hong Kong, Singapore and India, which accounted for 2.8% of assets, to sidestep further troubles in those markets.*

  Meanwhile, we increased the Portfolio's investment in Australia from 1.2% to 3.9% because its fast-growing economy is well isolated from the financial problems in the rest of the region. We also increased the Portfolio's investments in France, Germany, the Netherlands and Switzerland from a combined 31.3% at the beginning of the period to 34.3% at the end; that shift was designed to take advantage of falling interest rates in those economies. And we found some opportunities in selected emerging markets, adding to the Portfolio's positions in Greece, Hungary and Papua New Guinea. Finally, we increased the Portfolio's cash holdings from around $2.4 million (as of 5/31/98) to $3.4 million (as of 6/30/98) in order to prepare for anticipated redemption requests during the market turmoil this summer.

  Q. How did your strategy affect the Portfolio's performance?

  A. The Portfolio's over weighting in countries such as Italy (up 52%) and Spain (up 50%) boosted its returns. The Portfolio's individual stock picks also contributed to its performance in some countries. For example, our holdings in Spain rose 63%; and the Portfolio's German investments climbed 68%, compared to a 32% gain for that market. Likewise, shares of the Australian stocks in the Portfolio rose 27%, versus an 11% gain for that country's stock market.

  Our decision to underweight Japanese stocks, during the last 12-month period, also helped. Still, individual Japanese stocks in the Portfolio fell 9%, worse than the 4.5% decline for the overall Japanese market.

  Q. What is your outlook for overseas markets during the next several months?

  A. Japan's market should eventually show some improvement. Already, some banks are beginning to sort out their debt problems, and recent tax cuts may likely boost consumer spending. But fundamental reforms could be slow in coming, so we will continue to approach that market with caution, to avoid other Asian stock markets, which have worse financial problems; the same is true of Russia.

  We expect moderate economic growth in Europe, and modest returns from markets in that region. We will look for opportunities in individual sectors; for example, deregulation should support growth in the European telecommunications industry. Also, some financial services companies could benefit from Europeans' increased willingness to invest for long-term goals such as retirement. And we will retain our holdings in a few emerging markets, such as Hungary and Papua New Guinea, that we believe offer special growth opportunities.
-----
+ International investing involves increased risk and volatility.
* Portfolio composition is subject to change.

                    The ARCH International Equity Portfolio+

           [ARCH INTERNATIONAL EQUITY PORTFOLIO+ CHART APPEARS HERE]

Value of a $10,000 Investment
                                                                  Morgan Stanley
                                                                      Europe,
         Investor A    Investor A    Investor B     Investor B     Australia &
          (No Load)     (Load)*       (No CDSC)      (CDSC)**    Far East Index
          ---------     -------       ---------      --------    --------------

4/4/94     10,000        9,551         10,000         10,000          10,000
Nov-94      9,900        9,456          9,900          9,405          10,370
Nov-95     10,780       10,296         10,730         10,330          11,189
Nov-96     12,072       11,530         11,922         11,622          12,543
Nov-97     12,384       11,828         12,138         11,838          12,528
May-98     14,978       14,306         14,635         14,435          14,560
Nov-98     14,278       13,637         13,896         13,696          14,630
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
     (Maximum 5.00%)
                           Average Annual Total Return
                                 as of 11/30/98
                                                     Since
                                                   Inception
                                   1 Year           (4/4/94)
                                   ------           --------
  Investor A (No Load)             15.33%            7.95%
  Investor A*                      10.19%            6.89%
  Investor B (No CDSC)             14.48%            7.32%
  Investor B (CDSC)**               9.48%            6.99%

         [ARCH INSTITUTIONAL AND TRUST PORTFOLIOS CHART APPEARS HERE]

Value of a $10,000 Investment
                                                     Morgan Stanley Europe,
                  Trust        Institutional      Australia & Far East Index
                  -----        -------------      --------------------------

4/4/94           10,000           10,000                    10,000
Nov-94            9,920            9,900                    10,370
Nov-95           10,810           10,770                    11,189
Nov-96           12,142           12,052                    12,543
Nov-97           12,495           12,364                    12,528
May-98           15,138           14,960                    14,560
Nov-98           14,461           14,260                    14,630

                           Average Annual Total Return
                                 as of 11/30/98

                                        Since
                                      Inception
                         1 Year        (4/4/94)
                         ------        --------
  Trust                  15.73%         8.24%
  Institutional          15.37%         7.92%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

/1/The Morgan Stanley Capital International Far East Ex-Japan Index is an unmanaged index representative of the performance of Asian stocks, excluding Japan. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

/2/The Morgan Stanley Capital International Europe Index is an unmanaged index representative of the performance of European stocks. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees.

  The performance of the ARCH International Equity Portfolio is measured against the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE), an unmanaged index representative of the performance of international stocks. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CSDC) on Investor B shares.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares, for periods prior to such date, represent the performance for Investor A shares of the Portfolio, which have been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional Shares were initially offered on April 24, 1994. The performance figures for institutional shares, for periods prior to such date, represent the performance of Trust Shares of the Portfolio.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
International Equity Portfolio                                 November 30, 1998

 Common Stocks (94.4%):

                                                           Shares
                                                             or
                         Security                         Principal   Market
                       Description                         Amount      Value
                       -----------                        --------- -----------
 Australia (3.9%):
 Beverages (1.2%):
 Foster's Brewing Group Ltd. ............................  335,000  $   878,419
                                                                    -----------
 Oil & Gas Exploration, Production, & Services (1.7%):
 Australian Gas & Light Co. .............................   85,400      635,868
 Oil Search Ltd. ........................................  437,000      588,053
                                                                    -----------
                                                                      1,223,921
                                                                    -----------
 Telecommunications (1.0%):
 Telstra Corp. Ltd. .....................................  164,000      730,126
                                                                    -----------
                                                                      2,832,466
                                                                    -----------
 Finland (2.1%):
 Telecommunications (2.1%):
 Nokia Oyj, Class A......................................   15,200    1,492,862
                                                                    -----------
 France (10.9%):
 Banking (0.7%):
 Societe Generale........................................    3,200      505,572
                                                                    -----------
 Electrical & Electronic (1.3%):
 Schneider SA............................................   15,500      955,221
                                                                    -----------
 Financial Services (0.9%):
 Paribas.................................................    7,500      670,493
                                                                    -----------
 Hotels & Lodging (1.6%):
 Accor SA................................................    5,100    1,124,101
                                                                    -----------
 Insurance (2.1%):
 AXA Uap.................................................   11,700    1,516,345
                                                                    -----------
 Metals - Fabrication (1.5%):
 Compagnie Generale D'Industrie Participations...........   20,200    1,093,490
                                                                    -----------
 Oil Companies - Integrated (1.6%):
 Total SA, Class B.......................................    9,500    1,180,967
                                                                    -----------
 Retail Stores (1.2%):
 Castorama Dubois........................................    4,353      882,697
                                                                    -----------
                                                                      7,928,886
                                                                    -----------
 Germany (10.7%):
 Automotive (1.9%):
 DaimlerChrysler AG(b)...................................   14,672    1,382,333
                                                                    -----------
 Computer Software (1.2%):
 SAP AG..................................................    1,685      879,971
                                                                    -----------
 Cosmetics & Toiletries (1.6%):
 Douglas Holding AG......................................   17,300    1,084,575
 Douglas Holding AG-New(b)(c)............................    1,330       79,448
                                                                    -----------
                                                                      1,164,023
                                                                    -----------
 Diversified Operations (0.8%):
 Siemens AG..............................................    8,250      578,691
                                                                    -----------
 Insurance (1.8%):
 Allianz AG, Registered(c)...............................    3,551    1,282,165
                                                                    -----------

 Common Stocks, continued:

                                                           Shares
                                                             or
                         Security                         Principal   Market
                       Description                         Amount      Value
                       -----------                        --------- -----------
 Germany, continued:
 Machinery & Equipment (1.7%):
 Mannesmann AG...........................................   11,500  $ 1,248,078
                                                                    -----------
 Telecommunications (1.7%):
 Mobilcom AG(c)..........................................    4,000    1,204,164
                                                                    -----------
                                                                      7,739,425
                                                                    -----------
 Greece (1.4%):
 Financial Services (0.6%):
 Ergo Bank SA............................................    4,600      444,225
                                                                    -----------
 Telecommunications (0.8%):
 Hellenic Telecommunication Organization.................   21,555      539,388
                                                                    -----------
                                                                        983,613
                                                                    -----------
 Hong Kong (2.3%):
 Banking (0.7%):
 HSBC Holdings PLC.......................................   20,000      512,721
                                                                    -----------
 Construction (0.6%):
 Cheung Kong Infrastructure..............................  168,000      401,395
                                                                    -----------
 Diversified - Holding Companies (0.2%):
 Citic Pacific Ltd. .....................................   70,000      158,659
                                                                    -----------
 Telecommunications (0.8%):
 China Telecom (Hong Kong) Ltd.(b).......................  291,000      580,647
                                                                    -----------
                                                                      1,653,422
                                                                    -----------
 Italy (9.7%):
 Banking (1.8%):
 Unicredito Italiano SpA.................................  219,600    1,252,029
                                                                    -----------
 Financial Services (1.4%):
 Banca Fideuram SpA......................................  170,000    1,010,363
                                                                    -----------
 Hotels & Lodging (0.8%):
 Ciga SpA(b).............................................  671,000      588,776
                                                                    -----------
 Insurance (1.7%):
 Istituto Nazionale Delle Assicurazioni (INA)............  453,000    1,198,692
                                                                    -----------
 Publishing (1.0%):
 Seat Pagine Gialle SpA(b)...............................  834,000      735,289
                                                                    -----------
 Real Estate (0.3%):
 Unione Immobiliare SpA(b)...............................  453,000      227,291
                                                                    -----------
 Retail Stores (1.5%):
 Autogrill SpA...........................................  143,600    1,118,504
                                                                    -----------
 Telecommunications (1.2%):
 Telecom Italia SpA......................................  106,800      867,911
                                                                    -----------
                                                                      6,998,855
                                                                    -----------
 Japan (12.5%):
 Banking (0.3%):
 Toyo Trust & Banking(d).................................   68,000      211,324
                                                                    -----------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
International Equity Portfolio                                 November 30, 1998

 Common Stocks, continued:

                                                           Shares
                                                             or
                         Security                         Principal   Market
                       Description                         Amount      Value
                       -----------                        --------- -----------
 Japan, continued:
 Computer Software (1.7%):
 Fujitsu Ltd. ...........................................  47,000   $   543,719
 Meitec..................................................   7,400       174,585
 NTT Data Corp.(d).......................................     120       525,220
                                                                    -----------
                                                                      1,243,524
                                                                    -----------
 Cosmetics & Toiletries (0.5%):
 Aderans Co. Ltd. .......................................  12,000       342,662
                                                                    -----------
 Electrical & Electronic (3.4%):
 Fujikura Ltd. ..........................................  54,000       301,806
 Minebea Co. Ltd.(d).....................................  22,000       236,788
 NEC Corp. ..............................................  60,000       511,553
 Rohm Co. Ltd. ..........................................   5,000       423,039
 Shinko Electric Industries(d)...........................  11,900       445,331
 Sony Corp. .............................................   5,000       366,499
 Yamaichi Electronics Co., Ltd. .........................  15,000       252,603
                                                                    -----------
                                                                      2,537,619
                                                                    -----------
 Financial Services (1.7%):
 JAFCO Co. Ltd. .........................................  10,000       285,552
 Orix Corp. .............................................   5,100       364,701
 Shohkoh Fund & Co. Ltd. ................................   1,800       594,532
                                                                    -----------
                                                                      1,244,785
                                                                    -----------
 Office Automation & Equipment (0.5%):
 Canon, Inc. ............................................  16,000       354,051
                                                                    -----------
 Paper Products (0.4%):
 Uni-Charm Corp. ........................................   7,600       325,838
                                                                    -----------
 Real Estate (0.4%):
 Sumitomo Realty & Development Co. Ltd. .................  72,000       262,415
                                                                    -----------
 Recreation (0.5%):
 Nintendo Co. Ltd. ......................................   3,600       334,169
                                                                    -----------
 Retail Stores (2.2%):
 Matsumotokiyoshi........................................  11,100       428,034
 Otsuka Kagu Ltd.(b).....................................   8,200       502,994
 Ryohin Keikaku Co. Ltd..................................   5,900       671,982
                                                                    -----------
                                                                      1,603,010
                                                                    -----------
 Telecommunications (0.9%):
 NTT Mobile Communications Network, Inc.(b)..............      18       688,253
                                                                    -----------
                                                                      9,147,650
                                                                    -----------
 Netherlands (6.4%):
 Commercial Services (1.6%):
 Randstad Holding NV.....................................  12,300       640,611
 Vedior NV...............................................  25,000       511,382
                                                                    -----------
                                                                      1,151,993
                                                                    -----------
 Financial Services (1.6%):
 ING Groep NV............................................  19,590     1,125,094
                                                                    -----------

 Common Stocks, continued:

                                                           Shares
                                                             or
                         Security                         Principal   Market
                       Description                         Amount      Value
                       -----------                        --------- -----------
 Netherlands, continued:
 Insurance (1.8%):
 Aegon NV................................................   12,600  $ 1,352,124
                                                                    -----------
 Publishing (1.4%):
 VNU NV..................................................   28,500      982,089
                                                                    -----------
                                                                      4,611,300
                                                                    -----------
 New Zealand (0.3%):
 Oil & Gas Exploration, Production, & Services (0.3%):
 Fletcher Challenge Energy...............................  115,000      243,338
                                                                    -----------
 Portugal (0.9%):
 Commercial Services (0.9%):
 Brisa-Auto Estradas de Portugal SA......................   12,000      650,500
                                                                    -----------
 Singapore (0.3%):
 Telecommunications (0.3%):
 Singapore Telecommunications(d).........................  127,000      212,052
                                                                    -----------
 Spain (7.4%):
 Banking (0.7%):
 Banco Central Hispanoamerica SA.........................   42,200      486,878
                                                                    -----------
 Diversified - Holding Companies (1.9%):
 Corp Financiera Reunida SA(b)...........................  100,000    1,344,871
                                                                    -----------
 Oil Companies - Integrated (1.8%):
 Repsol SA...............................................   23,700    1,347,415
                                                                    -----------
 Telecommunications (1.7%):
 Telefonica SA...........................................   26,500    1,248,749
                                                                    -----------
 Utilities - Electric (1.3%):
 Endesa SA...............................................   36,700      960,352
                                                                    -----------
                                                                      5,388,265
                                                                    -----------
 Sweden (0.7%):
 Pharmaceuticals (0.7%):
 Astra AB, A Shares......................................   27,600      506,921
                                                                    -----------
 Switzerland (6.3%):
 Banking (0.9%):
 UBS AG, Registered(b)...................................    2,050      618,757
                                                                    -----------
 Health Care - Drugs (3.1%):
 Novartis AG, Registered.................................      590    1,110,888
 Roche Holding AG........................................      101    1,190,370
                                                                    -----------
                                                                      2,301,258
                                                                    -----------
 Insurance (1.4%):
 Swiss Life, Bearer......................................    1,400      981,962
                                                                    -----------
 Telecommunications (0.9%):
 Swisscom AG, Registered(b)..............................    1,965      663,708
                                                                    -----------
                                                                      4,565,685
                                                                    -----------

                                   Continued

THE ARCH FUND, INC.                           Schedule of Portfolio Investments
International Equity Portfolio                                November 30, 1998

 Common Stocks, continued:

                                                           Shares
                                                             or
                         Security                         Principal   Market
                       Description                         Amount      Value
                       -----------                        --------- -----------
 United Kingdom (14.4%):
 Automotive Parts & Equipment (1.4%):
 GKN PLC.................................................   91,400  $ 1,017,651
                                                                    -----------
 Banking (2.8%):
 Abbey National PLC......................................   52,000    1,042,061
 Lloyds TSB Group PLC....................................   74,000    1,031,578
                                                                    -----------
                                                                      2,073,639
                                                                    -----------
 Business Services (1.1%):
 Corporate Services Group PLC(c).........................  337,500      810,602
                                                                    -----------
 Diversified Operations (1.8%):
 Rentokil Initial PLC....................................  195,600    1,275,371
                                                                    -----------
 Electrical & Electronic (1.0%):
 Electrocomponents PLC...................................   98,400      698,448
                                                                    -----------
 Insurance (2.1%):
 Allied Zurich PLC(b)....................................  107,390    1,542,247
                                                                    -----------
 Telecommunications (1.6%):
 Cable & Wireless Communications PLC(b)..................  132,300    1,181,484
                                                                    -----------
 Transportation & Shipping (2.6%):
 Firstgroup PLC..........................................  139,000      900,586
 Stagecoach Holdings PLC.................................  258,680      984,248
                                                                    -----------
                                                                      1,884,834
                                                                    -----------
                                                                     10,484,276
                                                                    -----------
 United States (4.2%):
 Health Care (1.8%):
 Elan Corp. PLC, Sponsored ADR (b).......................   18,500    1,273,031
                                                                    -----------
 Telecommunications (2.4%):
 Ericsson LM, Sponsored ADR..............................   34,900    1,003,375
 Matav RT, Sponsored ADR.................................   26,900      744,794
                                                                    -----------
                                                                      1,748,169
                                                                    -----------
                                                                      3,021,200
                                                                    -----------
 TOTAL COMMON STOCKS                                                 68,460,716
                                                                    -----------


U.S. Government Agencies (1.8%):

                                                    Shares
                                                      or
                    Security                      Principal    Market
                   Description                      Amount      Value
                   -----------                    ---------- -----------
Federal Farm Credit Bank (1.8%):
5.15%, 12/1/98................................... $1,293,000 $ 1,292,815
                                                             -----------
TOTAL U.S. GOVERNMENT AGENCIES                                 1,292,815
                                                             -----------

Closed Ended Investment Companies (0.1%):

India Magnum Fund (b)(e).........................      2,855      79,940
                                                             -----------
TOTAL CLOSED END INVESTMENT COMPANIES                             79,940
                                                             -----------

Short-Term Securities Held as Collateral (1.2%):

Investment Companies (1.2%):
BT Institutional Daily Net Asset Fund............    857,365     857,365
                                                             -----------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                   857,365
                                                             -----------
TOTAL INVESTMENTS
 (Cost $59,245,158)(a) (97.5%)..............................  70,690,836
Other assets in excess of liabilities (2.5%)................   1,791,745
                                                             -----------
TOTAL NET ASSETS (100.0%)................................... $72,482,581
                                                             ===========

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $415 and by the amount of mark to market adjustment for passive foreign investment companies of $200,423. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $14,090,512
      Unrealized depreciation......................................  (2,845,672)
                                                                    -----------
      Net unrealized appreciation.................................. $11,244,840
                                                                    ===========

(b) Represents non-income producing securities.

(c) Restricted security which cannot be sold to individuals within the United States of America.

(d) A portion of this security was loaned as of November 30, 1998.

(e) This security has been deemed illiquid by the Board of Directors.

ABAktiebolag (Swedish Stock Co.)
ADRAmerican Depositary Receipt
AGAktiengesellschaft (West German Stock Co.)
NVNaamloze Vennootschaap (Dutch Corp.)
PLCPublic Limited Company
SASociete Anonyme (French Corp.)
SpASocieta per Azioni (Italian Corp.)

                       See notes to financial statements

THE ARCH FUND, INC.
International Equity Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1998

Assets:
Investments, at value (cost $59,245,158)...............            $70,690,836
Foreign currency, at value (cost $4,175,717)...........              4,175,189
Cash...................................................                    905
Interest and dividends receivable......................                 33,732
Receivable for investments sold........................              1,961,493
Tax reclaim receivable.................................                133,222
Deferred organization costs............................                  1,929
Prepaid expenses and other assets......................                  1,266
                                                                   -----------
 Total Assets..........................................             76,998,572
Liabilities:
Payable for investments purchased...................... $3,551,546
Payable for capital shares redeemed....................        220
Payable for return of collateral received..............    857,365
Accrued expenses and other payables:
 Investment advisory fees..............................     57,693
 Administration fees...................................      1,379
 Distribution and administrative services fees.........      3,156
 Custodian fees........................................     34,139
 Other liabilities.....................................     10,493
                                                        ----------
 Total Liabilities.....................................              4,515,991
                                                                   -----------
Net Assets:
Capital................................................             56,937,514
Undistributed net investment income....................                 29,471
Accumulated net realized gains from investment and
 foreign currency transactions.........................              4,056,185
Net unrealized appreciation of investments and
 translation of assets and liabilities in foreign
 currencies............................................             11,459,411
                                                                   -----------
Net Assets.............................................            $72,482,581
                                                                   ===========
Investor A Shares
 Net Assets............................................            $ 3,153,782
 Shares................................................                237,623
 Redemption price per share............................                 $13.27
                                                                        ======
Maximum Sales Charge -- Investor A Shares..............                   4.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share......................................                 $13.90
                                                                        ======
Investor B Shares
 Net Assets............................................            $   623,729
 Shares................................................                 48,079
 Offering price per share*.............................                 $12.97
                                                                        ======
Trust Shares
 Net Assets............................................            $60,646,832
 Shares................................................              4,527,176
 Offering and redemption price per share...............                 $13.40
                                                                        ======
Institutional Shares
 Net Assets............................................            $ 8,058,238
 Shares................................................                608,191
 Offering and redemption price per share...............                 $13.25
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

 Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income...........................................           $  121,538
Dividend income...........................................            1,258,857
Income from securities lending............................               10,810
Foreign tax withholding...................................             (211,766)
                                                                     ----------
 Total Income.............................................            1,179,439
Expenses:
Investment advisory fees..................................  $731,112
Administration fees.......................................   146,222
Distribution and services fees, Investor A Shares.........     9,455
Distribution and services fees, Investor B Shares.........     6,033
Administrative services fees, Trust Shares................   185,195
Administrative services fees, Institutional Shares........    22,873
Accounting fees...........................................     1,373
Custodian fees............................................   126,397
Directors' fees and expenses..............................       892
Transfer agent fees.......................................    20,806
Other fees................................................    35,859
                                                            --------
 Total expenses before voluntary fee reductions...........            1,286,217
 Expenses voluntarily reduced.............................             (314,036)
                                                                     ----------
 Net Expenses.............................................              972,181
                                                                     ----------
Net investment income.....................................              207,258
                                                                     ----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment and foreign currency
 transactions.............................................            4,276,064
Net change in unrealized appreciation from investments and
 translation of assets and liabilities in foreign
 currencies...............................................            5,453,398
                                                                     ----------
Net realized/unrealized gains from investments and foreign
 currency.................................................            9,729,462
                                                                     ----------
Change in net assets resulting from operations............           $9,936,720
                                                                     ==========

                       See notes to financial statements

THE ARCH FUND, INC.
International Equity Portfolio

 Statements of Changes in Net Assets

                                                         For the       For the
                                                        year ended    year ended
                                                       November 30,  November 30,
                                                           1998          1997
                                                       ------------  ------------
From Investment Activities:
Operations:
 Net investment income...............................  $   207,258   $    24,596
 Net realized gains from investment and foreign
  currency transactions..............................    4,276,064     2,616,208
 Net change in unrealized appreciation from
  investments and translation of assets and
  liabilities in foreign currencies..................    5,453,398    (1,063,329)
                                                       -----------   -----------
Change in net assets resulting from operations.......    9,936,720     1,577,475
                                                       -----------   -----------
Distributions to Investor A Shareholders:
 From net investment income..........................         (563)           --
 In excess of net investment income..................      (15,934)      (11,517)
 From net realized gains from investment
  transactions.......................................     (102,677)      (67,022)

Distributions to Investor B Shareholders:
 In excess of net investment income..................       (1,057)       (1,047)
 From net realized gains from investment
  transactions.......................................      (20,585)      (11,381)

Distributions to Trust Shareholders:
 From net investment income..........................     (329,516)     (156,995)
 In excess of net investment income..................     (123,727)     (109,629)
 From net realized gains from investment
  transactions.......................................   (1,964,807)   (1,335,713)

Distributions to Institutional Shareholders:
 From net investment income..........................       (4,462)           --
 In excess of net investment income..................      (35,224)      (26,541)
 From net realized gains from investment
  transactions.......................................     (245,038)     (156,272)
                                                       -----------   -----------
Change in net assets from shareholder distributions..   (2,843,590)   (1,876,117)
                                                       -----------   -----------
Change in net assets from capital transactions.......      137,095     4,300,938
                                                       -----------   -----------
Change in net assets.................................    7,230,225     4,002,296
Net Assets:
 Beginning of period.................................   65,252,356    61,250,060
                                                       -----------   -----------
 End of period.......................................  $72,482,581   $65,252,356
                                                       ===========   ===========



                       See notes to financial statements

THE ARCH FUND, INC.
International Equity Portfolio

 Statement of Cash Flows

                                                                     For the
                                                                   year ended
                                                                  November 30,
                                                                      1998
                                                                  -------------
Cash Flows from Operating Activities:
 Net investment income..........................................  $     207,258
 Adjustments to reconcile net investment income to net cash
  provided by operating activities:
 Cost of investment securities..................................   (628,322,703)
 Proceeds from disposition of investment securities.............    630,982,217
 Cost of investments purchased with cash collateral from
  securities lending............................................       (857,365)
 Decrease in dividends and interest receivable..................            752
 Increase in payable for return of collateral received from
  securities lending............................................        857,365
 Decrease in accrued expenses...................................        (11,999)
 Increase in tax reclaim receivable.............................        (34,401)
 Amortization expense on organizational costs...................          5,475
 Decrease in prepaid expenses...................................          1,870
 Net amortization/accretion from investments....................       (121,548)
                                                                  -------------
 Net cash provided by operating activities......................      2,706,921
                                                                  -------------
Cash Flows from Financing Activities:
 Proceeds from shares issued....................................     12,074,330
 Cost of shares redeemed........................................    (13,645,951)
 Cash distributions paid........................................     (1,134,874)
                                                                  -------------
 Net cash used in financing activities..........................     (2,706,495)
                                                                  -------------
Increase in cash................................................            426
Cash:
 Beginning balance..............................................            479
                                                                  -------------
 Ending balance.................................................  $         905
                                                                  =============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $1,708,716.


                       See notes to financial statements

THE ARCH FUND, INC.
International Equity Portfolio

 Financial Highlights, Investor A Shares

                                                                     April 4, 1994
                          For the years ended November 30,                 to
                         -----------------------------------------    November 30,
                           1998       1997       1996       1995     1994 (a)(b)(c)
                         --------   --------   --------   --------   --------------
Net Asset Value,
 Beginning of Period.... $  11.99   $  12.05   $  10.76   $   9.90       $10.00
                         --------   --------   --------   --------       ------
Investment Activities
 Net investment income
  (loss)................     0.01      (0.02)      0.02       0.02        (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currency......     1.77       0.32       1.27       0.86        (0.09)
                         --------   --------   --------   --------       ------
 Total from Investment
  Activities............     1.78       0.30       1.29       0.88        (0.10)
                         --------   --------   --------   --------       ------
Distributions
 In excess of net
  investment income.....    (0.07)     (0.05)        --         --           --
 Net realized gains.....    (0.43)     (0.31)        --      (0.01)          --
 Tax return of capital..       --         --         --      (0.01)          --
                         --------   --------   --------   --------       ------
 Total Distributions....    (0.50)     (0.36)        --      (0.02)          --
                         --------   --------   --------   --------       ------
Net Asset Value, End of
 Period................. $  13.27   $  11.99   $  12.05   $  10.76       $ 9.90
                         ========   ========   ========   ========       ======
Total Return (excludes
 sales charge)..........    15.33 %     2.58 %    11.99 %     8.89 %      (1.00)%(d)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  3,154   $  2,854   $  2,573   $  1,568       $  791
Ratio of expenses to
 average net assets.....     1.58 %     1.59 %     1.44 %     1.45 %       1.55 %(e)
Ratio of net investment
 income to average net
 assets.................     0.02 %    (0.20)%     0.19 %     0.07 %      (0.39)%(e)
Ratio of expenses to
 average net assets*....     1.75 %     1.75 %     1.75 %     1.76 %       1.89 %(e)
Portfolio turnover**....    88.95 %    75.18 %    77.63 %    62.78 %      21.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) On April 4, 1994, the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on May 2, 1994, the Portfolio issued a new series of shares which were designated as "Investor" Shares. The financial highlights presented for April 4, 1994 to May 2, 1994 represent financial highlights applicable to the Trust Shares. (c) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares. (d) Not annualized. (e) Annualized.

 Financial Highlights, Investor B Shares

                                                                 March 1, 1995
                          For the years ended November 30,            to
                          ------------------------------------   November 30,
                             1998         1997         1996        1995 (a)
                          ----------   ----------   ----------   -------------
Net Asset Value,
 Beginning of Period..... $    11.77   $    11.90   $    10.71      $ 9.26
                          ----------   ----------   ----------      ------
Investment Activities
 Net investment loss.....      (0.09)       (0.09)       (0.04)      (0.03)
 Net realized and
  unrealized gains from
  investments and
  foreign currency.......       1.74         0.30         1.23        1.48
                          ----------   ----------   ----------      ------
 Total from Investment
  Activities.............       1.65         0.21         1.19        1.45
                          ----------   ----------   ----------      ------
Distributions
 In excess of net
  investment income......      (0.02)       (0.03)          --          --
 Net realized gains......      (0.43)       (0.31)          --          --
                          ----------   ----------   ----------      ------
 Total Distributions.....      (0.45)       (0.34)          --          --
                          ----------   ----------   ----------      ------
Net Asset Value, End of
 Period.................. $    12.97   $    11.77   $    11.90      $10.71
                          ==========   ==========   ==========      ======
Total Return (excludes
 sales charge)...........      14.48 %       1.82 %      11.11 %      8.38 %(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)............ $      624   $      562   $      437      $  102
Ratio of expenses to
 average net assets......       2.28%        2.29%        2.14%       2.02 %(c)
Ratio of net investment
 income to average net
 assets..................      (0.70)%      (0.91)%      (0.50)%     (0.96)%(c)
Ratio of expenses to
 average net assets*.....       2.45 %       2.45 %       2.46 %      2.44 %(c)
Portfolio turnover**.....      88.95 %      75.18 %      77.63 %     62.78 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.

THE ARCH FUND, INC.
International Equity Portfolio

 Financial Highlights, Trust Shares

                          For the years ended November 30,          April 4, 1994 to
                         ----------------------------------------     November 30,
                           1998       1997       1996      1995         1994 (a)
                         --------   --------   --------  --------   ----------------
Net Asset Value,
 Beginning of Period.... $  12.09   $  12.12   $  10.79  $   9.92       $ 10.00
                         --------   --------   --------  --------       -------
Investment Activities
 Net investment income..     0.04       0.01       0.06      0.03          0.01
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currency......     1.80       0.33       1.27      0.86         (0.09)
                         --------   --------   --------  --------       -------
 Total from Investment
  Activities............     1.84       0.34       1.33      0.89         (0.08)
                         --------   --------   --------  --------       -------
Distributions
 Net investment income..    (0.07)     (0.04)        --        --            --
 In excess of net
  investment income.....    (0.03)     (0.02)        --        --            --
 Net realized gains.....    (0.43)     (0.31)        --     (0.01)           --
 Tax return of capital..       --         --         --     (0.01)           --
                         --------   --------   --------  --------       -------
 Total Distributions....    (0.53)     (0.37)        --     (0.02)           --
                         --------   --------   --------  --------       -------
Net Asset Value, End of
 Period................. $  13.40   $  12.09   $  12.12  $  10.79       $  9.92
                         ========   ========   ========  ========       =======
Total Return............    15.73 %     2.91 %    12.33%     8.97 %       (0.80)%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $ 60,647   $ 55,038   $ 52,181  $ 36,096       $23,746
Ratio of expenses to
 average net assets.....     1.28 %     1.29 %     1.14%     1.16 %        1.23 %(c)
Ratio of net investment
 income to average net
 assets.................     0.34 %     0.09 %     0.51%     0.39 %        0.23 %(c)
Ratio of expenses to
 average net assets*....     1.75 %     1.75 %     1.45%     1.46 %        1.95 %(c)
Portfolio turnover**....    88.95 %    75.18 %    77.63%    62.78 %       21.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Institutional Shares

                          For the years ended November 30,          April 4, 1994 to
                         ----------------------------------------     November 30,
                           1998       1997       1996      1995         1994 (a)
                         --------   --------   --------  --------   ----------------
Net Asset Value,
 Beginning of Period.... $  11.97   $  12.03   $  10.75  $   9.90        $10.00
                         --------   --------   --------  --------        ------
Investment Activities
 Net investment income
  (loss)................       --      (0.03)      0.01      0.01         (0.01)
 Net realized and
  unrealized gains
  (losses) from
  investments and
  foreign currency......     1.78       0.33       1.27      0.86         (0.09)
                         --------   --------   --------  --------        ------
 Total from Investment
  Activities............     1.78       0.30       1.28      0.87         (0.10)
                         --------   --------   --------  --------        ------
Distributions
 Net investment income..    (0.01)        --         --        --            --
 In excess of net
  investment income.....    (0.06)     (0.05)        --        --            --
 Net realized gains.....    (0.43)     (0.31)        --     (0.01)           --
 Tax return of capital..       --         --         --     (0.01)           --
                         --------   --------   --------  --------        ------
 Total Distributions....    (0.50)     (0.36)        --     (0.02)           --
                         --------   --------   --------  --------        ------
Net Asset Value, End of
 Period................. $  13.25   $  11.97   $  12.03  $  10.75        $ 9.90
                         ========   ========   ========  ========        ======
Total Return............    15.37%      2.59%     11.91%     8.78%        (1.00)%(b)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $  8,058   $  6,798   $  6,059  $  2,159        $  197
Ratio of expenses to
 average net assets.....     1.58 %     1.59 %     1.44%     1.44 %        1.70 %(c)
Ratio of net investment
 income to average net
 assets.................     0.01 %    (0.21)%     0.16%     0.13 %       (0.48)%(c)
Ratio of expenses to
 average net assets*....     1.75 %     1.75 %     1.76%     1.75 %        2.17 %(c)
Portfolio turnover**....    88.95 %    75.18 %    77.63%    62.78 %       21.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On April 24, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for April 4, 1994 to April 24, 1994 represent financial highlights applicable to the Trust Shares. (b) Not annualized. (c) Annualized.

                        The ARCH Equity Income Portfolio

  Q. What was the overall environment for stocks during the 12 months through November 30, 1998?

  A. Stocks performed well during most of the 12-month period, with the S&P 500 gaining 23.68% and the Portfolio's benchmark, the Russell 1000 Value Index, gaining 15.09%. Early in the period, fears that the Asian economic crisis would put a damper on U.S. growth prevented the Federal Reserve Board from raising interest rates. Later, those concerns deepened as signs of a global liquidity crisis began to occur--for example, Russia's default on its debt. The stock market fell sharply from its early summer peaks, but rebounded in the fall when the Fed acted to lower short-term interest rates and boost the money supply.

  Shares of health-care, financial and retail companies did well during the first half of the year. In August we lowered our exposure to all three sectors and began buying shares of deep cyclicals--companies whose fortunes are closely linked to the U.S. economy's growth rate. We took that step when Federal Reserve Chairman Alan Greenspan said he would reduce rates in order to stabilize commodity prices.

  Q. How did that environment affect the Portfolio's returns?

  A. The relatively strong performance of growth stocks meant that conditions were not ideal for the Portfolio, which uses the Russell 1000 Value Index as its benchmark. We take a value-oriented approach to choosing stocks, buying shares that we believe will pay attractive yields and trade at prices that don't fully reflect their worth.

  However, the Portfolio benefited from the fact that large-company shares continued to attract investors during most of the period. The Portfolio consists primarily of high-quality, large-company stocks.

  Q. Where did you find the best values during the period?

  A. The Portfolio was overweighted in both financial and health care stocks during the first half of the year. But we reduced its weightings in those areas later in the period. The reduction in financial services stocks came partly because several companies in the Portfolio were acquired.*

  The Portfolio's return during the second half was driven by shares of cyclical companies whose fortunes are closely linked to the economy's growth. They included Union Carbide (2.0% of the Portfolio's net assets) and USX-US Steel (1.6%). We had avoided stocks of those firms until late summer due to the risk that a global economic decline would hurt demand for their products. But the Fed's decision to lower interest rates reduced that risk.*

  Q. What is your outlook for the stock market going forward, and how will you manage the Portfolio with that in mind?

  A. We believe that value-oriented stocks eventually will out-gain growth shares, which should be good for the stocks in the Portfolio. Meanwhile, we will continue to rely upon careful selection of value-oriented shares to help boost the Portfolio's performance.
-----
* Portfolio composition is subject to change.

                        The ARCH Equity Income Portfolio

               [ARCH EQUITY INCOME PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment

            Investor A    Investor A    INVESTOR B     INVESTOR B   Russell 1000
             (No Load)      (Load)*     (NO CDSC)      (CDSC)**      Value Index
             ---------      -------     ----------     ----------    -----------
-
2/27/97       10,000         9,551         9,500         10,000        10,000
 Nov-97       11,742        11,215        11,175         11,675        12,013
5/31/98       13,298        12,701        13,179         12,779        14,103
 Nov-98       13,114        12,526        12,956         12,556        13,826
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)
                           Average Annual Total Return
                                 as of 11/30/98
                                                 Since
                                               Inception
                                   1 Year      (2/27/97)
                                   ------      ---------
  Investor A (No Load)             11.69%       16.69%
  Investor A*                       6.71%       13.68%
  Investor B (No CDSC)             10.98%       15.86%
  Investor B (CDSC)**               6.55%       13.82%

     [ARCH EQUITY INCOME PORTFOLIO TRUST/INSTITUTIONAL CHART APPEARS HERE]

Value of a $10,000 Investment

                   Trust      Institutional       Russell 1000 Value Index
                   -----      -------------       ------------------------

2/27/97           10,000         10,000                    10,000
 Nov-97           11,764         11,764                    12,013
5/31/98           13,352         13,334                    14,103
 Nov-98           13,174         13,154                    13,826

                           Average Annual Total Return
                                 as of 11/30/98
                                                 Since
                                               Inception
                                   1 Year      (2/27/97)
                                   ------      ---------
  Trust                            12.00%        17.00%
  Institutional                    11.82%        16.89%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Equity Income Portfolio is measured against the Russell 1000 Value Index, an unmanaged index generally representative of those securities in the Russell 1000 Index with certain valuation and historical growth characteristics indicative of value-based stocks. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. Investors are unable to purchase the Index directly, although they can invest in the underlying securities. The performance of the Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Income Portfolio                                        November 30, 1998

Commercial Paper (2.6%):

                                                          Shares
                                                            or
                       Security                         Principal     Market
                      Description                         Amount      Value
                      -----------                       ---------- ------------
Finance (2.6%):
American General Finance, 5.37%, 12/1/98............... $2,914,000 $  2,914,000
                                                                   ------------
TOTAL COMMERCIAL PAPER                                                2,914,000
                                                                   ------------

Common Stocks (94.0%):

Automotive (2.7%):
Cooper Industries, Inc. ...............................     34,800    1,709,550
Genuine Parts Co. .....................................     40,000    1,317,500
                                                                   ------------
                                                                      3,027,050
                                                                   ------------
Banking (20.1%):
Bank One Corp. ........................................     43,617    2,238,097
Chase Manhattan Corp. .................................     40,000    2,537,499
Comerica, Inc. ........................................     28,500    1,838,250
Crestar Financial Corp. ...............................     33,525    2,225,222
First Union Corp. .....................................     39,000    2,369,250
Mellon Bank Corp. .....................................     35,000    2,202,813
National City Corp. ...................................     22,800    1,533,300
PNC Bank Corp. ........................................     39,500    2,036,719
U.S. Bancorp...........................................     50,000    1,840,625
Union Planters Corp.(c)................................     37,500    1,785,938
Wachovia Corp. ........................................     27,600    2,409,824
                                                                   ------------
                                                                     23,017,537
                                                                   ------------
Building Products (2.0%):
Sherwin-Williams Co. ..................................     81,500    2,312,563
                                                                   ------------
Business Services (1.4%):
First Data Corp. ......................................     60,000    1,601,250
                                                                   ------------
Chemicals (3.3%):
E. I. duPont de Nemours & Co. .........................     11,000      646,250
FMC Corp.(b)...........................................     15,000      871,875
Union Carbide Corp. ...................................     51,000    2,282,250
                                                                   ------------
                                                                      3,800,375
                                                                   ------------
Commercial Services (1.8%):
H & R Block, Inc. .....................................     45,000    2,022,188
                                                                   ------------
Consumer Goods & Services (2.0%):
Newell Co. ............................................     51,300    2,270,025
                                                                   ------------
Containers & Packaging (2.1%):
Crown Cork & Seal Co., Inc. ...........................     20,000      675,000
Sealed Air Corp.(b)....................................     40,000    1,765,000
                                                                   ------------
                                                                      2,440,000
                                                                   ------------
Electrical & Electronic (0.9%):
W.W. Grainger, Inc. ...................................     25,140    1,062,165
                                                                   ------------
Financial Services (5.7%):
Fannie Mae ............................................     35,000    2,546,250
Heller Financial, Inc. ................................     88,000    2,304,500
MBNA Corp. ............................................     75,393    1,710,479
                                                                   ------------
                                                                      6,561,229
                                                                   ------------
Common Stocks, continued:

                                                          Shares
                                                            or
                        Security                         Principal    Market
                      Description                         Amount      Value
                      -----------                        --------- ------------
Food Products & Services (3.5%):
IBP, Inc. ..............................................   70,000  $  1,776,250
Sara Lee Corp. .........................................   37,400     2,183,225
                                                                   ------------
                                                                      3,959,475
                                                                   ------------
Health Care (1.7%):
C.R. Bard, Inc. ........................................   41,600     1,905,800
                                                                   ------------
Oil & Exploration, Production & Services (4.6%):
Murphy Oil Corp. .......................................   20,000       797,500
National Fuel Gas Co. ..................................   42,000     1,929,375
Vastar Resources, Inc. .................................   62,000     2,514,875
                                                                   ------------
                                                                      5,241,750
                                                                   ------------
Oil & Gas Equipment/Services (2.9%):
Baker Hughes, Inc. .....................................  100,000     1,831,250
McDermott International, Inc. ..........................   55,000     1,474,688
                                                                   ------------
                                                                      3,305,938
                                                                   ------------
Oil Companies--Integrated (3.7%):
Atlantic Richfield Co. .................................   15,500     1,030,750
Phillips Petroleum Co. .................................   50,000     2,100,000
USX-Marathon Group .....................................   40,000     1,135,000
                                                                   ------------
                                                                      4,265,750
                                                                   ------------
Paper & Related (2.7%):
Consolidated Papers, Inc. ..............................   85,000     2,172,813
Mead Corp. .............................................   30,000       909,375
                                                                   ------------
                                                                      3,082,188
                                                                   ------------
Pharmaceuticals (7.2%):
Abbott Laboratories.....................................   60,000     2,879,999
Allergan, Inc. .........................................   41,400     2,520,225
Pharmacia & UpJohn, Inc. ...............................   54,000     2,811,375
                                                                   ------------
                                                                      8,211,599
                                                                   ------------
Retail Stores (6.2%):
Consolidated Stores Corp.(b)............................   90,000     1,935,000
Dillards, Inc., Class A.................................   60,000     2,062,499
May Department Stores Co.(c)............................   30,000     1,809,375
Pep Boys--Manny, Moe, & Jack............................   90,000     1,271,250
                                                                   ------------
                                                                      7,078,124
                                                                   ------------
Semiconductors (1.5%):
KLA-Tencor Corp.(b).....................................   50,000     1,703,125
                                                                   ------------
Steel (1.6%):
USX-U.S. Steel Group....................................   75,000     1,832,813
                                                                   ------------
Telecommunications (1.6%):
Frontier Corp. .........................................   60,000     1,807,500
                                                                   ------------
Tobacco (5.1%):
Philip Morris Companies, Inc. ..........................   57,400     3,210,813
UST, Inc. ..............................................   75,000     2,606,250
                                                                   ------------
                                                                      5,817,063
                                                                   ------------
Transportation & Shipping (1.5%):
Burlington Northern Santa Fe............................   49,000     1,666,000
                                                                   ------------

                                   Continued

THE ARCH FUND, INC.                           Schedule of Portfolio Investments
Equity Income Portfolio                                       November 30, 1998

Common Stocks, continued:

                                                       Shares
                                                         or
                      Security                       Principal     Market
                    Description                        Amount      Value
                    -----------                      ---------- ------------
Utilities - Gas & Electric (8.2%):
Ameren Corp.(c).....................................     28,400 $  1,169,725
Baltimore Gas & Electric Co. .......................     49,000    1,503,687
CINergy Corp. ......................................     35,000    1,209,688
Consolidated Natural Gas Co. .......................     30,000    1,629,374
New Century Energies, Inc. .........................     20,000      961,250
NICOR, Inc. ........................................     25,000    1,051,563
SCANA Corp.(c)......................................     57,700    1,882,462
                                                                ------------
                                                                   9,407,749
                                                                ------------
TOTAL COMMON STOCKS                                              107,399,256

Real Estate Investment Trusts (3.1%):

Health Care (0.9%):
Nationwide Health Properties, Inc. .................     47,700    1,067,288
                                                                ------------
Hotels & Lodging (0.6%):
Felcor Lodging Trust, Inc.(c).......................     30,000      714,375
                                                                ------------
Office Property (1.6%):
Prentiss Properties Trust...........................     80,000    1,740,000
                                                                ------------
TOTAL REAL ESTATE INVESTMENT TRUSTS                                3,521,663
                                                                ------------

Short-Term Securities Held as Collateral (3.1%):

Repurchase agreements (3.1%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $1,215,860,
 collateralized by $1,511,005 various U.S.
 Government Agency securities, 0.00%-8.50%, 12/3/98-
 9/11/28, market value $1,239,740).................. $1,215,669    1,215,669
Nationsbanc Montgomery Securities, Inc., 5.68%,
 12/1/98 (Purchased on 11/30/98, proceeds at
 maturity $138,167, collateralized by $154,974
 various U.S. Government Agency mortgages, 0.00%-
 10.50%, 5/1/00-12/1/28, market value $140,908).....    138,145      138,145
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $607,927,
 collateralized by $3,088,338 various U.S.
 Government Agency mortgages, 0.00%-8.00%, 10/25/99-
 8/1/28, market value $619,991).....................    607,835      607,835

Short-Term Securities Held as Collateral, continued:

                                                         Shares
                                                           or
                      Security                         Principal     Market
                     Description                         Amount      Value
                     -----------                       ---------- ------------
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $409,043,
 collateralized by $479,655 various U.S. Treasury
 Notes, 3.63%-8.75%, 10/31/99-11/15/28, market value
 $417,162)...........................................  $  408,982 $    408,982
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $1,215,848,
 collateralized by $1,454,655 various U.S. Treasury
 Notes, 0.00%-8.88%, 12/10/98-4/15/28, market value
 $1,239,983).........................................   1,215,669    1,215,669
                                                                  ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                       3,586,300
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $89,933,826)(a) (102.9%).................................   117,421,219
 Liabilities in excess of other assets (-2.9%)..................    (3,291,492)
                                                                  ------------
TOTAL NET ASSETS (100.0%).......................................  $114,129,727
                                                                  ============

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $417,974. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation... $28,205,192
      Unrealized depreciation...  (1,135,773)
                                 -----------
      Net unrealized apprecia-
       tion..................... $27,069,419
                                 ===========

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of November 30, 1998.
                       See notes to financial statements

THE ARCH FUND, INC.
Equity Income Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1998

Assets:
Investments, at value (cost $86,347,526)..............            $113,834,919
Repurchase agreements, at value
 (cost $3,586,300)....................................               3,586,300
                                                                  ------------
 Total investments....................................             117,421,219
Cash..................................................                     754
Interest and dividends receivable.....................                 205,827
Receivable for capital shares issued..................                   3,743
Receivable for investments sold.......................               1,636,424
Deferred organization costs...........................                  25,344
Prepaid expenses and other assets.....................                   2,095
                                                                  ------------
 Total Assets.........................................             119,295,406
Liabilities:
Dividends payable..................................... $  177,633
Payable for investments purchased.....................  1,287,900
Payable for capital shares redeemed...................     15,566
Payable for return of collateral received.............  3,586,300
Accrued expenses and other payables:
 Investment advisory fees.............................     72,392
 Administration fees..................................      2,242
 Distribution and administrative services fees........        858
 Custodian fees.......................................      9,121
 Other liabilities....................................     13,667
                                                       ----------
 Total Liabilities....................................               5,165,679
                                                                  ------------
Net Assets:
Capital...............................................              62,137,528
Undistributed net investment income...................                  10,965
Accumulated net realized gains from investment
 transactions.........................................              24,493,841
Net unrealized appreciation from investments..........              27,487,393
                                                                  ------------
Net Assets............................................            $114,129,727
                                                                  ============
Investor A Shares
 Net Assets...........................................            $  1,709,108
 Shares...............................................                 166,945
 Redemption price per share...........................                  $10.24
                                                                        ======
Maximum Sales Charge -- Investor A Shares.............                    4.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share.....................................                  $10.72
                                                                        ======
Investor B Shares
 Net Assets...........................................            $    519,722
 Shares...............................................                  50,818
 Offering price per share*............................                  $10.23
                                                                        ======
Trust Shares
 Net Assets...........................................            $111,865,947
 Shares...............................................              10,919,833
 Offering and redemption price per share..............                  $10.24
                                                                        ======
Institutional Shares
 Net Assets...........................................            $     34,950
 Shares...............................................                   3,414
 Offering and redemption price per share..............                  $10.24
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

 Statement of Operations

                                            For the year ended November 30, 1998
 Investment Income:
 Interest income.......................................          $    353,384
 Dividend income.......................................             2,668,098
 Income from securities lending........................                 8,366
                                                                 ------------
  Total Income.........................................             3,029,848
 Expenses:
 Investment advisory fees.............................. $857,485
 Administration fees...................................  228,663
 Distribution and services fees, Investor A Shares.....    2,997
 Distribution and services fees, Investor B Shares.....    2,575
 Administrative services fees, Trust Shares............  339,199
 Administrative services fees, Institutional Shares....       25
 Accounting fees.......................................    2,595
 Custodian fees........................................   36,693
 Directors' fees and expenses..........................    1,630
 Transfer agent fees...................................   28,224
 Other fees............................................   77,877
                                                        --------
  Total expenses before voluntary fee reductions.......             1,577,963
  Expenses voluntarily reduced.........................              (761,704)
                                                                 ------------
  Net Expenses.........................................               816,259
                                                                 ------------
 Net investment income.................................             2,213,589
                                                                 ------------
 Realized/Unrealized Gains (Losses) from Investments:
 Net realized gains from investment transactions.......            24,493,831
 Net change in unrealized appreciation from
  investments..........................................           (13,549,445)
                                                                 ------------
 Net realized/unrealized gains from investments........            10,944,386
                                                                 ------------
 Change in net assets resulting from operations........          $ 13,157,975
                                                                 ============

                       See notes to financial statements

THE ARCH FUND, INC.
Equity Income Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended   period ended
                                                    November 30,  November 30,
                                                        1998        1997 (a)
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  2,213,589  $  2,288,136
 Net realized gains from investment transactions...   24,493,831    26,171,918
 Net change in unrealized appreciation from
  investments......................................  (13,549,445)   (7,875,618)
                                                    ------------  ------------
Change in net assets resulting from operations.....   13,157,975    20,584,436
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................      (16,781)       (1,695)
 In excess of net investment income................           --           (68)
 From net realized gains from investment
  transactions.....................................      (34,436)           --

Distributions to Investor B Shareholders:
 From net investment income........................       (2,683)         (267)
 In excess of net investment income................           --          (200)
 From net realized gains from investment
  transactions.....................................      (26,125)           --

Distributions to Trust Shareholders:
 From net investment income........................   (2,270,617)   (2,205,201)
 From net realized gains from investment
  transactions.....................................  (26,111,109)           --

Distributions to Institutional Shareholders:
 From net investment income........................         (164)          (19)
 In excess of net realized gains from investment
  transactions.....................................         (233)           --
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (28,462,148)   (2,207,450)
                                                    ------------  ------------
Change in net assets from capital transactions.....   (2,790,787)  113,847,701
                                                    ------------  ------------
Change in net assets...............................  (18,094,960)  132,224,687
Net Assets:
 Beginning of period...............................  132,224,687            --
                                                    ------------  ------------
 End of period..................................... $114,129,727  $132,224,687
                                                    ============  ============

-----
(a) Period commmenced February 27, 1997.


                       See notes to financial statements

THE ARCH FUND, INC.
Equity Income Portfolio

 Statement of Cash Flows

                                                                    For the
                                                                  year ended
                                                                 November 30,
                                                                     1998
                                                                ---------------
Cash Flows from Operating Activities:
 Net investment income........................................  $     2,213,589
 Adjustments to reconcile net investment income to net cash
  provided by operating activities:
 Cost of investment securities................................   (1,326,012,638)
 Proceeds from disposition of investment securities...........    1,355,299,332
 Cost of investments purchased with cash collateral from
  securities lending..........................................       (3,586,300)
 Decrease in dividends and interest receivable................           81,804
 Increase in payable for return of collateral received from
  securities lending..........................................        3,586,300
 Increase in accrued expenses.................................           79,238
 Amortization expense on organizational costs.................            2,920
 Decrease in prepaid expenses.................................            1,623
 Net amortization/accretion from investments..................         (311,661)
                                                                ---------------
 Net cash provided by operating activities....................       31,354,207
                                                                ---------------
Cash Flows from Financing Activities:
 Proceeds from shares issued..................................       22,829,936
 Cost of shares redeemed......................................      (26,355,552)
 Cash distributions paid......................................      (27,828,660)
                                                                ---------------
 Net cash used in financing activities........................      (31,354,276)
                                                                ---------------
Decrease in cash..............................................              (69)
Cash:
 Beginning balance............................................              823
                                                                ---------------
 Ending balance...............................................  $           754
                                                                ===============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $746,652.


                       See notes to financial statements

THE ARCH FUND, INC.
Equity Income Portfolio

 Financial Highlights, Investor A Shares

                                                     For the    February 27,
                                                    year ended    1997 to
                                                   November 30, November 30,
                                                       1998       1997 (a)
                                                   ------------ ------------
Net Asset Value, Beginning of Period..............    $11.56       $10.00
                                                      ------       ------
Investment Activities
 Net investment income............................      0.17         0.16
 Net realized and unrealized gains from
  investments.....................................      0.98         1.57
                                                      ------       ------
 Total from Investment Activities.................      1.15         1.73
                                                      ------       ------
Distributions
 Net investment income............................     (0.18)       (0.16)
 In excess of net investment income...............        --        (0.01)
 Net realized gains...............................     (2.29)          --
                                                      ------       ------
 Total Distributions..............................     (2.47)       (0.17)
                                                      ------       ------
Net Asset Value, End of Period....................    $10.24       $11.56
                                                      ======       ======
Total Return (excludes sales charge)..............     11.69 %      17.42 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).................    $1,709       $  173
Ratio of expenses to average net assets...........      1.15 %       0.45 %(c)
Ratio of net investment income to average net
 assets...........................................      1.51 %       2.29 %(c)
Ratio of expenses to average net assets*..........      1.38 %       1.38 %(c)
Portfolio turnover**..............................     98.32 %      48.33 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Investor B Shares

                                                    For the     February 27,
                                                   year ended     1997 to
                                                  November 30,  November 30,
                                                      1998        1997 (a)
                                                  ------------  ------------
Net Asset Value, Beginning of Period.............    $11.55        $10.00
                                                     ------        ------
Investment Activities
 Net investment income...........................      0.11 (d)      0.10
 Net realized and unrealized gains from
  investments....................................      0.97          1.57
                                                     ------        ------
 Total from Investment Activities................      1.08          1.67
                                                     ------        ------
Distributions
 Net investment income...........................     (0.11)        (0.10)
 In excess of net investment income..............        --         (0.02)
 Net realized gains..............................     (2.29)           --
                                                     ------        ------
 Total Distributions.............................     (2.40)        (0.12)
                                                     ------        ------
Net Asset Value, End of Period...................    $10.23        $11.55
                                                     ======        ======
Total Return (excludes sales charge).............     10.98 %       16.75 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................    $  520        $  131
Ratio of expenses to average net assets..........      1.84 %        1.14 %(c)
Ratio of net investment income to average net
 assets..........................................      0.83 %        1.53 %(c)
Ratio of expenses to average net assets*.........      2.08 %        2.07 %(c)
Portfolio turnover**.............................     98.32 %       48.33 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized. (d) Per share net investment income has been calculated using the daily average share method.

THE ARCH FUND, INC.
Equity Income Portfolio

 Financial Highlights, Trust Shares

                                                    For the    February 27,
                                                   year ended    1997 to
                                                  November 30, November 30,
                                                      1998       1997 (a)
                                                  ------------ ------------
Net Asset Value, Beginning of Period.............   $  11.56     $  10.00
                                                    --------     --------
Investment Activities
 Net investment income...........................       0.19         0.20
 Net realized and unrealized gains from
  investments....................................       0.98         1.55
                                                    --------     --------
 Total from Investment Activities................       1.17         1.75
                                                    --------     --------
Distributions
 Net investment income...........................      (0.20)       (0.19)
 Net realized gains..............................      (2.29)          --
                                                    --------     --------
 Total Distributions.............................      (2.49)       (0.19)
                                                    --------     --------
Net Asset Value, End of Period...................   $  10.24     $  11.56
                                                    ========     ========
Total Return.....................................      12.00 %      17.64 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................   $111,866     $131,919
Ratio of expenses to average net assets..........       0.71 %       0.15 %(c)
Ratio of net investment income to average net
 assets..........................................       1.94 %       2.51 %(c)
Ratio of expenses to average net assets*.........       1.37 %       1.38 %(c)
Portfolio turnover**.............................      98.32 %      48.33 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Institutional Shares

                                                     For the    February 27,
                                                    year ended    1997 to
                                                   November 30, November 30,
                                                       1998       1997 (a)
                                                   ------------ ------------
Net Asset Value, Beginning of Period..............    $11.56       $10.00
                                                      ------       ------
Investment Activities
 Net investment income............................      0.18         0.19
 Net realized and unrealized gains from
  investments.....................................      0.98         1.56
                                                      ------       ------
 Total from Investment Activities.................      1.16         1.75
                                                      ------       ------
Distributions
 Net investment income............................     (0.19)       (0.19)
 Net realized gains...............................     (2.29)          --
                                                      ------       ------
 Total Distributions..............................     (2.48)       (0.19)
                                                      ------       ------
Net Asset Value, End of Period....................    $10.24       $11.56
                                                      ======       ======
Total Return......................................     11.82 %      17.64 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).................    $   35       $    1
Ratio of expenses to average net assets...........      1.23 %       0.37 %(c)
Ratio of net investment income to average net
 assets...........................................      1.40 %       2.34 %(c)
Ratio of expenses to average net assets*..........      1.32 %       1.60 %(c)
Portfolio turnover**..............................     98.32 %      48.33 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        The ARCH Equity Index Portfolio

  Q. What is the role of an index fund such as this one?

  A. Index funds attempt to mirror the performance of a particular market index or benchmark. The ARCH Equity Index Portfolio's benchmark is the Standard & Poor's 500 Stock Index. The Fund seeks to provide a performance similar to that of the S&P 500 and the large-company stocks that compose it. By contrast, actively managed funds' performances depend upon the investment decisions of their portfolio managers, and those funds' returns may be considerably higher or lower than the returns of the Index.

  Q. What were the conditions affecting the S&P 500 and the Portfolio during the 12-month period ended November 30, 1998?

  A. Stocks performed well early in the period, as the domestic economy grew moderately and inflation remained low. In early July, however, fears that the global financial crisis would hurt the U.S. economy caused many investors to sell stocks. The Federal Reserve Board became concerned that weakness in overseas economies could lead to a global credit crisis, and the Fed reduced interest rates three times to boost the money supply. That policy encouraged investors to move money back into stocks.

  Q. How did the Portfolio perform during the recent period?

  A. As an index fund, the ARCH Equity Index Portfolio attempts to mirror the performance of the Standard & Poor's 500 Stock Index, the domestic stock market's most widely used performance benchmark. Thus, the Portfolio gained 23.01% (Investor A Shares without load)/1/ during the 12 months through November 30, 1998, similar to the 23.68% gain for the S&P 500. The Portfolio's net assets increased from $32 million to around $62 million during the period.*

  Q. What accounts for differences between the Portfolio's return and the return of the Index?

  A. Index funds as a rule lag their benchmarks by a small margin. One reason is that the funds have transaction costs, unlike their benchmark indices. Also, the funds usually hold a small amount of cash unless they rebalance their portfolios every day. Cash can act as a slight drag on performance when the stock market is rising. Despite such factors, however, this Portfolio's performance in the past has been very close to that of the S&P 500 Stock Index, and that should continue to be the case.
-----
* Portfolio composition is subject to change.
/1/With the maximum sales charge of 2.50%, the Portfolio's total return would have been 19.89%.

                        The ARCH Equity Index Portfolio

               [ARCH EQUITY INDEX PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment

                   Investor A (No Load)     Investor A (Load)*        Trust      Institutional    S&P 500 Index
                   --------------------     -----------------         -----      -------------    -------------
          May-97         10,000                  9,747               10,000         10,000           10,000
          Nov-97         12,014                  11,710              12,040         12,040           11,964
          May-98         13,782                  13,433              13,831         13,815           13,767
          Nov-98         14,778                  14,404              14,851         14,812           14,797

* Reflects 2.50% sales charge

                          Average Annual Total Return
                                as of 11/30/98
                                                                Since
                                                              Inception
                                                1 Year        (5/1/97)
                                                ------        ---------
Investor A (No Load)                            23.01%         27.97%
Investor A*                                     19.89%         25.91%
Trust                                           23.34%         28.37%
Institutional                                   23.01%         28.16%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The Performance of the ARCH Equity Index Portfolio is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1998

Commercial Paper (2.7%):

                       Security                                       Market
                      Description                         Shares       Value
                      -----------                       ----------- -----------
Finance (2.7%):
American General Finance, 5.37%, 12/1/98............... $ 1,657,000 $ 1,657,000
                                                                    -----------
TOTAL COMMERCIAL PAPER                                                1,657,000
                                                                    -----------

Common Stocks (98.5%):

Advertising (0.2%):
Interpublic Group Cos., Inc. ..........................         821      56,444
Omnicom Group, Inc. ...................................       1,116      59,636
                                                                    -----------
                                                                        116,080
                                                                    -----------
Aerospace/Defense (1.3%):
Boeing Co. ............................................       6,526     265,119
General Dynamics Corp. ................................         816      47,379
Lockheed Martin Corp. .................................       1,262     130,933
Northrop Grumman Corp. ................................         461      37,456
Raytheon Co., Class B..................................       2,189     121,216
TRW, Inc. .............................................         769      42,343
United Technologies Corp. .............................       1,494     160,138
                                                                    -----------
                                                                        804,584
                                                                    -----------
Aircraft Engines & Engine Parts (0.3%):
AlliedSignal, Inc. ....................................       3,610     158,840
                                                                    -----------
Airlines (0.3%):
AMR Corp.(b)...........................................       1,144      75,432
Delta Air Lines, Inc. .................................         998      53,580
Southwest Airlines Co. ................................       2,125      45,688
US Airways Group, Inc.(b)..............................         637      33,124
                                                                    -----------
                                                                        207,824
                                                                    -----------
Apparel/Shoes (0.5%):
Fruit of the Loom, Class A(b)..........................         489       7,213
Gap, Inc. .............................................       2,485     182,803
Liz Claiborne, Inc. ...................................         392      13,279
Nike, Inc. ............................................       1,828      73,120
Reebok International Ltd.(b)(c)........................         402       6,407
Russell Corp. .........................................         206       4,905
VF Corp. ..............................................         795      39,005
                                                                    -----------
                                                                        326,732
                                                                    -----------
Automotive (1.4%):
Cooper Industries, Inc. ...............................         791      38,858
Cummins Engine Co. ....................................         211       7,833
Dana Corp. ............................................       1,172      45,708
Ford Motor Co. ........................................       7,867     434,652
General Motors Corp. ..................................       4,212     294,840
Genuine Parts Co. .....................................       1,113      36,659
Navistar International Corp.(b)........................         400      10,350
PACCAR, Inc. ..........................................         518      23,569
                                                                    -----------
                                                                        892,469
                                                                    -----------
Banking (6.3%):
Bank of New York, Inc. ................................       5,004     171,387
Bank One Corp. ........................................       7,642     392,116
BankAmerica Corp. .....................................      11,323     738,117
BankBoston Corp. ......................................       1,850      77,006
Bankers Trust New York Corp. ..........................         634      55,158

Common Stocks, continued:

                        Security                                       Market
                       Description                          Shares      Value
                       -----------                        ---------- -----------
Banking, continued:
BB & T Corp. ............................................      1,824 $    67,374
Chase Manhattan Corp. ...................................      5,634     357,407
Comerica, Inc. ..........................................        996      64,242
Fifth Third Bancorp......................................      1,697     112,638
First Union Corp. .......................................      6,358     386,249
Huntington BancShares, Inc. .............................      1,391      41,208
KeyCorp..................................................      2,817      86,447
Mellon Bank Corp. .......................................      1,708     107,497
Mercantile Bancorporation, Inc. .........................      1,011      44,547
National City Corp. .....................................      2,112     142,032
Northern Trust Corp. ....................................        743      59,997
PNC Bank Corp. ..........................................      1,895      97,711
Republic New York Corp. .................................        702      32,819
State Street Corp. ......................................      1,008      69,174
Summit Bancorp...........................................      1,161      48,544
SunTrust Banks, Inc.(c)..................................      1,286      89,779
Synovus Financial Corp. .................................      1,723      38,014
U.S. Bancorp.............................................      4,792     176,406
Union Planters Corp. ....................................        830      39,529
Wachovia Corp. ..........................................      1,325     115,689
Wells Fargo & Co. .......................................     10,704     385,344
                                                                     -----------
                                                                       3,996,431
                                                                     -----------
Beverages (3.1%):
Adolph Coors Co. ........................................        230      11,443
Anheuser-Busch Co. ......................................      3,139     190,302
Brown-Forman Corp. ......................................        407      29,609
Coca-Cola Co. ...........................................     16,237   1,137,604
Coca-Cola Enterprises, Inc.(c)...........................      2,757     104,249
PepsiCo, Inc. ...........................................      9,595     371,207
Seagram Co. Ltd. ........................................      2,264      77,684
                                                                     -----------
                                                                       1,922,098
                                                                     -----------
Building Products (0.2%):
Masco Corp. .............................................      2,160      62,371
Owens Corning............................................        388      14,477
Sherwin-Williams Co. ....................................      1,126      31,950
                                                                     -----------
                                                                         108,798
                                                                     -----------
Business Services (0.6%):
Automatic Data Processing, Inc. .........................      1,968     151,536
Ceridian Corp.(b)........................................        507      32,987
Computer Science Corp. ..................................      1,049      59,924
Equifax, Inc. ...........................................        913      37,890
First Data Corp. ........................................      2,853      76,139
                                                                     -----------
                                                                         358,476
                                                                     -----------
Chemicals (1.9%):
Air Products & Chemicals, Inc. ..........................      1,462      55,739
Avery Dennison Corp. ....................................        751      36,001
Dow Chemical Co.(c)......................................      1,467     142,849
E. I. duPont de Nemours & Co. ...........................      7,398     434,632
Eastman Chemical Co. ....................................        517      29,954
Ecolab, Inc. ............................................        828      25,616
Engelhard Corp. .........................................        887      17,130
FMC Corp.(b).............................................        177      10,288
Great Lakes Chemical Corp. ..............................        421      16,814
Hercules, Inc. ..........................................        618      20,317

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1998

Common Stocks, continued:

                          Security                                     Market
                         Description                          Shares    Value
                         -----------                          ------ -----------
Chemicals, continued:
Millipore Corp. .............................................    252 $     7,088
Monsanto Co. ................................................  3,977     180,207
Morton International, Inc. ..................................    806      23,727
Nalco Chemical Co. ..........................................    450      15,047
Praxair, Inc. ...............................................    989      37,767
Rohm & Haas Co. .............................................  1,108      38,711
Sigma-Aldrich Corp. .........................................    683      21,941
Union Carbide Corp. .........................................    870      38,933
W.R. Grace & Co.(b)..........................................    500       8,250
                                                                     -----------
                                                                       1,161,011
                                                                     -----------
Commercial Services (0.3%):
Browning-Ferris Industries, Inc. ............................  1,095      32,303
Cendant Corp.(b).............................................  5,700     108,300
H & R Block, Inc. ...........................................    700      31,456
                                                                     -----------
                                                                         172,059
                                                                     -----------
Computer Software (4.4%):
Adobe Systems, Inc. .........................................    475      21,256
BMC Software, Inc.(b)........................................  1,290      65,871
Computer Associates International, Inc. .....................  3,749     165,893
Electronic Data Systems Corp. ...............................  3,163     123,357
IMS Health, Inc. ............................................  1,020      67,703
Microsoft Corp.(b)........................................... 16,103   1,964,565
Novell, Inc.(b)..............................................  2,238      37,067
Oracle Corp.(b)..............................................  6,454     221,050
Parametric Technology Corp.(b)...............................  1,742      29,614
Peoplesoft, Inc.(b)..........................................  1,494      30,720
                                                                     -----------
                                                                       2,727,096
                                                                     -----------
Computers (6.0%):
3Com Corp.(b)................................................  2,269      87,782
Apple Computer, Inc.(b)(c)...................................    859      27,434
Cabletron Systems, Inc.(b)...................................  1,061      14,854
Cisco Systems, Inc.(b)....................................... 10,278     774,703
Compaq Computer Corp. ....................................... 11,035     358,638
Data General Corp.(b)........................................    363       6,579
Dell Computer Corp.(b).......................................  8,320     505,960
EMC Corp.(b).................................................  3,233     234,393
Gateway 2000, Inc.(b)........................................    973      54,610
Hewlett-Packard Co. .........................................  6,892     432,473
IBM Corp. ...................................................  6,203   1,023,494
Seagate Technology, Inc.(b)..................................  1,560      46,020
Silicon Graphics, Inc.(b)....................................  1,220      14,945
Sun Microsystems, Inc.(b)....................................  2,578     190,933
Unisys Corp.(b)..............................................  1,589      45,287
                                                                     -----------
                                                                       3,818,105
                                                                     -----------
Construction (0.2%):
Armstrong World Industries, Inc. ............................    244      16,257
Centex Corp. ................................................    411      14,668
Ingersoll-Rand Co. ..........................................  1,095      51,259
Kaufman & Broad Home Corp. ..................................    234       5,894
Pulte Corp. .................................................    290       7,377
                                                                     -----------
                                                                          95,455
                                                                     -----------
Common Stocks, continued:

                         Security                                    Market
                        Description                         Shares    Value
                        -----------                         ------ -----------
Consumer Goods & Services (1.9%):
Black & Decker Corp. ......................................    560 $    30,345
Clorox Co. ................................................    697      77,411
Colgate-Palmolive Co. .....................................  1,850     158,406
Fortune Brands, Inc. ......................................  1,070      36,447
Jostens, Inc. .............................................    233       5,461
Newell Co. ................................................  1,049      46,418
Procter & Gamble Co. ......................................  8,750     766,719
Rubbermaid, Inc. ..........................................    912      30,153
Tupperware Corp. ..........................................    329       5,737
                                                                   -----------
                                                                     1,157,097
                                                                   -----------
Containers & Packaging (0.2%):
Ball Corp. ................................................    175       7,481
Bemis Co.(c)...............................................    289      10,928
Crown Cork & Seal Co., Inc. ...............................    774      26,123
Owens-Illinois, Inc.(b)....................................  1,010      32,445
Sealed Air Corp.(b)........................................    524      23,122
                                                                   -----------
                                                                       100,099
                                                                   -----------
Cosmetics (0.7%):
Alberto-Culver Co.(c)......................................    303       7,764
Avon Products, Inc. .......................................  1,636      66,463
Gillette Co. ..............................................  7,332     336,814
International Flavors & Fragrances, Inc. ..................    726      30,401
                                                                   -----------
                                                                       441,442
                                                                   -----------
Diversified Operations (1.7%):
Aeroquip-Vickers, Inc. ....................................    140       5,093
CBS Corp. .................................................  4,742     141,371
Corning, Inc. .............................................  1,509      60,549
Crane Co. .................................................    394      12,731
Eastern Enterprises........................................    133       5,395
Eaton Corp. ...............................................    490      33,473
ITT Industries, Inc. ......................................    733      26,388
Minnesota Mining & Manufacturing Co. ......................  2,557     205,359
National Service Industries, Inc. .........................    235       9,077
PPG Industries, Inc. ......................................  1,174      71,834
Raychem Corp. .............................................    489      16,657
Tenneco, Inc. .............................................  1,072      38,190
Textron, Inc. .............................................  1,026      79,707
Unilever NV, New York Shares...............................  4,141     320,150
                                                                   -----------
                                                                     1,025,974
                                                                   -----------
Electrical & Electronic (3.7%):
AMP, Inc. .................................................  1,218      58,921
Emerson Electric Co. ......................................  2,976     193,440
General Electric Co. ...................................... 21,448   1,941,050
Tandy Corp. ...............................................    651      29,336
Tektronix, Inc. ...........................................    277       7,427
Thomas & Betts Corp. ......................................    392      16,979
W.W. Grainger, Inc. .......................................    634      26,787
                                                                   -----------
                                                                     2,273,940
                                                                   -----------
Engineering (0.0%):
Fluor Corp. ...............................................    493      21,107
Foster Wheeler Corp. ......................................    241       4,127
                                                                   -----------
                                                                        25,234
                                                                   -----------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1998

Common Stocks, continued:

                          Security                                     Market
                         Description                          Shares    Value
                         -----------                          ------ -----------
Entertainment (1.8%):
Brunswick Corp. .............................................    677 $    14,894
Harrah's Entertainment, Inc.(b)..............................    645      10,038
Harris Corp. ................................................    468      17,755
King World Productions, Inc.(b)..............................    431      11,745
Meredith Corp. ..............................................    294      11,411
The Walt Disney Co. ......................................... 13,471     433,597
Time Warner, Inc. ...........................................  4,022     425,327
Viacom, Inc., Class B(b)(c)..................................  2,445     162,745
                                                                     -----------
                                                                       1,087,512
                                                                     -----------
Environmental Services (0.3%):
Waste Management, Inc. ......................................  3,657     156,794
                                                                     -----------
Financial Services (6.1%):
American Express Co..........................................  2,960     296,185
Associates First Capital Corp. ..............................  2,249     175,141
Bear Stearns Co., Inc. ......................................    723      30,366
Capital One Financial Corp. .................................    462      50,820
Citigroup, Inc. ............................................. 15,009     753,263
Countrywide Credit Industries, Inc. .........................    680      33,660
Dun & Bradstreet Corp. ......................................  1,120      33,810
Fannie Mae...................................................  6,860     499,065
Fleet Financial Group, Inc. .................................  3,792     158,079
Franklin Resources, Inc. ....................................  1,584      67,716
Freddie Mac..................................................  4,546     275,033
Golden West Financial Corp. .................................    409      38,727
Household International, Inc. ...............................  3,320     129,895
J. P. Morgan & Co., Inc. ....................................  1,106     118,204
Lehman Brothers Holding, Inc. ...............................    750      37,453
MBIA, Inc. ..................................................    629      40,728
MBNA Corp. ..................................................  4,845     109,921
Merrill Lynch & Co. .........................................  2,271     170,325
MGIC Investment Corp. .......................................    757      33,261
Morgan Stanley Dean Witter & Co. ............................  3,790     264,353
Paychex, Inc. ...............................................  1,050      52,238
Providian Financial Corp. ...................................    558      51,231
Regions Financial Corp. .....................................  1,400      54,250
Schwab (Charles) Corp. ......................................  1,696      95,612
SLM Holding Corp. ...........................................  1,037      45,628
Washington Mutual, Inc. .....................................  3,835     148,606
                                                                     -----------
                                                                       3,763,570
                                                                     -----------
Food Products & Services (2.0%):
Archer-Daniels Midland Co. ..................................  3,851      70,762
Bestfoods....................................................  1,799     104,567
Campbell Soup Co. ...........................................  2,908     166,120
ConAgra, Inc. ...............................................  3,162      99,405
General Mills, Inc. .........................................    960      72,480
H. J. Heinz Co. .............................................  2,304     134,352
Hershey Foods Corp. .........................................    877      58,978
Kellogg Co. .................................................  2,772     101,525
Pioneer Hi-Bred International, Inc. .........................  1,533      45,894
Quaker Oats Co. .............................................    880      54,010
Ralston Purina Group.........................................  2,052      71,435
Sara Lee Corp. ..............................................  3,040     177,460
Wm. Wrigley Jr. Co. .........................................    725      63,891
                                                                     -----------
                                                                       1,220,879
                                                                     -----------
Common Stocks, continued:

                          Security                                     Market
                         Description                          Shares    Value
                         -----------                          ------ -----------
Funeral Services (0.1%):
Service Corp. International.................................. 1,613  $    60,286
                                                                     -----------
Health Care (2.0%):
American Home Products Corp. ................................ 8,616      458,801
C.R. Bard, Inc. .............................................   408       18,692
Columbia/HCA Healthcare Corp. ............................... 4,292      105,691
HBO & Co. ................................................... 2,780       69,326
HCR Manor Care, Inc.(b)......................................   667       21,177
HEALTHSOUTH Corp.(b)......................................... 2,861       38,445
Humana, Inc.(b).............................................. 1,089       21,576
Tenet Healthcare Corp.(b).................................... 1,980       58,534
United Healthcare Corp. ..................................... 1,227       55,368
Warner-Lambert Co. .......................................... 5,299      400,075
                                                                     -----------
                                                                       1,247,685
                                                                     -----------
Hotels & Lodging (0.2%):
Hilton Hotels Corp. ......................................... 1,684       36,627
Marriott International, Inc., Class A........................ 1,600       47,000
Mirage Resorts, Inc.(b)...................................... 1,178       17,523
                                                                     -----------
                                                                         101,150
                                                                     -----------
Household - Major Appliances (0.1%):
Maytag Corp. ................................................   559       30,256
Whirlpool Corp. .............................................   479       26,824
                                                                     -----------
                                                                          57,080
                                                                     -----------
Instrumentation (0.3%):
EG&G, Inc. ..................................................   343        9,583
Honeywell, Inc. .............................................   818       65,388
Johnson Controls, Inc. ......................................   590       34,146
Parker Hannifin Corp. .......................................   731       25,402
Perkin-Elmer Corp. ..........................................   278       25,924
                                                                     -----------
                                                                         160,443
                                                                     -----------
Insurance (3.7%):
Aetna, Inc. .................................................   941       72,751
Allstate Corp. .............................................. 5,482      223,391
American General Corp. ...................................... 1,610      113,404
American International Group, Inc. .......................... 6,865      645,309
Aon Corp. ................................................... 1,063       61,255
Chubb Corp. ................................................. 1,061       74,336
Cigna Corp. ................................................. 1,396      108,626
Cincinnati Financial Corp. .................................. 1,082       42,266
Conseco, Inc. ............................................... 2,135       70,722
General Re Corp. ............................................   511      119,319
Hartford Financial Services Group, Inc. ..................... 1,460       80,574
Jefferson-Pilot Corp. .......................................   721       49,208
Lincoln National Corp. ......................................   651       54,481
Loews Corp. .................................................   720       72,000
March & McLennan Cos., Inc. ................................. 1,602       93,216
Progressive Corp. ...........................................   484       71,814
Provident Companies, Inc. ...................................   854       32,826
SAFECO Corp. ................................................   915       39,288
St. Paul Companies, Inc. .................................... 1,500       52,875
SunAmerica, Inc. ............................................ 1,310      103,818
Torchmark Corp. .............................................   899       34,162
Transamerica Corp. ..........................................   446       47,388
UNUM Corp. ..................................................   898       48,380
                                                                     -----------
                                                                       2,311,409
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1998

Common Stocks, continued:

                          Security                                     Market
                         Description                          Shares    Value
                         -----------                          ------ -----------
Machinery & Equipment (0.5%):
Case Corp. ..................................................   500  $    12,125
Caterpillar, Inc. ........................................... 2,489      123,049
Deere & Co. ................................................. 1,595       55,725
Dover Corp. ................................................. 1,418       50,516
Harnischfeger Industries, Inc. ..............................   351        3,510
Milacron, Inc. ..............................................   238        4,820
Nacco Industries, Inc., Class A..............................    33        2,873
Snap-On, Inc. ...............................................   424       14,416
Stanley Works................................................   513       15,679
Thermo Electron Corp.(b)..................................... 1,060       17,888
                                                                     -----------
                                                                         300,601
                                                                     -----------
Manufacturing (0.7%):
Briggs & Stratton Corp. .....................................   118        5,952
Danaher Corp. ...............................................   820       37,413
Fleetwood Enterprises, Inc. .................................   270        9,096
Illinois Tool Works, Inc. ................................... 1,587      100,873
Pall Corp. ..................................................   814       18,926
Tyco International Ltd. ..................................... 4,287      282,137
                                                                     -----------
                                                                         454,397
                                                                     -----------
Medical Equipment & Supplies (1.0%):
ALZA Corp.(b)................................................   595       31,089
Bausch & Lomb, Inc. .........................................   402       22,311
Baxter International, Inc. .................................. 1,865      118,544
Becton Dickinson & Co. ...................................... 1,604       68,170
Biomet, Inc. ................................................   742       28,382
Boston Scientific Corp.(b)................................... 1,292       63,954
Guidant Corp. ...............................................   956       82,037
Mallinckrodt, Inc. ..........................................   427       13,797
Medtronic, Inc. ............................................. 3,010      203,739
St. Jude Medical, Inc.(b)(c).................................   556       16,159
                                                                     -----------
                                                                         648,182
                                                                     -----------
Medical Services (0.0%):
Shared Medical Systems Corp. ................................   121        6,337
                                                                     -----------
Metals & Mining (0.3%):
Alcan Aluminum Ltd. ......................................... 1,474       39,245
Aluminum Co. of America...................................... 1,183       87,691
Asarco, Inc. ................................................   225        4,359
Cyprus Amax Minerals Co. ....................................   631        7,178
Freeport McMoran Copper & Gold, Inc. ........................ 1,189       15,531
Inco Ltd. ................................................... 1,062       12,279
Phelps Dodge Corp. ..........................................   415       23,525
Reynolds Metals Co. .........................................   497       27,273
                                                                     -----------
                                                                         217,081
                                                                     -----------
Office Equipment & Services (0.6%):
Deluxe Corp. ................................................   536       18,626
IKON Office Solutions, Inc. .................................   875        8,531
Moore Corp. Ltd.(c)..........................................   608        6,650
Pitney Bowes, Inc. .......................................... 1,712       95,872
Xerox Corp. ................................................. 2,126      228,545
                                                                     -----------
                                                                         358,224
                                                                     -----------
Oil & Exploration, Production & Services (0.3%):
Anadarko Petroleum Corp. ....................................   736       20,746
Apache Corp. ................................................   642       14,766

Common Stocks, continued:

                          Security                                     Market
                         Description                          Shares    Value
                         -----------                          ------ -----------
Oil & Exploration, Production & Services, continued:
Burlington Resources, Inc. .................................. 1,098       39,116
Coastal Corp. ............................................... 1,310       45,686
Kerr-McGee Corp. ............................................   273       10,784
Oryx Energy Co.(b)...........................................   703        9,710
Rowan Cos., Inc.(b)..........................................   499        4,896
Sonat, Inc. .................................................   727       21,583
Union Pacific Resources Group, Inc. ......................... 1,620       18,124
                                                                     -----------
                                                                         185,411
                                                                     -----------
Oil & Gas Equipment/Services (0.6%):
Baker Hughes, Inc. .......................................... 2,062       37,760
Halliburton Co. ............................................. 2,840       83,425
McDermott International, Inc. ...............................   349        9,358
Schlumberger Ltd. ........................................... 3,537      158,060
Williams Cos., Inc. ......................................... 2,757       79,436
                                                                     -----------
                                                                         368,039
                                                                     -----------
Oil Companies - Integrated (6.0%):
Amerada Hess Corp. ..........................................   530       29,415
Amoco Corp. ................................................. 6,287      370,540
Ashland, Inc. ...............................................   503       24,458
Atlantic Richfield Co. ...................................... 2,066      137,389
Chevron Corp. ............................................... 4,215      352,479
Enron Corp. ................................................. 2,139      112,431
Exxon Corp. .................................................16,043    1,204,228
Helmerich & Payne, Inc. .....................................   279        4,813
Mobil Corp. ................................................. 5,168      445,417
Occidental Petroleum Corp. .................................. 2,293       46,433
Pennzoil Co. ................................................   265        9,838
Phillips Petroleum Co. ...................................... 1,675       70,350
Royal Dutch Petroleum Co.-NY Shares..........................14,156      665,332
Sunoco, Inc. ................................................   573       19,418
Texaco, Inc. ................................................ 3,460      199,166
Unocal Corp. ................................................ 1,573       53,285
USX-Marathon Group........................................... 1,999       56,722
                                                                     -----------
                                                                       3,801,714
                                                                     -----------
Paper & Related (1.0%):
Boise Cascade Corp. .........................................   398       12,612
Champion International Corp. ................................   565       23,483
Fort James Corp. ............................................ 1,377       53,875
Georgia-Pacific Corp. .......................................   548       31,099
International Paper Co. ..................................... 1,976       85,833
Kimberly-Clark Corp. ........................................ 3,683      193,817
Louisiana-Pacific Corp. .....................................   694       11,798
Mead Corp. ..................................................   701       21,249
Potlatch Corp. ..............................................   143        5,407
Temple-Inland, Inc. .........................................   401       21,529
Union Camp Corp. ............................................   459       29,692
Westvaco Corp. ..............................................   691       19,434
Weyerhaeuser Co. ............................................ 1,235       61,904
Williamette Industries, Inc. ................................   702       24,526
                                                                     -----------
                                                                         596,258
                                                                     -----------
Pharmaceuticals (9.0%):
Abbott Laboratories..........................................10,046      482,208
Allergan, Inc. ..............................................   442       26,907
Amgen, Inc.(b)............................................... 1,655      124,539

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1998

Common Stocks, continued:

                          Security                                     Market
                         Description                          Shares    Value
                         -----------                          ------ -----------
Pharmaceuticals, continued:
Bristol-Myers Squibb Co. .................................... 6,516  $   798,617
Eli Lilly & Co. ............................................. 7,258      650,952
Johnson & Johnson............................................ 8,839      718,169
Merck & Co., Inc. ........................................... 7,848    1,215,458
Pfizer, Inc. ................................................ 8,566      956,179
Pharmacia & UpJohn, Inc. .................................... 3,425      178,314
Schering-Plough Corp. ....................................... 4,743      504,537
                                                                     -----------
                                                                       5,655,880
                                                                     -----------
Photography (0.3%):
Eastman Kodak Co. ........................................... 2,111      153,179
Polaroid Corp.(c)............................................   236        5,015
                                                                     -----------
                                                                         158,194
                                                                     -----------
Precious Metals (0.2%):
Barrick Gold Corp. .......................................... 2,384       47,679
Battle Mountain Gold Co. .................................... 1,492        6,994
Homestake Mining Co. ........................................ 1,349       14,502
Newmont Mining Corp.(c)...................................... 1,036       20,591
Placer Dome, Inc. ........................................... 1,578       22,980
                                                                     -----------
                                                                         112,746
                                                                     -----------
Printing & Publishing (0.7%):
American Greetings Corp. Class A.............................   481       20,352
Dow Jones & Co., Inc. .......................................   620       29,644
Gannett Co., Inc. ........................................... 1,777      114,728
Knight-Ridder, Inc. .........................................   533       27,416
McGraw-Hill Cos., Inc. ......................................   631       56,475
New York Times Co. .......................................... 1,190       36,964
R.R. Donnelley Co. ..........................................   891       37,812
Times Mirror Co. ............................................   507       29,723
Tribune Co. .................................................   803       51,492
                                                                     -----------
                                                                         404,606
                                                                     -----------
Restaurants (0.6%):
Darden Restaurants, Inc. ....................................   903       14,279
McDonald's Corp. ............................................ 4,425      310,026
Tricon Global Restaurants, Inc.(b)...........................   954       43,467
Wendy's International, Inc. .................................   853       17,060
                                                                     -----------
                                                                         384,832
                                                                     -----------
Retail Stores (5.7%):
Albertson's, Inc. ........................................... 1,575       89,873
American Stores Co. ......................................... 1,740       58,399
AutoZone, Inc.(b)............................................   964       29,041
Circuit City Stores, Inc. ...................................   625       22,617
Consolidated Stores Corp.(b).................................   683       14,685
CVS Corp. ................................................... 2,464      121,660
Dayton Hudson Corp. ......................................... 2,822      126,990
Dillards, Inc., Class A......................................   739       25,403
Dollar General Corp. ........................................ 1,191       28,361
Federated Department Stores, Inc.(b)......................... 1,349       56,236
Fred Meyer, Inc. (b)......................................... 1,000       50,875
Great Atlantic & Pacific Tea Co. ............................   231        6,309
Harcourt General, Inc. ......................................   415       21,476
Home Depot, Inc. ............................................ 9,560      475,609
J.C. Penney, Inc.(c)......................................... 1,584       87,120
KMart Corp.(b)............................................... 3,328       50,752

Common Stocks, continued:

Retail Stores, continued:
Kohl's Corp.(b).............................................. 1,058       52,040
Kroger Co.(b)................................................ 1,630       86,492
Limited, Inc. ............................................... 1,432       41,439
Longs Drug Stores, Inc. .....................................   234        8,336
Lowe's Cos. ................................................. 2,264       95,654
May Department Stores Co. ................................... 1,500       90,469
Nordstrom, Inc. .............................................   906       33,749
Pep Boys--Manny, Moe, & Jack.................................   447        6,314
Rite-Aid Corp. .............................................. 1,627       75,452
Safeway, Inc. (b)............................................ 3,281      173,278
Sears, Roebuck & Co. ........................................ 2,674      126,848
Staples, Inc.(b)............................................. 1,815       63,412
TJX Cos., Inc. .............................................. 2,018       51,711
Toys 'R' Us, Inc.(b)......................................... 1,786       35,274
Venator Group, Inc.(b).......................................   872        6,867
Wal-Mart Stores, Inc. .......................................14,643    1,102,800
Walgreen Co. ................................................ 3,360      180,390
Winn-Dixie Stores, Inc.(c)...................................   938       37,813
                                                                     -----------
                                                                       3,533,744
                                                                     -----------
Semiconductors (2.7%):
Advanced Micro Devices, Inc.(b)..............................    908      25,140
Applied Materials, Inc.(b)...................................  2,353      91,179
Intel Corp. ................................................. 10,952   1,178,709
KLA-Tencor Corp.(b)..........................................    544      18,530
LSI Logic Corp.(b)...........................................    899      13,935
Micron Technology, Inc.(b)(c)................................  1,356      56,020
National Semiconductor Corp.(b)..............................  1,095      15,741
Rockwell International Corp. ................................  1,194      58,431
Texas Instruments, Inc. .....................................  2,481     189,486
                                                                     -----------
                                                                       1,647,171
                                                                     -----------
Steel (0.1%):
Allegheny Teledyne, Inc. ....................................  1,212      24,921
Bethlehem Steel Corp.(b).....................................    806       6,650
Nucor Corp. .................................................    508      21,336
USX-U.S. Steel Group.........................................    596      14,565
Worthington Industries, Inc. ................................    619       7,544
                                                                     -----------
                                                                          75,016
                                                                     -----------
Technology (0.4%):
Autodesk, Inc. ..............................................    345      12,549
Motorola, Inc. ..............................................  4,021     249,302
                                                                     -----------
                                                                         261,851
                                                                     -----------
Telecommunications (4.3%):
AirTouch Communication, Inc.(b)..............................  3,848     220,058
Andrew Corp.(b)(c)...........................................    571       9,136
Ascend Communications, Inc.(b)(c)............................  1,400      78,663
Clear Channel Communications, Inc.(b)........................  1,630      76,203
Comcast Corp. ...............................................  2,333     113,442
Frontier Corp. ..............................................  1,094      32,957
General Instrument Corp.(b)..................................    934      26,269
Lucent Technologies, Inc. ...................................  8,612     741,169
MCI Worldcom, Inc.(b)........................................ 11,642     686,877
MediaOne Group, Inc.(b)......................................  4,051     164,066
Nextel Communications, Inc. Class A(b).......................  1,850      39,775
Northern Telecom Ltd. .......................................  4,208     196,461

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1998

Common Stocks, continued:

                          Security                                    Market
                        Description                          Shares    Value
                        -----------                          ------ -----------
Telecommunications, continued:
Scientific-Atlanta, Inc. ...................................    516 $     9,998
Sprint Corp. (PCS Group)(b).................................  2,779      44,464
Tele-Communications -- TCI Class A(b).......................  3,528     149,058
Tellabs, Inc.(b)............................................  1,282      69,308
                                                                    -----------
                                                                      2,657,904
                                                                    -----------
Textile Products (0.0%):
Springs Industries, Inc. ...................................    132       5,140
                                                                    -----------
Tire & Rubber (0.1%):
B. F. Goodrich Co. .........................................    519      19,690
Cooper Tire & Rubber Co. ...................................    461       9,018
Goodyear Tire & Rubber Co. .................................    985      55,899
                                                                    -----------
                                                                         84,607
                                                                    -----------
Tobacco (1.6%):
Philip Morris Companies, Inc. .............................. 15,953     892,371
RJR Nabisco Holdings Corp. .................................  2,103      60,593
UST, Inc. ..................................................  1,235      42,916
                                                                    -----------
                                                                        995,880
                                                                    -----------
Toys (0.2%):
Hasbro, Inc. ...............................................    853      29,908
Mattel, Inc. ...............................................  1,830      63,250
                                                                    -----------
                                                                         93,158
                                                                    -----------
Transportation & Shipping (0.7%):
Burlington Northern Santa Fe................................  3,050     103,700
CSX Corp. ..................................................  1,436      59,863
FDX Corp.(b)................................................    944      61,242
Laidlaw, Inc. ..............................................  2,132      21,187
Norfolk Southern Corp. .....................................  2,458      74,662
Timken Co. .................................................    431       8,297
Union Pacific Corp. ........................................  1,575      76,584
                                                                    -----------
                                                                        405,535
                                                                    -----------
Trucking & Leasing (0.0%):
Ryder Systems, Inc. ........................................    510      14,567
                                                                    -----------
Utilities - Gas & Electric (2.7%):
AES Corp.(b)................................................  1,090      49,868
Ameren Corp.(c).............................................    842      34,680
American Electric Power, Inc. ..............................  1,265      58,664
Baltimore Gas & Electric Co. ...............................    903      27,711
Carolina Power & Light Co. .................................    918      42,572
Central & South West Corp. .................................  1,361      37,428
CINergy Corp. ..............................................    994      34,355
Columbia Energy Group.......................................    550      31,213
Consolidated Edison, Inc. ..................................  1,510      76,727
Consolidated Natural Gas Co. ...............................    612      33,239
Dominion Resources, Inc. ...................................  1,286      59,397
DTE Energy Co. .............................................    918      40,048
Duke Power Co. .............................................  2,292     143,392
Edison International........................................  2,319      63,773
Entergy Corp. ..............................................  1,568      45,962
FirstEnergy Corp. ..........................................  1,500      46,406
FPL Group, Inc. ............................................  1,122      68,723
GPU, Inc. ..................................................    817      35,795
Houston Industries, Inc. ...................................  1,852      58,570


Common Stocks, continued:

                          Security                                    Market
                        Description                          Shares    Value
                        -----------                          ------ -----------
Utilities - Gas & Electric, continued:
New Century Energies, Inc. .................................    714      34,317
Niagara Mohawk Power Corp.(b)...............................  1,215      18,681
NICOR, Inc. ................................................    353      14,848
Northern States Power Co. ..................................    964      26,269
Oneok, Inc. ................................................    187       6,510
PacifiCorp..................................................  2,053      38,494
Peco Energy Co. ............................................  1,459      58,542
People's Energy Corp. ......................................    218       8,216
PG & E Corp. ...............................................  2,609      80,716
PP & L Resources, Inc. .....................................  1,038      28,350
Public Service Enterprise Group, Inc. ......................  1,499      58,461
Sempra Energy...............................................  1,522      38,145
Southern Co. ...............................................  4,626     136,466
Texas Utilities Co. ........................................  1,780      79,321
Unicom Corp. ...............................................  1,381      52,046
                                                                    -----------
                                                                      1,667,905
                                                                    -----------
Utilities - Telephone (6.0%):
Alltel Corp. ...............................................  1,740      92,220
Ameritech Corp. ............................................  7,188     389,051
AT&T Corp. ................................................. 11,892     741,019
Bell Atlantic Corp. ........................................ 10,136     563,815
BellSouth Corp. ............................................  6,498     566,951
GTE Corp. ..................................................  6,328     392,336
SBC Communications, Inc. ................................... 12,865     616,715
Sprint Corp. ...............................................  2,758     200,645
US West, Inc. ..............................................  3,352     208,662
                                                                    -----------
                                                                      3,771,414
                                                                    -----------
Wholesale Distribution (0.4%):
Cardinal Health, Inc. ......................................  1,237      84,889
Costo Companies, Inc.(b)....................................  1,407      88,290
SUPERVALU, Inc. ............................................    746      19,256
Sysco Corp. ................................................  2,192      59,047
                                                                    -----------
                                                                        251,482
                                                                    -----------
TOTAL COMMON STOCKS                                                  61,174,528
                                                                    -----------

Investment Companies (0.7%):

S&P 500 Depositary Receipt..................................  3,500     407,642
                                                                    -----------
TOTAL INVESTMENT COMPANIES                                              407,642
                                                                    -----------

Short-Term Securities Held as Collateral (1.3%):

Repurchase agreements (1.3%)
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $265,586, collateralized
 by $330,056 various U.S. Government Agency securities,
 0.00%-8.50%, 12/3/98-9/11/28, market value $270,802)..... $265,544     265,544
Nationsbanc Montgomery Securities, Inc., 5.68%, 12/1/98
 (Purchased on 11/30/98, proceeds at maturity $30,180,
 collateralized by $33,852 various U.S. Government Agency
 mortgages, 0.00%-10.50%, 5/1/00-12/1/28, market value
 $30,779).................................................   30,176      30,176

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Equity Index Portfolio                                         November 30, 1998

Short-Term Securities Held as Collateral, continued:

                       Security                                     Market
                      Description                         Shares     Value
                      -----------                        -------- -----------
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $132,792,
 collateralized by $674,600 various U.S. Government
 Agency mortgages, 0.00%-8.00%, 10/25/99-8/1/28, market
 value $135,428).......................................  $132,772 $   132,772
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $89,349, collateralized
 by $104,773 various U.S. Treasury Notes, 3.63%-8.75%,
 10/31/99-11/15/28, market value $91,123)..............    89,336      89,336
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $265,583,
 collateralized by $317,747 various U.S. Treasury
 Notes, 0.00%-8.88%, 12/10/98-4/15/28, market value
 $270,855).............................................   265,544     265,544
                                                                  -----------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                        783,372
                                                                  -----------
TOTAL INVESTMENTS
 (Cost $51,394,684)(a) (103.1%).................................   64,022,542
Liabilities in excess of other assets (-3.1%)...................   (1,932,824)
                                                                  -----------
TOTAL NET ASSETS (100.0%).......................................  $62,089,718
                                                                  ===========

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $7,464. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $14,585,289
      Unrealized depreciation......................................  (1,964,895)
                                                                    -----------
      Net unrealized appreciation.................................. $12,620,394
                                                                    ===========

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of November 30, 1998.
                       See notes to financial statements

THE ARCH FUND, INC.
Equity Index Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1998

Assets:
Investments, at value (cost $50,611,312)...............            $63,239,170
Repurchase agreements, at value
 (cost $783,372).......................................                783,372
                                                                   -----------
 Total investments.....................................             64,022,542
Cash...................................................                    223
Interest and dividends receivable......................                 86,036
Receivable for capital shares issued...................                 20,000
Receivable for investments sold........................                 14,381
Deferred organization costs............................                 20,523
                                                                   -----------
 Total Assets..........................................             64,163,705
Liabilities:
Dividends payable...................................... $   48,925
Payable for investments purchased......................  1,202,408
Payable for capital shares redeemed....................      1,134
Payable for return of collateral received..............    783,372
Accrued expenses and other payables:
 Investment advisory fees..............................     14,714
 Administration fees...................................      1,212
 Distribution and administrative services fees.........      2,884
 Custodian fees........................................      4,532
 Other liabilities.....................................     14,806
                                                        ----------
 Total Liabilities.....................................              2,073,987
                                                                   -----------
Net Assets:
Capital................................................             48,675,257
Undistributed net investment income....................                  6,589
Accumulated net realized gains from investment
 transactions..........................................                780,014
Net unrealized appreciation from investments...........             12,627,858
                                                                   -----------
Net Assets.............................................            $62,089,718
                                                                   ===========
Investor A Shares
 Net Assets............................................            $   914,155
 Shares................................................                 62,864
 Redemption price per share............................                 $14.54
                                                                        ======
Maximum Sales Charge -- Investor A Shares..............                   2.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share......................................                 $14.91
                                                                        ======
Trust Shares
 Net Assets............................................            $50,232,024
 Shares................................................              3,453,037
 Offering and redemption price per share...............                 $14.55
                                                                        ======
Institutional Shares
 Net Assets............................................            $10,943,539
 Shares................................................                752,593
 Offering and redemption price per share...............                 $14.54
                                                                        ======

 Statement of Operations

                                            For the year ended November 30, 1998
 Investment Income:
 Interest income..........................................          $   27,170
 Dividend income..........................................             699,436
 Income from securities lending...........................               3,375
 Foreign tax withholding..................................              (5,572)
                                                                    ----------
  Total Income............................................             724,409
 Expenses:
 Investment advisory fees................................. $139,902
 Administration fees......................................   93,268
 Distribution and services fees, Investor A Shares........    1,613
 Administrative services fees, Trust Shares...............  119,561
 Administrative services fees, Institutional Shares.......   18,728
 Accounting fees..........................................   25,850
 Custodian fees...........................................   13,997
 Directors' fees and expenses.............................      654
 Transfer agent fees......................................   10,389
 Legal fees...............................................   25,288
 Other fees...............................................   32,470
                                                           --------
  Total expenses before voluntary fee reductions..........             481,720
  Expenses voluntarily reduced............................            (205,666)
                                                                    ----------
  Net Expenses............................................             276,054
                                                                    ----------
 Net investment income....................................             448,355
                                                                    ----------
 Realized/Unrealized Gains from Investments:
 Net realized gains from investment transactions..........             780,875
 Net change in unrealized appreciation from investments...           7,781,805
                                                                    ----------
 Net realized/unrealized gains from investments...........           8,562,680
                                                                    ----------
 Change in net assets resulting from operations...........          $9,011,035
                                                                    ==========

                       See notes to financial statements

THE ARCH FUND, INC.
Equity Index Portfolio

 Statements of Changes in Net Assets

                                                         For the       For the
                                                        year ended   period ended
                                                       November 30,  November 30,
                                                           1998        1997(a)
                                                       ------------  ------------
From Investment Activities:
Operations:
 Net investment income...............................  $   448,355   $   252,124
 Net realized gains from investment transactions.....      780,875        56,897
 Net change in unrealized appreciation from
  investments........................................    7,781,805     4,846,053
                                                       -----------   -----------
Change in net assets resulting from operations.......    9,011,035     5,155,074
                                                       -----------   -----------
Distributions to Investor A Shareholders:
 From net investment income..........................       (4,251)         (378)
 In excess of net investment income..................           --           (81)
 From net realized gains from investment
  transactions.......................................         (374)           --

Distributions to Trust Shareholders:
 From net investment income..........................     (406,100)     (243,890)
 From net realized gains from investment
  transactions.......................................      (57,368)           --

Distributions to Institutional Shareholders:
 From net investment income..........................      (43,165)          (31)
 From net realized gains from investment
  transactions.......................................          (14)           --
                                                       -----------   -----------
Change in net assets from shareholder distributions..     (511,272)     (244,380)
                                                       -----------   -----------
Change in net assets from capital transactions.......   21,589,407    27,089,854
                                                       -----------   -----------
Change in net assets.................................   30,089,170    32,000,548
Net Assets:
 Beginning of period.................................   32,000,548            --
                                                       -----------   -----------
 End of period.......................................  $62,089,718   $32,000,548
                                                       ===========   ===========

(a) Period commenced May 1, 1997.


                       See notes to financial statements

THE ARCH FUND, INC.
Equity Index Portfolio

 Statement of Cash Flows

                                                                     For the
                                                                   year ended
                                                                  November 30,
                                                                      1998
                                                                  -------------
Cash Flows from Operating Activities:
 Net investment income..........................................  $     448,355
 Adjustments to reconcile net investment income to net cash used in operating activities:
 Cost of investment securities..................................   (150,509,732)
 Proceeds from disposition of investment securities.............    129,021,382
 Cost of investments purchased with cash collateral from
  securities lending............................................       (783,372)
 Increase in dividends and interest receivable..................        (28,303)
 Increase in payable for return of collateral received from
  securities lending............................................        783,372
 Increase in accrued expenses...................................         22,174
 Amortization expense on organizational costs...................          2,920
 Decrease in prepaid expenses...................................            511
 Net amortization/accretion from investments....................        (27,170)
                                                                  -------------
 Net cash used in operating activities..........................    (21,069,863)
                                                                  -------------
Cash Flows from Financing Activities:
 Proceeds from shares issued....................................     24,976,722
 Cost of shares redeemed........................................     (3,876,197)
 Cash distributions paid........................................        (31,276)
                                                                  -------------
 Net cash provided by financing activities......................     21,069,249
                                                                  -------------
Decrease in cash................................................           (614)
Cash:
 Beginning balance..............................................            837
                                                                  -------------
 Ending balance.................................................  $         223
                                                                  =============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $469,796.


                       See notes to financial statements

THE ARCH FUND, INC.
Equity Index Portfolio

 Financial Highlights, Investor A Shares

                                                    For the
                                                   year ended  May 1, 1997 to
                                                  November 30,  November 30,
                                                      1998        1997 (a)
                                                  ------------ --------------
Net Asset Value, Beginning of Period.............    $11.93        $10.00
                                                     ------        ------
Investment Activities
 Net investment income...........................      0.09          0.07
 Net realized and unrealized gains from
  investments....................................      2.64          1.94
                                                     ------        ------
 Total from Investment Activities................      2.73          2.01
                                                     ------        ------
Distributions
 Net investment income...........................     (0.10)        (0.07)
 In excess of net investment income..............        --         (0.01)
 Net realized gains..............................     (0.02)           --
                                                     ------        ------
 Total Distributions.............................     (0.12)        (0.08)
                                                     ------        ------
Net Asset Value, End of Period...................    $14.54        $11.93
                                                     ======        ======
Total Return (excludes sales charge).............     23.01 %       20.14 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................    $  914        $  206
Ratio of expenses to average net assets..........      0.86 %        0.78 %(c)
Ratio of net investment income to average net
 assets..........................................      0.70 %        1.02 %(c)
Ratio of expenses to average net assets*.........      1.03 %        1.21 %(c)
Portfolio turnover**.............................     14.83 %        1.66 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Trust Shares

                                                    For the
                                                   year ended  May 1, 1997 to
                                                  November 30,  November 30,
                                                      1998        1997 (a)
                                                  ------------ --------------
Net Asset Value, Beginning of Period.............   $ 11.94       $ 10.00
                                                    -------       -------
Investment Activities
 Net investment income...........................      0.13          0.10
 Net realized and unrealized gains from
  investments....................................      2.64          1.94
                                                    -------       -------
 Total from Investment Activities................      2.77          2.04
                                                    -------       -------
Distributions
 Net investment income...........................     (0.14)        (0.10)
 Net realized gains..............................     (0.02)           --
                                                    -------       -------
 Total Distributions.............................     (0.16)        (0.10)
                                                    -------       -------
Net Asset Value, End of Period...................   $ 14.55       $ 11.94
                                                    =======       =======
Total Return.....................................     23.34 %       20.40 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................   $50,232       $31,787
Ratio of expenses to average net assets..........      0.54 %        0.39 %(c)
Ratio of net investment income to average net
 assets..........................................      1.02 %        1.48 %(c)
Ratio of expenses to average net assets*.........      1.03 %        1.12 %(c)
Portfolio turnover**.............................     14.83 %        1.66 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

THE ARCH FUND, INC.
Equity Index Portfolio

 Financial Highlights, Institutional Shares

                                                    For the
                                                   year ended  May 1, 1997 to
                                                  November 30,  November 30,
                                                      1998        1997 (a)
                                                  ------------ --------------
Net Asset Value, Beginning of Period.............   $ 11.94        $10.00
                                                    -------        ------
Investment Activities
 Net investment income...........................      0.10          0.10
 Net realized and unrealized gains from
  investments....................................      2.63          1.94
                                                    -------        ------
 Total from Investment Activities................      2.73          2.04
                                                    -------        ------
Distributions
 Net investment income...........................     (0.11)        (0.10)
 Net realized gains..............................     (0.02)           --
                                                    -------        ------
 Total Distributions.............................     (0.13)        (0.10)
                                                    -------        ------
Net Asset Value, End of Period...................   $ 14.54        $11.94
                                                    =======        ======
Total Return.....................................     23.01 %       20.40 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)................   $10,944        $    8
Ratio of expenses to average net assets..........      0.91 %        0.46 %(c)
Ratio of net investment income to average net
 assets..........................................      0.63 %        1.30 %(c)
Ratio of expenses to average net assets*.........      1.03 %        1.19 %(c)
Portfolio turnover**.............................     14.83 %        1.66 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                       The ARCH Growth Equity Portfolio+

  Q. What was the overall environment in the stock market during the 12 months through November 30, 1998?

  A. The market showed remarkable resilience this year. After posting strong returns during the first half of the period, stocks declined sharply in July and August as continued economic and financial problems in Asia and elsewhere fueled fears of a potential global liquidity crisis. Stocks rebounded late in the period, thanks to a series of three interest rate cuts by the Federal Reserve Board.

  Large-cap stocks continued to outperform small-cap stocks. One reason:
Investors who were worried about a potential economic slowdown shifted assets into shares of large growth companies.

  Q. How did you manage the Portfolio in that environment?

  A. The market slump, which included some indiscriminate selling in August, allowed us to purchase high-quality stocks at attractive prices. Throughout the period, we focused on large companies in four broad sectors: technology, health care, financial services and consumer goods. These sectors offered predictable and stable earnings growth in an otherwise uncertain environment.

  The demand for increased office productivity and personal computers drove the technology sector. Technology stocks that especially benefited the Portfolio included Microsoft (3.6% of the Portfolio's net assets, up 72% for the year), Intel (2.7%, up 39%) and Ascend Communications (2.4%). The aging population supported earnings growth for drug manufacturers such as Schering-Plough (4.1%, up 70%) and Merck (4.1%, up 63%). We also held shares of consumer goods companies that we think can deliver consistent earnings growth; they include WalMart (3.1%, up 89%) and Home Depot (2.3%, up 78%).*

  Q. What changes did you make to the Fund's portfolio during the period?

  A. We increased our exposure to the technology sector from 17% at the beginning of the period to 21% at the end of the period. In the beginning of the period, the Asian crisis hurt the sector by causing pricing pressures, inventory concerns and declining demand. Depressed technology stock prices presented an opportunity to add new positions to our portfolio and to add to core holdings in the sector.

  We held 3.8% of the Portfolio's assets in the energy sector at the beginning of the period. During the period, a sharper than expected drop in oil prices led us to sell off the Portfolio's entire stake in energy stocks. We will look for opportunities to get back into the energy sector once pricing conditions improve.

  Q. What's your outlook for the market and the Portfolio?

  A. It seems likely that many companies may continue to post relatively sluggish earnings. This could fuel further demand for shares of large companies that can deliver consistent profit growth. Currently, we believe the Portfolio is well positioned for such an environment, so we do not expect to make major changes.
-----
* Portfolio composition is subject to change.

                       The ARCH Growth Equity Portfolio+

              [ARCH GROWTH EQUITY PORTFOLIO+ CHART APPEARS HERE]

Value of a $10,000 Investment

            Investor A      Investor A     Investor B    Investor B      S&P 500
             (No Load)       (Load)*       (No CDSC)      (CDSC)*      Stock Index
             ---------       -------       ---------      -------      -----------
-
1/4/93        10,000          9,551         10,000         10,000        10,000
Nov-93         9,870          9,427          9,870          9,378        10,787
Nov-94         9,643          9,287          9,725          9,342        10,903
Nov-95        14,179         13,655         14,296         13,996        14,926
Nov-96        17,086         16,455         17,225         16,925        19,084
Nov-97        20,440         19,685         20,621         20,421        24,531
May-98        23,226         22,183         23,174         23,074        28,227
Nov-98        25,254         24,120         25,113         25,013        28,874

*  Reflects 4.50% sales charge.
** Reflects applicable contingent
   deferred sales charge. (Maximum 5.00%)
                           Average Annual Total Return
                                 as of 11/30/98
                                                            Since
                                                          Inception
                                  1 Year      5 Year      (1/4/93)+
                                  ------      ------      ---------
  Investor A (No Load)            22.53%      20.67%       16.99%
  Investor A*                     16.99%      19.57%       16.08%
  Investor B (No CDSC)            21.78%      20.54%       16.88%
  Investor B (CDSC)**             16.78%      20.44%       16.80%

              [ARCH GROWTH EQUITY PORTFOLIO+ CHART APPEARS HERE]

Value of a $10,000 Investment

               Trust     Institutional    S&P 500
               -----     -------------    -------
1/4/93        10,000        10,000        10,000
Nov-93         9,870         9,870        10,787
Nov-94         9,724         9,725        10,903
Nov-95        14,297        14,296        14,926
Nov-96        17,228        17,226        19,084
Nov-97        20,610        20,610        24,531
May-98        23,233        23,221        28,227
Nov-98        25,338        25,263        28,874
                           Average Annual Total Return
                                 as of 11/30/98
                                                     Since
                                                   Inception
                          1 Year       5 Year       (1/4/93)
                          ------       ------       --------
  Trust                   22.94%       20.75%        17.05%
  Institutional           22.58%       20.68%        17.00%


  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Growth Equity Portfolio is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

+ The portfolio commenced operations as a portfolio of Arrow Equity Portfolio
  ("the Predecessor Portfolio "). On November 24, 1997, the Predecessor Portfolio was reorganized as a new portfolio of the ARCH Fund, Inc. Performance figures for periods prior to November 24, 1997 represent the performance for the Predecessor Portfolio.

  Institutional shares were initially offered on November 24, 1997, with the first initial public investment on December 2, 1997. The performance figures for Institutional shares for periods prior to the initial offering date represent the performance for the Arrow Equity Portfolio. The performance figures for the period between initial offering and initial public investment dates represent the performance for the Trust Shares of the Portfolio.

  Trust shares were initially offered on November 24, 1997. The performance figures for Trust shares for periods prior to such date represent the performance of the Arrow Equity Portfolio.

  Investor B shares were initially offered on November 24, 1997, with the first initial public investment on February 23, 1998. The performance figures for Investor B shares for periods prior to the initial offering date represent the performance for the Arrow Equity Fund, which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B shares who redeem within six years of the date of purchase. The performance figures for the period between initial offering and initial public investment dates represent the performance for the Trust Shares of the portfolio. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Growth Equity Portfolio                                        November 30, 1998

Commercial Paper (3.5%):

                                                         Shares
                                                           or
                       Security                        Principal    Market
                     Description                         Amount      Value
                     -----------                       ---------- -----------
Finance (3.5%):
American General Finance, 5.37%, 12/1/98.............. $3,296,000 $ 3,296,000
                                                                  -----------
TOTAL COMMERCIAL PAPER                                              3,296,000
                                                                  -----------

Common Stocks (93.2%):

Banking (3.9%):
BankAmerica Corp. ....................................     30,553   1,991,661
Wells Fargo & Co. ....................................     45,000   1,620,000
                                                                  -----------
                                                                    3,611,661
                                                                  -----------
Beverages (2.9%):
Coca-Cola Co. ........................................     20,000   1,401,250
PepsiCo, Inc. ........................................     33,500   1,296,031
                                                                  -----------
                                                                    2,697,281
                                                                  -----------
Chemicals (0.8%):
Avery Dennison Corp. .................................     16,000     767,000
                                                                  -----------
Commercial Services (1.0%):
H & R Block, Inc. ....................................     20,000     898,750
                                                                  -----------
Computer Software (5.7%):
Microsoft Corp.(b)....................................     28,000   3,416,000
Network Associates, Inc.(b)(c)........................     37,500   1,907,813
                                                                  -----------
                                                                    5,323,813
                                                                  -----------
Computers (4.2%):
Compaq Computer Corp. ................................     53,000   1,722,500
EMC Corp.(b)..........................................     15,000   1,087,500
Hewlett-Packard Co. ..................................     17,200   1,079,300
                                                                  -----------
                                                                    3,889,300
                                                                  -----------
Cosmetics (2.4%):
Estee Lauder Cos., Class A(c).........................     30,000   2,251,875
                                                                  -----------
Electrical & Electronic (3.7%):
General Electric Co. .................................     38,600   3,493,300
                                                                  -----------
Financial Services (12.3%):
Citigroup, Inc. ......................................     41,508   2,083,182
Fannie Mae............................................     26,000   1,891,500
Freddie Mac...........................................     46,500   2,813,249
Heller Financial, Inc. ...............................     35,000     916,563
Household International, Inc. ........................     45,300   1,772,363
MBNA Corp. ...........................................     91,050   2,065,697
                                                                  -----------
                                                                   11,542,554
                                                                  -----------
Food Products & Services (0.7%):
Kellogg Co. ..........................................     12,000     439,500
Sara Lee Corp. .......................................      4,000     233,500
                                                                  -----------
                                                                      673,000
                                                                  -----------
Insurance (2.1%):
American International Group, Inc. ...................     20,812   1,956,328
                                                                  -----------
Leisure & Recreation/Gaming (1.0%):
Carnival Corp. .......................................     26,000     897,000
                                                                  -----------

Common Stock, continued:

                                                         Shares
                                                           or
                       Security                        Principal    Market
                     Description                         Amount      Value
                     -----------                       ---------- -----------
Manufacturing (2.3%):
Illinois Tool Works, Inc. .............................     34,200 $ 2,173,838
                                                                   -----------
Medical Equipment & Supplies (3.1%):
Medtronic, Inc. .......................................     43,000   2,910,563
                                                                   -----------
Pharmaceuticals (20.6%):
Abbott Laboratories....................................     62,000   2,976,000
Amgen, Inc.(b).........................................     19,600   1,474,900
Bristol-Myers Squibb Co. ..............................     15,000   1,838,438
Eli Lilly & Co. .......................................     18,000   1,614,375
Johnson & Johnson......................................     12,000     975,000
Merck & Co., Inc. .....................................     25,000   3,871,874
Pfizer, Inc. ..........................................     25,000   2,790,625
Schering-Plough Corp. .................................     36,000   3,829,500
                                                                   -----------
                                                                    19,370,712
                                                                   -----------
Printing & Publishing (1.2%):
Tribune Co. ...........................................     18,000   1,154,250
                                                                   -----------
Retail Stores (9.9%):
Bed, Bath & Beyond, Inc.(b)............................     40,000   1,247,500
Dollar General Corp.(c)................................     25,390     604,599
Fred Meyer, Inc.(b)....................................     16,000     814,000
Home Depot, Inc. ......................................     43,000   2,139,249
Office Depot, Inc.(b)..................................     17,000     552,500
Safeway, Inc.(b).......................................     19,000   1,003,438
Wal-Mart Stores, Inc. .................................     38,200   2,876,937
                                                                   -----------
                                                                     9,238,223
                                                                   -----------
Semiconductors (7.4%):
Applied Materials, Inc.(b).............................     56,000   2,170,000
Intel Corp. ...........................................     23,500   2,529,187
KLA-Tencor Corp.(b)....................................     65,000   2,214,063
                                                                   -----------
                                                                     6,913,250
                                                                   -----------
Telecommunications (2.4%):
Ascend Communications, Inc.(b)(c)......................     40,000   2,247,500
                                                                   -----------
Tobacco (3.8%):
Philip Morris Companies, Inc. .........................     63,000   3,524,063
                                                                   -----------
Wholesale Distribution (1.8%):
Sysco Corp. ...........................................     64,000   1,724,000
                                                                   -----------
TOTAL COMMON STOCKS                                                 87,258,261
                                                                   -----------

Short-Term Securities Held as Collateral (4.4%):

Repurchase agreements (4.4%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $1,383,736,
 collateralized by $1,719,633 various U.S. Government
 Agency securities, 0.00%-8.50%, 12/3/98-9/11/28,
 market value $1,410,914).............................. $1,383,519   1,383,519

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Growth Equity Portfolio                                        November 30, 1998

Short-Term Securities Held as Collateral, continued:

                                                           Shares
                                                             or
                        Security                          Principal   Market
                      Description                          Amount      Value
                      -----------                         --------- -----------
Nationsbanc Montgomery Securities, Inc., 5.68%, 12/1/98
 (Purchased on 11/30/98, proceeds at maturity $157,244,
 collateralized by $176,371 various U.S. Government
 Agency mortgages, 0.00%-10.50%, 5/1/00-12/1/28, market
 value $160,363)........................................  $ 157,220 $   157,220
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $691,865, collateralized
 by $3,514,754 various U.S. Government Agency mortgages,
 0.00%-8.00%, 10/25/99-8/1/28, market value $705,595)...    691,760     691,760
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $465,520, collateralized
 by $545,882 various U.S. Treasury Notes, 3.63%-8.75%,
 10/31/99-11/15/28, market value $474,760)..............    465,451     465,451
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $1,383,724,
 collateralized by $1,655,503 various U.S. Treasury
 Notes, 0.00%-8.88%, 12/10/98-4/15/28, market value
 $1,411,190)............................................  1,383,520   1,383,520
                                                                    -----------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                        4,081,470
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $50,558,810)(a) (101.1%)...................................   94,635,731
Liabilities in excess of other assets (-1.1%).....................   (1,001,101)
                                                                    -----------
TOTAL NET ASSETS (100.0%).........................................  $93,634,630
                                                                    ===========

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation... $44,110,810
      Unrealized depreciation...     (33,889)
                                 -----------
      Net unrealized apprecia-
       tion..................... $44,076,921
                                 ===========

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of November 30, 1998.
                       See notes to financial statements

THE ARCH FUND, INC.
Growth Equity Portfolio

 Statement of Assets and Liabilities

                                                               November 30, 1998

Assets:
Investments, at value (cost $46,477,340)...............            $90,554,261
Repurchase agreements, at value (cost $4,081,470)......              4,081,470
                                                                   -----------
 Total Investments.....................................             94,635,731
Cash...................................................                    652
Interest and dividends receivable......................                 41,424
Receivable for capital shares issued ..................                 17,822
Receivable for investments sold........................              3,094,678
Prepaid expenses and other assets......................                  1,425
                                                                   -----------
 Total Assets..........................................             97,791,732
Liabilities:
Payable for capital shares redeemed.................... $      452
Payable for return of collateral received..............  4,081,470
Accrued expenses and other payables:
 Investment advisory fees..............................     57,562
 Administration fees...................................      1,857
 Distribution and administrative services fees.........      3,204
 Custodian fees........................................      6,610
 Other liabilities.....................................      5,947
                                                        ----------
 Total Liabilities.....................................              4,157,102
                                                                   -----------
Net Assets:
Capital................................................             40,172,364
Accumulated net realized gains from investment
 transactions..........................................              9,385,345
Net unrealized appreciation from investments...........             44,076,921
                                                                   -----------
Net Assets.............................................            $93,634,630
                                                                   ===========
Investor A Shares
 Net Assets............................................            $ 4,831,601
 Shares................................................                242,503
 Redemption price per share............................                 $19.92
                                                                        ======
Maximum Sales Charge -- Investor A Shares..............                   4.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share......................................                 $20.86
                                                                        ======
Investor B Shares
 Net Assets............................................            $   252,228
 Shares................................................                 12,734
 Offering price per share*.............................                 $19.81
                                                                        ======
Trust Shares
 Net Assets............................................            $80,830,391
 Shares................................................              4,045,542
 Offering and redemption price per share...............                 $19.98
                                                                        ======
Institutional Shares
 Net Assets............................................            $ 7,720,410
 Shares................................................                387,665
 Offering and redemption price per share...............                 $19.92
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held. Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income..........................................          $   178,743
Dividend income..........................................              832,119
Income from securities lending...........................                7,515
                                                                   -----------
 Total Income............................................            1,018,377
Expenses:
Investment advisory fees................................. $702,080
Administration fees......................................  187,222
Distribution and services fees, Investor A Shares........   11,503
Distribution and services fees, Investor B Shares........      874
Administrative services fees, Trust Shares...............  251,109
Administrative services fees, Institutional Shares.......   17,958
Accounting fees..........................................    3,617
Custodian fees...........................................   29,330
Directors' fees and expenses.............................    1,683
Transfer agent fees......................................   21,717
Other fees...............................................  123,340
                                                          --------
 Total expenses before voluntary fee reductions..........            1,350,433
 Expenses voluntarily reduced............................             (344,718)
                                                                   -----------
 Net expenses............................................            1,005,715
                                                                   -----------
Net investment income....................................               12,662
                                                                   -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions..........            9,413,747
Net change in unrealized appreciation from investments...            9,044,230
                                                                   -----------
Net realized/unrealized gains from investments...........           18,457,977
                                                                   -----------
Change in net assets resulting from operations...........          $18,470,639
                                                                   ===========

                       See notes to financial statements

THE ARCH FUND, INC
Growth Equity Portfolio

 Statements of Changes in Net Assets

                                          For the       For the        For the
                                         year ended   period ended   year ended
                                        November 30,  November 30,  September 30,
                                            1998        1997 (a)      1997 (b)
                                        ------------  ------------  -------------
From Investment Activities:
Operations:
 Net investment income (loss).......... $    12,662   $   (30,253)   $   275,232
 Net realized gains from investment
  transactions.........................   9,413,747     3,407,020      4,917,751
 Net change in unrealized appreciation
  from investments.....................   9,044,230    (4,228,822)    13,265,621
                                        -----------   -----------    -----------
Change in net assets resulting from
 operations............................  18,470,639      (852,055)    18,458,604
                                        -----------   -----------    -----------
Distributions to Investor A
 Shareholders:
 From net investment income............          --            --       (330,048)
 In excess of net investment income....        (685)           --             --
 From net realized gains from
  investment transactions..............          --    (8,120,294)    (3,886,419)

Distributions to Trust Shareholders:
 From net investment income............     (42,786)           --             --
 In excess of net investment income....      (2,177)           --             --
Distributions to Institutional
 Shareholders:
 In excess of net investment income....      (2,352)           --             --
                                        -----------   -----------    -----------
Change in net assets from shareholder
 distributions.........................     (48,000)   (8,120,294)    (4,216,467)
                                        -----------   -----------    -----------
Change in net assets from capital
 transactions..........................   7,958,982     7,260,241       (849,772)
                                        -----------   -----------    -----------
Change in net assets...................  26,381,621    (1,712,108)    13,392,365

Net Assets:
 Beginning of period...................  67,253,009    68,965,117     55,572,752
                                        -----------   -----------    -----------
 End of period......................... $93,634,630   $67,253,009    $68,965,117
                                        ===========   ===========    ===========

-----
(a) Period commenced October 1, 1997.
(b) Formerly the Arrow Equity Portfolio.


                       See notes to financial statements

THE ARCH FUND, INC.
Growth Equity Portfolio

 Statement of Cash Flows

                                                                     For the
                                                                   year ended
                                                                  November 30,
                                                                      1998
                                                                  -------------
Cash Flows from Operating Activities:
 Net investment income..........................................  $      12,662
 Adjustments to reconcile net investment income to net cash
  provided by operating activities:
 Cost of investment securities..................................   (778,727,014)
 Proceeds from disposition of investment securities.............    795,683,970
 Cost of investments purchased with cash collateral from
  securities lending............................................     (4,081,470)
 Decrease in dividends and interest receivable..................         16,323
 Increase in payable for return of collateral received from
  securities lending............................................      4,081,470
 Increase in accrued expenses...................................         58,552
 Increase in prepaid expenses...................................         (1,425)
 Net amortization/accretion from investments....................       (178,744)
                                                                  -------------
 Net cash provided by operating activities......................     16,864,324
                                                                  -------------
Cash Flows from Financing Activities:
 Proceeds from shares issued....................................     14,726,029
 Cost of shares redeemed........................................    (31,548,416)
 Cash distributions paid........................................        (41,487)
                                                                  -------------
 Net cash used in financing activities..........................    (16,863,874)
                                                                  -------------
Increase in cash................................................            450
Cash:
 Beginning balance..............................................            202
                                                                  -------------
 Ending balance.................................................  $         652
                                                                  =============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $6,513 and converted common trust assets of $24,902,526.


                       See notes to financial statements

THE ARCH FUND, INC.
Growth Equity Portfolio

 Financial Highlights, Investor A Shares

                           For the                      For the years ended September
                          year ended  October 1, 1997                30,
                         November 30, to November 30,  -------------------------------------
                             1998        1997 (a)       1997      1996      1995      1994
                         ------------ ---------------  -------   -------   -------   -------
Net Asset Value,
 Beginning of Period....    $16.26        $18.75       $ 15.06   $ 13.80   $  9.74   $ 10.02
                            ------        ------       -------   -------   -------   -------
Investment Activities
 Net investment income
  (loss)................     (0.04)        (0.01)         0.08      0.12      0.10      0.07
 Net realized and
  unrealized gains
  (losses) from
  investments...........      3.70         (0.24)         4.75      1.32      4.05     (0.25)
                            ------        ------       -------   -------   -------   -------
 Total from Investment
  Activities............      3.66         (0.25)         4.83      1.44      4.15     (0.18)
                            ------        ------       -------   -------   -------   -------
Distributions
 Net investment income..        --            --         (0.09)    (0.11)    (0.09)    (0.07)
 Net realized gains.....        --         (2.24)        (1.05)    (0.07)       --     (0.03)
                            ------        ------       -------   -------   -------   -------
 Total Distributions....        --         (2.24)        (1.14)    (0.18)    (0.09)    (0.10)
                            ------        ------       -------   -------   -------   -------
Net Asset Value, End of
 Period.................    $19.92        $16.26       $ 18.75   $ 15.06   $ 13.80   $  9.74
                            ======        ======       =======   =======   =======   =======
Total Return (excludes
 sales charge)..........     22.53 %       (1.25)%(b)    33.85 %   10.48 %   42.90 %   (1.84)%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)...........    $4,832        $3,467       $68,965   $55,573   $43,708   $30,282
Ratio of expenses to
 average net assets.....      1.35 %        1.17 %(c)     1.14 %    1.17 %    1.28 %    1.36 %
Ratio of net investment
 income (loss) to
 average net assets.....     (0.26)%       (0.27)%(c)     0.44 %    0.86 %    0.90 %    0.74 %
Ratio of expenses to
 average net assets*....      1.45 %        1.42 %(c)     1.39 %    1.45 %    1.58 %    1.64 %
Portfolio turnover**....     54.33 %       24.45 %       42.00 %   45.00 %   45.00 %  127.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Upon reorganizing as a Portfolio of the Arch Fund, Inc., the Arrow Equity Portfolio became the Growth Equity Portfolio and changed its year-end to November 30. Financial Highlights for the periods prior to November 24, 1997 represent financial highlights of the Arrow Equity Portfolio. (b) Not Annualized. (c) Annualized.

 Financial Highlights, Investor B Shares

                                                             February 23, 1998
                                                                    to
                                                           November 30, 1998 (a)
                                                           ---------------------
Net Asset Value, Beginning of Period......................        $16.27
                                                                  ------
Investment Activities
 Net investment loss......................................         (0.07)
 Net realized and unrealized gains from investments.......          3.61
                                                                  ------
 Total from Investment Activities.........................          3.54
                                                                  ------
Net Asset Value, End of Period............................        $19.81
                                                                  ======
Total Return (excludes sales charge)......................          9.87 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........................        $  252
Ratio of expenses to average net assets...................          2.11 %(c)
Ratio of net investment loss to average net assets........         (1.08)%(c)
Ratio of expenses to average net assets*..................          2.22 %(c)
Portfolio turnover**......................................         54.33 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from initial public investment. (b) Not annualized. (c) Annualized.

THE ARCH FUND, INC.
Growth Equity Portfolio

 Financial Highlights, Trust Shares

                                                                 November 24,
                                                      For the        1997
                                                     year ended       to
                                                    November 30, November 30,
                                                        1998       1997 (a)
                                                    ------------ ------------
Net Asset Value, Beginning of Period...............   $ 16.26      $ 16.44
                                                      -------      -------
Investment Activities
 Net investment income (loss)......................      0.01        (0.01)
 Net realized and unrealized gains (losses) from
  investments......................................      3.72        (0.17)
                                                      -------      -------
 Total from Investment Activities..................      3.73        (0.18)
                                                      -------      -------
Distributions
 Net investment income.............................     (0.01)          --
                                                      -------      -------
 Total Distributions...............................     (0.01)          --
                                                      -------      -------
Net Asset Value, End of Period.....................   $ 19.98      $ 16.26
                                                      =======      =======
Total Return.......................................     22.94 %      (1.09)%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..................   $80,830      $63,786
Ratio of expenses to average net assets............      1.04 %       1.24 %(c)
Ratio of net investment income (loss) to average
 net assets........................................      0.05 %      (0.15)%(c)
Ratio of expenses to average net assets*...........      1.44 %       1.34 %(c)
Portfolio turnover**...............................     54.33 %       0.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Institutional Shares

                                                             December 2, 1997
                                                                    to
                                                           November 30, 1998 (a)
                                                           ---------------------
Net Asset Value, Beginning of Period......................        $16.27
                                                                  ------
Investment Activities
 Net investment loss......................................         (0.04)
 Net realized and unrealized gains from investments.......          3.70
                                                                  ------
 Total from Investment Activities.........................          3.66
                                                                  ------
Distributions
 In excess of net investment income.......................         (0.01)
                                                                  ------
 Total Distributions......................................         (0.01)
                                                                  ------
Net Asset Value, End of Period............................        $19.92
                                                                  ======
Total Return..............................................         19.56 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).........................        $7,720
Ratio of expenses to average net assets...................          1.36 %(c)
Ratio of net investment loss to average net assets........         (0.28)%(c)
Ratio of expenses to average net assets*..................          1.46 %(c)
Portfolio turnover**......................................         54.33 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from initial public investment. (b) Not annualized. (c) Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                          The ARCH Balanced Portfolio

  Q. What were the conditions in the financial markets during the 12-month period ended November 30, 1998?

  A. Stocks posted strong gains during the first half of the year before slumping sharply during the summer. The decline occurred in part because investors worried that global economic weakness would slow the U.S. economy. But the Federal Reserve Board's decision to reduce short-term rates three times during the fall helped stimulate a strong rebound in the stock market. The bond market also performed well in an environment of low inflation and falling interest rates, with high-quality issues such as Treasuries delivering the strongest gains. The yield on the 30-year Treasury bond declined from 6.0% at the start of the period to 5.0% on November 30, 1998.

  Q. How did you divide the Portfolio's assets among stocks, bonds and cash in that environment?

  A. The Portfolio typically invests 50% to 60% of its assets in stocks, with the rest in fixed-income investments. During the period, we increased the Portfolio's stock allocation from 57% at the beginning of the period to 58% by the end. That left 37% of the Portfolio's assets in bonds.*

  Q. What types of stocks did you favor?

  A. Shares of health-care, financial and retail companies did well during the first half of the year. We reduced our exposure in all three areas in August after those shares' valuations increased, and we began buying stocks of companies whose profits are closely tied to the performance of the economy. We were encouraged to invest in those stocks by Federal Reserve Chairman Alan Greenspan's announcement that he would reduce interest rates, creating a more positive environment for the economy and for many cyclical stocks.

  We sold shares of some large companies during the second half of the year, including Ascend Communications (1.0%) which had exceeded our price targets. But we continued to invest in technology stocks such as Applied Materials (1.6%) and Microsoft (1.2%), as well as shares of large drug manufacturers such as Bristol Myers Squibb Co. (1.6%) and Merck & Co. (1.5%).*

  Q. What types of bonds did you favor?

  A. The bond portion of the Portfolio is designed to follow the Lehman Brothers Aggregate Bond Index. The Portfolio primarily held high-quality Treasury and mortgage-backed bonds, along with select corporate issues. We will likely continue to increase our exposure to corporate issues going forward because their yields at present are attractive relative to Treasuries.

  Q. How will you manage the Portfolio going forward?

  A. We do not try to guess what the markets are going to do. Instead, we attempt to identify and invest in the most attractive valuations in the financial markets. Thus, we will continue to invest in neglected stocks of solid companies we believe possess good growth prospects. We think there could be especially good opportunities in market sectors that have been under pressure, such as energy. At the same time, the Portfolio will hold fixed-income securities that we believe offer good value and attractive yields for the risks they carry. We believe such an approach should lead to solid risk-adjusted performance for the Portfolio and its shareholders.
-----
* Portfolio composition is subject to change.

                          The ARCH Balanced Portfolio

                 [ARCH BALANCED PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment

             Investor A       Investor A        Investor B      Investor B      S & P 500     Lehman Brothers Aggregate
             (No Load)          (Load)*         (No CDSC)        (CDSC)**         Index               Bond Index
             ---------          -------         ---------        --------       ---------     -------------------------
4/1/93       10,000             9,551            10,000          10,000           10,000                 10,000
Nov-93       10,386             9,920            10,674          10,174           10,421                 10,529
Nov-94       10,188             9,730            10,335           9,950           10,536                 10,207
Nov-95       12,719            12,148            12,806          12,506           14,433                 12,007
Nov-96       14,640            13,983            14,434          14,134           18,477                 12,736
Nov-97       16,892            16,134            16,537          16,339           23,745                 13,698
May-98       18,149            17,334            17,706          17,606           27,323                 14,258
Nov-98       18,483            17,653            17,963          17,863           28,874                 14,992

*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)

                           Average Annual Total Return
                                 as of 11/30/98
                                                    Since
                                                  Inception
                              1 Year    5 Year    (4/1/93)
                              ------    ------    --------
Investor A (No Load)           9.43%    12.22%     11.45%
Investor A*                    4.54%    11.20%     10.55%
Investor B (No CDSC)           8.63%    11.58%     10.89%
Investor B (CDSC)**            3.88%    11.45%     10.78%


                 [ARCH BALANCED PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment
                                                              Lehman Brothers
           Trust     Institutional      S & P 500 Index     Aggregate Bond Index
           -----     -------------      ---------------     -------------------

4/1/93    10,000        10,000              10,000                 10,000
Nov-93    10,387        10,386              10,421                 10,529
Nov-94    10,199        10,179              10,536                 10,207
Nov-95    12,744        12,690              14,433                 12,007
Nov-96    14,727        14,601              18,477                 12,736
Nov-97    17,054        16,868              23,745                 13,698
May-98    18,348        18,128              27,323                 14,258
Nov-98    18,714        18,448              28,874                 14,992

                           Average Annual Total Return
                                 as of 11/30/98
                                                         Since
                                                       Inception
                          1 Year         5 Year        (4/1/93)
                          ------         ------        --------
 Trust                     9.75%         12.50%         11.70%
 Institutional             9.38%         12.18%         11.41%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Balanced Portfolio is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market, and the Lehman Brothers Aggregate Bond Index, an unmanaged Index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase any of these Indices directly, although they can invest in the underlying securities. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares, which has been restated to reflect the contingent deferred sales charges payable by shareholders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance for Investor A shares of the Portfolio.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Balanced Portfolio                                             November 30, 1998

Commercial Paper (4.8%):

                                                            Shares
                                                              or
                         Security                         Principal    Market
                       Description                          Amount     Value
                       -----------                        ---------  ----------
Finance (4.8%):
American General Finance,
 5.37%, 12/1/98.......................................... $6,115,000 $6,115,000
                                                                     ----------
TOTAL COMMERCIAL PAPER                                                6,115,000
                                                                     ----------
Common Stocks (57.7%):
Banking (3.9%):
Bank One Corp. ..........................................     31,213  1,601,617
Chase Manhattan Corp. ...................................     26,000  1,649,375
First Union Corp. .......................................     28,524  1,732,832
                                                                     ----------
                                                                      4,983,824
                                                                     ----------
Beverages (1.2%):
PepsiCo, Inc. ...........................................     40,200  1,555,238
                                                                     ----------
Building Products (2.0%):
Masco Corp. .............................................     53,000  1,530,375
Sherwin-Williams Co. ....................................     33,650    954,819
                                                                     ----------
                                                                      2,485,194
                                                                     ----------
Business Services (0.9%):
First Data Corp. ........................................     41,200  1,099,525
                                                                     ----------
Chemicals (3.0%):
Avery Dennison Corp. ....................................     31,152  1,493,349
Millipore Corp. .........................................     32,300    908,438
Solutia, Inc. ...........................................     63,000  1,409,625
                                                                     ----------
                                                                      3,811,412
                                                                     ----------
Computer Software (3.0%):
Adaptec, Inc.(b).........................................     66,500  1,080,625
Microsoft Corp.(b).......................................     12,800  1,561,600
Network Associates, Inc.(b)(c)...........................     23,250  1,182,844
                                                                     ----------
                                                                      3,825,069
                                                                     ----------
Consumer Goods & Services (1.2%):
Newell Co. ..............................................     35,000  1,548,750
                                                                     ----------
Containers & Packaging (1.3%):
Crown Cork & Seal Co., Inc. .............................     25,100    847,125
Sealed Air Corp.(b)(c) ..................................     19,500    860,438
                                                                     ----------
                                                                      1,707,563
                                                                     ----------
Cosmetics (0.8%):
Estee Lauder Cos., Class A(c)............................     13,000    975,813
                                                                     ----------
Electrical & Electronic (3.1%):
Analog Devices(b)........................................     38,200    780,713
General Electric Co. ....................................     19,880  1,799,139
W.W. Grainger, Inc. .....................................     32,600  1,377,350
                                                                     ----------
                                                                      3,957,202
                                                                     ----------
Financial Services (3.1%):
Heller Financial, Inc. ..................................     30,000    785,625
MBNA Corp. ..............................................     64,650  1,466,747
SLM Holding Corp. .......................................     38,111  1,676,884
                                                                     ----------
                                                                      3,929,256
                                                                     ----------

                                                            Shares
                                                              or
                         Security                         Principal    Market
                       Description                          Amount     Value
                       -----------                        ---------  ----------
Food Products & Services (1.2%):
IBP, Inc. ................................................  59,000   $1,497,125
                                                                     ----------
Health Care (1.4%):
C.R. Bard, Inc. ..........................................  20,400      934,575
Columbia/HCA Healthcare Corp. ............................  32,000      788,000
                                                                     ----------
                                                                      1,722,575
                                                                     ----------
Oil & Exploration, Production & Services (2.5%):
Murphy Oil Corp. .........................................  32,500    1,295,937
Ocean Energy, Inc.(b).....................................  78,000      633,750
Vastar Resources, Inc. ...................................  29,800    1,208,763
                                                                     ----------
                                                                      3,138,450
                                                                     ----------
Oil & Gas Equipment/Services (0.9%):
Baker Hughes, Inc. .......................................  59,300    1,085,931
                                                                     ----------
Oil Companies--Integrated (1.8%):
Atlantic Richfield Co. ...................................  17,700    1,177,050
USX-Marathon Group........................................  37,000    1,049,875
                                                                     ----------
                                                                      2,226,925
                                                                     ----------
Paper & Related (0.6%):
Mead Corp. ...............................................  23,500      712,344
                                                                     ----------
Pharmaceuticals (7.4%):
Allergan, Inc. ...........................................  23,000    1,400,125
Bristol-Myers Squibb Co. .................................  16,940    2,076,208
Eli Lilly & Co. ..........................................  19,350    1,735,453
Merck & Co., Inc. ........................................  12,500    1,935,938
Schering-Plough Corp. ....................................  20,644    2,196,005
                                                                     ----------
                                                                      9,343,729
                                                                     ----------
Printing & Publishing (0.5%):
Tribune Co. ..............................................  10,600      679,725
                                                                     ----------
Restaurants (0.9%):
Tricon Global Restaurants, Inc.(b)........................  26,205    1,193,965
                                                                     ----------
Retail Stores (5.2%):
Consolidated Stores Corp.(b)..............................  39,650      852,475
Dillards, Inc., Class A...................................  31,800    1,093,125
Office Depot, Inc.(b).....................................  40,000    1,300,000
Pep Boys--Manny, Moe, & Jack..............................  53,000      748,625
Wal-Mart Stores, Inc. ....................................  35,193    2,650,472
                                                                     ----------
                                                                      6,644,697
                                                                     ----------
Semiconductors (3.0%):
Applied Materials, Inc.(b)................................  51,100    1,980,125
KLA-Tencor Corp.(b).......................................  53,700    1,829,156
                                                                     ----------
                                                                      3,809,281
                                                                     ----------
Telecommunications (1.2%):
Ascend Communications, Inc.(b)(c).........................  12,800      719,200
Ciena Corp.(b)............................................  15,000      255,000
Frontier Corp. ...........................................  19,495      587,287
                                                                     ----------
                                                                      1,561,487
                                                                     ----------

Tobacco (1.5%):
Philip Morris Companies, Inc. ............................  33,800    1,890,688
                                                                     ----------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Balanced Portfolio                                             November 30, 1998

Common Stocks, continued:

                                                           Shares
                                                             or
                        Security                         Principal    Market
                       Description                         Amount     Value
                       -----------                       ---------  ----------
Transportation & Shipping (1.2%):
Burlington Northern Santa Fe............................     45,900 $1,560,600
                                                                    ----------
Utilities--Gas & Electric (2.4%):
CINergy Corp. ..........................................     26,423    913,245
Consolidated Natural Gas Co. ...........................     24,800  1,346,950
New Century Energies, Inc. .............................     16,000    769,000
                                                                    ----------
                                                                     3,029,195
                                                                    ----------
Utilities--Telephone (1.1%):
GTE Corp. ..............................................     23,000  1,426,000
                                                                    ----------
Wholesale Distribution (1.4%):
Sysco Corp. ............................................     65,338  1,760,042
                                                                    ----------
TOTAL COMMON STOCKS                                                 73,161,605
                                                                    ----------
Corporate Bonds (2.4%):
Automotive (1.5%):
General Motors Acceptance Corp., 6.60%, 1/17/01, MTN.... $1,000,000  1,022,500
General Motors Acceptance Corp., 6.85%, 4/17/01, MTN....    890,000    916,700
                                                                    ----------
                                                                     1,939,200
                                                                    ----------
Brokerage (0.9%):
Merrill Lynch & Co., Inc., Series B, 7.15%, 7/30/12,
 MTN, Callable on 7/30/02 @ 100.........................  1,100,000  1,141,250
                                                                    ----------
TOTAL CORPORATE BONDS                                                3,080,450
                                                                    ----------
U.S. Government Agencies (17.9%):
Federal Farm Credit Bank (1.6%):
5.15%, 12/1/98..........................................  2,000,000  2,000,000
                                                                    ----------
Federal Home Loan Bank (1.6%):
5.35%, 2/7/01, MTN......................................  2,000,000  2,019,080
                                                                    ----------
Federal Home Loan Mortgage Corp. (6.0%):
6.50%, 4/1/08, Gold Pool #E00225........................    398,347    404,693
7.00%, 4/1/08, Gold Pool #E46076........................    102,630    105,068
7.00%, 4/1/08, Gold Pool #E46044........................    200,141    204,895
6.50%, 1/1/09, Gold Pool #E55696........................    549,876    558,636
6.50%, 1/1/18, Gold Pool #G30098........................  2,853,935  2,877,993
6.00%, 4/1/18, Gold Pool #C90214........................  3,445,505  3,405,639
                                                                    ----------
                                                                     7,556,924
                                                                    ----------
Federal National Mortgage Assoc. (1.1%):
6.00%, 3/1/13, Pool #418297.............................    550,094    550,953
6.00%, 5/1/13, Pool #425391.............................    409,579    410,218
6.00%, 6/1/13, Pool #251760.............................    239,756    240,130
7.00%, 2/1/16, Pool #303725.............................    243,468    248,717
                                                                    ----------
                                                                     1,450,018
                                                                    ----------

U.S. Government Agencies, continued:
                                                         Shares
                                                           or
                       Security                        Principal    Market
                      Description                        Amount      Value
                      -----------                      ---------  -----------
Government National Mortgage Assoc. (7.6%):
7.00%, 7/15/09, Pool #364246.......................... $  307,094 $   316,113
6.50%, 10/20/10, Pool #2108...........................    385,821     390,520
6.50%, 7/15/11, Pool #436630..........................  1,612,192   1,643,919
8.50%, 6/15/17, Pool #217380..........................     11,009      11,652
8.00%, 7/15/22, Pool #328848..........................    314,802     327,787
7.00%, 11/15/22, Pool #337961.........................    201,791     206,771
7.00%, 11/15/22, Pool #341287.........................    275,479     282,277
7.50%, 3/15/23, Pool #331533..........................    486,388     502,954
8.50%, 3/15/23, Pool #350083..........................      6,472       6,850
7.50%, 4/15/23, Pool #343195..........................    243,059     251,338
8.50%, 8/15/24, Pool #365113..........................    374,423     396,300
8.50%, 9/15/24, Pool #353354..........................    342,383     362,388
8.50%, 9/15/24, Pool #375056..........................     98,843     104,619
8.50%, 1/15/25, Pool #400165..........................     94,649     100,179
8.50%, 2/15/25, Pool #406286..........................     75,638      80,058
8.50%, 3/15/25, Pool #384593..........................    250,510     265,147
8.50%, 4/15/25, Pool #346295..........................     54,052      57,211
8.00%, 8/15/25, Pool #389312..........................    225,841     235,157
7.50%, 9/15/25, Pool #394485..........................     19,873      20,550
7.50%, 9/15/25, Pool #384783..........................     16,670      17,237
7.50%, 10/15/25, Pool #416975.........................     17,471      18,066
7.50%, 10/15/25, Pool #409725.........................    764,565     790,606
7.50%, 10/15/25, Pool #400096.........................     27,712      28,655
7.50%, 10/15/25, Pool #246633.........................    833,563     861,954
6.50%, 1/15/26, Pool #385123..........................    141,732     143,281
6.50%, 1/15/26, Pool #417525..........................    660,269     667,486
6.50%, 3/15/26, Pool #417294..........................     22,325      22,570
6.50%, 4/15/26, Pool #422323..........................    431,830     436,550
6.50%, 4/15/26, Pool #408279..........................    418,626     423,202
6.50%, 4/15/26, Pool #421399..........................    447,829     452,724
6.50%, 5/15/26, Pool #430798..........................    167,355     169,185
                                                                  -----------
                                                                    9,593,306
                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCIES                                     22,619,328
                                                                  -----------
U.S. Treasury Bonds (8.4%):
10.75%, 8/15/05(c)....................................    300,000     401,280
12.00%, 8/15/13, Callable on 8/15/08 @ 100(c).........  2,750,000   4,207,335
8.13%, 5/15/21........................................  1,000,000   1,361,780
8.13%, 8/15/21........................................  1,000,000   1,363,790
8.00%, 11/15/21.......................................  1,200,000   1,619,400
6.25%, 8/15/23........................................  1,500,000   1,690,395
                                                                  -----------
TOTAL U.S. TREASURY BONDS                                          10,643,980
                                                                  -----------
U.S. Treasury Notes (8.2%):
7.50%, 5/15/02(c).....................................  3,000,000   3,267,960
6.38%, 8/15/02(c).....................................  3,000,000   3,170,910
6.25%, 2/15/03........................................  1,000,000   1,059,230
7.00%, 7/15/06........................................  2,500,000   2,844,025
                                                                  -----------
TOTAL U.S. TREASURY NOTES                                          10,342,125
                                                                  -----------

                                   Continued

THE ARCH FUND, INC.                           Schedule of Portfolio Investments
Balanced Portfolio                                            November 30, 1998

Investment Companies (0.4%):

                                                              Shares
                                                                or
                         Security                           Principal   Market
                        Description                           Amount     Value
                        -----------                         ---------  ---------
Cash Assets Trust Money Market Fund.......................     500,000 $ 500,000
                                                                       ---------
TOTAL INVESTMENT COMPANIES                                               500,000
                                                                       ---------
Short-Term Securities Held as Collateral (4.0%):
Repurchase agreements (4.0%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $1,699,031, collateralized
 by $2,111,463 various U.S. Government Agency securities,
 0.00%-8.50%, 12/3/98-9/11/28, market value $1,732,400)...  $1,698,764 1,698,764
Nationsbanc Montgomery Securities, Inc., 5.68%, 12/1/98
 (Purchased on 11/30/98, proceeds at maturity $193,073,
 collateralized by $216,559 various U.S. Government Agency
 mortgages, 0.00%-10.50%, 5/1/00-12/1/28, market value
 $196,903)................................................     193,042   193,042
Greenwich Capital, 5.45%, 12/1/98 (Purchased on 11/30/98,
 proceeds at maturity $849,511, collateralized by
 $4,315,614 various U.S. Government Agency mortgages,
 0.00%-8.00%, 10/25/99-8/1/28, market value $866,370).....     849,382   849,382
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $571,592, collateralized
 by $670,265 various U.S. Treasury Notes, 3.63%-8.75%,
 10/31/99-11/15/28, market value $582,937)................     571,507   571,507

Short-Term Securities Held as Collateral, continued:
                                                      Shares
                                                        or
                     Security                       Principal     Market
                    Description                       Amount      Value
                    -----------                     ---------  ------------
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased
 on 11/30/98, proceeds at maturity $1,699,014,
 collateralized by $2,032,721 various U.S.
 Treasury Notes, 0.00%-8.88%, 12/10/98-4/15/28,
 market value $1,732,739).........................  $1,698,765 $  1,698,765
                                                               ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL....             $  5,011,460
                                                               ------------
TOTAL INVESTMENTS
 (Cost $112,515,766) (a) (103.8%)............................   131,473,948
                                                               ------------
Liabilities in excess of other assets (-3.8%)................    (4,791,970)
                                                               ------------
TOTAL NET ASSETS--100.0%.....................................  $126,681,978
                                                               ------------

-----
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $838,197. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation... $22,870,934
      Unrealized depreciation...  (4,750,949)
                                 -----------
      Net unrealized apprecia-
       tion..................... $18,119,985
                                 ===========

(b) Represents non-income producing securities.

(c) A portion of this security was loaned as of November 30, 1998.

MTN Medium Term Note

                       See notes to financial statements

THE ARCH FUND, INC.
Balanced Portfolio

Statement of
Assets and
Liabilities
                                                               November 30, 1998

Assets:
Investments, at value (cost $107,504,306)..............           $126,462,488
Repurchase agreements, at value
 (cost $5,011,460).....................................              5,011,460
                                                                  ------------
 Total investments.....................................            131,473,948
Cash...................................................                    876
Interest and dividends receivable......................                594,453
Receivable for capital shares issued...................                  4,370
Prepaid expenses and other assets......................                  1,161
                                                                  ------------
 Total Assets..........................................            132,074,808

Liabilities:
Dividends payable...................................... $ 248,402
Payable for capital shares redeemed....................     4,693
Payable for return of collateral received.............. 5,011,460
Accrued expenses and other payables:
 Investment advisory fees..............................    78,142
 Administration fees...................................     2,466
 Distribution and administrative services fees.........    21,226
 Custodian fees........................................    10,084
 Other liabilities.....................................    16,357
                                                        ---------
 Total Liabilities.....................................              5,392,830
                                                                  ------------

Net Assets:
Capital................................................             99,685,204
Undistributed net investment income....................                 28,180
Accumulated net realized gains on investment
 transactions..........................................              8,010,412
Net unrealized appreciation from investments...........             18,958,182
                                                                  ------------
Net Assets.............................................           $126,681,978
                                                                  ============
Investor A Shares
 Net Assets............................................           $ 10,658,767
 Shares................................................                843,829
 Redemption price per share............................                 $12.63
                                                                        ======
Maximum Sales Charge--Investor A Shares................                   4.50%
 Maximum Offering Price (100%/(100%--Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share......................................                 $13.23
                                                                        ======
Investor B Shares
 Net Assets............................................           $  1,285,178
 Shares................................................                102,781
 Offering price per share* ............................                 $12.50
                                                                        ======
Trust Shares
 Net Assets............................................           $ 43,776,072
 Shares................................................              3,463,927
 Offering and redemption price per share...............                 $12.64
Institutional Shares
 Net Assets............................................           $ 70,961,961
 Shares................................................              5,635,340
 Offering and redemption price per share...............                 $12.59
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income.....................................           $ 3,341,674
Dividend income.....................................             1,037,246
Income from securities lending......................                17,006
                                                               -----------
 Total Income.......................................             4,395,926
Expenses:
Investment advisory fees............................  $944,822
Administration fees.................................   251,953
Distribution and services fees, Investor A Shares...    31,399
Distribution and services fees, Investor B Shares...     8,134
Administrative services fees, Trust Shares..........   141,447
Administrative services fees, Institutional Shares..   202,643
Accounting fees.....................................    16,565
Custodian fees......................................    40,550
Directors' fees and expenses........................     1,622
Transfer agent fees.................................    33,422
Other fees..........................................    42,790
                                                      --------
 Total expenses before voluntary fee reductions.....             1,715,347
 Expenses voluntarily reduced.......................              (267,420)
                                                               -----------
 Net Expenses.......................................             1,447,927
                                                               -----------
Net investment income...............................             2,947,999
                                                               -----------
Realized/Unrealized Gains from Investments:
                                                                            ---
Net realized gains from investment transactions.....             8,092,471
Net change in unrealized appreciation from
 investments........................................               429,152
                                                               -----------
Net realized/unrealized gains from investments......             8,521,623
                                                               -----------
Change in net assets resulting from operations......           $11,469,622
                                                               ===========

                       See notes to financial statements

THE ARCH FUND, INC
Balanced Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1998          1997
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  2,947,999  $  3,173,268
 Net realized gains from investment transactions...    8,092,471    14,346,475
 Net change in unrealized appreciation/depreciation
  from investments.................................      429,152      (420,214)
                                                    ------------  ------------
Change in net assets resulting from operations.....   11,469,622    17,099,529
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (239,659)     (303,011)
 In excess of net investment income................           --        (1,886)
 From net realized gains from investment transac-
  tions............................................   (1,098,018)     (528,296)
Distributions to Investor B Shareholders:
 From net investment income........................      (14,866)       (8,541)
 In excess of net investment income................           --        (1,786)
 From net realized gains from investment transac-
  tions............................................      (58,233)      (18,182)
Distributions to Trust Shareholders:
 From net investment income........................   (1,205,632)   (1,722,814)
 From net realized gains from investment transac-
  tions............................................   (5,997,694)   (3,475,261)
Distributions to Institutional Shareholders:
 From net investment income........................   (1,551,106)   (1,749,881)
 In excess of net investment income................           --      (126,370)
 From net realized gains from investment transac-
  tions............................................   (6,839,335)   (3,086,347)
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................  (17,004,543)  (11,022,375)
                                                    ------------  ------------
Change in net assets from capital transactions.....    5,817,522    (5,878,946)
                                                    ------------  ------------
Change in net assets...............................      282,601       198,208
Net Assets:
 Beginning of period...............................  126,399,377   126,201,169
                                                    ------------  ------------
 End of period..................................... $126,681,978  $126,399,377
                                                    ============  ============


                       See notes to financial statements

THE ARCH FUND, INC.
Balanced Portfolio

 Statement of Cash Flows

                                                                    For the
                                                                  year ended
                                                                 November 30,
                                                                     1998
                                                                ---------------
Cash Flows from Operating Activities:
 Net investment income........................................  $     2,947,999
 Adjustments to reconcile net investment income to net cash
  provided by operating activities:
 Cost of investment securities................................   (1,528,275,253)
 Proceeds from disposition of investment securities...........    1,536,852,988
 Cost of investments purchased with cash collateral from
  securities lending..........................................       (5,011,460)
 Decrease in dividends and interest receivable................           37,883
 Increase in payable for return of collateral received from
  securities lending..........................................        5,011,460
 Increase in accrued expenses.................................           11,483
 Amortization expense on organizational cost..................            1,899
 Decrease in prepaid expenses.................................               87
 Net amortization/accretion from investments..................         (434,996)
                                                                ---------------
 Net cash provided by operating activities....................       11,142,090
                                                                ---------------
Cash Flows from Financing Activities:
 Proceeds from shares issued..................................       28,550,094
 Cost of shares redeemed......................................      (39,283,208)
 Cash distributions paid......................................         (408,214)
                                                                ---------------
 Net cash used in financing activities........................      (11,141,328)
                                                                ---------------
Increase in cash..............................................              762
Cash:
 Beginning balance............................................              114
                                                                ---------------
 Ending balance...............................................  $           876
                                                                ===============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $16,583,638.


                       See notes to financial statements

THE ARCH FUND, INC.
Balanced Portfolio

 Financial Highlights, Investor A Shares

                                       For the years ended November 30,
                                     -----------------------------------------
                                      1998     1997    1996    1995   1994 (a)
                                     -------  ------  ------  ------  --------
Net Asset Value, Beginning of
 Period............................. $ 13.26  $12.58  $11.65  $ 9.61   $10.22
                                     -------  ------  ------  ------   ------
Investment Activities
 Net investment income..............    0.28    0.32    0.32    0.32     0.28
 Net realized and unrealized gains
  (losses) from investments.........    0.84    1.47    1.34    2.02    (0.47)
                                     -------  ------  ------  ------   ------
 Total from Investment Activities...    1.12    1.79    1.66    2.34    (0.19)
                                     -------  ------  ------  ------   ------
Distributions
 Net investment income..............   (0.28)  (0.40)  (0.31)  (0.30)   (0.29)
 Net realized gains.................   (1.47)  (0.71)  (0.42)    --       --
 In excess of net realized gains....     --      --      --      --     (0.13)
                                     -------  ------  ------  ------   ------
 Total Distributions................   (1.75)  (1.11)  (0.73)  (0.30)   (0.42)
                                     -------  ------  ------  ------   ------
Net Asset Value, End of Period...... $ 12.63  $13.26  $12.58  $11.65   $ 9.61
                                     =======  ======  ======  ======   ======
Total Return (excludes sales
 charge)............................    9.43%  15.38%  15.10%  24.85%   (1.91%)
Ratios/Supplementary Data:
Net Assets at end of period (000)... $10,659  $9,923  $9,328  $8,348   $7,321
Ratio of expenses to average net
 assets.............................    1.26%   1.27%   1.27%   1.27%    1.27%
Ratio of net investment income to
 average net assets.................    2.23%   2.57%   2.79%   2.98%    2.77%
Ratio of expenses to average net
 assets*............................    1.36%   1.37%   1.37%   1.37%    1.39%
Portfolio turnover**................   47.79%  43.60%  85.16%  58.16%   49.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On
September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.

 Financial Highlights, Investor B Shares

                                         For the years ended       March 1,
                                             November 30,          1995 to
                                         ----------------------  November 30,
                                          1998    1997    1996     1995 (a)
                                         ------  ------  ------  ------------
Net Asset Value, Beginning of Period.... $13.15  $12.49  $11.59     $10.13
                                         ------  ------  ------     ------
Investment Activities
 Net investment income..................   0.21    0.25    0.25       0.22
 Net realized and unrealized gains from
  investments...........................   0.81    1.43    1.33       1.44
                                         ------  ------  ------     ------
 Total from Investment Activities.......   1.02    1.68    1.58       1.66
                                         ------  ------  ------     ------
Distributions
 Net investment income..................  (0.20)  (0.26)  (0.26)     (0.20)
 In excess of net investment income.....    --    (0.05)    --         --
 Net realized gains.....................  (1.47)  (0.71)  (0.42)       --
                                         ------  ------  ------     ------
 Total Distributions....................  (1.67)  (1.02)  (0.68)     (0.20)
                                         ------  ------  ------     ------
Net Asset Value, End of Period.......... $12.50  $13.15  $12.49     $11.59
                                         ======  ======  ======     ======
Total Return (excludes sales charge)....   8.63%  14.57%  14.35%     23.92%(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)....... $1,285  $  522  $  321     $   36
Ratio of expenses to average net
 assets.................................   1.96%   1.96%   1.96%      1.93%(c)
Ratio of net investment income to
 average net assets.....................   1.57%   1.85%   2.09%      2.28%(c)
Ratio of expenses to average net
 assets*................................   2.06%   2.06%   2.06%      2.03%(c)
Portfolio turnover**....................  47.79%  43.60%  85.16%     58.16%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.

THE ARCH FUND, INC.
Balanced Portfolio

 Financial Highlights, Trust Shares

                                      For the years ended November 30,
                                   -------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period..........................  $ 13.27  $ 12.58  $ 11.64  $  9.62  $ 10.22
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income...........     0.32     0.38     0.37     0.34     0.29
 Net realized and unrealized
  gains (losses) from
  investments....................     0.84     1.45     1.34     2.02    (0.47)
                                   -------  -------  -------  -------  -------
 Total from Investment
  Activities.....................     1.16     1.83     1.71     2.36    (0.18)
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income...........    (0.32)   (0.43)   (0.35)   (0.34)   (0.29)
 Net realized gains..............    (1.47)   (0.71)   (0.42)      --       --
 In excess of net realized
  gains..........................       --       --       --       --    (0.13)
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (1.79)   (1.14)   (0.77)   (0.34)   (0.42)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period...  $ 12.64  $ 13.27  $ 12.58  $ 11.64  $  9.62
                                   =======  =======  =======  =======  =======
Total Return.....................     9.75%   15.81%   15.56%   24.97%   (1.81)%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $43,776  $54,299  $61,821  $72,669  $65,288
Ratio of expenses to average net
 assets..........................     0.96%    0.97%    0.97%    0.98%    0.97%
Ratio of net investment income to
 average net assets..............     2.53%    2.87%    3.08%    3.29%    3.04%
Ratio of expenses to average net
 assets*.........................     1.36%    1.37%    1.07%    1.08%    1.39%
Portfolio turnover**.............    47.79%   43.60%   85.16%   58.16%   49.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Institutional Shares

                                       For the years ended November 30,
                                   --------------------------------------------
                                    1998     1997     1996     1995    1994 (a)
                                   -------  -------  -------  -------  --------
Net Asset Value, Beginning of
 Period..........................  $ 13.23  $ 12.54  $ 11.62  $  9.60  $ 10.22
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income...........     0.28     0.31     0.32     0.31     0.28
 Net realized and unrealized
  gains (losses) from
  investments....................     0.83     1.49     1.34     2.02    (0.48)
                                   -------  -------  -------  -------  -------
 Total from Investment
  Activities.....................     1.11     1.80     1.66     2.33    (0.20)
                                   -------  -------  -------  -------  -------
Distributions
 Net investment income...........    (0.28)   (0.37)   (0.32)   (0.31)   (0.29)
 In excess of net investment
  income.........................       --    (0.03)      --       --       --
 Net realized gains..............    (1.47)   (0.71)   (0.42)      --       --
 In excess of net realized
  gains..........................       --       --       --       --    (0.13)
                                   -------  -------  -------  -------  -------
 Total Distributions.............    (1.75)   (1.11)   (0.74)   (0.31)   (0.42)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period...  $ 12.59  $ 13.23  $ 12.54  $ 11.62  $  9.60
                                   =======  =======  =======  =======  =======
Total Return.....................     9.38%   15.52%   15.08%   24.67%   (2.00)%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $70,962  $61,655  $54,731  $36,827  $22,723
Ratio of expenses to average net
 assets..........................     1.26%    1.27%    1.27%    1.27%    1.27%
Ratio of net investment income to
 average net assets..............     2.23%    2.56%    2.78%    2.97%    2.77%
Ratio of expenses to average net
 assets*.........................     1.36%    1.37%    1.37%    1.37%    1.40%
Portfolio turnover**.............    47.79%   43.60%   85.16%   58.16%   49.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. On January 3, 1994, the Portfolio issued a new series of shares designated as "Institutional" Shares. The financial highlights presented for period prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.

                 The ARCH Government & Corporate Bond Portfolio

  Q. What were the conditions in the economy and the bond markets during the 12-month period ended November 30, 1998?

  A. During the first part of the period, the inflationary pressure of strong domestic growth was offset by the deflationary influence of the global economic crisis. As a result, the Federal Reserve Board adopted a neutral monetary policy. But the uncertainty of that environment led investors to seek safety and liquidity in Treasury bonds, causing the yields on those issues to decline. Meanwhile, corporate bonds suffered as investors feared that businesses might have trouble paying their debts.

  Later in the period, the Fed grew more concerned about problems in overseas economies. Specifically, they worried that events such as Russia's default on its short-term debt and the near-bankruptcy of Long-Term Capital Management, a large hedge fund, might contribute to a global liquidity crisis. Therefore, the Fed lowered interest rates three times, each time by 0.25 percentage points. Those actions by the Fed caused yields on 30-year Treasuries to decline to as low as 4.7% on October 5, 1998, down from 6.0% at the start of the period. The yield on the 30-year Treasury bond then rebounded slightly to 5.0% on November 30, 1998.

  Q. How did you manage the Portfolio in that environment?

  A. During the first part of the period, we extended the Portfolio's average maturity to as high as 9 years by buying long-term Treasuries, because we felt that the global crisis would keep inflation in check. That approach allowed the Portfolio to lock in relatively high yields when rates on long-term Treasury securities dropped later in the period.

  As yields on those longer issues fell, we found more opportunities in intermediate-term bonds, especially intermediate-term Treasuries. The Portfolio's investment in intermediates also paid off: The five-year Treasury began the third quarter with an interest rate of 5.47% and ended the third quarter at 4.22%.

  During the third quarter of 1998, we moved some of the Portfolio's assets from Treasury securities to corporate securities to lock in the extra yield that corporate issues were offering. We also increased the Portfolio's weighting in mortgage pass-through securities. Investors had feared increased pre-payment risk in the mortgage sector, but we felt that interest rates were so low that there was not much incentive for mortgage-holders to pay off their mortgages ahead of time. Those changes left the Portfolio with 39.0% in mortgage pass-throughs, 30.0% in corporate bonds and 27.0% in Treasuries at the end of the period.*

  Q. How did you manage the Portfolio's credit quality during the period?

  A. The Portfolio's credit philosophy did not change. We kept the credit quality of the Portfolio's holdings high, at AAA, by holding a large percentage of the Portfolio in Treasury and agency securities.

  Q. What is your outlook for the bond market and the Portfolio?

  A. Our outlook for 1999 is positive, largely because we expect inflation to stay very low. Low inflation could allow yields to continue to drop, pushing up the prices of the securities in the Portfolio. The variety of issues available in the bond markets allows us to find good investment opportunities. We will not make significant changes to the investment strategy of the Portfolio. However, we will look for opportunities to lock in additional yield for the Portfolio's shareholders.
-----
* Portfolio composition is subject to change.

                 The ARCH Government & Corporate Bond Portfolio

        [ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment
             Investor A    Investor A    Investor B    Lehman Brothers Aggregate
             (No Load)       (Load)*     (No CDSC)              Bond Index
             ---------       ------      ---------              ----------
11/30/88      10,000          9,550       10,000                  10,000
11/30/89      11,170         10,667       11,170                  11,435
11/30/90      11,724         11,196       11,724                  12,299
11/30/91      13,220         12,625       13,220                  14,072
11/30/92      14,249         13,607       14,249                  15,319
11/30/93      15,703         14,996       15,703                  16,988
11/30/94      15,182         14,499       15,182                  16,468
11/30/95      17,603         16,811       17,496                  19,374
11/30/96      18,396         17,568       18,158                  20,547
11/30/97      19,462         18,586       19,115                  22,103
11/30/98      21,839         20,858       21,319                  24,191
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)
                           Average Annual Total Return
                                 as of 11/30/98
                              1 Year        5 Year         Year
                              ------        ------         ----
 Investor A (No Load)          9.31%         6.26%        7.84%
 Investor A*                   4.37%         5.29%        7.34%
 Investor B (No CDSC)          8.65%         5.75%        7.58%
 Investor B (CDSC)**           3.65%         5.59%        7.58%

        [ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment
                                                       Lehman Brothers Aggregate
                 Trust          Institutional                Bond Index
                 -----          -------------                ----------

11/30/88         10,000             10,000                     10,000
11/30/89         11,170             11,170                     11,435
11/30/90         11,724             11,724                     12,299
11/30/91         13,249             13,041                     14,072
11/30/92         14,322             14,249                     15,319
11/30/93         15,831             15,703                     16,988
11/30/94         15,352             15,183                     16,468
11/30/95         17,850             17,604                     19,374
11/30/96         18,709             18,396                     20,547
11/30/97         19,891             19,501                     22,103
11/30/98         22,385             21,881                     24,191

                           Average Annual Total Return
                                 as of 11/30/98
                           1 Year       5 Year       10 Year
                           ------       ------       -------
 Trust                      9.63%        6.62%         8.11%
 Institutional              9.30%        6.30%         7.86%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Government & Corporate Bond Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the Indices does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares, which has been restated to reflect the contingent deferred sales charges payable by shareholders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  The Investor B (CDSC) is not included on the above graph due to the fact that the performance is now over 6 years, and the CDSC charges no longer apply. The performance for the Investor B (CDSC) will now mirror Investor B (No CDSC) performance.

  Institutional shares were initially offered on January 3, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance for Investor A shares of the Portfolio.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Government & Corporate Bond Portfolio                          November 30, 1998

Corporate Bonds (29.6%):
                      Security                          Principal     Market
                     Description                         Amount       Value
                     -----------                       ----------- ------------
Automotive (4.2%):
Ford Motor Co., 6.63%, 2/15/28(b) ...................  $ 1,000,000 $  1,047,500
Ford Motor Credit Corp., 6.80%, 4/23/01, MTN ........    1,850,000    1,907,813
Ford Motor Credit Corp., Global Bond, 6.50%,
 2/28/02(b) .........................................    3,194,000    3,297,804
General Motors Acceptance Corp., 6.85%, 4/17/01,
 MTN ................................................    1,000,000    1,030,000
General Motors Acceptance Corp., 6.70%, 4/30/01,
 MTN ................................................    1,400,000    1,438,500
                                                                   ------------
                                                                      8,721,617
                                                                   ------------
Computer Software (2.6%):
IBM Corp., 6.45%, 8/1/07(b) .........................    3,000,000    3,221,250
IBM Corp., 6.50%, 1/15/28 ...........................    2,000,000    2,125,000
                                                                   ------------
                                                                      5,346,250
                                                                   ------------
Financial Services (11.9%):
BankAmerica Corp., 7.50%, 10/15/02 ..................      500,000      534,375
Citigroup Inc., 6.63%, 1/15/28 ......................    2,000,000    2,040,000
General Electric Capital Corp., 8.75%, 3/14/03,
 MTN ................................................    1,000,000    1,131,250
General Electric Capital Corp., 8.75%, 5/21/07 ......    3,250,000    3,936,563
Household Finance Corp., 8.38%, 11/15/01 ............    5,000,000    5,362,499
Merrill Lynch & Co., Series B, 6.38%, 10/1/01, MTN ..    5,000,000    5,100,000
Salomon Smith Barney Holdings Inc., Series D, 7.00%,
 3/4/02, MTN ........................................    1,000,000    1,033,750
Traveler's Group, Inc., 7.30%, 5/15/02 ..............    2,000,000    2,087,500
Traveler's Group, Inc., 7.50%, 2/1/03 ...............    3,000,000    3,187,500
                                                                   ------------
                                                                     24,413,437
                                                                   ------------
Food Products (1.0%):
H. J. Heinz Co., 6.38%, 7/15/28 .....................    2,000,000    2,050,000
                                                                   ------------
Government Bond (0.3%):
Province of Ontario, Global Bond, 7.38%, 1/27/03 ....      500,000      538,750
                                                                   ------------
Industrial Goods & Services (3.7%):
E.I. duPont de Nemours & Co., 6.75%, 9/1/07(b) ......    1,300,000    1,421,875
E.I. duPont de Nemours & Co., 6.50%, 1/15/28 ........    2,000,000    2,105,000
Raytheon Co, 5.95%, 3/15/01 .........................    2,500,000    2,518,750
Rockwell International Corp., 6.75%, 9/15/02 ........      500,000      524,375
WMX Technologies, Inc., 7.13%, 6/15/01 ..............    1,000,000    1,038,750
                                                                   ------------
                                                                      7,608,750
                                                                   ------------

Corporate Bonds , continued:
                      Security                          Principal     Market
                     Description                         Amount       Value
                     -----------                       ----------- ------------
Manufacturing--Consumer Goods (2.2%):
Texaco Capital, 6.95%, 10/15/01, MTN ................  $ 2,000,000 $  2,097,500
Texaco Capital, 8.63%, 11/15/31 .....................    1,750,000    2,351,563
                                                                   ------------
                                                                      4,449,063
                                                                   ------------
Telecommunications (2.9%):
Southern New England Telecommunications Corp., Series
 2, 6.50%, 2/15/02, MTN(b) ..........................    5,250,000    5,414,063
United Telephone--Florida, 7.25%, 12/15/04 ..........      500,000      541,875
                                                                   ------------
                                                                      5,955,938
                                                                   ------------
Utilities (0.8%):
Laclede Gas Co., 7.50%, 11/1/07 .....................    1,500,000    1,685,625
                                                                   ------------
TOTAL CORPORATE BONDS                                                60,769,430
                                                                   ------------
U.S. Government Agencies (39.1%)
Federal Home Loan Mortgage Corp. (7.2%):
8.50%, 5/1/01, Pool #200034..........................       25,559       26,469
8.50%, 11/1/01, Pool #200058.........................       58,054       59,904
8.00%, 3/1/02, Pool #215507..........................       62,622       64,070
7.50%, 4/1/02, Pool #200070..........................       67,745       69,163
8.00%, 5/1/02, Pool #216910..........................       21,594       22,093
8.00%, 6/1/02, Pool #218582..........................       43,068       44,064
8.00%, 6/1/02, Pool #219187..........................        7,214        7,381
8.00%, 6/1/02, Pool #218101..........................      146,517      149,905
8.00%, 7/1/02, Pool #501214..........................       95,889       98,106
8.00%, 7/1/02, Pool #217891..........................       20,596       21,072
8.50%, 3/1/05, Pool #380084..........................       61,483       63,443
8.50%, 4/1/05, Pool #380085..........................        5,206        5,372
8.50%, 9/1/05, Pool #503592..........................       12,581       12,982
8.50%, 4/1/06, Gold Pool #E00025.....................       23,245       24,211
5.75%, 4/15/08.......................................    1,500,000    1,548,120
6.00%, 2/1/11, Gold Pool #E62600.....................      499,336      500,739
7.00%, 7/1/11, Gold Pool #E20252.....................      922,130      944,030
6.50%, 1/1/12, Gold Pool #E00465.....................      809,213      822,104
6.00%, 2/1/12, Gold Pool #E00472.....................    2,436,585    2,443,433
8.00%, 1/1/23, Gold Pool #C00225.....................    1,494,412    1,548,106
8.00%, 1/1/23, Gold Pool #D29451.....................      216,878      224,671
6.00%, 12/1/25, Gold Pool #G00427....................    3,252,453    3,214,823
6.00%, 9/1/27, Gold Pool #C00565.....................    2,904,500    2,870,896
                                                                   ------------
                                                                     14,785,157
                                                                   ------------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Government & Corporate Bond Portfolio                          November 30, 1998

U.S. Government Agencies, continued:

                       Security                         Principal     Market
                     Description                         Amount       Value
                     -----------                       ----------- ------------
Federal National Mortgage Assoc. (18.0%):
6.00%, 11/1/00, Pool #190070.......................... $   860,703 $    868,235
6.00%, 5/15/08(b).....................................   3,600,000    3,790,872
7.00%, 7/1/11, Pool #351021...........................   3,374,274    3,453,333
6.50%, 12/1/11, Pool #367838..........................   2,804,713    2,847,653
6.50%, 7/1/12, Pool #370716...........................     561,176      569,768
6.50%, 7/1/12, Pool #393667...........................     863,520      876,741
6.50%, 8/1/12, Pool #251165...........................     830,038      842,746
6.00% 1/1/13, Pool #251501............................   5,588,022    5,596,739
5.50%, 4/1/13, Pool #424880...........................     239,297      235,782
5.50%, 4/1/13, Pool #424277...........................     976,700      962,353
5.50%, 9/1/13, Pool #251980...........................     623,969      614,803
5.50%, 9/1/13, Pool #440221...........................     382,006      376,395
5.50%, 9/1/13, Pool #436276...........................     705,902      695,533
5.50%, 9/1/13, Pool #433600...........................   1,083,195    1,067,283
5.50%, 10/1/13, Pool #443232..........................     687,655      677,553
5.50%, 10/1/13, Pool #447342..........................     318,561      313,881
5.50%, 12/1/13, Pool #445857..........................   3,030,000    2,986,443
6.00%, 2/1/26, Pool #336918...........................   2,631,169    2,599,095
6.00%, 10/1/26, Pool #368935..........................   1,384,019    1,367,148
6.50%, 8/1/27, Pool #395219...........................   1,979,036    1,993,879
6.50%, 8/1/27, Pool #397372...........................   1,873,668    1,887,721
6.50%, 9/1/27, Pool #399040...........................   2,203,187    2,219,710
                                                                   ------------
                                                                     36,843,666
                                                                   ------------
Government National Mortgage Assoc. (14.0%):
9.50%, 2/15/01, Pool #149206..........................       8,967        9,449
9.50%, 9/15/01, Pool #290435..........................      29,104       30,669
8.00%, 1/15/02, Pool #188653..........................     107,460      111,321
8.00%, 3/15/02, Pool #199167..........................      10,496       10,873
8.00%, 4/15/02, Pool #180980..........................      87,750       90,903
8.00%, 7/15/02, Pool #209779..........................      82,917       85,896
9.50%, 10/15/02, Pool #232514.........................      30,731       32,382
6.50%, 9/15/03, Pool #2549............................     183,085      185,086
9.50%, 1/15/06, Pool #298829..........................      53,211       56,072
8.00%, 5/15/06, Pool #303851..........................      86,530       89,639
9.50%, 7/15/07, Pool #331878..........................      62,002       65,335
8.00%, 11/15/07, Pool #339329.........................     309,442      320,560
8.00%, 12/15/07, Pool #338551.........................     243,476      252,224
9.50%, 8/15/09, Pool #400219..........................     499,310      526,148
9.50%, 9/15/09, Pool #377317..........................     139,612      147,116
9.50%, 2/15/10, Pool #392932..........................     386,761      407,550
8.00%, 5/15/10, Pool #398424..........................      32,465       33,631
6.50%, 8/15/10, Pool #387094..........................     150,956      153,927
8.00%, 11/15/10, Pool #414827.........................     264,154      273,645
8.00%, 11/15/10, Pool #410294.........................     842,779      873,060
8.00%, 11/15/10, Pool #405524.........................     174,149      180,406
6.50%, 3/15/11, Pool #408253..........................      91,592       93,395
6.50%, 4/15/11, Pool #421831..........................     394,077      401,833

U.S. Government Agencies, continued:

                                                         Shares
                                                           or
                       Security                         Principal     Market
                     Description                         Amount       Value
                     -----------                       ----------- ------------
6.50%, 4/15/11, Pool #418274.......................... $    89,751 $     91,517
6.50%, 4/15/11, Pool #402546..........................     323,652      330,022
6.50%, 5/15/11, Pool #430822..........................      71,799       73,212
6.50%, 5/15/11, Pool #408304..........................     535,795      546,339
6.50%, 6/15/11, Pool #423833..........................     279,781      285,287
6.50%, 6/15/11, Pool #345631..........................     541,528      552,185
6.50%, 6/15/11, Pool #430820..........................     644,020      656,695
6.50%, 6/15/11, Pool #421731..........................      94,064       95,915
6.50%, 7/15/11, Pool #345749..........................     301,973      307,916
6.50%, 8/15/11, Pool #426911..........................     351,109      358,019
8.50%, 4/15/17, Pool #212112..........................   1,575,072    1,667,104
8.00%, 4/15/22, Pool #320818..........................   1,006,230    1,047,737
7.50%, 1/15/23, Pool #331839..........................   2,704,454    2,796,567
8.00%, 1/15/23, Pool #331841..........................   1,427,939    1,486,842
7.50%, 4/15/23, Pool #343195..........................     729,177      754,013
9.00%, 3/15/25, Pool #404067..........................     815,116      868,857
6.50%, 4/15/26, Pool #422323..........................     921,066      931,133
6.50%, 4/15/26, Pool #415721..........................     907,421      917,339
6.50%, 5/15/26, Pool #417388..........................     881,063      890,693
6.50%, 6/15/26, Pool #423801..........................   4,378,043    4,425,896
7.00%, 9/15/27, Pool #455304..........................     391,034      400,684
6.50%, 10/15/28, Pool #434031.........................     695,385      702,985
6.50%, 10/15/28, Pool #482771.........................   4,062,235    4,106,636
                                                                   ------------
                                                                     28,724,713
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES                                       80,353,536
                                                                   ------------
U.S. Treasury Bonds (13.8%):
7.50%, 11/15/16.......................................   3,000,000    3,758,340
8.75%, 5/15/17(b).....................................   1,675,000    2,352,504
8.88%, 8/15/17........................................   2,865,000    4,066,409
8.88%, 2/15/19(b).....................................   4,150,000    5,956,080
8.75%, 8/15/20........................................   2,183,000    3,132,605
8.00%, 11/15/21(b)....................................   6,700,000    9,041,650
                                                                   ------------
TOTAL U.S. TREASURY BONDS                                            28,307,588
                                                                   ------------
U.S. Treasury Notes (13.1%):
5.75%, 9/30/99(b).....................................  11,350,000   11,449,539
6.25%, 8/31/02(b).....................................   3,995,000    4,209,252
6.63%, 5/15/07(b).....................................   5,845,000    6,566,098
6.13%, 8/15/07(b).....................................   3,850,000    4,197,771
5.63%, 5/15/08(b).....................................     500,000      531,825
                                                                   ------------
TOTAL U.S. TREASURY NOTES                                            26,954,485
                                                                   ------------
Investment Companies (3.9%):
Federated Money Market Trust..........................   7,995,976    7,995,976
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                            7,995,976
                                                                   ------------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Government & Corporate Bond Portfolio                          November 30, 1998

Short-Term Securities Held as Collateral (10.5%):
                    Security                      Principal     Market
                  Description                       Amount      Value
                  -----------                     ---------- ------------
Repurchase agreements (10.5%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased
 on 11/30/98, proceeds at maturity $7,293,560,
 collateralized by $9,064,039 various U.S.
 Government Agency securities, 0.00%-8.50%,
 12/3/98-9/11/28, market value $7,436,805)......  $7,292,415 $  7,292,415
Nationsbanc Montgomery Securities, Inc., 5.68%,
 12/1/98 (Purchased on 11/30/98, proceeds at
 maturity $828,819, collateralized by $929,639
 various U.S. Government Agency mortgages,
 0.00%-10.50%, 5/1/00-12/1/28, market value
 $845,262)......................................     828,688      828,688
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $3,646,760,
 collateralized by $18,525,966 various U.S.
 Government Agency mortgages, 0.00%-8.00%,
 10/25/99-8/1/28, market value $3,719,132)......   3,646,208    3,646,208
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased
 on 11/30/98, proceeds at maturity $2,453,718,
 collateralized by $2,877,298 various U.S.
 Treasury Notes, 3.63%-8.75%, 10/31/99-11/15/28,
 market value $2,502,420).......................   2,453,353    2,453,353
Paribas Capital Markets, 5.30%, 12/1/98
 (Purchased on 11/30/98, proceeds at maturity
 $7,293,489, collateralized by $8,726,017
 various U.S. Treasury Notes, 0.00%-8.88%,
 12/10/98-4/15/28, market value $7,438,264).....   7,292,416    7,292,416
                                                             ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL.............    21,513,080
                                                             ------------
TOTAL INVESTMENTS
 (Cost $218,397,288) (a) (110.0%)..........................   225,894,095
Liabilities in excess of other assets (-10.0%).............   (20,602,396)
                                                             ------------
TOTAL NET ASSETS--100.0%...................................  $205,291,699
                                                             ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.... $7,835,922
      Unrealized depreciation....  ( 339,115)
                                  ----------
      Net unrealized apprecia-
       tion...................... $7,496,807
                                  ==========

(b) A portion of this security was loaned as of November 30, 1998.

MTN Medium Term Note
                       See notes to financial statements

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1998

Assets:
Investments, at value (cost $196,884,208) ...........             $204,381,015
Repurchase agreements, at value
 (cost $21,513,080)..................................               21,513,080
                                                                  ------------
 Total Investments...................................              225,894,095
Interest and dividends receivable ...................                1,894,647
Receivable for capital shares issued ................                   11,753
Receivable for investments sold .....................                   69,537
Prepaid expenses and other assets ...................                    1,730
                                                                  ------------
 Total Assets .......................................              227,871,762
Liabilities:
Payable to custodian for overdraft .................. $        29
Dividends payable....................................     943,731
Payable for capital shares redeemed  ................         620
Payable for return of collateral received ...........  21,513,080
Accrued expenses and other payables:
 Investment advisory fees ...........................      75,663
 Administration fees ................................       3,921
 Distribution and administrative services fees ......       6,911
 Custodian fees .....................................      15,973
 Other liabilities ..................................      20,135
                                                      -----------
 Total Liabilities ..................................               22,580,063
                                                                  ------------
Net Assets:
Capital .............................................              193,979,238
Undistributed net investment income .................                  273,847
Accumulated net realized gains from investment
 transactions .......................................                3,541,807
Net unrealized appreciation from investments ........                7,496,807
                                                                  ------------
Net Assets ..........................................             $205,291,699
                                                                  ============
Investor A Shares
 Net Assets .........................................             $  4,927,499
 Shares .............................................                  459,506
 Redemption price per share .........................                   $10.72
                                                                        ======
Maximum Sales Charge -- Investor A Shares ...........                     4.50%
Maximum Offering Price (100%/(100% -- Maximum Sales
 Charge) of net asset value adjusted to the nearest
 cent) per share ....................................                   $11.23
                                                                        ======
Investor B Shares
 Net Assets .........................................             $    661,548
 Shares .............................................                   61,567
 Offering price per share* ..........................                   $10.75
                                                                        ======
Trust Shares
 Net Assets .........................................             $178,867,776
 Shares .............................................               16,654,021
 Offering and redemption price per share ............                   $10.74
                                                                        ======
Institutional Shares
 Net Assets .........................................             $ 20,834,876
 Shares .............................................                1,939,488
 Offering and redemption price per share ............                   $10.74
                                                                        ======

-----
* Redemption price of Investor B Shares varies based on length of time held.

Statement of Operations
                                            For the year ended November 30, 1998

Investment Income:
Interest income......................................              $12,783,826
Dividend income......................................                   93,018
Income from securities lending.......................                   64,584
                                                                   -----------
 Total Income........................................               12,941,428
Expenses:
Investment advisory fees.............................    $913,543
Administration fees..................................     406,019
Distribution and services fees,
 Investor A
 Shares..............................................      14,237
Distribution and services fees,
 Investor B
 Shares..............................................       5,811
Administrative services fees,
 Trust Shares........................................     534,815
Administrative services fees,
 Institutional
 Shares..............................................      58,233
Accounting fees......................................      27,233
Custodian fees.......................................      62,438
Directors' fees and expenses.........................       3,401
Transfer agent fees..................................      53,233
Other fees...........................................      80,587
                                                         --------
 Total expenses before voluntary
  fee reductions.....................................                2,159,550
 Expenses voluntarily reduced........................                 (737,819)
                                                                   -----------
 Net Expenses........................................                1,421,731
                                                                   -----------
Net investment income................................               11,519,697
                                                                   -----------
Realized/Unrealized Gains from
 Investments:
Net realized gains from investment
 transactions........................................                5,187,984
Net change in unrealized appreciation from
 investments.........................................                1,941,908
                                                                   -----------
Net
 realized/unrealized gains from
 investments.........................................                7,129,892
                                                                   -----------
Change in net assets resulting
 from operations.....................................              $18,649,589
                                                                   ===========

                       See notes to financial statements

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1998          1997
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 11,519,697  $  9,597,659
 Net realized gains (losses) from investment trans-
  actions..........................................    5,187,984       (18,762)
 Net change in unrealized appreciation from invest-
  ments............................................    1,941,908       653,623
                                                    ------------  ------------
Change in net assets resulting from operations.....   18,649,589    10,232,520
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................     (256,880)     (259,040)
Distributions to Investor B Shareholders:
 From net investment income........................      (27,341)      (26,993)
Distributions to Trust Shareholders:
 From net investment income........................  (10,184,841)   (8,442,748)
Distributions to Institutional Shareholders:
 From net investment income........................   (1,050,635)     (868,878)
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................  (11,519,697)   (9,597,659)
                                                    ------------  ------------
Change in net assets from capital transactions.....    3,251,931    32,534,114
                                                    ------------  ------------
Change in net assets...............................   10,381,823    33,168,975
Net Assets:
 Beginning of period...............................  194,909,876   161,740,901
                                                    ------------  ------------
 End of period..................................... $205,291,699  $194,909,876
                                                    ============  ============


                       See notes to financial statements

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

 Statement of Cash Flows

                                                                     For the
                                                                   year ended
                                                                  November 30,
                                                                      1998
                                                                  -------------
Cash Flows from Operating Activities:
 Net investment income..........................................  $  11,519,697
 Adjustments to reconcile net investment income to net cash
  provided by operating activities:
 Cost of investment securities..................................   (248,622,453)
 Proceeds from disposition of investment securities.............    250,297,650
 Cost of investments purchased with cash collateral from
  securities lending............................................    (21,513,080)
 Decrease in dividends and interest receivable..................        150,659
 Increase in payable for return of collateral received from
  securities lending............................................     21,513,080
 Increase in accrued expenses...................................         21,561
 Decrease in prepaid expenses...................................          4,073
                                                                  -------------
 Net cash provided by operating activities......................     13,371,187
                                                                  -------------
Cash Flows from Financing Activities:
 Proceeds from shares issued....................................     29,511,702
 Cost of shares redeemed........................................    (36,921,815)
 Cash distributions paid........................................     (5,961,553)
                                                                  -------------
 Net cash used in financing activities..........................    (13,371,666)
                                                                  -------------
Decrease in cash................................................           (479)
Cash:
 Beginning balance..............................................            450
                                                                  -------------
 Ending balance.................................................  $         (29)
                                                                  =============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $5,464,042 and converted common trust assets of $5,424,810.


                       See notes to financial statements

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio

 Financial Highlights, Investor A Shares

                                    For the years ended November 30,
                                   -------------------------------------------
                                    1998    1997      1996     1995    1994(a)
                                   ------   ------   ------   ------   -------
Net Asset Value, Beginning of
 Period........................... $10.35   $10.34   $10.53   $ 9.64   $10.65
                                   ------   ------   ------   ------   ------
Investment Activities
 Net investment income............   0.57     0.56     0.64     0.61     0.60
 Net realized and unrealized gains
  (losses) from investments.......   0.37     0.01    (0.19)    0.89    (0.94)
                                   ------   ------   ------   ------   ------
 Total from Investment
  Activities......................   0.94     0.57     0.45     1.50    (0.34)
                                   ------   ------   ------   ------   ------
Distributions
 Net investment income............  (0.57)   (0.56)   (0.64)   (0.61)   (0.60)
 In excess of realized gains......     --       --       --       --    (0.07)
                                   ------   ------   ------   ------   ------
 Total Distributions..............  (0.57)   (0.56)   (0.64)   (0.61)   (0.67)
                                   ------   ------   ------   ------   ------
Net Asset Value, End of Period.... $10.72   $10.35   $10.34   $10.53   $ 9.64
                                   ======   ======   ======   ======   ======
Total Return (excludes sales
 charge)..........................   9.31 %   5.78 %   4.51 %  15.98 %  (3.32)%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)............................ $4,927   $4,774   $4,915   $5,496   $5,167
Ratio of expenses to average net
 assets...........................   0.96 %   0.95 %   0.95 %   0.95 %   0.95 %
Ratio of net investment income to
 average net assets...............   5.41 %   5.46 %   6.06 %   6.03 %   6.00 %
Ratio of expenses to average net
 assets*..........................   1.06 %   1.05 %   1.05 %   1.05 %   1.05 %
Portfolio turnover**..............  91.14 % 140.72 % 149.20 %  59.32 %  50.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.

 Financial Highlights, Investor B Shares

                                       For the year ended        March 1, 1995
                                          November 30,                to
                                      ------------------------   November 30,
                                       1998     1997     1996       1995(a)
                                      ------   ------   ------   -------------
Net Asset Value, Beginning of
 Period.............................. $10.37   $10.34   $10.53      $ 9.92
                                      ------   ------   ------      ------
Investment Activities
 Net investment income...............   0.50     0.49     0.57        0.38
 Net realized and unrealized gains
  (losses) from investments..........   0.38     0.03    (0.19)       0.61
                                      ------   ------   ------      ------
 Total from Investment Activities....   0.88     0.52     0.38        0.99
                                      ------   ------   ------      ------
Distributions
 Net investment income...............  (0.50)   (0.49)   (0.57)      (0.38)
                                      ------   ------   ------      ------
 Total Distributions.................  (0.50)   (0.49)   (0.57)      (0.38)
                                      ------   ------   ------      ------
Net Asset Value, End of Period....... $10.75   $10.37   $10.34      $10.53
                                      ======   ======   ======      ======
Total Return (excludes sales
 charge).............................   8.65 %   5.26 %   3.79 %     15.27 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000).... $  662   $  545   $  511      $  106
Ratio of expenses to average net
 assets..............................   1.66 %   1.65 %   1.65 %      1.65 %(c)
Ratio of net investment income to
 average net assets..................   4.70 %   4.84 %   5.37 %      5.19 %(c)
Ratio of expenses to average net
 assets*.............................   1.76 %   1.75 %   1.75 %      1.75 %(c)
Portfolio turnover**.................  91.14 % 140.72 % 149.20 %     59.32 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.

THE ARCH FUND, INC.
Government & Corporate Bond Portfolio


 Financial Highlights, Trust Shares

                               For the years ended November 30,
                         ----------------------------------------------------
                           1998       1997       1996       1995       1994
                         --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  10.37   $  10.34   $  10.53   $   9.64   $  10.65
                         --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.60       0.59       0.67       0.64       0.63
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.37       0.03      (0.19)      0.89      (0.94)
                         --------   --------   --------   --------   --------
 Total from Investment
  Activities............     0.97       0.62       0.48       1.53      (0.31)
                         --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.60)     (0.59)     (0.67)     (0.64)     (0.63)
 In excess of realized
  gains.................       --         --         --         --      (0.07)
                         --------   --------   --------   --------   --------
 Total Distributions....    (0.60)     (0.59)     (0.67)     (0.64)     (0.70)
                         --------   --------   --------   --------   --------
Net Asset Value, End of
 Period................. $  10.74   $  10.37   $  10.34   $  10.53   $   9.64
                         ========   ========   ========   ========   ========
Total Return............     9.63 %     6.32 %     4.82 %    16.31 %    (3.03)%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $178,868   $172,637   $141,440   $127,741   $132,577
Ratio of expenses to
 average net assets.....     0.66 %     0.65 %     0.65 %     0.65 %     0.65 %
Ratio of net investment
 income to average net
 assets.................     5.71 %     5.85 %     6.36 %     6.32 %     6.25 %
Ratio of expenses to
 average net assets*....     1.06 %     1.05 %     0.75 %     0.75 %     1.05 %
Portfolio turnover**....    91.14 %   140.72 %   149.20 %    59.32 %    50.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


Financial Highlights, Institutional Shares

                               For the years ended November 30,
                         ----------------------------------------------------
                           1998       1997       1996       1995     1994 (a)
                         --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of Period.... $  10.37   $  10.34   $  10.53   $   9.64   $  10.65
                         --------   --------   --------   --------   --------
Investment Activities
 Net investment income..     0.57       0.56       0.64       0.61       0.60
 Net realized and
  unrealized gains
  (losses) from
  investments...........     0.37       0.03      (0.19)      0.89      (0.94)
                         --------   --------   --------   --------   --------
 Total from Investment
  Activities............     0.94       0.59       0.45       1.50      (0.34)
                         --------   --------   --------   --------   --------
Distributions
 Net investment income..    (0.57)     (0.56)     (0.64)     (0.61)     (0.60)
 In excess of realized
  gains.................       --         --         --         --      (0.07)
                         --------   --------   --------   --------   --------
 Total Distributions....    (0.57)     (0.56)     (0.64)     (0.61)     (0.67)
                         --------   --------   --------   --------   --------
Net Asset Value, End of
 Period................. $  10.74   $  10.37   $  10.34   $  10.53   $   9.64
                         ========   ========   ========   ========   ========
Total Return............     9.30 %     6.00 %     4.51 %    15.98 %    (3.32)%
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $ 20,835   $ 16,954   $ 14,875   $  9,413   $  5,965
Ratio of expenses to
 average net assets.....     0.96 %     0.95 %     0.95 %     0.95 %     0.96 %
Ratio of net investment
 income to average net
 assets.................     5.41 %     5.55 %     6.06 %     6.01 %     6.03 %
Ratio of expenses to
 average net assets*....     1.06 %     1.05 %     1.05 %     1.05 %     1.07 %
Portfolio turnover**....    91.14 %   140.72 %   149.20 %    59.32 %    50.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On January 3, 1994, the Portfolio issued a new series of shares which were designated as "Institutional" Shares. The financial highlights presented for the period prior to January 3, 1994 represent financial highlights applicable to the Investor Shares.

                   ARCH U.S. Government Securities Portfolio

  Q. What were the conditions in the Treasury market during the recent 12-month period ended November 30, 1998?

  A. The Treasury market benefited from several factors during the period. Investors concerned that the global economic crisis could worsen sought safety and liquidity in Treasury securities. Moreover, fears that global economic problems would dampen U.S. economic growth led the Federal Reserve Board to cut interest rates three times late in the period. Those interest rate cuts helped drive rates on the 30-year Treasury lower, from 6.0% at the beginning of the period to 5.0% on November 30, 1998.

  Q. How did you manage the Portfolio in those conditions?

  A. We significantly increased the Portfolio's weightings in agency and mortgage pass-through securities while reducing its weighting in Treasury issues. We made those changes because investors' flight to high-quality issues such as Treasuries led to higher relative yields on lower-rated bonds. At the beginning of the period, we held 56.5% of the Portfolio's assets in Treasuries and 41.4% in mortgage pass-throughs. We adjusted our weighting in those sectors later in the period to 13.7% and 69.8%, respectively, and increased the Portfolio's weighting in agency securities to 14.6%.*

  Q. How did you manage the Portfolio's average maturity?

  A. We extended the average maturity of the Portfolio's holdings to take advantage of the higher yields on longer term issues. The Federal Reserve's interest rate cuts indicated that the Fed does not expect inflation to rise, which contributed to our decision to extend the maturity of the Portfolio. The Portfolio's average maturity began the period at 3.9 years and finished the period at 6.0 years.

  Q. What is your outlook for the bond market and the economy during the upcoming year?

  A. We do not expect a recession. The Federal Reserve's rate cuts have added liquidity to the market. Moreover, the Fed could lower rates further if the deflationary environment overseas worsens and threatens the U.S. economy. We will continue to move assets out of Treasuries and into agencies and mortgage pass-throughs as long as we believe those securities offer good opportunities to lock in more attractive yields for the Portfolio.
-----
* Portfolio composition is subject to change.

                 The ARCH U.S. Government Securities Portfolio

        [ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO CHART APPEARS HERE]

 Value of a $10,000 Investment
                                                               Lehman Brothers
                                                                 Intermediate
             Investor A       Invester A        Investor B        Government
              (No Load)         (Load)*         (No CDSC)         Bond Index
              ---------         ------          ----------        ----------

11/30/88        10,000           9,750            10,000            10,000
11/30/89        11,001          10,726            11,001            11,247
11/30/90        12,061          11,760            12,061            12,190
11/30/91        13,549          13,211            13,549            13,766
11/30/92        14,522          14,159            14,522            14,885
11/30/93        15,976          15,577            15,976            16,244
11/30/94        15,474          15,088            15,474            15,973
11/30/95        17,738          17,295            17,460            18,158
11/30/96        18,547          18,083            18,130            19,185
11/30/97        19,511          19,024            18,941            20,390
11/30/98        21,446          20,902            20,693            22,209
*  Reflects 2.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)

                           Average Annual Total Return
                                 as of 11/30/98
                                                        10
                                                       Years
                                1 Year    5 Year     (6/2/88)
                                ------    ------     --------

 Investor A (No Load)            6.66%     5.43%       7.60%

 Investor A*                     4.02%     4.89%       7.34%

 Investor B (No CDSC)            6.02%     4.68%       7.22%

 Investor B (CDSC)**             1.02%     4.52%       7.22%

        [ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment
                                               Lehman Brothers Intermediate
                 Trust       Institutional         Goverment Bond Index
                 -----       -------------         --------------------

11/30/88        10,000          10,000                    10,000
11/30/89        11,001          11,001                    11,247
11/30/90        12,061          12,061                    12,190
11/30/91        13,580          13,549                    13,766
11/30/92        14,598          14,522                    14,885
11/30/93        16,107          15,976                    16,244
11/30/94        15,647          15,424                    15,973
11/30/95        17,990          17,685                    18,158
11/30/96        18,866          18,487                    19,185
11/30/97        19,906          19,430                    20,390
11/30/98        21,946          21,358                    22,209

                           Average Annual Total Return
                                 as of 11/30/98
                          1 Year     5 Year     10 Years
                          ------     ------     --------

Trust                     6.98%      5.74%       7.85%
Institutional             6.67%      5.34%       7.56%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH U.S. Government Securities Portfolio is measured against the unmanaged Lehman Brothers Intermediate Government Bond Index, which is generally representative of the total return of intermediate-term U.S. Government securities. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares, which has been restated to reflect the contingent deferred sales charges payable by shareholders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  The Investor B (CDSC) is not included on the above graph due to the fact that the performance is now over 6 years, and the CDSC charges no longer apply. The performance for the Investor B (CDSC) will now mirror Investor B (No CDSC) performance.

  Institutional shares were initially offered on June 7, 1994. The performance figures for Institutional shares for periods prior to such date represent the performance for Investor A shares of the Portfolio.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
U.S. Government Securities Portfolio                           November 30, 1998

U.S. Government Agencies (84.3%)



                     Security                      Principal     Market
                    Description                      Amount      Value
                    -----------                    ---------- ------------
Federal Home Loan Bank (14.5%):
5.52%, 4/9/01, Series 3101........................ $5,000,000 $  5,069,500
5.75%, 4/30/01, Series 4901.......................  3,000,000    3,058,590
5.13%, 9/15/03....................................  5,000,000    5,023,800
5.67%, 9/11/08, Series KS08.......................  2,000,000    2,041,180
                                                              ------------
                                                                15,193,070
                                                              ------------
Federal Home Loan Mortgage Corp. (25.9%):
9.50%, 9/1/04, Pool #380053.......................     11,035       11,684
8.50%, 3/1/06, Gold Pool #E00022..................    169,872      176,932
7.50%, 4/1/08, Gold Pool #E45929..................    335,701      345,561
6.00%, 2/1/11, Gold Pool #E62600..................    428,003      429,205
6.50%, 2/1/11, Gold Pool #E00419..................    660,746      671,272
7.00%, 7/1/11, Gold Pool #E20252..................    612,380      626,924
7.00%, 11/1/11, Gold Pool #E65619.................    388,988      398,227
6.50%, 1/1/12, Gold Pool #E00465..................    817,306      830,325
6.00%, 2/1/12, Gold Pool #E66284..................  1,204,537    1,207,921
6.50%, 2/1/12, Gold Pool #E66172..................    569,684      578,760
6.50%, 2/1/12, Gold Pool #E66272..................    669,184      679,844
6.00%, 3/1/12, Gold Pool #E66474..................    934,295      936,921
7.50%, 9/1/12, Gold Pool #G10735..................  3,451,839    3,553,219
5.50%, 12/1/12, Gold Pool #E68353.................  7,092,605    6,995,080
6.00%, 3/1/13, Gold Pool #E69338..................    962,864      965,569
6.00%, 4/1/13, Pool #E00543.......................  1,922,754    1,928,157
6.00%, 4/1/13, Pool #E70028.......................    943,318      945,969
6.00%, 5/1/13, Gold Pool #E00549..................  4,839,918    4,853,517
6.00%, 3/1/28, Gold Pool #D87129..................    987,860      976,431
                                                              ------------
                                                                27,111,518
                                                              ------------
Federal National Mortgage Assoc. (34.3%):
6.11%, 9/20/00....................................  4,000,000    4,084,240
6.00%, 11/1/00, Pool #190070......................    430,352      434,117
5.36%, 2/16/01, MTN...............................  5,000,000    5,049,250
6.40%, 5/2/01, MTN (b)............................  5,000,000    5,171,199
6.00%, 3/1/11, Pool #340503.......................    835,708      837,012
6.50%, 5/1/11, Pool #335713.......................    837,444      850,266
6.50%, 5/1/11, Pool #346276.......................    607,587      616,889
6.50%, 7/1/11, Pool #351761.......................    710,084      720,956
6.50%, 7/1/11, Pool #250613.......................  1,545,755    1,569,420
7.00%, 11/1/11, Pool #349630......................    277,537      284,040
7.00%, 11/1/11, Pool #250738......................    285,335      292,020
7.00%, 11/1/11, Pool #351122......................    200,752      205,456
6.50%, 12/1/11, Pool #367868......................    910,408      924,346
6.50%, 12/1/11, Pool #368127......................    864,897      878,139
6.50%, 12/1/11, Pool #250781......................  1,583,096    1,607,333
5.50%, 3/1/13, Pool #420158.......................  1,862,214    1,834,858
6.00%, 4/1/13, Pool #425550.......................  3,149,209    3,154,122
6.00%, 4/1/13, Pool #251656.......................    952,625      954,111
6.50%, 8/1/13, Pool #251901.......................  2,445,687    2,483,131
8.00%, 7/1/24, Pool #190264.......................    911,844      944,899
6.50%, 10/1/27, Pool #400141......................  2,933,034    2,955,031
                                                              ------------
                                                                35,850,835
                                                              ------------
Government National Mortgage Assoc. (9.6%):
8.00%, 1/15/07, Pool #315126......................    145,504      150,732
6.50%, 5/15/08, Pool #340791......................     53,487       54,540
9.00%, 7/15/09, Pool #390782......................    236,858      249,293
9.00%, 11/15/09, Pool #359559.....................    222,876      234,577
8.00%, 10/15/10, Pool #414750.....................    379,542      393,178

U.S. Government Agencies, continued

                                                    Shares
                                                      or
                    Security                       Principal     Market
                   Description                      Amount       Value
                   -----------                    ----------- ------------
Government National Mortgage Assoc., continued:
6.50%, 11/15/10, Pool #414786...................  $    95,124 $     96,996
6.50%, 2/15/11, Pool #373569....................      285,552      291,171
6.50%, 3/15/11, Pool #344973....................      302,204      308,151
6.50%, 3/15/11, Pool #416179....................       46,481       47,396
6.50%, 3/15/11, Pool #406466....................      362,255      369,384
6.50%, 3/15/11, Pool #408253....................      339,724      346,410
6.50%, 3/15/11, Pool #410935....................      542,295      552,967
6.50%, 4/15/11, Pool #422652....................      351,152      358,063
6.50%, 4/15/11, Pool #416060....................      596,165      607,898
6.50%, 5/15/11, Pool #422814....................       52,803       53,842
6.50%, 5/15/11, Pool #408304....................      310,838      316,955
6.50%, 5/15/11, Pool #433036....................      120,207      122,573
6.50%, 6/15/11, Pool #421731....................      221,497      225,856
6.50%, 6/15/11, Pool #432993....................      105,720      107,800
6.50%, 7/15/11, Pool #433088....................      749,545      764,296
6.50%, 7/15/11, Pool #424521....................      270,583      275,908
8.50%, 5/15/17, Pool #219152....................      104,659      110,775
8.50%, 6/15/21, Pool #307921....................      138,317      146,399
7.50%, 12/15/22, Pool #347332...................    1,039,979    1,075,402
8.00%, 5/15/23, Pool #352469....................      434,602      452,530
9.50%, 1/15/25, Pool #384421....................      111,588      120,479
9.50%, 2/15/25, Pool #401796....................      160,223      172,990
9.50%, 2/15/25, Pool #365292....................      397,891      429,595
9.50%, 2/15/25, Pool #392967....................        2,276        2,457
9.50%, 3/15/25, Pool #407257....................      121,334      131,002
9.50%, 4/15/25, Pool #386741....................      122,332      132,079
7.00%, 9/15/27, Pool #455304....................      293,275      300,513
7.00%, 8/15/28, Pool #482697....................      997,329    1,021,943
                                                              ------------
                                                                10,024,150
                                                              ------------
TOTAL U.S. GOVERNMENT AGENCIES                                  88,179,573
                                                              ------------
U.S. Treasury Notes (13.7%)
6.38%, 5/15/99(b)...............................    4,050,000    4,080,941
7.75%, 11/30/99(b)..............................    3,150,000    3,243,461
7.75%, 12/31/99(b)..............................    1,250,000    1,290,600
6.13%, 7/31/00..................................      275,000      281,718
6.25%, 2/28/02(b)...............................    1,250,000    1,309,500
5.75%, 8/15/03(b)...............................      400,000      418,204
7.25%, 5/15/04..................................      350,000      392,501
6.63%, 5/15/07(b)...............................    2,960,000    3,325,175
                                                              ------------
TOTAL U.S. TREASURY NOTES                                       14,342,100
                                                              ------------
Investment Companies (1.8%)
Federated Trust for U.S. Treasury Obligations...    1,924,300    1,924,300
                                                              ------------
TOTAL INVESTMENT COMPANIES                                       1,924,300
                                                              ------------
Short-Term Securities Held as Collateral (5.2%)
Repurchase agreements (5.2%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased
 on 11/30/98, proceeds at maturity $1,828,095,
 collateralized by $2,271,856 various U.S.
 Government Agency securities, 0.00%-8.50%,
 12/3/98-9/11/28, market value $1,863,998)......    1,827,808    1,827,808

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
U.S. Government Securities Portfolio                           November 30, 1998

Short-Term Securities Held as Collateral, continued

                      Security                        Principal     Market
                    Description                        Amount       Value
                    -----------                      ----------- ------------
Nationsbanc Montgomery Securities, Inc., 5.68%,
 12/1/98 (Purchased on 11/30/98, proceeds at
 maturity $207,739, collateralized by $233,009
 various U.S. Government Agency mortgages, 0.00%-
 10.50%, 5/1/00-12/1/28, market value $211,861)....  $   207,706 $    207,706
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $914,042,
 collateralized by $4,643,441 various U.S.
 Government Agency mortgages, 0.00%-8.00%,
 10/25/99-8/1/28, market value $932,182)...........      913,904      913,904
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $615,012,
 collateralized by $721,180 various U.S. Treasury
 Notes, 3.63%-8.75%, 10/31/99-11/15/28, market
 value $627,219)...................................      614,921      614,921
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased
 on 11/30/98, proceeds at maturity $1,828,077,
 collateralized by $2,187,133 various U.S. Treasury
 Notes, 0.00%-8.88%, 12/10/98-4/15/28, market value
 $1,864,364).......................................    1,827,807    1,827,807
                                                                 ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                      5,392,146
                                                                 ------------
TOTAL INVESTMENTS
 (Cost $107,987,185)(a) (105.0%)...............................   109,838,119
Liabilities in excess of other assets (-5.0%)..................    (5,202,675)
                                                                 ------------
TOTAL NET ASSETS (100.0%)......................................  $104,635,444
                                                                 ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.... $1,898,558
      Unrealized depreciation....    (47,624)
                                  ----------
      Net unrealized apprecia-
       tion...................... $1,850,934
                                  ==========

(b) A portion of this security was loaned as of November 30, 1998.

MTN--Medium Term Note.
                       See notes to financial statements

THE ARCH FUND, INC.
U.S. Government Securities Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1998

Assets:
Investments, at value (cost $102,595,039).............            $104,445,973
Repurchase agreements, at value
 (cost $5,392,146)....................................               5,392,146
                                                                  ------------
 Total investments....................................             109,838,119
Cash..................................................                     788
Interest and dividends receivable.....................                 714,657
Receivable for investments sold.......................                  18,086
Prepaid expenses and other assets.....................                     587
                                                                  ------------
 Total Assets.........................................             110,572,237
Liabilities:
Dividends payable..................................... $  467,995
Payable for capital shares redeemed...................     10,180
Payable for return of collateral received.............  5,392,146
Accrued expenses and other payables:
 Investment advisory fees.............................     38,573
 Administration fees..................................      2,003
 Distribution and administrative services fees........      2,782
 Custodian fees.......................................      8,205
 Other liabilities....................................     14,909
                                                       ----------
 Total Liabilities....................................               5,936,793
                                                                  ------------
Net Assets:
Capital...............................................             103,146,785
Undistributed net investment income...................                 331,917
Accumulated net realized losses from investment
 transactions.........................................                (694,192)
Net unrealized appreciation from investments..........               1,850,934
                                                                  ------------
Net Assets............................................            $104,635,444
                                                                  ============
Investor A Shares
 Net Assets...........................................            $  4,663,726
 Shares...............................................                 434,198
 Redemption price per share...........................                  $10.74
                                                                        ======
Maximum Sales Charge--Investor A Shares...............                    2.50%
 Maximum Offering Price (100%/(100%-- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share.....................................                  $11.02
                                                                        ======
Investor B Shares
 Net Assets...........................................            $    148,897
 Shares...............................................                  13,858
 Offering price per share*............................                  $10.74
                                                                        ======
Trust Shares
 Net Assets...........................................            $ 93,683,116
 Shares...............................................               8,721,546
 Offering and redemption price per share..............                  $10.74
                                                                        ======
Institutional Shares
 Net Assets...........................................            $  6,139,705
 Shares...............................................                 573,578
 Offering and redemption price per share..............                  $10.70
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income...........................................          $6,367,129
Dividend income...........................................              52,866
Income from securities lending............................              30,730
                                                                    ----------
 Total Income.............................................           6,450,725
Expenses:
Investment advisory fees.................................. $459,828
Administration fees.......................................  204,368
Distribution and services fees, Investor A Shares.........   14,554
Distribution and services fees, Investor B Shares.........    3,933
Administrative services fees, Trust Shares................  271,444
Administrative services fees, Institutional Shares........   19,374
Accounting fees...........................................   18,533
Custodian fees............................................   31,466
Directors' fees and expenses..............................    1,338
Transfer agent fees.......................................   27,456
Other fees................................................   44,313
                                                           --------
 Total expenses before voluntary fee reductions...........           1,096,607
 Expenses voluntarily reduced.............................            (373,625)
                                                                    ----------
 Net Expenses.............................................             722,982
                                                                    ----------
Net investment income.....................................           5,727,743
                                                                    ----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions..........             (15,513)
Net change in unrealized appreciation from investments....           1,182,911
                                                                    ----------
Net realized/unrealized gains from investments............           1,167,398
                                                                    ----------
Change in net assets resulting from operations............          $6,895,141
                                                                    ==========

                       See notes to financial statements

THE ARCH FUND, INC
U.S. Government Securities Portfolio

 Statements of Changes in Net Assets

                                                       For the       For the
                                                      year ended    year ended
                                                     November 30,  November 30,
                                                         1998          1997
                                                     ------------  ------------
From Investment Activities:
Operations:
 Net investment income.............................. $  5,727,743  $ 4,610,849
 Net realized losses from investment transactions...      (15,513)    (202,303)
 Net change in unrealized appreciation from invest-
  ments.............................................    1,182,911       17,120
                                                     ------------  -----------
Change in net assets resulting from operations......    6,895,141    4,425,666
                                                     ------------  -----------
Distributions to Investor A Shareholders:
 From net investment income.........................     (259,301)    (323,804)
Distributions to Investor B Shareholders:
 From net investment income.........................      (18,379)     (21,080)
Distributions to Trust Shareholders:
 From net investment income.........................   (5,105,111)  (3,973,203)
Distributions to Institutional Shareholders:
 From net investment income.........................     (344,952)    (292,762)
                                                     ------------  -----------
Change in net assets from shareholder distribu-
 tions..............................................   (5,727,743)  (4,610,849)
                                                     ------------  -----------
Change in net assets from capital transactions......   18,019,409   15,810,160
                                                     ------------  -----------
Change in net assets................................   19,186,807   15,624,977
Net Assets:
 Beginning of period................................   85,448,637   69,823,660
                                                     ------------  -----------
 End of period...................................... $104,635,444  $85,448,637
                                                     ============  ===========


                       See notes to financial statements

THE ARCH FUND, INC
U.S. Government Securities Portfolio

 Statement of Cash Flows

                                                                     For the
                                                                   year ended
                                                                  November 30,
                                                                      1998
                                                                  -------------
Cash Flows from Operating Activities:
 Net investment income..........................................  $   5,727,743
 Adjustments to reconcile net investment income to net cash used in operating activities:
 Cost of investment securities..................................   (123,385,470)
 Proceeds from disposition of investment securities.............    105,062,393
 Cost of investments purchased with cash collateral from securi-
  ties lending..................................................     (5,392,146)
 Decrease in dividends and interest receivable..................        201,214
 Increase in payable for return of collateral received from se-
  curities lending..............................................      5,392,146
 Increase in accrued expenses...................................         20,497
 Decrease in prepaid expenses...................................          3,065
                                                                  -------------
 Net cash used in operating activities..........................    (12,370,558)
                                                                  -------------
Cash Flows from Financing Activities:
 Proceeds from shares issued....................................     32,177,947
 Cost of shares redeemed........................................    (16,745,084)
 Cash distributions paid........................................     (3,061,729)
                                                                  -------------
 Net cash provided by financing activities......................     12,371,134
                                                                  -------------
Increase in cash................................................            576
Cash:
 Beginning balance..............................................            212
                                                                  -------------
 Ending balance.................................................  $         788
                                                                  =============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $2,596,726.


                       See notes to financial statements

THE ARCH FUND, INC
U.S. Government Securities Portfolio

 Financial Highlights, Investor A Shares

                                     For the years ended November 30,
                                   --------------------------------------------
                                    1998     1997     1996     1995    1994 (a)
                                   ------   ------   ------   ------   --------
Net Asset Value, Beginning of
 Period..........................  $10.62   $10.67   $10.85   $10.05    $11.20
                                   ------   ------   ------   ------    ------
Investment Activities
 Net investment income...........    0.57     0.60     0.62     0.64      0.63
 Net realized and unrealized
  gains (losses) from
  investments....................    0.12    (0.07)   (0.15)    0.80     (0.97)
                                   ------   ------   ------   ------    ------
 Total from Investment
  Activities.....................    0.69     0.53     0.47     1.44     (0.34)
                                   ------   ------   ------   ------    ------
Distributions
 Net investment income...........   (0.57)   (0.58)   (0.62)   (0.64)    (0.63)
 In excess of net realized
  gains..........................      --       --    (0.03)      --     (0.18)
                                   ------   ------   ------   ------    ------
 Total Distributions.............   (0.57)   (0.58)   (0.65)   (0.64)    (0.81)
                                   ------   ------   ------   ------    ------
Net Asset Value, End of Period...  $10.74   $10.62   $10.67   $10.85    $10.05
                                   ======   ======   ======   ======    ======
Total Return (excludes sales
 charge).........................    6.66 %   5.20 %   4.57 %  14.66 %   (3.14)%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $4,664   $5,181   $7,153   $8,179    $9,631
Ratio of expenses to average net
 assets..........................    0.97 %   0.97 %   0.97 %   0.97 %    0.96 %
Ratio of net investment income to
 average net assets..............    5.35 %   5.56 %   5.82 %   6.05 %    5.98 %
Ratio of expenses to average net
 assets*.........................    1.07 %   1.07 %   1.07 %   1.07 %    1.06 %
Portfolio turnover**.............   54.57 % 100.33 %  53.76 %  93.76 %   50.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares.

 Financial Highlights, Investor B Shares

                                     For the years ended          March 1, 1995
                                         November 30,                  to
                                     --------------------------   November 30,
                                      1998       1997     1996      1995 (a)
                                     ------     ------   ------   -------------
Net Asset Value, Beginning of
 Period............................  $10.61     $10.66   $10.84      $10.34
                                     ------     ------   ------      ------
Investment Activities
 Net investment income.............    0.50 (d)   0.51     0.55        0.31
 Net realized and unrealized gains
  (losses) from investments........    0.13      (0.05)   (0.15)       0.50
                                     ------     ------   ------      ------
 Total from Investment Activities..    0.63       0.46     0.40        0.81
                                     ------     ------   ------      ------
Distributions
 Net investment income.............   (0.50)     (0.51)   (0.55)      (0.31)
 In excess of net realized gains...      --         --    (0.03)         --
                                     ------     ------   ------      ------
 Total Distributions...............   (0.50)     (0.51)   (0.58)      (0.31)
                                     ------     ------   ------      ------
Net Asset Value, End of Period.....  $10.74     $10.61   $10.66      $10.84
                                     ======     ======   ======      ======
Total Return (excludes sales
 charge)...........................    6.02 %     4.47 %   3.85 %     12.85 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..  $  149     $  466   $  359      $   41
Ratio of expenses to average net
 assets............................    1.67 %     1.67 %   1.66 %      1.68 %(c)
Ratio of net investment income to
 average net assets................    4.67 %     4.84 %   5.06 %      5.37 %(c)
Ratio of expenses to average net
 assets*...........................    1.77 %     1.77 %   1.76 %      1.78 %(c)
Portfolio turnover**...............   54.57 %   100.33 %  53.76 %     93.76 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Represents total return for the Investor A Shares from December 1, 1994 to February 28, 1995 plus the total return for the Investor B Shares from March 1, 1995 to November 30, 1995. (c) Annualized.
(d) Per share net investment income has been calculated using the daily average share method.

THE ARCH FUND, INC.
U.S. Government Securities Portfolio

 Financial Highlights, Trust Shares

                                        For the years ended November 30,
                               -----------------------------------------------
                                1998      1997      1996      1995      1994
                               -------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period......................  $ 10.62   $ 10.67   $ 10.85   $ 10.05   $ 11.20
                               -------   -------   -------   -------   -------
Investment Activities
 Net investment income.......     0.60      0.61      0.66      0.67      0.66
 Net realized and unrealized
  gains (losses) from
  investments................     0.12     (0.05)    (0.15)     0.80     (0.97)
                               -------   -------   -------   -------   -------
 Total from Investment
  Activities.................     0.72      0.56      0.51      1.47     (0.31)
                               -------   -------   -------   -------   -------
Distributions
 Net investment income.......    (0.60)    (0.61)    (0.66)    (0.67)    (0.66)
 In excess of net realized
  gains......................       --        --     (0.03)       --     (0.18)
                               -------   -------   -------   -------   -------
 Total Distributions.........    (0.60)    (0.61)    (0.69)    (0.67)    (0.84)
                               -------   -------   -------   -------   -------
Net Asset Value, End of
 Period......................  $ 10.74   $ 10.62   $ 10.67   $ 10.85   $ 10.05
                               =======   =======   =======   =======   =======
Total Return.................     6.98 %    5.51 %    4.88 %   15.00 %   (2.85)%
Ratios/Supplementary Data:
Net Assets at end of period
 (000).......................  $93,683   $72,753   $60,079   $45,513   $33,166
Ratio of expenses to average
 net assets..................     0.67 %    0.67 %    0.67 %    0.67 %    0.66 %
Ratio of net investment
 income to average net
 assets......................     5.64 %    5.84 %    6.10 %    6.36 %    6.25 %
Ratio of expenses to average
 net assets*.................     1.07 %    1.07 %    0.77 %    0.77 %    1.06 %
Portfolio turnover**.........    54.57 %  100.33 %   53.76 %   93.76 %   50.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

 Financial Highlights, Institutional Shares

                                          For the years ended November 30,
                                   --------------------------------------------
                                    1998     1997     1996     1995    1994 (a)
                                   ------   ------   ------   ------   --------
Net Asset Value, Beginning of
 Period..........................  $10.58   $10.64   $10.82   $10.02    $11.20
                                   ------   ------   ------   ------    ------
Investment Activities
 Net investment income...........    0.57     0.56     0.62     0.63      0.61
 Net realized and unrealized
  gains (losses) from
  investments....................    0.12    (0.04)   (0.15)    0.80     (1.00)
                                   ------   ------   ------   ------    ------
 Total from Investment
  Activities.....................    0.69     0.52     0.47     1.43     (0.39)
                                   ------   ------   ------   ------    ------
Distributions
 Net investment income...........   (0.57)   (0.58)   (0.62)   (0.63)    (0.61)
 In excess of net realized
  gains..........................      --       --    (0.03)      --     (0.18)
                                   ------   ------   ------   ------    ------
 Total Distributions.............   (0.57)   (0.58)   (0.65)   (0.63)    (0.79)
                                   ------   ------   ------   ------    ------
Net Asset Value, End of Period...  $10.70   $10.58   $10.64   $10.82    $10.02
                                   ======   ======   ======   ======    ======
Total Return.....................    6.67 %   5.10 %   4.55 %  14.69 %   (3.46)%
Ratios/Supplementary Data:
Net Assets at end of period
 (000)...........................  $6,140   $7,049   $2,232   $  667    $   51
Ratio of expenses to average net
 assets..........................    0.97 %   0.97 %   0.96 %   0.97 %    0.95 %
Ratio of net investment income to
 average net assets..............    5.34 %   5.52 %   5.75 %   5.91 %    6.54 %
Ratio of expenses to average net
 assets*.........................    1.07 %   1.07 %   1.06 %   1.07 %    1.16 %
Portfolio turnover**.............   54.57 % 100.33 %  53.76 %  93.76 %   50.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On June 7, 1994, the Portfolio issued a new series of shares designated as'"Institutional" Shares. The financial highlights presented for the period prior to June 7, 1994 represent financial highlights applicable to the Investor Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                The ARCH Short-Intermediate Municipal Portfolio

  Q. What were conditions like in the economy during the 12 months through November 30, 1998?

  A. Early in the period, investors worried that the Federal Reserve would raise interest rates to keep the economy from overheating. But evidence that the Asian economic crisis might dampen U.S. exports and that a strong U.S. dollar might hurt U.S. companies' profits overseas allowed the Fed to refrain from such a rate hike.

  Concerns that global economic weakness would hurt the U.S. economy increased during the second half of the period. Two events particularly worried investors: The Russian government defaulted on its short-term debt, and a large hedge fund, Long Term Capital Management, nearly went bankrupt. Investors feared these events would contribute to a global liquidity crisis. In response, the Federal Reserve increased the money supply by lowering short-term interest rates three times, each time dropping the federal funds rate one quarter point.

  Q. How did the municipal bond market perform in that environment?

  A. Municipal bonds outperformed Treasuries during the first half of the period, but lagged taxable bonds during the most recent six months. There are several reasons for that drop-off in performance. For one, the supply of municipal bonds in 1998 was very heavy, which helped drive down muni bonds' prices. Furthermore, investors flocked to U.S. Treasury bonds in the wake of stock market fluctuations and continued uncertainty about the health of global economies. Although municipal yields were high relative to taxable yields, they were low on an absolute basis.

  Q. How did you manage the Portfolio in that environment?

  A. The Portfolio's average maturity was around 4.5 years at the beginning of the period, and we increased it to 4.69 years. That approach benefited the Portfolio's performance, as bonds with relatively long maturities outperformed short-term bonds during the period.*

  Q. What was the Portfolio's average credit rating?

  A. The Portfolio's credit rating was very high at AA1. It is our view that issues with strong credit quality offer the best trade-off between potential risk and return. That philosophy worked well during the period: Investors continued to favor bonds with good credit quality, reflecting the fact that yields on lower quality issues weren't high enough to justify their additional risk.*

  Q. What is your outlook going forward?

  A. We expect that the U.S. economy could grow very slowly and that inflation may remain low. In that environment, interest rates may decline further, and the Federal Reserve could continue to reduce short-term rates. It is likely that municipal bonds will trade in a relatively narrow range in the coming months.

  Q. How will you manage the Portfolio going forward?

  A. We will maintain the Portfolio's relatively long average maturity of around five years. We also will continue to hold revenue and general obligation bonds with very strong credit quality. We believe that lower-quality issues at this time do not offer enough extra yield to compensate for their risk. In particular, we look for opportunities to purchase revenue bonds from sectors such as education, water and sewer, and electrical, which historically are very dependable issues.
-----
* Portfolio composition is subject to change.

                The ARCH Short-Intermediate Municipal Portfolio

       [ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment

                           Investor A   Investor A  Lehman Municipal Bond
                           (No Load)      (Load)*       Index-3 year
                           ----------   ----------  ---------------------
         7/10/95             10,000        9,747           10,000
           11/95             10,080        9,825           10,220
           11/96             10,485       10,220           10,713
           11/97             10,918       10,641           11,229
           05/98             11,171       10,888           11,512
           11/98             11,481       11,191           11,836
* Reflects 2.50% sales charge.

                          Average Annual Total Return
                                as of 11/30/98
                                                                 Since
                                                               Inception
                                               1 Year          (7/10/95)
                                               ------          ---------
Investor A (No Load)                           5.16%             4.16%
Investor A*                                    2.53%             3.37%

       [ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment
                                   Lehman Municipal Bond
                          Trust        Index-3-Year
                          -----    ---------------------
         7/10/95         10,000           10,000
           11/95         10,213           10,220
           11/96         10,636           10,713
           11/97         11,103           11,229
           05/98         11,375           11,512
           11/98         11,697           11,836

                          Average Annual Total Return
                                as of 11/30/98
                                                                Since
                                                              Inception
                                               1 Year         (7/10/95)
                                               ------         ---------
Trust                                           5.36%           4.73%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Short-Intermediate Municipal Portfolio is measured against the Lehman Brothers Municipal Bond Index-3 year, an unmanaged index representative of the total return of municipal bonds with remaining maturities of 3 years or less. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares.

  The Portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Short-Intermediate Municipal Portfolio                         November 30, 1998

Municipal Bonds (97.4%)

                       Security                          Principal    Market
                      Description                          Amount      Value
                      -----------                        ---------- -----------
Alabama (2.4%):
Alabama State Public School & College Authority, 4.40%,
 12/1/00...............................................  $1,000,000 $ 1,017,500
                                                                    -----------
Colorado (4.2%):
El Paso County School District No. 020, G.O., 5.15%,
 12/15/99..............................................     720,000     734,148
Jefferson County School District No. R-001, Series A,
 G.O., 5.25%, 12/15/11, Callable on 12/15/08 @101 (FGIC
 Insured)..............................................   1,000,000   1,070,000
                                                                    -----------
                                                                      1,804,148
                                                                    -----------
Hawaii (3.8%):
Hawaii State Highway Revenue, 4.80%, 7/1/03............     600,000     622,500
Hawaii State, Series CI, G.O., 4.10%, 11/1/01..........   1,000,000   1,008,750
                                                                    -----------
                                                                      1,631,250
                                                                    -----------
Illinois (8.6%):
Chicago Metropolitan Water Reclamation District, G.O.,
 4.70%, 12/1/99........................................     500,000     507,970
Chicago, G.O., 5.50%, 1/1/13
 (FSA Insured).........................................   1,000,000   1,086,250
Du Page County, Forest Preservation District, G.O.,
 5.90%, 11/1/01........................................     500,000     530,000
Illinois State Toll Highway Authority, Toll Highway
 Priority Revenue, Series A, 4.75%, 1/1/02.............     750,000     766,875
Illinois State, G.O., 5.60%, 10/1/99...................     400,000     408,092
Illinois State, G.O., 5.25%, 4/1/01....................     400,000     414,000
                                                                    -----------
                                                                      3,713,187
                                                                    -----------
Indiana (3.5%):
Muncie School Building Corp., 4.95%, 1/15/02 (MBIA
 Insured)...                                                500,000     517,500
St. Joseph County Hospital Authority, Memorial Health
 System, 4.75%, 8/15/12, Callable on 2/15/08 @ 101
 (MBIA Insured)........................................   1,000,000   1,003,750
                                                                    -----------
                                                                      1,521,250
                                                                    -----------
Iowa (1.0%):
Ottumwa Community School District, G.O., 5.10%, 6/1/01
 (FSA Insured).........................................     425,000     439,875
                                                                    -----------
Kansas (2.5%):
Kansas State Department of Transportation, Highway
 Revenue, 5.50%, 9/1/10................................   1,000,000   1,090,000
                                                                    -----------
Kentucky (0.9%):
Kenton County Water District No. 001, Waterworks
 Revenue, Series B, 5.60%, 2/1/99 (FGIC Insured).......     380,000     381,512
                                                                    -----------

Municipal Bonds, continued

                        Security                          Principal    Market
                      Description                           Amount      Value
                      -----------                         ---------- -----------
Maine (1.9%):
Maine Municipal Bond Bank, Series A, 4.90%, 11/1/02.....  $  800,000 $   833,000
                                                                     -----------
Maryland (2.1%):
Maryland State, Department of Transportation, 2nd Issue,
 4.10%, 12/15/00........................................     400,000     405,500
Washington Suburban Sanitation District, Sewer Disposal
 Revenue, G.O., 5.00%, 6/1/00...........................     500,000     511,875
                                                                     -----------
                                                                         917,375
                                                                     -----------
Massachusetts (5.0%):
Massachusetts State Health & Educational Facilities,
 Harvard Pilgrim Health Care, Hospital & Nursing Home
 Revenue, Series A, 4.13%, 7/1/02 (FSA Insured).........   1,000,000   1,010,000
Massachusetts State Port Authority Revenue, Series A,
 5.75%, 7/1/12..........................................   1,000,000   1,115,000
                                                                     -----------
                                                                       2,125,000
                                                                     -----------
Michigan (6.4%):
Chelsea School District, G.O., 5.25%, 5/1/01 (FGIC Q-
 SBLF Insured)..........................................     400,000     415,000
Eaton Rapids Public Schools, G.O., 5.38%, 5/1/07,
 Callable on 5/1/04 @ 101 (MBIA Q-SBLF Insured).........   1,000,000   1,068,750
Kent County Building Authority, G.O., 4.50%, 12/1/01....     800,000     820,000
Oakland County Building Authority, 4.75%, 4/1/00,
 Callable on 4/1/99 @ 101.5.............................     450,000     457,313
                                                                     -----------
                                                                       2,761,063
                                                                     -----------
Minnesota (3.3%):
Duluth, Series A, G.O., 4.65%, 2/1/02 (FSA Insured).....     365,000     375,950
Faribault Independent School District, G.O., 4.63%,
 6/1/10, Callable on 6/1/08 @ 100 (FSA Insured).........   1,000,000   1,022,500
                                                                     -----------
                                                                       1,398,450
                                                                     -----------
Mississippi (1.2%):
Mississippi State, Capital Improvement, Series B, G.O.,
 5.00%, 8/1/99..........................................     500,000     505,820
                                                                     -----------
Missouri (0.8%):
Jefferson County School District, G.O., 4.70%, 3/1/01
 (MBIA Insured).........................................     320,000     329,200
                                                                     -----------
Nevada (3.4%):
Sparks, G.O., 4.80%, 3/1/04, Callable on 3/1/01 @ 101
 (AMBAC Insured)........................................     900,000     922,500
Washoe County School District, G.O., 5.30%, 8/1/00 (MBIA
 Insured)...............................................     500,000     515,000
                                                                     -----------
                                                                       1,437,500
                                                                     -----------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Short-Intermediate Municipal Portfolio                         November 30, 1998

Municipal Bonds, continued

                       Security                          Principal    Market
                      Description                          Amount      Value
                      -----------                        ---------- -----------
New Mexico (2.5%):
Albuquerque, Water & Sewer Revenue, 4.40%, 7/1/00......  $  345,000 $   350,175
New Mexico State, Capital Projects, G.O., 4.60%,
 8/1/00................................................     700,000     711,739
                                                                    -----------
                                                                      1,061,914
                                                                    -----------
New York (2.4%):
New York State, Environmental Facilities Revenue,
 5.05%, 1/15/13, Callable on 7/15/08 @ 102.............   1,000,000   1,028,750
                                                                    -----------
North Carolina (2.3%):
North Carolina Medical Care Community, Pitt County
 Memorial Hospital, Hospital & Nursing Home Revenue,
 Series A, 4.00%, 12/1/01..............................   1,000,000   1,005,000
                                                                    -----------
Ohio (2.3%):
Ohio State Building Authority, 4.75%, 10/1/17, Callable
 on 10/1/08 @ 101......................................   1,000,000     975,000
                                                                    -----------
Oklahoma (2.4%):
Oklahoma State Capital Improvement Authority, Highway
 Improvement Revenue, 4.00%, 12/1/01 (MBIA Insured)....   1,000,000   1,011,250
                                                                    -----------
Pennsylvania (0.9%):
Delaware County, G.O., 4.35%, 10/1/00 (Municipal
 Government Guaranteed)................................     400,000     406,000
                                                                    -----------
Rhode Island (2.2%):
Rhode Island State, Series A, G.O., 4.60%, 11/1/03,
 Callable on 11/1/02 @ 102.............................     900,000     925,875
                                                                    -----------
South Carolina (0.9%):
Charleston County School District, Series B, G.O.,
 4.50%, 2/1/00 (SCSDE Insured).........................     400,000     405,000
                                                                    -----------
South Dakota (1.6%):
South Dakota State Building Authority, Building
 Revenue, Series A, 5.00%, 9/1/02 (FSA Insured)........     640,000     668,000
                                                                    -----------
Texas (13.2%):
Brazos River Authority, Pollution Control Revenue,
 Series A, Texas Utilities Electric Co., 3.35%*,
 12/1/98, AMT (MBIA Insured)...........................   1,500,000   1,499,999
Dallas Water Works & Sewer System Revenue, 4.60%,
 4/1/01................................................     450,000     460,125
Houston, Series C, G.O., 5.50%, 4/1/01.................     800,000     834,000
Plano Independent School District, G.O., 4.70%,
 2/15/13, Callable on 2/15/08 @ 100 (PSF Guaranteed)...   1,000,000   1,001,250
San Antonio, G.O., 4.88%, 8/1/99.......................     400,000     404,488

Municipal Bonds, continued

                       Security                         Principal    Market
                      Description                         Amount      Value
                      -----------                       ---------- -----------
Texas, continued:
Tarrant County Water Control and Improvement District
 No. 001, Water Revenue, 5.60%, 3/1/00................. $  450,000 $   461,813
University of Texas Permanent University Fund, College
 & University Revenue, 5.00%, 7/1/14, Callable on
 7/1/08 @ 100 (PUFG Guaranteed)........................  1,000,000   1,026,250
                                                                   -----------
                                                                     5,687,925
                                                                   -----------
Utah (3.0%):
Box Elder County School District, G.O., 4.80%, 6/15/01
 (AMBAC Insured).......................................    675,000     694,406
North Davis County Sewer District, G.O., 5.70%, 3/1/02
 (FGIC Insured)........................................    560,000     593,600
                                                                   -----------
                                                                     1,288,006
                                                                   -----------
Vermont (0.6%):
Vermont Municipal Bond Bank, Series 2, 4.50%, 12/1/01
 (AMBAC Insured).......................................    270,000     276,413
                                                                   -----------
Virginia (3.4%):
Loudoun County, Series A, G.O., 5.00%, 12/1/02.........  1,000,000   1,048,750
Virginia State Public Building Authority, Building
 Revenue, Series A, 5.70%, 8/1/00......................    400,000     414,500
                                                                   -----------
                                                                     1,463,250
                                                                   -----------
Washington (7.0%):
Clark County Public Utilities District No. 001,
 Electric Revenue, 4.60%, 1/1/01 (FGIC Insured)........    500,000     510,000
Grant County Public Utilities District No. 002,
 Electric Revenue, Series F, 4.80%, 1/1/04 (MBIA
 Insured)..............................................    500,000     519,375
King County School District No. 414, G.O., 5.00%,
 12/1/08...............................................  1,000,000   1,065,000
Seattle Municipal Light & Power Revenue, 4.80%,
 5/1/02................................................    600,000     619,500
Washington State, Series R-92C, G.O., 5.75%, 9/1/02....    250,000     267,813
                                                                   -----------
                                                                     2,981,688
                                                                   -----------
Wisconsin (1.7%):
Brown County, Series A, G.O., 4.80%, 11/1/01, Callable
 on 11/1/00 @ 100......................................    325,000     331,500
Milwaukee County, Series A, G.O., 5.25%, 9/1/00........    380,000     391,875
                                                                   -----------
                                                                       723,375
                                                                   -----------
TOTAL MUNICIPAL BONDS                                               41,813,576
                                                                   ===========

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Short-Intermediate Municipal Portfolio                         November 30, 1998

Investment Companies (1.4%)

                        Security                                    Market
                       Description                        Shares     Value
                       -----------                        ------- -----------
Federated Tax-Free Fund.................................. 200,000 $   200,000
Nuveen Tax Exempt Fund................................... 380,000     380,000
                                                                  -----------
TOTAL INVESTMENT COMPANIES                                            580,000
                                                                  -----------
TOTAL INVESTMENTS
 (Cost $41,564,677)(a) (98.8%)...................................  42,393,576
Other assets in excess of liabilities (1.2%).....................     499,795
                                                                  -----------
TOTAL NET ASSETS (100.0%)........................................ $42,893,371
                                                                  ===========

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......  $828,899
      Unrealized depreciation......        --
                                     --------
      Net unrealized appreciation..  $828,899
                                     ========

* Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at November 30, 1998.

AMBAC    AMBAC Indemnity Corp.
AMT      Alternative Minimum Tax
FGIC     Financial Guaranty Insurance Corp.
FSA      Financial Securities Assurance, Inc.
G.O.     General Obligation
MBIA     Municipal Bond Insurance Association
PSF      Permanent School Fund
PUFG     Permanent University Fund Guarantee
Q-SBLF   Qualified-School Bond Loan Fund
SCSDE    South Carolina School District Enhancement

                       See notes to financial statements

THE ARCH FUND, INC.
Short-Intermediate Municipal Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1998

Assets:
Investments, at value (cost $41,564,677).................          $42,393,576
Interest and dividends receivable........................              678,349
                                                                   -----------
 Total Assets............................................           43,071,925
Liabilities:
Payable to custodian..................................... $    433
Dividends payable........................................  128,364
Payable for capital shares redeemed......................      239
Accrued expenses and other payables:
 Investment advisory fees................................   19,304
 Administration fees.....................................      821
 Distribution and administrative services fees...........        4
 Custodian fees..........................................    3,284
 Other liabilities.......................................   26,105
                                                          --------
 Total Liabilities.......................................              178,554
                                                                   -----------
Net Assets:
Capital..................................................           42,048,467
Accumulated net realized gains from investment
 transactions............................................               16,005
Net unrealized appreciation from investments.............              828,899
                                                                   -----------
Net Assets...............................................          $42,893,371
                                                                   ===========
Investor A Shares
 Net Assets..............................................          $    31,661
 Shares..................................................                3,085
 Redemption price per share..............................               $10.26
                                                                        ======
Maximum Sales Charge -- Investor A Shares................                 2.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share........................................               $10.52
                                                                        ======
Trust Shares
 Net Assets..............................................          $42,861,710
 Shares..................................................            4,180,858
 Offering and redemption price per share.................               $10.25
                                                                        ======

Statement of Operations
                                            For the year ended November 30, 1998

Investment Income:
Interest income...........................................          $1,695,295
Dividend income...........................................              27,664
                                                                    ----------
 Total Income.............................................           1,722,959
Expenses:
Investment advisory fees.................................. $215,778
Administration fees.......................................   78,465
Distribution and services fees, Investor A Shares.........       47
Administrative services fees, Trust Shares................  117,650
Accounting fees...........................................    8,566
Custodian fees............................................   12,055
Directors' fees and expenses..............................      392
Transfer agent fees.......................................    8,822
Other fees................................................   29,983
                                                           --------
 Total expenses before voluntary fee reductions...........             471,758
 Expenses voluntarily reduced.............................            (219,312)
                                                                    ----------
 Net Expenses.............................................             252,446
                                                                    ----------
Net investment income.....................................           1,470,513
                                                                    ----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions...........              16,005
Net change in unrealized appreciation from investments....             556,532
                                                                    ----------
Net realized/unrealized gains from investments............             572,537
                                                                    ----------
Change in net assets resulting from operations............          $2,043,050
                                                                    ==========

                       See notes to financial statements

THE ARCH FUND, INC.
Short-Intermediate Municipal Portfolio

 Statements of Changes in Net Assets

                                                              For the year ended
                                           For the year ended    November 30,
                                           November 30, 1998         1997
                                           ------------------ ------------------
From Investment Activities:
Operations:
 Net investment income...................     $ 1,470,513        $ 1,165,256
 Net realized gains from investment
  transactions...........................          16,005                 --
 Net change in unrealized appreciation
  from investments ......................         556,532             64,888
                                              -----------        -----------
Change in net assets resulting from oper-
 ations..................................       2,043,050          1,230,144
                                              -----------        -----------
Distributions to Investor A Shareholders:
 From net investment income..............            (559)            (2,039)
Distributions to Trust Shareholders:
 From net investment income..............      (1,469,954)        (1,163,217)
                                              -----------        -----------
Change in net assets from shareholder
 distributions...........................      (1,470,513)        (1,165,256)
                                              -----------        -----------
Change in net assets from capital trans-
 actions.................................      11,850,687            882,174
                                              -----------        -----------
Change in net assets.....................      12,423,224            947,062
Net Assets:
 Beginning of period.....................      30,470,147         29,523,085
                                              -----------        -----------
 End of period...........................     $42,893,371        $30,470,147
                                              ===========        ===========



                       See notes to financial statements

THE ARCH FUND, INC
Short-intermediate Municipal Portfolio

 Financial Highlights, Investor A Shares

                                   For the years ended
                                       November 30,           July 10, 1995 to
                                   ------------------------     November 30,
                                    1998     1997     1996        1995 (a)
                                   ------   ------   ------   ----------------
Net Asset Value, Beginning of
 Period........................... $10.11   $10.08   $10.08        $10.00
                                   ------   ------   ------        ------
Investment Activities
 Net investment income............   0.35     0.37     0.40            --
 Net realized and unrealized gains
  from investments................   0.15     0.03       --          0.08
                                   ------   ------   ------        ------
 Total from Investment
  Activities......................   0.50     0.40     0.40          0.08
                                   ------   ------   ------        ------
Distributions
 Net investment income............  (0.35)   (0.37)   (0.40)           --
                                   ------   ------   ------        ------
 Total Distributions..............  (0.35)   (0.37)   (0.40)           --
                                   ------   ------   ------        ------
Net Asset Value, End of Period.... $10.26   $10.11   $10.08        $10.08
                                   ======   ======   ======        ======
Total Return (excludes sales
 charge)..........................   5.16 %   4.12 %   4.02 %       0.80 %(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)............................ $   32   $   16   $   51        $   --  (c)
Ratio of expenses to average net
 assets...........................   0.89 %   0.62 %   0.56 %        0.00 %(d)
Ratio of net investment income to
 average net assets...............   3.54 %   3.78 %   3.83 %        0.00 %(d)
Ratio of expenses to average net
 assets*..........................   1.21 %   1.32 %   1.26 %        0.00 %(d)
Portfolio turnover**..............  18.58 %   0.00 %   0.00 %        0.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Only one Investor A Share, worth $10.08, was outstanding as of November 30, 1995. (d) Annualized.

 Financial Highlights, Trust Shares

                                  For the years ended
                                     November 30,             July 10, 1995 to
                                ---------------------------     November 30,
                                 1998      1997      1996         1995 (a)
                                -------   -------   -------   ----------------
Net Asset Value, Beginning of
 Period........................ $ 10.10   $ 10.07   $ 10.07       $ 10.00
                                -------   -------   -------       -------
Investment Activities
 Net investment income.........    0.38      0.40      0.41          0.14
 Net realized and unrealized
  gains from investments.......    0.15      0.03        --          0.07
                                -------   -------   -------       -------
 Total from Investment
  Activities...................    0.53      0.43      0.41          0.21
                                -------   -------   -------       -------
Distributions
 Net investment income.........   (0.38)    (0.40)    (0.41)        (0.14)
                                -------   -------   -------       -------
 Total Distributions...........   (0.38)    (0.40)    (0.41)        (0.14)
                                -------   -------   -------       -------
Net Asset Value, End of
 Period........................ $ 10.25   $ 10.10   $ 10.07       $ 10.07
                                =======   =======   =======       =======
Total Return...................    5.36 %    4.39 %    4.15 %        2.15 %(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)......................... $42,862   $30,454   $29,472       $23,754
Ratio of expenses to average
 net assets....................    0.64 %    0.38 %    0.31 %        0.47 %(c)
Ratio of net investment income
 to average net assets.........    3.75 %    4.00 %    4.07 %        3.81 %(c)
Ratio of expenses to average
 net assets*...................    1.20 %    1.33 %    0.96 %        1.12 %(c)
Portfolio turnover**...........   18.58 %    0.00 %    0.00 %        0.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                  The ARCH Missouri Tax-Exempt Bond Portfolio+

  Q. What were the conditions in the Missouri municipal bond market during the 12 months through November 30, 1998?

  A. The Missouri municipal market was affected by the overall environment in the bond market. Investors, early in the period, worried that the Federal Reserve would raise interest rates to keep the economy from overheating and triggering higher inflation. But those fears were replaced by concerns that the continuing global economic crisis would hurt the U.S. economy. Investors were particularly worried by the Russian government's default on its short-term debt, and the near-bankruptcy of a large hedge fund, Long-Term Capital Management. As a result, the Federal Reserve increased the money supply by lowering short-term interest rates three times. Each time, the Fed dropped the federal funds rate one quarter of a percentage point.

  Falling rates helped the bond market as a whole. The Missouri municipal market also benefited from a very limited supply of new issues and solid investor demand. At the same time, that scarcity made it difficult to find opportunities in the muni market, since there are relatively few big, liquid deals.

  Q. How did you structure the Portfolio in that environment?

  A. We were able to find attractive opportunities in the Missouri market despite low supplies. We purchased bonds with maturities of roughly 15 to 20 years to increase the Portfolio's average maturity.*

  Q. What was the average credit rating of the Portfolio's holdings?

  A. The Portfolio's average credit rating remained AA1. We invest in high-quality issues as a matter of policy. Moreover, lower-rated securities offered relatively modest yield advantages over higher quality bonds. The low-quality issues did not offer sufficient additional yield to compensate for their risk.*

  Q. What is your outlook for the Missouri municipal bond market going forward?

  A. Low inflation and slow economic growth as well as relatively low supplies of municipal issues in the Missouri market should continue to benefit performance. We will invest new cash in longer-term issues to boost the Portfolio's average maturity in that environment. And we will, as always, invest in high-quality issues to help protect shareholders from credit risk.
-----
* Portfolio composition is subject to change.
+ Regional investing may involve additional risks since investments are limited to one geographical area.

                  The ARCH Missouri Tax-Exempt Bond Portfolio+

         [ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO+ CHART APPEARS HERE]

Value of a $10,000 Investment

          Investor A     Investor A     Investor B    Lehman Brothers Municipal
           (No Load)      (Load)*       (No CDSC)              Bond Index
           ---------      -------       ----------             ----------

Nov-88       10,000         9,550         10,000                 10,000
Nov-89       11,039        10,542         11,042                 11,102
Nov-90       11,701        11,174         11,705                 11,958
Nov-91       12,810        12,233         12,817                 13,184
Nov-92       14,078        13,444         14,089                 14,508
Nov-93       15,557        14,857         15,572                 16,115
Nov-94       14,601        13,944         14,616                 15,268
Nov-95       17,285        16,507         17,188                 18,155
Nov-96       18,045        17,234         17,786                 19,221
Nov-97       19,177        18,314         18,752                 20,603
Nov-98       21,453        20,490         20,811                 22,203

                           Average Annual Total Return
                                 as of 11/30/98

                                      1 Year   5 Year   10 Years
                                      ------   ------   --------
 Investor A (No Load)                  6.31%    5.56%     7.38%
 Investor A*                           1.52%    4.59%     6.89%
 Investor B (No CDSC)                  5.47%    4.90%     7.06%
 Investor B (CDSC)**                   0.47%    4.73%     7.06%
*  Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)

         [ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO+ CHART APPEARS HERE]

Value of a $10,000 Investment
                                  Lehman Brothers Municipal
                 Trust                    Bond Index
                 -----                    ----------

Nov-88          10,000                      10,000
Nov-89          11,039                      11,102
Nov-90          11,732                      11,958
Nov-91          12,860                      13,184
Nov-92          14,155                      14,508
Nov-93          15,673                      16,115
Nov-94          14,740                      15,268
Nov-95          17,482                      18,155
Nov-96          18,287                      19,221
Nov-97          19,473                      20,603
Nov-98          21,827                      22,203

                           Average Annual Total Return
                                 as of 11/30/98

                  1 Year    5 Year     10 Years
                  ------    ------     --------
 Trust             6.52%     5.76%       7.57%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

  The performance of the ARCH Missouri Tax-Exempt Bond Portfolio is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index representative of the total return of municipal bonds. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  The Portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

  Investor B shares were initially offered on March 1, 1995. The performance figures for Investor B shares for periods prior to such date represent the performance for Investor A shares, which has been restated to reflect the contingent deferred sales charges payable by shareholders of Investor B shares who redeem within six years of the date of purchase. Investor B shares are also subject to distribution and service fees at a maximum annual rate of 1.00%. Had these distribution and service fees been reflected, performance would have been reduced.

  The Investor B (CDSC) is not included on the above graph due to the fact that the performance is now over 6 years, and the CDSC charges no longer apply. The performance for the Investor B (CDSC) will now mirror Investor B (No CDSC) performance.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Missouri Tax-Exempt Bond Portfolio                             November 30, 1998

Municipal Bonds (91.8%)

                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Missouri (85.4%):
Clayton School District, G.O., 5.00%, 3/1/17, Callable
 on 3/1/07 @ 101......................................  $3,325,000 $  3,374,874
Columbia, G.O., 5.50%, 10/1/03........................   1,255,000    1,335,006
Columbia, Water & Electrical Revenue, Series A, 6.13%,
 10/1/12, Prerefunded on 10/1/02 @ 102................   1,000,000    1,103,750
Franklin County Reorganized School District, No. R-XI,
 G.O., 5.75%, 3/1/13, Callable on 3/1/03 @ 100 (FGIC
 Insured).............................................     750,000      796,875
Hazelwood School District, G.O., 5.85%, 3/1/09,
 Callable on 3/1/04 @ 100.............................   1,000,000    1,090,000
Jackson County School District, G.O., 4.85%, 3/1/13,
 Callable 3/1/08 @ 100................................   2,000,000    2,035,000
Jefferson City School District, Series A, 6.70%,
 3/1/11...............................................   1,000,000    1,218,750
Kansas City School District Building, Capital
 Improvement Project, 5.00%, 2/1/14, Callable on
 2/1/04 @ 102 (FGIC Insured)..........................   2,230,000    2,246,725
Kansas City School District Building, Capital
 Improvement Project, 5.15%, 2/1/08, Callable on
 2/1/04 @ 102 (FGIC Insured)..........................   2,415,000    2,550,844
Kansas City School District Building, Elementary
 School Project, Series D, 5.00%, 2/1/14, Callable on
 2/1/04 @ 102 (FGIC Insured)..........................   1,000,000    1,007,500
Kansas City School District Building, Series C, 5.38%,
 7/1/05, Callable on 7/1/03 @ 101 (FGIC Insured)......   1,000,000    1,066,250
Kansas City Sewer Revenue, 5.75%, 3/1/01..............   1,000,000    1,042,500
Kansas City Water Revenue, Series B, 5.00%, 12/1/16,
 Callable on 12/1/06 @ 101............................   2,200,000    2,260,500
Kansas City, Series A, G.O., 5.25%, 9/1/12, Callable
 on 3/1/08 @ 101......................................   3,980,000    4,208,849
Lincoln County Industrial Development Authority,
 Industrial Development Revenue, Monsanto Co. Project,
 7.50%, 5/1/05, Callable on 1/19/99 @ 102.............     700,000      716,625
Mehlville School District No. 09, G.O., 6.00%,
 2/15/13, Callable on 2/15/03 @ 102 (MBIA Insured)....   1,500,000    1,655,625
Missouri Health & Educational Facilities Authority,
 Health Facilities Revenue, Nurshome Hospital, 5.00%,
 5/15/28, Callable on 5/15/08 @ 101...................   3,105,000    3,019,613
Missouri Southern State College Revenue, 5.25%,
 12/1/12, Callable on 12/1/02 @ 100 (MBIA Insured)....     750,000      794,063
Missouri State Board of Public Buildings, 6.40%,
 12/1/09, Callable on 12/1/01 @ 100...................   1,500,000    1,595,625

Municipal Bonds, continued

                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Missouri, continued:
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series A, 6.55%, 7/1/14, Callable on 7/1/02 @ 102....  $  500,000 $    546,875
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series A, 6.45%, 7/1/08, Callable on 7/1/02 @ 102....   1,000,000    1,101,250
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series A, 6.88%, 6/1/14, Callable on 12/1/01 @ 102...   1,100,000    1,201,750
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series D, 5.88%, 1/1/15, Callable on 1/1/06 @ 101....   1,000,000    1,077,500
Missouri State Environmental Improvement & Energy
 Resources Authority, Water Pollution Control Revenue,
 Series E, 5.63%, 7/1/16, Callable on 7/1/06 @ 101....   1,250,000    1,323,438
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Barnes
 Hospital, 7.13%, 12/15/12, Prerefunded 12/15/00
 @ 102................................................     500,000      546,250
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Barnes-Jewish
 Inc., Series A, 5.25%, 5/15/21, Callable on 5/15/03 @
 102..................................................   2,500,000    2,531,250
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Bethesda Eye
 Institute, 6.63%, 11/1/09, Callable on 11/1/01 @ 102
 (LOC-Credit Local de France).........................     600,000      661,500
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, BJC Health
 Systems, Series A, 6.75%, 5/15/12....................   1,000,000    1,225,000
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Children's
 Mercy Hospital Projects, 5.63%, 5/15/12, Callable on
 5/15/03 @ 101 (MBIA Insured).........................   1,200,000    1,263,000
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Freeman
 Hospital Project, Series A, 5.38%, 2/15/14, Callable
 on 2/15/04 @ 102 (FSA Insured).......................   1,000,000    1,032,500

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Missouri Tax-Exempt Bond Portfolio                             November 30, 1998

Municipal Bonds, continued

                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Missouri, continued:
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, Sisters of
 Mercy Health System, Series A, 6.25%, 6/1/15,
 Callable on 6/1/02 @ 102 (MBIA Insured)..............  $  750,000 $    801,563
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, SSM Health Care
 System, Series A, 5.00%, 6/1/18, Callable 6/1/08 @
 101 (MBIA Insured)...................................   3,895,000    3,865,787
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, SSM Health Care
 System, Series AA, 6.25%, 6/1/16, Prerefunded 6/1/02
 @ 102 (MBIA Insured).................................     390,000      430,463
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, SSM Health Care
 System, Series AA, 6.25%, 6/1/16, Callable 6/1/02 @
 102 (MBIA Insured)...................................   1,610,000    1,746,850
Missouri State Health & Educational Facilities
 Authority, Health Facilities Revenue, St. Luke's
 Health System, 5.10%, 11/15/13, Callable on 11/15/03
 @ 102 (MBIA Insured).................................   2,000,000    2,032,500
Missouri State Higher Education Loan Authority,
 Student Loan Revenue, Series A, 5.75%, 2/15/02.......   1,000,000    1,040,000
Missouri State Housing Development Revenue, 6.60%,
 7/1/24, Callable on 1/1/03 @ 100 (FHA Insured).......     910,000      957,775
Missouri State Housing Development Revenue, Series B,
 7.00%, 9/1/10, Callable on 9/1/01 @ 102 (FHA
 Insured).............................................     500,000      532,500
Missouri State Housing Development Revenue, Series C,
 6.90%, 7/1/18, Callable on 1/1/02 @102...............     455,000      481,731
Missouri State Water Pollution Control Revenue, Series
 A, G.O., 5.75%, 8/1/12, Callable on 8/1/02 @ 100.....   1,000,000    1,051,250
Missouri State Water Pollution Control Revenue, Series
 A, G.O., 5.75%, 8/1/18, Callable on 8/1/06 @ 100.....   2,085,000    2,254,406
Missouri State, Fourth Street Building, Series A,
 G.O., 5.40%, 8/1/09, Callable on 8/1/06 @ 100........   2,000,000    2,157,500
Missouri State, Third Street Building, Series A, G.O.,
 5.25%, 8/1/08, Callable on 8/1/02 @ 100..............   1,000,000    1,042,500
Missouri Western State College Revenue, 5.40%,
 10/1/16, Callable on 10/1/03 @ 102 (MBIA Insured)....   1,000,000    1,030,000
Missouri, Series A, G.O., 5.13%, 8/1/09, Callable on
 8/1/02 @ 100.........................................   1,000,000    1,033,750

Municipal Bonds, continued

                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Missouri, continued:
O'Fallon, G.O., 5.75%, 3/1/10, Callable on 3/1/01 @
 100 (MBIA Insured)...................................  $  570,000 $    586,388
Phelps County Hospital Revenue, Phelps County Regional
 Medical Center, 8.20%, 3/1/05, Prerefunded on 3/1/00
 @ 102................................................     600,000      648,000
Sikeston Electric Revenue, 6.25%, 6/1/22, Prerefunded
 on 6/1/02 @ 102 (MBIA Insured).......................   1,000,000    1,102,500
Sikeston Electric Revenue, 5.00%, 6/1/22, Callable on
 6/1/06 @ 101 (MBIA Insured)..........................   1,000,000      998,750
Southeast Missouri Correctional Facilities Revenue,
 5.75%, 10/15/16, Callable on 10/15/02 @ 100..........     500,000      518,750
Southeast Missouri Correctional Facilities Revenue,
 5.75%, 10/15/08, Callable on 10/15/00 @ 102..........     500,000      521,250
Springfield School District No. R-12, Series A, G.O.,
 5.25%, 3/1/11, Callable on 3/1/03 @ 100 (MBIA
 Insured).............................................   2,000,000    2,057,500
Springfield Water Works Revenue, Series A, 5.60%,
 5/1/23, Callable on 5/1/03 @ 102.....................   2,000,000    2,185,000
St. Charles County Community College, G.O., 6.00%,
 2/15/09, Callable on 2/15/01 @ 102 (AMBAC Insured)...   1,000,000    1,056,250
St. Charles County Public Facilities Authority,
 Leasehold Revenue, 6.38%, 3/15/07, Callable on
 3/15/02 @ 102 (FGIC Insured).........................     500,000      544,375
St. Louis County Industrial Development Authority,
 Health Facility Revenue, Lutheran Health Care
 Association, Series A, 7.38%, 2/1/14, Callable on
 2/1/02 @ 100.........................................     800,000      902,000
St. Louis County Industrial Development Authority,
 Pollution Control Revenue, Anheuser-Busch Co.
 Project, 6.65%, 5/1/16...............................     400,000      477,500
St. Louis County, Pattonville R-3 School District,
 G.O., 6.25%, 2/1/10, Prerefunded on 2/1/02 @ 100
 (FGIC Insured).......................................     750,000      808,125
St. Louis County, Rockwood School District No. R-6,
 G.O., 5.00%, 2/1/04, Callable on 2/1/02 @ 101........   1,000,000    1,035,000
St. Louis County, Series B, G.O., 5.50%, 2/1/13,
 Callable on 2/1/03 @ 100.............................   2,500,000    2,650,000
St. Louis Water Revenue, 6.00%, 7/1/14, Callable on
 7/1/04 @ 102 (FGIC Insured)..........................     500,000      549,375
St. Peters, G.O., 5.80%, 1/1/09, Callable on 1/1/02 @
 102..................................................   1,740,000    1,853,100
St. Peters, G.O., 5.85%, 1/1/13, Callable on 1/1/02 @
 102..................................................   1,065,000    1,134,225

                                   Continued

THE ARCH FUND, INC.                           Schedule of Portfolio Investments
Missouri Tax-Exempt Bond Portfolio                            November 30, 1998

Municipal Bonds, continued

                       Security                         Principal     Market
                      Description                         Amount      Value
                      -----------                       ---------- ------------
Missouri, continued:
University City Industrial Development Authority,
 Multifamily Housing Revenue, Series A, 5.95%,
 12/20/25, Callable on 12/20/05 @ 102.................. $1,400,000 $  1,484,000
University Health Facilities Revenue, University of
 Missouri Health System, Series A, 5.60%, 11/1/26,
 Callable on 11/1/06 @ 102 (AMBAC Insured).............  3,000,000    3,176,250
University of Missouri, University Revenue, 5.50%,
 11/1/23, Callable on 11/1/03 @ 101....................  2,000,000    2,062,500
University of Missouri, University Revenue, 5.80%,
 11/1/27, Callable on 11/1/07 @ 101....................  3,000,000    3,217,500
University of Missouri, University Revenue, 5.50%,
 11/1/21, Callable on 11/1/07 @ 101....................  3,000,000    3,146,250
University of Missouri, University Revenue, Series A,
 6.50%, 11/1/11, Prerefunded on 11/1/00 @ 102 (AMBAC
 Insured)..............................................    925,000      995,531
Wentzville School District No. R-4, G.O., 5.10%,
 3/1/18, Callable on 3/1/08 @ 100 (FSA Insured)........  3,000,000    3,030,000
                                                                   ------------
                                                                    102,827,981
Puerto Rico (6.4%):
Puerto Rico Commonwealth, 6.45%, 7/1/17, Callable on
 7/1/04 @ 101.5........................................    500,000      570,625
Puerto Rico Commonwealth, Series A, G.O., 6.00%,
 7/1/06, Callable on 7/1/02 @ 101.5....................  1,000,000    1,071,250
Puerto Rico Public Buildings Authority, Public
 Education and Health Facilities Revenue, Series B,
 5.00%, 7/1/27, Callable 7/1/07 @ 101.5 (AMBAC
 Insured)..............................................  4,000,000    4,025,000
Puerto Rico Public Buildings Authority, Public
 Education and Health Facilities Revenue, Series M,
 5.50%, 7/1/21, Callable on 7/1/03 @ 101.5.............  2,000,000    2,085,000
                                                                   ------------
                                                                      7,751,875
                                                                   ------------
TOTAL MUNICIPAL BONDS                                               110,579,856
                                                                   ------------

Investment Companies (7.2%):

                        Security                                      Market
                      Description                         Shares      Value
                      -----------                        --------- ------------
Federated Tax-Free Fund................................. 5,317,000 $  5,317,000
Nuveen Tax Exempt Fund.................................. 3,357,000    3,357,000
                                                                   ------------
TOTAL INVESTMENT COMPANIES                                            8,674,000
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $113,355,047) (a)--99.0%...................................  119,253,856
Other assets in excess of liabilities--1.0%.......................    1,255,048
                                                                   ------------
TOTAL NET ASSETS--100.0%.......................................... $120,508,904
                                                                   ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.... $5,898,809
      Unrealized depreciation....         --
                                  ----------
      Net unrealized apprecia-
       tion...................... $5,898,809
                                  ==========

AMBAC   AMBAC Indemnity Corp.
FGIC    Financial Guaranty Insurance Corp.
FHA     Federal Housing Administration
FSA     Financial Securities Assurance, Inc.
G.O.    General Obligation
LOC     Letter of Credit
MBIA    Municipal Bond Insurance Association

                       See notes to financial statements

THE ARCH FUND, INC.
Missouri Tax-Exempt Bond Portfolio


 Statement of Assets and Liabilities
                                                               November 30, 1998

Assets:
Investments, at value (cost $113,355,047)...............          $119,253,856
Cash....................................................                    41
Interest and dividends receivable.......................             1,745,858
Receivable for capital shares issued....................                14,624
Prepaid expenses and other assets.......................                   828
                                                                  ------------
 Total Assets...........................................           121,015,207
Liabilities:
Dividends payable....................................... $430,307
Accrued expenses and other payables:
 Investment advisory fees...............................   44,212
 Administration fees....................................    2,304
 Distribution and administrative services fees..........    5,855
 Custodian fees.........................................    9,135
 Other liabilities......................................   14,490
                                                         --------
 Total Liabilities......................................               506,303
                                                                  ------------
Net Assets:
Capital.................................................           114,447,063
Accumulated net realized gains from investment
 transactions...........................................               163,032
Net unrealized appreciation from investments............             5,898,809
                                                                  ------------
Net Assets..............................................          $120,508,904
                                                                  ============
Investor A Shares
 Net Assets.............................................          $ 23,610,806
 Shares.................................................             1,955,140
 Redemption price per share.............................                $12.08
                                                                        ======
 Maximum Sales Charge--Investor A Shares................                  4.50%
 Maximum Offering Price (100%/(100%-- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share.......................................                $12.65
                                                                        ======
Investor B Shares
 Net Assets.............................................          $  2,495,891
 Shares.................................................               206,792
 Offering price per share*..............................                $12.07
                                                                        ======
Trust Shares
 Net Assets.............................................          $ 94,402,207
 Shares.................................................             7,815,139
 Offering and redemption price per share................                $12.08
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held.

 Statement of Operations
                                            For the year ended November 30, 1998

Investment Income:
Interest income...........................................          $5,454,718
Dividend income...........................................             174,747
                                                                    ----------
 Total Income.............................................           5,629,465
Expenses:
Investment advisory fees.................................. $484,087
Administration fees.......................................  215,150
Distribution and services fees, Investor A Shares.........   72,300
Distribution and services fees, Investor B Shares.........   19,661
Administrative services fees, Trust Shares................  244,526
Accounting fees...........................................   13,430
Custodian fees............................................   33,205
Directors' fees and expenses..............................    1,460
Transfer agent fees.......................................   31,474
Other fees................................................   39,978
                                                           --------
 Total expenses before voluntary fee reductions...........           1,155,271
 Expenses voluntarily reduced.............................            (376,197)
                                                                    ----------
 Net Expenses.............................................             779,074
                                                                    ----------
Net investment income.....................................           4,850,391
                                                                    ----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions...........             281,600
Net change in unrealized appreciation from investments....           1,598,199
                                                                    ----------
Net realized/unrealized gains from investments............           1,879,799
                                                                    ----------
Change in net assets resulting from operations............          $6,730,190
                                                                    ==========

                       See notes to financial statements

THE ARCH FUND, INC
Missouri Tax-Exempt Bond Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1998          1997
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  4,850,391  $  4,330,896
 Net realized gains (losses) from investment trans-
  actions..........................................      281,600           (31)
 Net change in unrealized appreciation from invest-
  ments............................................    1,598,199     1,604,104
                                                    ------------  ------------
Change in net assets resulting from operations.....    6,730,190     5,934,969
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................   (1,054,885)   (1,104,237)
Distributions to Investor B Shareholders:
 From net investment income........................      (70,214)      (36,663)
Distributions to Trust Shareholders:
 From net investment income........................   (3,725,292)   (3,189,996)
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................   (4,850,391)   (4,330,896)
                                                    ------------  ------------
Change in net assets from capital transactions.....   18,078,730    17,222,577
                                                    ------------  ------------
Change in net assets...............................   19,958,529    18,826,650
Net Assets:
 Beginning of period...............................  100,550,375    81,723,725
                                                    ------------  ------------
 End of period..................................... $120,508,904  $100,550,375
                                                    ============  ============


                       See notes to financial statements

THE ARCH FUND, INC
Missouri Tax-Exempt Bond Portfolio

 Financial Highlights, Investor A Shares

                                                                  For the
                                                                 Six Months      For the years
                         For the years ended November 30,          Ended         ended May 31,
                         ------------------------------------   November 30,    ------------------
                            1998         1997         1996        1995 (d)      1995 (a)    1994
                         ----------   ----------   ----------   ------------    --------   -------
Net Asset Value,
 Beginning of Period.... $    11.87   $    11.69   $    11.74     $ 11.52       $ 11.13    $ 11.54
                         ----------   ----------   ----------     -------       -------    -------
Investment Activities
 Net investment income..       0.52         0.53         0.55        0.27          0.55       0.55
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.21         0.18        (0.05)       0.22          0.40      (0.37)
                         ----------   ----------   ----------     -------       -------    -------
 Total from Investment
  Activities............       0.73         0.71         0.50        0.49          0.95       0.18
                         ----------   ----------   ----------     -------       -------    -------
Distributions
 Net investment income..      (0.52)       (0.53)       (0.55)      (0.27)        (0.55)     (0.55)
 Net realized gains.....         --           --           --          --         (0.01)     (0.04)
                         ----------   ----------   ----------     -------       -------    -------
 Total Distributions....      (0.52)       (0.53)       (0.55)      (0.27)        (0.56)     (0.59)
                         ----------   ----------   ----------     -------       -------    -------
Net Asset Value, End of
 Period................. $    12.08   $    11.87   $    11.69     $ 11.74       $ 11.52    $ 11.13
                         ==========   ==========   ==========     =======       =======    =======
Total Return (excludes
 sales charge)..........       6.31 %       6.27 %       4.41 %      4.32 %(b)     8.91 %     1.53 %
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $   23,611   $   23,722   $   25,144     $24,726       $24,318    $27,919
Ratio of expenses to
 average net assets.....       0.86 %       0.86 %       0.85 %      0.95 %(c)     0.84 %     0.65 %
Ratio of net investment
 income to average net
 assets.................       4.38 %       4.57 %       4.75 %      4.64 %(c)     5.02 %     4.75 %
Ratio of expenses to
 average net assets*....       1.06 %       1.06 %       1.05 %      1.18 %(c)     1.18 %     1.12 %
Portfolio turnover**....       6.14 %       3.50 %       3.66 %      1.55 %          --      20.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares, and authorized the issuance of a series of shares designated as "Investor B" Shares. (b) Not annualized. (c) Annualized. (d) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

 Financial Highlights, Investor B Shares

                                                                  For the
                                                                 Six Months
                         For the years ended November 30,          Ended       March 1, 1995
                         ------------------------------------   November 30,    to May 31,
                            1998         1997         1996        1995 (e)       1995 (a)
                         ----------   ----------   ----------   ------------   -------------
Net Asset Value,
 Beginning of Period.... $    11.86   $    11.68   $    11.74      $11.52         $11.19
                         ----------   ----------   ----------      ------         ------
Investment Activities
 Net investment income..       0.43         0.44         0.45        0.22           0.11
 Net realized and
  unrealized gains
  (losses) from
  investments...........       0.21         0.18        (0.06)       0.22           0.33
                         ----------   ----------   ----------      ------         ------
 Total from Investment
  Activities............       0.64         0.62         0.39        0.44           0.44
                         ----------   ----------   ----------      ------         ------
Distributions
 Net investment income..      (0.43)       (0.44)       (0.45)      (0.22)         (0.11)
                         ----------   ----------   ----------      ------         ------
 Total Distributions....      (0.43)       (0.44)       (0.45)      (0.22)         (0.11)
                         ----------   ----------   ----------      ------         ------
Net Asset Value, End of
 Period................. $    12.07   $    11.86   $    11.68      $11.74         $11.52
                         ==========   ==========   ==========      ======         ======
Total Return (excludes
 sales charge)..........       5.47 %       5.43 %       3.48 %      3.88 %(b)      8.61 %(c)
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $    2,496   $    1,398   $      675      $  433         $   94
Ratio of expenses to
 average net assets.....       1.66 %       1.66 %       1.65 %      1.77 %(d)      1.76 %(d)
Ratio of net investment
 income to average net
 assets.................       3.57 %       3.76 %       3.96 %      3.82 %(d)      4.00 %(d)
Ratio of expenses to
 average net assets*....       1.76 %       1.76 %       1.75 %      1.87 %(d)      1.88 %(d)
Portfolio turnover**....       6.14 %       3.50 %       3.66 %      1.55 %           --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) On September 27, 1994, the Portfolio redesignated Investor shares as "Investor A" shares and authorized the issuance of a third series of shares designated as "Investor B" shares. These financial highlights of Investor B shares cover the period from March 1, 1995 (commencement of operations) through May 31, 1995.
(b) Not annualized. (c) Represents total return for the Investor A Shares from June 1, 1994 to February 28, 1995, plus the total return for the Investor B Shares for the period from March 1, 1995 to May 31, 1995. (d) Annualized. (e) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

THE ARCH FUND, INC.
Missouri Tax-Exempt Bond Portfolio

 Financial Highlights, Trust Shares

                                                         For the           For the
                           For the years ended          Six Months       years ended
                              November 30,                Ended            May 31,
                         ---------------------------   November 30,    -----------------
                          1998      1997      1996       1995 (c)       1995      1994
                         -------   -------   -------   ------------    -------   -------
Net Asset Value, Begin-
 ning of Period......... $ 11.87   $ 11.69   $ 11.74     $ 11.52       $ 11.13   $ 11.54
                         -------   -------   -------     -------       -------   -------
Investment Activities
 Net investment income..    0.55      0.56      0.57        0.28          0.57      0.58
 Net realized and
  unrealized gains
  (losses) from
  investments...........    0.21      0.18     (0.05)       0.22          0.40     (0.37)
                         -------   -------   -------     -------       -------   -------
 Total from Investment
  Activities............    0.76      0.74      0.52        0.50          0.97      0.21
                         -------   -------   -------     -------       -------   -------
Distributions
 Net investment income..   (0.55)    (0.56)    (0.57)      (0.28)        (0.57)    (0.58)
 Net realized gains.....      --        --        --          --         (0.01)    (0.04)
                         -------   -------   -------     -------       -------   -------
 Total Distributions....   (0.55)    (0.56)    (0.57)      (0.28)        (0.58)    (0.62)
                         -------   -------   -------     -------       -------   -------
Net Asset Value, End of
 Period................. $ 12.08   $ 11.87   $ 11.69     $ 11.74       $ 11.52   $ 11.13
                         =======   =======   =======     =======       =======   =======
Total Return............    6.52 %    6.48 %    4.62 %      4.41 %(a)     9.12 %    1.73 %
Ratios/Supplementary
 Data:
Net Assets at end of
 period (000)........... $94,402   $75,431   $55,905     $47,773       $44,336   $47,743
Ratio of expenses to
 average net assets.....    0.66 %    0.66 %    0.65 %      0.78 %(b)     0.64 %    0.45 %
Ratio of net investment
 income to average net
 assets.................    4.57 %    4.76 %    4.95 %      4.83 %(b)     5.22 %    4.96 %
Ratio of expenses to
 average net assets*....    1.06 %    1.06 %    0.75 %      0.88 %(b)     1.16 %    1.13 %
Portfolio turnover**....    6.14 %    3.50 %    3.66 %      1.55 %          --     20.00 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Not annualized. (b) Annualized. (c) Upon reorganizing as a Portfolio of the ARCH Fund, Inc., the Missouri Tax-Exempt Bond Portfolio changed its fiscal year end from May 31 to November 30.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                   The ARCH National Municipal Bond Portfolio

  Q. What were the conditions in the economy and the municipal bond market during the 12 months through November 30, 1998?

  A. Investors early in the period worried that the Federal Reserve would raise interest rates to keep the economy from overheating and triggering higher inflation. But later they began to worry that weak global economies might dampen U.S. exports and that a strong U.S. dollar might hurt U.S. companies' profits overseas. Such concerns increased during the second half of the period, when the Russian government defaulted on its short-term debt, and a large hedge fund, Long Term Capital Management, nearly went bankrupt. Investors worried that these events would contribute to a global liquidity crisis.

  In response, the Federal Reserve increased the money supply by lowering short-term interest rates three times, boosting bond prices.

  Q. How did the municipal bond market react in that environment?

  A. Municipal bonds with relatively long maturities outperformed shorter-term municipals as well as longer-term Treasuries early in the period. But municipal bonds underperformed taxable bonds in the second half of the year. In part, that reflected a heavy supply of municipal issues that kept prices from rising as sharply as Treasury prices. Moreover, investors favored U.S. Treasury bonds in the wake of stock market fluctuations and continued uncertainty about the health of global economies. Muni yields became quite high as a percentage of taxable yields, but were still low.

  Q. How did you manage the Portfolio in that environment?

  A. We maintained the Portfolio's average maturity at around 10 to 12 years. That approach benefited the Portfolio, as intermediate-term municipal bonds with maturities of around 15 years performed strongly during the period. As a result, the Portfolio's performance for the period ended November 30, 1998 was ranked 41 out of 240 municipal bond funds tracked by Lipper, Inc./1/

  Q. What was the average credit rating of the Portfolio's holdings?

  A. The average credit rating of the Portfolio remained AA1. The Portfolio maintains a high average credit rating as a matter of policy, and that approach benefited the Portfolio during the period as investors favored high-quality issues due to the continuing global economic crisis.*

  Q. What is your strategy going forward?

  A. We do not see the need to significantly alter the structure of the Portfolio, as it currently is positioned to benefit from the slow economic growth and low inflation environment we believe we are likely to see in the coming months. Therefore, we will continue to look for opportunities among longer-term issues, and we will seek to maintain the Portfolio's average maturity at around 10 years. At the same time, we will continue to invest in securities we believe to be backed by financially strong issuers, so that we can reduce the potential for losses related to credit risk.
-----
* Portfolio composition is subject to change.

                   The ARCH National Municipal Bond Portfolio

          [ARCH NATIONAL MUNICIPAL BOND PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment

                       Investor A     Investor A     Investor B      Investor B   Lehman Municipal Bond
                        (No Load)       (Load)*       (No CDSC)+      (CDSC)**        Index-10 year
                       ----------     -----------    -----------     ----------   ---------------------
       18-Nov-96         10,000         9,551          10,000           9,500             10,000
       30-Nov-96         10,073         9,620          10,070           9,570             10,566
       30-Nov-97         10,839        10,352          10,775          10,275             11,311
       31-May-98         11,257        10,751          11,145          10,745             11,741
          Nov-98         11,658        11,135          11,496          11,196             12,192

 * Reflects 4.50% sales charge.
** Reflects applicable contingent deferred sales charge.
   (Maximum 5.00%)

                          Average Annual Total Return
                                as of 11/30/98
                                                               Since
                                              1 Year         Inception
                                              ------         ---------
Investor A (No Load)                           7.56%           7.84%
Investor A*                                    2.76%           5.43%
Investor B (No CDSC)+                          6.69%           7.10%
Investor B (CDSC)**                            1.71%           5.71%

          [ARCH NATIONAL MUNICIPAL BOND PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment

                                    Lehman Municipal Bond
                          Trust        Index 10-Year
                          -----     ---------------------
        11/18/96          10,000           10,000
        11/30/96          10,074           10,566
        11/30/97          10,876           11,311
         5/31/98          11,306           11,741
          Nov-98          11,720           12,192

                          Average Annual Total Return
                                as of 11/30/98
                                                               Since
                                                             Inception
                                              1 Year         (11/18/96)
                                              ------         ---------
Trust                                          7.76%           8.12%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

/1/The ARCH National Municipal Bond Portfolio ranked 41 out of 240 bond funds as reported by Lipper, Inc. for the one-year period ended November 30, 1998. The Portfolio was not ranked for three, five- and ten-year performance. Lipper Rankings are based on total return and do not include the effect of a sales charge.

  The performance of the ARCH National Municipal Bond Portfolio is measured against the Lehman Brothers Municipal Bond Index--10 year, an unmanaged index representative of the total return of municipal bonds with remaining maturities of 10 years or less. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares and the applicable contingent deferred sales charge (CDSC) on Investor B shares.

  The Portfolio may be subject to certain state and local taxes and, depending on an investor's tax status, the federal alternative minimum tax.

+The Investor B share class (no CDSC) does not reflect a sales charge, but does reflect a higher 12b-1 fee than the Investor A share class.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
National Municipal Bond Portfolio                              November 30, 1998

Municipal Bonds (98.1%)

                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Alaska (0.3%):
Alaska State, Housing Finance Corp., Series A, 5.70%,
 12/1/11, Callable on 12/1/05 @ 102 (MBIA Insured).....  $1,000,000 $  1,060,000
                                                                    ------------
California (5.6%):
Sacramento Municipal Utility District, Electric Power &
 Light Revenue, Series L, 5.10%, 7/1/13, Callable on
 7/1/07 @ 102 (AMBAC Insured)..........................   9,000,000    9,371,250
San Francisco Bay Area Rapid Transit Tax Revenue, 5.25%
 7/1/17, Callable on 7/1/08 @ 101......................   5,000,000    5,193,750
Southern California Public Power Authority, Electric
 Power & Light Revenue, Palo Verde, Series A, 5.00%,
 7/1/15, Callable on 7/1/03 @ 102 (AMBAC-TCRS
 Insured)..............................................   7,000,000    7,070,000
                                                                    ------------
                                                                      21,635,000
                                                                    ------------
Colorado (5.6%):
Adams County School District No. 012, G.O., 5.40%,
 12/15/13, Callable on 12/15/07 @ 101 (FGIC Insured)...   6,655,000    7,070,938
Colorado Springs, Utilities Revenue, System
 Improvement, Series A, 5.25%, 11/15/22, Callable on
 11/15/07 @ 100........................................   6,160,000    6,314,000
Jefferson County School District No. R-001, G.O.,
 5.00%, 12/15/12, Callable on 12/15/07 @ 101...........   8,000,000    8,300,000
                                                                    ------------
                                                                      21,684,938
                                                                    ------------
Connecticut (3.5%):
Connecticut State, Clean Water Foundation Revenue,
 5.25%, 3/1/20, Callable on 3/1/08 @ 101...............   4,360,000    4,458,100
Connecticut State, Series A, G.O., 5.25%, 3/1/13,
 Callable on 3/1/07 @ 101..............................   8,785,000    9,191,306
                                                                    ------------
                                                                      13,649,406
                                                                    ------------
Delaware (1.1%):
Delaware State, Series A, G.O., 4.60%, 2/1/10, Callable
 on 2/1/08 @ 100.......................................   4,315,000    4,390,513
                                                                    ------------
District of Columbia (1.4%):
District of Columbia Water & Sewer Authority Revenue,
 5.50%, 10/1/18, Callable on 4/1/09 @ 160 (FSA
 Insured)..............................................   5,000,000    5,437,500
                                                                    ------------
Florida (5.0%):
Florida State Department of Environmental Preservation
 2000, General Services Revenue, Series A, 5.50%,
 7/1/13, Callable on 7/1/06 @ 101 (MBIA Insured).......   5,000,000    5,343,750

Municipal Bonds, continued

                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Florida, continued:
Florida State Department of Transportation, G.O.,
 5.25%, 7/1/17, Callable on 7/1/06 @ 101...............  $5,525,000 $  5,690,750
Palm Beach County, Park & Recreational Facilities
 Revenue, 5.25%, 11/1/16, Callable on 11/1/06 @ 102
 (FSA Insured).........................................   5,000,000    5,256,250
Palm Beach County, Solid Waste Authority Revenue,
 Series B, 5.38%, 10/1/11, Callable on 10/1/06 @ 101
 (AMBAC Insured).......................................   3,000,000    3,195,000
                                                                    ------------
                                                                      19,485,750
                                                                    ------------
Hawaii (5.2%):
Hawaii State, Series CN, G.O., 5.50%, 3/1/14, Callable
 on 3/1/07 @ 102 (FGIC Insured)........................   8,000,000    8,500,000
Hawaii State, Series CR, G.O., 5.00%, 4/1/16, Callable
 on 4/1/08 @ 101 (MBIA Insured)........................   5,000,000    5,031,250
Honolulu City & County, Series A, G.O., 6.00%, 1/1/09..   5,815,000    6,614,563
                                                                    ------------
                                                                      20,145,813
                                                                    ------------
Illinois (9.9%):
Chicago Metropolitan Water Reclamation District, G.O.,
 5.25%, 12/1/14, Callable on 12/1/08 @ 102.............   5,000,000    5,231,250
Cook County, Series A, G.O., 6.25%, 11/15/12 (MBIA
 Insured)..............................................   9,090,000   10,646,662
Cook County, Series B, G.O., 5.13%, 11/15/16, Callable
 on 11/15/07 @ 101 (MBIA Insured)......................   6,000,000    6,090,000
Illinois Health Facility Authority Revenue, Loyola
 University Health System, Series A, 5.38%, 7/1/17,
 Callable on 7/1/07 @ 101 (MBIA Insured)...............   7,000,000    7,262,500
Illinois State, G.O., 5.25%, 2/1/13, Callable on 2/1/07
 @ 101 (FGIC Insured)..................................   8,400,000    8,725,500
                                                                    ------------
                                                                      37,955,912
                                                                    ------------
Indiana (1.0%):
Indiana Transportation Finance Authority, Highway
 Revenue, Series A, 5.75%, 6/1/12 (AMBAC Insured)......   3,500,000    3,876,250
                                                                    ------------
Maryland (1.9%):
Maryland State and Local Facilities, 2nd Series, G.O.,
 5.00%, 8/1/08, Callable on 8/1/07 @ 101...............   7,000,000    7,507,500
                                                                    ------------
Massachusetts (5.1%):
Massachusetts Bay Transportation Authority, Series A,
 5.00%, 3/1/12, Callable on 3/1/07 @ 101 (FGIC
 Insured)..............................................   5,795,000    5,976,094

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
National Municipal Bond Portfolio                              November 30, 1998

Municipal Bonds, continued

                       Security                         Principal     Market
                     Description                          Amount      Value
                     -----------                        ---------- ------------
Massachusetts, continued:
Massachusetts Bay Transportation Authority, Series A,
 5.13%, 3/1/17, Callable on 3/1/07 @ 101 (FGIC
 Insured).............................................  $6,165,000 $  6,218,944
Massachusetts State Water Pollution Abatement Trust,
 Series 3, 5.63%, 2/1/15, Callable on 2/1/07 @ 101....   7,115,000    7,568,581
                                                                   ------------
                                                                     19,763,619
                                                                   ------------
Minnesota (4.3%):
Minnesota State, G.O., 4.90%, 8/1/14, Callable on
 8/1/07 @ 100.........................................   5,000,000    5,087,500
Monticello Independent School District No. 882, G.O.,
 5.40%, 2/1/15, Callable on 2/1/06 @ 100..............   6,000,000    6,255,000
Rochester Health Care Facilities, Mayo Foundation,
 Series A, 5.38%, 11/15/18, Callable on 5/15/08 @101..   5,000,000    5,200,000
                                                                   ------------
                                                                     16,542,500
                                                                   ------------
Mississippi (1.8%):
Mississippi State, Series A, G.O., 5.13%, 7/1/14,
 Callable on 7/1/07 @ 100.............................   6,835,000    6,997,331
                                                                   ------------
Nevada (6.3%):
Clark County Flood Control, Series F, 5.00%, 11/1/12,
 Callable on 11/1/08 @ 101 (FGIC Insured).............   6,460,000    6,669,950
Clark County School District, Series B, G.O., 5.50%,
 6/15/11, Callable on 6/15/07 @ 101 (FGIC Insured)....   5,000,000    5,381,250
Nevada State, 5.00%, 5/15/15..........................   6,745,000    6,837,743
Nevada State, Series A, G.O., 5.13%, 9/1/11, Callable
 on 3/1/07 @ 101......................................   5,000,000    5,231,250
                                                                   ------------
                                                                     24,120,193
                                                                   ------------
New Jersey (5.8%):
Camden County, Municipal Utilities Authority Sewer
 Revenue, Series C, 5.10%, 7/15/12, Callable on
 7/15/08 @ 101 (FGIC Insured).........................   5,000,000    5,231,250
New Jersey State Transportation System, Series A,
 5.00%, 6/15/14, Callable on 6/15/08 @100.............   7,500,000    7,575,000
New Jersey State, Series E, G.O., 6.00%, 7/15/09 .....   8,000,000    9,220,000
                                                                   ------------
                                                                     22,026,250
                                                                   ------------
New York (1.3%):
New York State Thruway Authority, Series A, 5.25%,
 4/1/14, Callable on 4/1/07 @ 102 (AMBAC Insured).....   5,000,000    5,200,000
                                                                   ------------
North Carolina (2.2%):
North Carolina State, Series A, G.O., 5.20%, 3/1/13,
 Callable on 3/1/07 @ 102.............................   8,000,000    8,450,000
                                                                   ------------

Municipal Bonds, continued

                       Security                          Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
North Dakota (1.4%):
Fargo Water Revenue, 5.13%, 1/1/17, Callable on 1/1/08
 @ 100 (MBIA Insured)..................................  $5,250,000 $  5,361,563
                                                                    ------------
Ohio (2.0%):
Ohio State Building Authority, 4.75%, 10/1/17, Callable
 on 10/1/08 @ 101......................................   8,000,000    7,800,000
                                                                    ------------
Oregon (1.8%):
Washington County, Unified Sewer Agency, Sewer Revenue,
 Series 1, 5.75%, 10/1/10 (FGIC Insured)...............   6,110,000    6,942,488
                                                                    ------------
Pennsylvania (2.4%):
Pennsylvania State, G.O., 5.13%, 9/15/11, Callable on
 3/15/07 @ 101.5 (AMBAC Insured).......................   9,000,000    9,438,750
                                                                    ------------
Rhode Island (1.4%):
Rhode Island State, Series A, G.O., 5.13%, 8/1/12,
 Callable on 8/1/07 @ 101 (MBIA Insured)...............   5,055,000    5,269,838
                                                                    ------------
Texas (10.9%):
Harris County Health Facilities Development Revenue,
 Memorial Hospital Systems Project, Series A, 5.50%,
 6/1/17, Callable on 6/1/07 @ 102 (MBIA Insured).......   8,000,000    8,429,999
San Antonio Independent School District, G.O., 5.13%,
 8/15/14, Callable on 8/15/08 @ 100 (PSF Guaranteed)...   6,000,000    6,165,000
San Antonio, Series A, G.O., 5.00%, 8/1/11, Callable on
 8/1/06 @ 100..........................................   5,000,000    5,187,500
Texas State, G.O., 5.40%, 8/1/21, Callable on 8/1/06 @
 100...................................................   6,750,000    6,935,625
University of Texas Permanent University Fund, College
 & University Revenue, 5.00%, 7/1/14, Callable on
 7/1/08 @ 100 (PUFG Guaranteed)........................   7,060,000    7,245,325
University of Texas, College & University Revenue,
 Series B, 5.10%, 8/15/13, Callable on 8/15/06 @ 102...   7,500,000    7,715,625
                                                                    ------------
                                                                      41,679,074
                                                                    ------------
Utah (1.7%):
Utah State, Series F, G.O., 5.00%, 7/1/09, Callable on
 7/1/07 @ 100..........................................   6,200,000    6,556,500
                                                                    ------------
Virginia (1.3%):
Virginia State Transportation Board, Transportation
 Contract Revenue, U.S. Route 58 Corridor, Series B,
 5.13%, 5/15/12, Callable on 5/15/06 @ 101.............   4,920,000    5,092,200
                                                                    ------------
Washington (5.7%):
King County School District No. 415, G.O., 5.35%,
 12/1/16, Callable on 12/1/07 @ 100 (MBIA Insured).....   4,050,000    4,196,813

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
National Municipal Bond Portfolio                              November 30, 1998

Municipal Bonds, continued

                                                           Shares
                                                             or
                       Security                          Principal
                      Description                          Amount   Market Value
                      -----------                        ---------- ------------
Washington, continued:
King County, Series F, G.O., 5.13%, 12/1/14, Callable
 on 12/1/07 @ 100......................................  $5,000,000 $  5,150,000
Washington State Motor Vehicle Fuel Tax, Series D,
 G.O., 5.38%, 1/1/22, Callable on 1/1/07 @ 100 (FGIC
 Insured)..............................................   8,000,000    8,189,999
Washington State, Series C, G.O., 5.50%, 1/1/17,
 Callable on 1/1/07 @ 100..............................   4,190,000    4,383,788
                                                                    ------------
                                                                      21,920,600
                                                                    ------------
West Virginia (2.2%):
West Virginia School Building Authority Revenue, 5.40%,
 7/1/10, Callable on 7/1/07 @ 102 (AMBAC Insured)......   7,940,000    8,595,050
                                                                    ------------
TOTAL MUNICIPAL BONDS                                                378,584,538
                                                                    ------------
Investment Companies (0.8%)
Federated Tax-Free Fund................................     980,000      980,000
Nuveen Tax Exempt Fund.................................   2,179,000    2,179,000
                                                                    ------------
TOTAL INVESTMENT COMPANIES                                             3,159,000
                                                                    ------------
TOTAL INVESTMENTS
 (Cost $362,269,066)(a) (98.9%)...................................   381,743,538
Other assets in excess of liabilities (1.1%)......................     4,438,795
                                                                    ------------
TOTAL NET ASSETS (100.0%).........................................  $386,182,333
                                                                    ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation... $19,474,472
      Unrealized depreciation...          --
                                 -----------
      Net unrealized apprecia-
       tion..................... $19,474,472
                                 ===========

AMBAC   AMBAC Indemnity Corp.
FGIC    Financial Guaranty Insurance Corp.
FSA     Financial Securities Assurance, Inc.
G.O.    General Obligation
MBIA    Municipal Bond Insurance Association
PSF     Permanent School Fund
PUFG    Permanent University Fund Guarantee
TCRS    Transferrable Custodial Receipts

                       See notes to financial statements

THE ARCH FUND, INC.
National Municipal Bond Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1998

Assets:
Investments, at value (cost $362,269,066).............            $381,743,538
Cash..................................................                     444
Interest and dividends receivable.....................               6,022,548
Receivable for capital shares issued..................                   4,244
Deferred organization costs...........................                  21,533
                                                                  ------------
 Total Assets.........................................             387,792,307
Liabilities:
Dividends payable..................................... $1,346,922
Payable for capital shares redeemed...................      6,830
Accrued expenses and other payables:
 Investment advisory fees.............................    175,140
 Administration fees..................................      7,388
 Distribution and administrative services fees........      1,081
 Custodian fees.......................................     30,495
 Other liabilities....................................     42,118
                                                       ----------
 Total Liabilities....................................               1,609,974
                                                                  ------------
Net Assets:
Capital...............................................             363,111,691
Accumulated net realized gains from investment
 transactions.........................................               3,596,170
Net unrealized appreciation from investments..........              19,474,472
                                                                  ------------
Net Assets............................................            $386,182,333
                                                                  ============
Investor A Shares
 Net Assets...........................................            $  1,161,747
 Shares...............................................                 113,630
 Redemption price per share...........................                  $10.22
                                                                        ======
Maximum Sales Charge -- Investor A Shares.............                    4.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share.....................................                  $10.70
                                                                        ======
Investor B Shares
 Net Assets...........................................            $    502,888
 Shares...............................................                  49,106
 Offering price per share*............................                  $10.24
                                                                        ======
Trust Shares
 Net Assets...........................................            $384,517,698
 Shares...............................................              37,569,182
 Offering and redemption price per share..............                  $10.23
                                                                        ======

-----
* Redemption price of Investor B shares varies based on length of time held. Statement of Operations
                                            For the year ended November 30, 1998

Investment Income:
Interest income.......................................            $18,746,468
Dividend income.......................................                184,424
                                                                  -----------
 Total Income.........................................             18,930,892
Expenses:
Investment advisory fees.............................. $2,052,457
Administration fees...................................    746,348
Distribution and services fees, Investor A Shares.....      4,954
Distribution and services fees, Investor B Shares.....      4,115
Administrative services fees, Trust Shares............  1,113,333
Accounting fees.......................................     11,885
Custodian fees........................................    114,791
Directors' fees and expenses..........................      4,988
Transfer agent fees...................................    119,812
Other fees............................................    160,919
                                                       ----------
Total expenses before voluntary fee reductions........              4,333,602
Expenses voluntarily reduced..........................             (2,241,858)
                                                                  -----------
 Net Expenses.........................................              2,091,744
                                                                  -----------
Net investment income.................................             16,839,148
                                                                  -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions.......              3,596,137
Net change in unrealized appreciation from
 investments..........................................              7,680,490
                                                                  -----------
Net realized/unrealized gains from investments........             11,276,627
                                                                  -----------
Change in net assets resulting from operations........            $28,115,775
                                                                  ===========

                       See notes to financial statements

THE ARCH FUND, INC.
National Municipal Bond Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended    year ended
                                                    November 30,  November 30,
                                                        1998          1997
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 16,839,148  $ 17,725,009
 Net realized gains from investment transactions...    3,596,137    12,555,443
 Net change in unrealized appreciation from invest-
  ments............................................    7,680,490    (4,335,052)
                                                    ------------  ------------
Change in net assets resulting from operations.....   28,115,775    25,945,400
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................      (68,990)      (22,941)
 From net realized gains from investment transac-
  tions............................................      (24,447)         (183)
Distributions to Investor B Shareholders:
 From net investment income........................      (14,432)       (2,703)
 From net realized gains from investment transac-
  tions............................................      (13,927)          (25)
Distributions to Trust Shareholders:
 From net investment income........................  (16,755,726)  (17,699,373)
 From net realized gains from investment transac-
  tions............................................  (12,517,074)     (115,079)
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................  (29,394,596)  (17,840,304)
                                                    ------------  ------------
Change in net assets from capital transactions.....   19,447,068    49,494,347
                                                    ------------  ------------
Change in net assets...............................   18,168,247    57,599,443
Net Assets:
 Beginning of period...............................  368,014,086   310,414,643
                                                    ------------  ------------
 End of period..................................... $386,182,333  $368,014,086
                                                    ============  ============


                       See notes to financial statements

THE ARCH FUND, INC.
National Municipal Bond Portfolio

 Financial Highlights, Investor A Shares

                                     For the years
                                  ended November 30,        November 18, 1996
                                  ---------------------            to
                                    1998        1997      November 30, 1996 (a)
                                  ---------   ---------   ---------------------
Net Asset Value, Beginning of
 Period.........................  $   10.27   $   10.05          $10.00
                                  ---------   ---------          ------
Investment Activities
 Net investment income..........       0.44        0.52            0.02
 Net realized and unrealized
  gains from investments........       0.30        0.22            0.05
                                  ---------   ---------          ------
 Total from Investment
  Activities....................       0.74        0.74            0.07
                                  ---------   ---------          ------
Distributions
 Net investment income..........      (0.44)      (0.52)          (0.02)
 Net realized gains.............      (0.35)         --              --
                                  ---------   ---------          ------
 Total Distributions............      (0.79)      (0.52)          (0.02)
                                  ---------   ---------          ------
Net Asset Value, End of Period..  $   10.22   $   10.27          $10.05
                                  =========   =========          ======
Total Return (excludes sales
 charge)........................       7.56 %      7.61 %          0.73 %(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)..........................  $   1,162   $     717          $    1
Ratio of expenses to average net
 assets.........................       0.85 %      0.35 %          0.37 %(c)
Ratio of net investment income
 to average net assets..........       4.18 %      4.71 %          9.08 %(c)
Ratio of expenses to average net
 assets*........................       1.16 %      1.17 %          1.07 %(c)
Portfolio turnover**............      18.30 %     83.94 %            --
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. **
Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Investor B Shares

                                     For the years
                                  ended November 30,        November 18, 1996
                                  ------------------               to
                                    1998        1997      November 30, 1996 (a)
                                  ---------   ---------   ---------------------
Net Asset Value, Beginning of
 Period.........................  $   10.29   $   10.05          $10.00
                                  ---------   ---------          ------
Investment Activities
 Net investment income..........       0.36        0.44            0.02
 Net realized and unrealized
  gains from investments........       0.30        0.24            0.05
                                  ---------   ---------          ------
 Total from Investment
  Activities....................       0.66        0.68            0.07
                                  ---------   ---------          ------
Distributions
 Net investment income..........      (0.36)      (0.44)          (0.02)
 Net realized gains.............      (0.35)         --              --
                                  ---------   ---------          ------
 Total Distributions............      (0.71)      (0.44)          (0.02)
                                  ---------   ---------          ------
Net Asset Value, End of Period..  $   10.24   $   10.29          $10.05
                                  =========   =========          ======
Total Return (excludes sales
 charge)........................       6.69 %      7.01 %          0.70 %(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)..........................  $     503   $     408          $    1
Ratio of expenses to average net
 assets.........................       1.56 %      1.17 %          1.10 %(c)
Ratio of net investment income
 to average net assets..........       3.51 %      4.08 %          8.35 %(c)
Ratio of expenses to average net
 assets*........................       1.86 %      1.89 %          1.80 %(c)
Portfolio turnover**............      18.30 %     83.94 %            --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

THE ARCH FUND, INC.
National Municipal Bond Portfolio

 Financial Highlights, Trust Shares

                                     For the years
                                  ended November 30,        November 18, 1996
                                  ---------------------            to
                                    1998        1997      November 30, 1996 (a)
                                  ---------   ---------   ---------------------
Net Asset Value, Beginning of
 Period.........................  $   10.28   $   10.05         $  10.00
                                  ---------   ---------         --------
Investment Activities
 Net investment income..........       0.46        0.54             0.02
 Net realized and unrealized
  gains from investments........       0.30        0.23             0.05
                                  ---------   ---------         --------
 Total from Investment
  Activities....................       0.76        0.77             0.07
                                  ---------   ---------         --------
Distributions
 Net investment income..........      (0.46)      (0.54)           (0.02)
 Net realized gains.............      (0.35)         --               --
                                  ---------   ---------         --------
 Total Distributions............      (0.81)      (0.54)           (0.02)
                                  ---------   ---------         --------
Net Asset Value, End of Period..  $   10.23   $   10.28         $  10.05
                                  =========   =========         ========
Total Return....................       7.76 %      7.97 %           0.74 %(b)
Ratios/Supplementary Data:
Net Assets at end of period
 (000)..........................  $ 384,518   $ 366,889         $310,413
Ratio of expenses to average net
 assets.........................       0.56 %      0.14 %           0.12 %(c)
Ratio of net investment income
 to average net assets..........       4.52 %      5.38 %           5.77 %(c)
Ratio of expenses to average net
 assets*........................       1.16 %      1.17 %           0.82 %(c)
Portfolio turnover**............      18.30 %     83.94 %             --

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated. ** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                 The ARCH Intermediate Corporate Bond Portfolio

  Q. What economic and market factors affected intermediate-term bonds during the 12-month period ended November 30, 1998?

  A. Interest rates on Treasury securities declined throughout most of the period. For example, the yield on the 10-year Treasury bond fell from 5.9% to 4.7% during the last 12-month period. Those declines came primarily as a result of Federal Reserve policy.

  At the beginning of the period, investors were worried that the Fed might raise rates to ward off inflation. But those fears waned as weakness in overseas economies kept inflation in check; thus, rates on Treasury securities fell. Later in the period, the Federal Reserve Board lowered short-term interest rates three times to offset the impact of the global economic crisis on the domestic economy. That easing monetary policy caused Treasury yields to fall further. Toward the end of the period, rates inched upwards because of investor expectations that the Fed would not lower rates further.

  The uncertainty of the economic environment caused investors to flee lower-quality bonds, forcing up interest rates on many of those issues. That trend led to buying opportunities among lower-quality corporate bonds.

  Q. How did you structure the Portfolio in that environment?

  A. We bought lower-quality debt because we felt that investors had unreasonably abandoned those securities, and as a result yields on those issues had become very attractive. Our strategy of locking in high yields from lower-quality securities lowered the credit quality of the Portfolio's holdings slightly, from AA2 to AA3.

  We also lowered the Portfolio's stake in Treasury securities, from approximately 6% of the Portfolio at the end of 1997 to about 2.6% as of November 30, 1998. The Portfolio holds Treasuries to ensure liquidity. We sold some of the Portfolio's stake in those securities to finance purchases of attractive corporate issues.*

  Q. How did you structure the Portfolio's duration and average maturity?

  A. During the first half of the period, we did not make significant changes to the Portfolio's average maturity. For example, after the first six months of the period, the average maturity decreased from 6.6 to 6.5 years. During the second half of the period, we focused on buying longer-term securities in order to lock in the extra yield that such issues offered. However, average maturity of the Portfolio's holdings actually declined, because those issues were not sufficient to offset the remaining maturity periods of the existing securities in the Portfolio. As of November 30, the Portfolio's average maturity stood at
5.8 years.

  Q. What is your outlook for the Portfolio and the corporate bond market going forward?

  A. We generally do not try to forecast interest rate changes, so we do not foresee making any major adjustments to the Portfolio's average maturity and duration. We will continue to seek out opportunities to lock in high yields for the Portfolio by buying securities that we feel have been unreasonably overlooked. We do not expect to lower the Portfolio's stake in Treasuries further, so that we can continue to provide liquidity in the Portfolio.
-----
* Portfolio composition is subject to change.

                 The ARCH Intermediate Corporate Bond Portfolio

        [ARCH INTERMEDIATE CORPORATE BOND PORTFOLIO CHART APPEARS HERE]

Value of a $10,000 Investment

                                                                                                    Lehman Intermediate Corporate
                  Investor A (No Load)      Investor A (Load)*        Trust      Institutional                  Bond Index
                  --------------------      -----------------         -----      -------------                  ----------
         Feb-97          10,000                    9,551              10,000         10,000                       10,000
         Nov-97          10,648                   10,170              10,665         10,660                       10,711
         May-98          11,062                   10,566              11,097         11,086                       11,132
         Nov-98          11,639                   11,117              11,682         11,653                       11,636

* Reflects 4.50% sales charge.

                          Average Annual Total Return
                                as of 11/30/98
                                                                Since
                                                              Inception
                                                1 Year        (2/10/97)
                                                ------        ---------
Investor A (No Load)                            9.32%           8.78%
Investor A*                                     4.36%           6.05%
Trust                                           9.53%           9.00%
Institutional                                   9.32%           8.86%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Intermediate Corporate Bond Portfolio is measured against the Lehman Brothers Intermediate Corporate Bond Index, an unmanaged index comprised of the Lehman Brothers Intermediate Index, including intermediate and long-term components, and sub-indices covering AAA Corporates, AA Corporates, A Corporates and BAA Corporates, each of which also includes intermediate and long-term components. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 4.50% sales charge on Investor A shares.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Intermediate Corporate Bond Portfolio                          November 30, 1998

Corporate Bonds (77.4%)

                       Security                         Principal    Market
                      Description                         Amount      Value
                      -----------                       ---------- -----------
Automotive (3.4%):
Ford Motor Credit, 7.50%, 1/15/03(b)................... $  800,000 $   864,000
General Motors Acceptance Corp., 8.50%, 2/4/02, MTN....    500,000     541,875
General Motors Acceptance Corp., Global Bond, 6.75%,
 2/7/02................................................    500,000     516,875
                                                                   -----------
                                                                     1,922,750
                                                                   -----------
Banking (8.1%):
Banc One Dayton, N.A., 6.63%, 4/15/03..................     50,000      52,375
BankAmerica Corp., 8.13%, 2/1/02(b)....................    200,000     215,500
Bankers Trust New York, 7.25%, 1/15/03.................    500,000     518,125
Chase Manhattan Corp., 7.13%, 3/1/05...................    500,000     535,000
National Westminster Bank -- NY, 9.45%, 5/1/01.........    145,000     156,600
NationsBank Corp., 8.63%, 11/15/03.....................    400,000     461,000
NationsBank Corp., 7.75%, 8/15/04......................    500,000     558,125
NationsBank Corp., 6.88%, 2/15/05......................    600,000     640,500
Norwest Corp., 6.25%, 3/15/01, MTN.....................     85,000      86,913
Toronto-Dominion Bank-NY, 7.88%, 8/15/04...............    750,000     761,250
United Postal Savings, 9.00%, 7/26/99..................    300,000     307,500
Wells Fargo & Co., 8.38%, 5/15/02......................    300,000     328,875
                                                                   -----------
                                                                     4,621,763
                                                                   -----------
Beverages (6.0%):
Anheuser-Busch Cos., Inc., 8.75%, 12/1/99..............    200,000     206,750
Anheuser-Busch Cos., Inc., 6.75%, 8/1/03...............  1,000,000   1,067,500
Brown-Forman, Corp., 7.38%, 5/10/05, MTN...............  1,000,000   1,106,250
PepsiCo Inc., 5.75%, 1/15/08(b)........................  1,000,000   1,012,500
                                                                   -----------
                                                                     3,393,000
                                                                   -----------
Consumer Goods & Services (0.3%):
Clorox Co., 8.80%, 7/15/01(b)..........................    100,000     108,625
Procter & Gamble, Inc., 8.00%, 11/15/03................     50,000      56,250
                                                                   -----------
                                                                       164,875
                                                                   -----------
Entertainment (1.9%):
Walt Disney Co., Global Bond, Series B, 6.75%,
 3/30/06...............................................  1,000,000   1,081,250
                                                                   -----------
Financial Services (16.2%):
Ameritech Capital Funding, 6.15%, 1/15/08(b)...........  2,000,000   2,082,499
Associates Corp., N.A., 6.88%, 2/1/03..................     50,000      52,554
Associates Corp., N.A., 7.23%, 5/17/06, MTN............  1,000,000   1,092,500
Bear Stearns Co., Inc., 8.25%, 2/1/02..................    500,000     533,125
CIT Group Holdings, 6.80%, 4/17/00, MTN................  1,000,000   1,018,750
General Electric Capital Corp., 7.13%, 12/15/98, MTN...    100,000     100,080

Corporate Bonds, continued

                       Security                        Principal    Market
                     Description                         Amount      Value
                     -----------                       ---------- -----------
Financial Services, continued:
General Electric Capital Corp., 7.66%, 8/2/04, MTN.... $1,000,000 $ 1,115,000
General Electric Capital Corp., 8.30%, 9/20/09........    745,000     897,725
Merrill Lynch & Co., 7.75%, 3/1/99....................    300,000     301,215
Merrill Lynch & Co., 8.00%, 6/1/07....................    500,000     575,625
Norwest Financial Inc., 6.13%, 8/1/03.................     50,000      51,563
Pitney Bowes Credit, 8.63%, 2/15/08...................  1,000,000   1,221,249
St. Paul Companies, Inc., 7.60%, 4/22/99, MTN.........     70,000      70,640
St. Paul Companies, Inc., 7.49%, 11/6/02, MTN.........     25,000      26,754
St. Paul Companies, Inc., 7.50%, 12/20/02, MTN........     50,000      53,563
                                                                  -----------
                                                                    9,192,842
                                                                  -----------
Food Products (4.9%):
Campbell Soup Co., 6.90%, 10/15/06....................  1,000,000   1,096,250
General Mills, 8.47%, 12/15/98, MTN...................    200,000     200,216
General Mills, 8.90%, 3/15/06, MTN....................  1,000,000   1,208,749
Quaker Oats Co., 9.00%, 12/7/01, MTN..................    150,000     164,586
Quaker Oats Co., 9.00%, 12/10/01, MTN.................    125,000     137,188
                                                                  -----------
                                                                    2,806,989
                                                                  -----------
Food Service (0.9%):
McDonald's Corp., 6.50%, 8/1/07, MTN..................    500,000     537,500
                                                                  -----------
Industrial Goods & Services (2.4%):
E.I. duPont de Nemours & Co., 8.50%, 2/15/03..........    200,000     213,750
E.I. duPont de Nemours & Co., 8.13%, 3/15/04..........  1,000,000   1,131,250
                                                                  -----------
                                                                    1,345,000
                                                                  -----------
Manufacturing (0.1%):
Elf Aquitaine, 7.75%, 5/1/99..........................     50,000      50,500
                                                                  -----------
Oil & Exploration, Production & Services (2.8%):
BP America, Inc., 9.38%, 11/1/00......................    150,000     162,000
BP America, Inc., 8.50%, 4/15/01......................    200,000     215,500
Exxon Capital Corp., 6.63%, 8/15/02...................    100,000     104,750
Texaco Capital, 7.09%, 2/1/07(b)......................  1,000,000   1,105,000
                                                                  -----------
                                                                    1,587,250
                                                                  -----------
Paper & Related (2.5%):
International Paper Co., 7.00%, 6/1/01................  1,000,000   1,035,000
Kimberly-Clark, 8.63%, 5/1/01.........................    350,000     378,000
                                                                  -----------
                                                                    1,413,000
                                                                  -----------
Pharmaceuticals (4.2%):
Eli Lilly & Co., 6.75%, 11/15/99......................    150,000     152,250
Eli Lilly & Co., 8.38%, 12/1/06.......................  1,000,000   1,187,500
SmithKline Beecham Corp., 6.63%, 10/1/01, MTN.........  1,000,000   1,043,750
                                                                  -----------
                                                                    2,383,500
                                                                  -----------
Printing & Publishing (0.5%):
Gannett Co., 5.85%, 5/1/00............................    300,000     304,125
                                                                  -----------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Intermediate Corporate Bond Portfolio                          November 30, 1998

Corporate Bonds, continued

                        Security                         Principal    Market
                      Description                          Amount      Value
                      -----------                        ---------- -----------
Retail Stores (5.3%):
Dillards, Inc., 5.79%, 11/15/01......................... $  450,000 $   446,063
J. C. Penney Inc., 7.60%, 4/1/07........................  1,000,000   1,087,499
Wal-Mart Stores, Inc., 8.63%, 4/1/01....................    650,000     699,563
Wal-Mart Stores, Inc., 6.50%, 6/1/03....................    100,000     104,875
Wal-Mart Stores, Inc., 7.50%, 5/15/04...................    600,000     662,250
                                                                    -----------
                                                                      3,000,250
                                                                    -----------
Technology (2.0%):
Motorola, Inc., 7.60%, 1/1/07...........................  1,000,000   1,130,000
                                                                    -----------
Telecommunications (10.2%):
AT&T Corp., 7.13%, 1/15/02..............................     50,000      52,563
AT&T Corp., 6.75%, 4/1/04(b)............................  1,150,000   1,230,500
AT&T Corp., 7.00%, 5/15/05..............................    100,000     108,250
GTE California, 6.70%, 9/1/09...........................  1,000,000   1,090,000
Lucent Technologies, Inc., 7.25%, 7/15/06...............  1,000,000   1,113,750
SBC Communications, Inc., 7.25%, 7/1/02.................  1,065,000   1,128,900
Southwestern Bell Telephone, 6.56%, 11/15/05, MTN.......  1,000,000   1,062,500
                                                                    -----------
                                                                      5,786,463
                                                                    -----------
Transportation & Shipping (0.4%):
Union Pacific Co., 7.88%, 2/15/02.......................    200,000     212,750
                                                                    -----------
Utilities (5.3%):
Laclede Gas Co., 7.50%, 11/1/07.........................  1,500,000   1,685,625
National Rural Utilities, 6.45%, 4/1/01.................    100,000     103,125
National Rural Utilities, 6.65%, 10/1/05................    100,000     107,000
Pacific Gas & Electric, 6.25%, 8/1/03...................     50,000      52,438
Southern California Edison, 6.75%, 1/15/00..............    170,000     172,975
Wisconsin Power & Light, 7.00%, 6/15/07.................    810,000     895,050
                                                                    -----------
                                                                      3,016,213
                                                                    -----------
TOTAL CORPORATE BONDS                                                43,950,020
                                                                    -----------
U.S. Government Agencies (16.4%)
Federal Farm Credit Bank (1.1%):
8.95%, 6/1/06...........................................    500,000     610,700
                                                                    -----------
Federal Home Loan Mortgage Corp. (4.5%):
6.00%, 2/1/11, Gold Pool #E62600........................    428,003     429,205
6.50%, 1/1/12, Gold Pool #E00465........................  1,618,427   1,644,209
6.50%, 6/1/12, Pool #E67059.............................    450,020     457,189
                                                                    -----------
                                                                      2,530,603
                                                                    -----------
Federal National Mortgage Assoc. (5.4%):
7.00%, 11/1/10, Pool #328614............................    656,498     671,880
7.00%, 6/1/11, Pool #349980.............................    833,038     852,556
6.50%, 3/1/12, Pool #372719.............................    819,608     832,156
6.50%, 3/1/12, Pool #372705.............................    712,902     723,816
                                                                    -----------
                                                                      3,080,408
                                                                    -----------
U.S. Government Agencies, continued
                                                         Shares
                                                           or
                      Security                         Principal    Market
                     Description                         Amount      Value
                     -----------                       ---------- -----------
Government National Mortgage Assoc. (5.4%):
6.00%, 4/15/26, Pool #345610.........................  $  913,910 $   906,480
7.00%, 1/15/27, Pool #442297.........................     834,964     855,571
6.50%, 1/15/27, Pool #439817.........................     987,327     998,118
7.00%, 9/15/27, Pool #455304.........................     293,275     300,513
                                                                  -----------
                                                                    3,060,682
                                                                  -----------
TOTAL U.S. GOVERNMENT AGENCIES                                      9,282,393
                                                                  -----------
U.S. Treasury Notes (2.6%)
5.75%, 8/15/03.......................................      50,000      52,276
5.88%, 11/15/05(b)...................................     725,000     775,909
6.63%, 5/15/07(b)....................................     600,000     674,022
                                                                  -----------
TOTAL U.S. TREASURY NOTES                                           1,502,207
                                                                  -----------
Investment Companies (2.7%)
Federated Money Market Trust.........................   1,509,674   1,509,674
                                                                  -----------
TOTAL INVESTMENT COMPANIES                                          1,509,674
                                                                  -----------
Short-Term Securities Held as Collateral (11.3%)
Repurchase agreements (11.3%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $2,172,882,
 collateralized by $2,700,339 various U.S. Government
 Agency securities, 0.00%-8.50%, 12/3/98-9/11/28,
 market value $2,215,557)............................   2,172,541   2,172,541
Nationsbanc Montgomery Securities, Inc., 5.68%,
 12/1/98 (Purchased on 11/30/98, proceeds at maturity
 $246,920, collateralized by $276,956 various U.S.
 Government Agency mortgages, 0.00%-10.50%, 5/1/00-
 12/1/28, market value $251,819).....................     246,880     246,880
Greenwich Capital, 5.45%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $1,086,434,
 collateralized by $5,519,216 various U.S. Government
 Agency mortgages, 0.00%-8.00%, 10/25/99-8/1/28,
 market value $1,107,996)............................   1,086,270   1,086,270
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $731,006,
 collateralized by $857,198 various U.S. Treasury
 Notes, 3.63%-8.75%, 10/31/99-11/15/28, market value
 $745,516)...........................................     730,898     730,898

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Intermediate Corporate Bond Portfolio                          November 30, 1998

Short-Term Securities Held as Collateral, continued

                      Security                         Principal    Market
                     Description                         Amount      Value
                     -----------                       ---------- -----------
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $2,172,860,
 collateralized by $2,599,636 various U.S. Treasury
 Notes, 0.00%-8.88%, 12/10/98-4/15/28, market value
 $2,215,991).........................................  $2,172,541 $ 2,172,541
                                                                  -----------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                      6,409,130
                                                                  -----------
TOTAL INVESTMENTS
 (Cost $59,921,651)(a) (110.4%).................................   62,653,424
Liabilities in excess of other assets. (-10.4%).................   (5,907,801)
                                                                  -----------
TOTAL NET ASSETS -- 100.0%......................................  $56,745,623
                                                                  ===========

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.... $2,740,014
      Unrealized depreciation....     (8,241)
                                  ----------
      Net unrealized apprecia-
       tion...................... $2,731,773
                                  ==========

(b) All or a portion of this security was loaned as of November 30, 1998.

MTN Medium Term Note
                       See notes to financial statements

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1998

Assets
Investments, at value (cost $53,512,521)................           $56,244,294
Repurchase agreements at value (cost $6,409,130)........             6,409,130
                                                                   -----------
 Total investments......................................            62,653,424
Cash....................................................                   901
Interest and dividends receivable.......................               834,338
Deferred organization costs.............................                15,321
                                                                   -----------
 Total Assets...........................................            63,503,984
Liabilities
Dividends payable....................................... $ 275,702
Payable for capital shares redeemed.....................    12,121
Payable for return of collateral received............... 6,409,130
Accrued expenses and other payables:
 Investment advisory fees...............................    25,392
 Administration fees....................................     1,084
 Distribution and administrative services fees..........       356
 Custodian fees.........................................     4,381
 Other liabilities......................................    30,195
                                                         ---------
 Total Liabilities......................................             6,758,361
                                                                   -----------
Net Assets:
Capital.................................................            53,928,192
Undistributed net investment income.....................                16,970
Accumulated net realized gains on investment
 transactions...........................................                68,688
Net unrealized appreciation from investments............             2,731,773
                                                                   -----------
Net Assets..............................................           $56,745,623
                                                                   ===========
Investor A Shares
 Net Assets.............................................           $   283,962
 Shares.................................................                27,575
 Redemption price per share.............................                $10.30
                                                                        ======
Maximum Sales Charge -- Investor A Shares...............                  4.50%
 Maximum Offering Price (100%/(100%-- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share.......................................                $10.79
                                                                        ======
Trust Shares
 Net Assets.............................................           $55,337,196
 Shares.................................................             5,376,783
 Offering and redemption price per share................                $10.29
                                                                        ======
Institutional Shares
 Net Assets.............................................           $ 1,124,465
 Shares.................................................               109,235
 Offering and redemption price per share................                $10.29
                                                                        ======
Statement of Operations
                                            For the year ended November 30, 1998

Investment Income:
Interest income...........................................          $3,600,366
Dividend income...........................................              40,647
Income from securities lending............................              10,037
                                                                    ----------
 Total Income.............................................           3,651,050
Expenses:
Investment advisory fees.................................. $294,401
Administration fees.......................................  107,055
Distribution and services fees, Investor A Shares.........      800
Administrative services fees, Trust Shares................  157,889
Administrative services fees, Institutional Shares........    1,893
Accounting fees...........................................   15,096
Custodian fees............................................   16,423
Directors' fees and expenses..............................      573
Transfer agent fees.......................................       39
Other fees................................................   43,804
                                                           --------
 Total expenses before voluntary fee reductions...........             637,973
 Expenses voluntarily reduced.............................            (315,256)
                                                                    ----------
 Net Expenses.............................................             322,717
                                                                    ----------
Net investment income.....................................           3,328,333
                                                                    ----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions...........              78,258
Net change in unrealized appreciation from investments....           1,517,181
                                                                    ----------
Net realized/unrealized gains from investments............           1,595,439
                                                                    ----------
Change in net assets resulting from operations............          $4,923,772
                                                                    ==========

                       See notes to financial statements

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

 Statements of Changes in Net Assets

                                                         For the       For the
                                                        year ended   period ended
                                                       November 30,  November 30,
                                                           1998        1997 (a)
                                                       ------------  ------------
From Investment Activities:
Operations:
 Net investment income...............................  $ 3,328,333   $ 2,185,317
 Net realized gains from investment transactions.....       78,258       502,907
 Net change in unrealized appreciation from invest-
  ments..............................................    1,517,181      (131,490)
                                                       -----------   -----------
Change in net assets resulting from operations.......    4,923,772     2,556,734
                                                       -----------   -----------
Distributions to Investor A Shareholders:
 From net investment income..........................      (15,794)       (7,181)
 From net realized gains from investment transac-
  tions..............................................       (3,101)           --
Distributions to Trust Shareholders:
 From net investment income..........................   (3,276,426)   (2,177,609)
 From net realized gains from investment transac-
  tions..............................................     (497,257)           --
Distributions to Institutional Shareholders:
 From net investment income..........................      (36,113)         (527)
 From net realized gains from investment transac-
  tions..............................................         (309)           --
                                                       -----------   -----------
Change in net assets from shareholder distributions..   (3,829,000)   (2,185,317)
                                                       -----------   -----------
Change in net assets from capital transactions.......   10,903,630    44,375,804
                                                       -----------   -----------
Change in net assets.................................   11,998,402    44,747,221

Net Assets:
 Beginning of period.................................   44,747,221            --
                                                       -----------   -----------
 End of period.......................................  $56,745,623   $44,747,221
                                                       ===========   ===========

-----
(a) Period commenced February 10, 1997.


                       See notes to financial statements

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

 Statement of Cash Flows

                                                                     For the
                                                                    year ended
                                                                   November 30,
                                                                       1998
                                                                   ------------
Cash Flows from Operating Activities:
 Net investment income...........................................  $  3,328,333
 Adjustments to reconcile net investment income to net cash used in operating activities:
 Cost of investment securities...................................   (24,776,481)
 Proceeds from disposition of investment securities..............    18,867,997
 Cost of investments purchased with cash collateral from securi-
  ties lending...................................................    (6,409,130)
 Increase in dividends and interest receivable...................      (182,790)
 Increase in payable for return of collateral received from secu-
  rities lending.................................................     6,409,130
 Increase in accrued expenses....................................        22,026
 Amortization expense on organizational costs....................         2,920
 Net amortization/accretion from investments.....................       (36,881)
                                                                   ------------
 Net cash used in operating activities...........................    (2,774,876)
                                                                   ------------
Cash Flows from Financing Activities:
 Proceeds from shares issued.....................................    12,094,256
 Cost of shares redeemed.........................................    (5,788,023)
 Cash distributions paid.........................................    (3,530,649)
                                                                   ------------
 Net cash provided by financing activities.......................     2,775,584
                                                                   ------------
 Increase in cash................................................           708
Cash:
 Beginning balance...............................................           193
                                                                   ------------
 Ending balance..................................................  $        901
                                                                   ============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $267,065 and converted common trust assets of $4,766,780.


                       See notes to financial statements

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

 Financial Highlights, Investor A Shares

                                                  For the    February 10, 1997
                                                 year ended          to
                                                November 30,   November 30,
                                                    1998         1997 (a)
                                                ------------ -----------------
Net Asset Value, Beginning of Period...........    $10.11         $10.00
                                                   ------         ------
Investment Activities
 Net investment income.........................      0.60           0.52
 Net realized and unrealized gains from
  investments..................................      0.30           0.11
                                                   ------         ------
 Total from Investment Activities..............      0.90           0.63
                                                   ------         ------
Distributions
 Net investment income.........................     (0.60)         (0.52)
 Net realized gains............................     (0.11)            --
                                                   ------         ------
 Total Distributions...........................     (0.71)         (0.52)
                                                   ------         ------
 Net Asset Value, End of Period................    $10.30         $10.11
                                                   ======         ======
Total Return (excludes sales charge)...........      9.32 %         6.48 % (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..............    $  284         $  277
Ratio of expenses to average net assets........      0.89 %         0.58 % (c)
Ratio of net investment income to average net
 assets........................................      5.92 %         6.52 % (c)
Ratio of expenses to average net assets*.......      1.19 %         1.31 % (c)
Portfolio turnover**...........................      9.65 %        61.98 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Trust Shares

                                                 For the    February 10, 1997
                                                year ended         to
                                               November 30,   November 30,
                                                   1998         1997 (a)
                                               ------------ -----------------
Net Asset Value, Beginning of Period..........   $ 10.11         $ 10.00
                                                 -------         -------
Investment Activities
 Net investment income........................      0.63            0.53
 Net realized and unrealized gains from
  investments.................................      0.29            0.11
                                                 -------         -------
 Total from Investment Activities.............      0.92            0.64
                                                 -------         -------
Distributions
 Net investment income........................     (0.63)          (0.53)
 Net realized gains...........................     (0.11)             --
                                                 -------         -------
 Total Distributions..........................     (0.74)          (0.53)
                                                 -------         -------
Net Asset Value, End of Period................   $ 10.29         $ 10.11
                                                 =======         =======
Total Return..................................      9.53 %          6.65 % (b)
Ratios/Supplementary Data:
Net Assets at end of period (000).............   $55,337         $44,443
Ratio of expenses to average net assets.......      0.60 %          0.29 % (c)
Ratio of net investment income to average net
 assets.......................................      6.23 %          6.90 % (c)
Ratio of expenses to average net assets*......      1.19 %          1.32 % (c)
Portfolio turnover**..........................      9.65 %         61.98 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

THE ARCH FUND, INC.
Intermediate Corporate Bond Portfolio

 Financial Highlights, Institutional Shares

                                                  For the    February 10, 1997
                                                 year ended         to
                                                November 30,   November 30,
                                                    1998         1997 (a)
                                                ------------ -----------------
Net Asset Value, Beginning of Period...........    $10.11         $10.00
                                                   ------         ------
Investment Activities
 Net investment income.........................      0.61           0.53
 Net realized and unrealized gains from
  investments..................................      0.29           0.11
                                                   ------         ------
 Total from Investment Activities..............      0.90           0.64
                                                   ------         ------
Distributions
 Net investment income.........................     (0.61)         (0.53)
 Net realized gains............................     (0.11)            --
                                                   ------         ------
 Total Distributions...........................     (0.72)         (0.53)
                                                   ------         ------
Net Asset Value, End of Period.................    $10.29         $10.11
                                                   ======         ======
Total Return...................................      9.32 %         6.60 % (b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..............    $1,124         $   27
Ratio of expenses to average net assets........      1.07 %         0.29 % (c)
Ratio of net investment income to average net
 assets........................................      5.72 %         7.06 % (c)
Ratio of expenses to average net assets*.......      1.18 %         1.31 % (c)
Portfolio turnover**...........................      9.65 %        61.98 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

                         The ARCH Bond Index Portfolio

  Q. What were the conditions in the bond market during the 12 months ended November 30, 1998?

  A. During the first six months of the period, investors worried that strong U.S. economic growth would force the Federal Reserve Board to raise interest rates to curb inflation, boosting bond yields and causing bond prices to fall. But global economic weakness threatened to slow the U.S. economy's growth, and the Fed did not raise rates.

  Concerns that the global economic crisis would hurt the U.S. economy increased during the second half of the period. In response, the Federal Reserve increased the money supply by lowering short-term interest rates three times, each time dropping the federal funds rate one quarter of a percentage point. With the rate cuts, the yield on the 30-year Treasury bond fell to as low as 4.7%, but toward the end of the period, it inched back up and stood at 5.0% as of November 30, 1998.

  Meanwhile, however, interest rates on intermediate- and long-term corporate securities increased relative to rates on Treasuries. Issues of bank and finance companies were especially hurt, as investors worried that such companies would be adversely affected by global economic problems. Spreads between the rates of agency debt and Treasuries also increased as investors sought safety and liquidity in the highest quality securities.

  Q. How did the Portfolio perform during the period?

  A. The Portfolio holds roughly 125 securities across market sectors and maturities, using the same percentage weightings as the Lehman Brothers Aggregate Bond Index. Our objective is to track the performance of that index, and we did so during the recent period. By contrast, actively managed funds' performances depend upon the investment decisions of their portfolio managers, and those funds' returns may be considerably higher or lower than the returns of the Index.*

  Q. What is the outlook for the bond market and the Portfolio?

  A. The recent rise in interest rates indicates that the market does not expect the Federal Reserve to cut short-term rates again soon. However, the Fed could again cut rates if inflation stays low and the U.S. economy shows signs of weakening. Regardless of short-term fluctuations, we will continue to track any changes in the sector or maturity components of our benchmark to help ensure that we fulfill the Portfolio's long-term objective.
-----
* Portfolio composition is subject to change.

                         The ARCH Bond Index Portfolio

                [ARCH BOND INDEX PORTFOLIO CHART APPEARS HERE]


Value of a $10,000 Investment

                    Investor A (No Load)      Investor A (Load)*        Trust       Institutional    Lehman Aggregate Bond Index
                    --------------------      -----------------         -----       -------------    ---------------------------
          Feb-97           10,000                    9,747              10,000          10,000                 10,000
          Nov-97           10,693                   10,422              10,715          10,720                 10,823
          May-98           11,109                   10,828              11,149          11,146                 11,266
          Nov-98           11,695                   11,398              11,754          11,733                 11,846

* Reflects 2.50% sales charge.

                          Average Annual Total Return
                                as of 11/30/98
                                                                Since
                                                              Inception
                                                1 Year        (2/10/97)
                                                ------        ---------
Investor A (No Load)                            9.36%           9.07%
Investor A*                                     6.64%           7.53%
Trust                                           9.69%           9.38%
Institutional                                   9.47%           9.27%

  Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares of a particular class, when redeemed, may be worth more or less than their original cost.

  The performance of the ARCH Bond Index Portfolio is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of the Lehman Brothers Government/Corporate Bond Index and two Lehman Brothers asset-backed securities indices. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. By contrast, the performance of the Portfolio shown on the graph reflects the deduction of these value-added services, as well as the deduction of a 2.50% sales charge on Investor A shares.

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Bond Index Portfolio                                           November 30, 1998

Corporate Bonds (27.9%)

                      Security                       Principal     Market
                    Description                        Amount      Value
                    -----------                      ---------- ------------
Automotive (3.1%):
Ford Motor Credit Co., 7.75%, 11/15/02.............. $1,000,000 $  1,078,750
Ford Motor Credit Co., Global Bond,
 7.00%, 9/25/01.....................................  2,000,000    2,082,500
General Motors Corp., 8.88%, 5/15/03................  2,000,000    2,260,000
                                                                ------------
                                                                   5,421,250
                                                                ------------
Beverages (1.7%):
PepsiCo, Inc., 6.80%, 5/15/00, MTN..................  3,000,000    3,078,750
                                                                ------------
Consumer Goods & Services (0.6%):
Motorola, Inc., 6.50%, 11/15/28.....................  1,000,000    1,032,500
                                                                ------------
Entertainment (1.2%):
Walt Disney Co., Global Bond, Series A, 6.38%,
 3/30/01............................................  1,000,000    1,027,500
Walt Disney Co., Global Bond, Series B, 6.75%,
 3/30/06 (b)........................................  1,000,000    1,081,250
                                                                ------------
                                                                   2,108,750
                                                                ------------
Financial Services (9.7%):
American Express Credit, 6.50%, 8/1/00 (b)..........  1,800,000    1,840,500
CIT Group Holdings, 5.85%, 4/9/01, MTN..............  3,000,000    3,022,500
Dean Witter Discover & Co.,
 6.25%, 3/15/00.....................................  1,000,000    1,015,000
Dean Witter Discover & Co.,
 6.75%, 8/15/00.....................................  1,500,000    1,541,250
General Electric Capital Corp.,
 8.85%, 4/1/05......................................  2,000,000    2,357,500
General Electric Capital Corp.,
 8.50%, 7/24/08.....................................  1,000,000    1,220,000
Household Finance Corp., 7.45%, 4/1/00, Guaranteed
 by Household International.........................  1,000,000    1,025,000
Household Finance Corp., 8.38%, 11/15/01............  1,000,000    1,072,500
Household Finance Corp., 6.88%, 3/1/07..............  1,000,000    1,051,250
Merrill Lynch & Co., 6.70%, 8/1/00..................  2,000,000    2,042,500
Merrill Lynch & Co., 8.00%, 2/1/02..................  1,000,000    1,068,750
                                                                ------------
                                                                  17,256,750
                                                                ------------
Food Products (2.3%):
Sara Lee, 5.75%, 7/14/00, MTN.......................  4,000,000    4,050,000
                                                                ------------
Industrial Goods & Services (0.6%):
E.I. duPont de Nemours & Co., 6.75%, 9/1/07 (b).....  1,000,000    1,093,750
                                                                ------------
Oil & Exploration, Production & Services (0.9%):
Texaco Capital, 9.45%, 3/1/00.......................  1,500,000    1,580,625
                                                                ------------
Paper & Related (1.2%):
International Paper Co., 7.00%, 6/1/01..............  2,000,000    2,070,000
                                                                ------------
Retail Stores (2.9%):
Dillards, Inc., 5.79%, 11/15/01.....................  3,000,000    2,973,750
Wal-Mart Stores, Inc., 9.10%, 7/15/00...............  2,000,000    2,127,500
                                                                ------------
                                                                   5,101,250
                                                                ------------
Corporate Bonds, continued
                        Security                         Principal     Market
                      Description                          Amount      Value
                      -----------                        ---------- ------------
Telecommunications (3.7%):
Bell Telephone Co. of Pennsylvania,
 8.75%, 8/15/31......................................... $1,000,000 $  1,351,250
Lucent Technologies, Inc., 6.90%,
 7/15/01 (b)............................................  3,000,000    3,142,500
Northern Telecom Ltd., 6.88%, 10/1/02 (b)...............  1,000,000    1,050,000
SBC Communications, Inc., 7.25%, 7/1/02.................  1,000,000    1,060,000
                                                                    ------------
                                                                       6,603,750
                                                                    ------------
TOTAL CORPORATE BONDS...................................              49,397,375
                                                                    ------------
U.S. Government Agencies (38.2%)
Federal Home Loan Bank (5.2%):
5.52%, 4/9/01, Series 3101..............................  4,000,000    4,055,600
5.75%, 4/30/01, Series 4901.............................  1,000,000    1,019,530
6.67%, 1/8/07, Series I-07..............................  1,000,000    1,087,530
5.67%, 9/11/08, Series KS08.............................  3,000,000    3,061,770
                                                                    ------------
                                                                       9,224,430
                                                                    ------------
Federal Home Loan Mortgage Corp. (14.5%):
8.50%, 10/1/01, Pool #200055............................     26,675       27,525
9.00%, 3/1/03, Pool #380019.............................    109,536      114,088
9.00%, 5/1/03, Pool #380021.............................     37,396       38,950
7.50%, 11/1/09, Gold Pool #M30082.......................  1,855,441    1,909,936
7.00%, 11/1/10, Gold Pool #E20202.......................    282,513      289,223
7.00%, 11/1/10, Gold Pool #E62010.......................    365,351      374,028
6.00%, 2/1/11, Gold Pool #E62600........................    428,003      429,205
6.00%, 3/1/11, Gold Pool #E63503........................    813,148      815,433
6.00%, 4/1/11, Gold Pool #E63515........................    790,593      792,815
6.00%, 6/1/11, Gold Pool #E00439........................    799,175      801,420
7.00%, 7/1/11, Gold Pool #E20252........................    840,242      860,198
6.00%, 3/1/12, Gold Pool #E66538........................  1,304,900    1,308,567
7.50%, 9/1/12, Gold Pool #G10735........................  1,931,357    1,988,081
6.00%, 3/1/13, Gold Pool #E69338........................    962,864      965,569
6.00%, 3/1/13, Pool #E69425.............................    937,715      940,350
6.00%, 4/1/13, Pool #E70028.............................    943,318      945,969
6.00%, 4/1/13, Pool #E00543.............................  1,922,754    1,928,157
5.50%, 11/1/13, Gold Pool #E72928.......................  1,000,000      986,250
5.50%, 11/1/13, Gold Pool #E73355.......................    990,001      976,388
5.50%, 12/1/13, Gold Pool #E73342.......................  1,000,000      986,250
6.00%, 2/1/26, Gold Pool #D68286........................    209,366      206,943
6.00%, 3/1/26, Gold Pool #C80393........................  2,105,301    2,080,944
6.00%, 4/1/26, Gold Pool #C80395........................    106,115      104,887
6.00%, 4/1/26, Gold Pool #D70772........................    390,094      385,581
6.00%, 4/1/26, Gold Pool #D70405........................    318,779      315,090
8.00%, 11/1/26, Gold Pool #D76134.......................    254,875      264,032
6.00%, 12/1/26, Gold Pool #C80465.......................    811,683      802,291
6.00%, 12/1/26, Gold Pool #D76870.......................     25,160       24,869
8.00%, 12/1/26, Gold Pool #D76530.......................    584,341      605,336
8.00%, 12/1/26, Gold Pool #D76906.......................    324,297      335,949
7.00%, 1/1/27, Gold Pool #D77720........................  1,756,902    1,794,781
7.00%, 1/1/27, Gold Pool #D77743........................    740,248      756,208
8.00%, 1/1/27, Gold Pool #C00490........................    581,533      602,427
                                                                    ------------
                                                                      25,757,740
                                                                    ------------

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Bond Index Portfolio                                           November 30, 1998

U.S. Government Agencies, continued


                       Security                        Principal    Market
                     Description                         Amount      Value
                     -----------                       ---------- -----------
Federal National Mortgage Assoc. (10.7%):
8.35%, 11/10/99....................................... $  500,000 $   515,195
6.00%, 11/1/00, Pool #190070..........................    430,352     434,117
7.50%, 2/11/02........................................  4,970,000   5,335,146
6.00%, 5/1/11, Pool #337194...........................    794,627     795,867
6.00%, 2/1/12, Pool #250917...........................    878,501     879,872
6.00%, 3/1/12, Pool #359504...........................    865,205     866,555
6.00%, 3/1/12, Pool #374638...........................    801,228     802,478
6.00%, 3/1/12, Pool #373131...........................    890,172     891,561
7.50%, 3/1/12, Pool #250858...........................  1,760,405   1,811,562
6.00%, 4/1/13, Pool #414671...........................    968,235     969,745
5.50%, 11/1/13, Pool #449032..........................  1,000,000     985,625
6.00%, 10/1/26, Pool #368935..........................  1,384,019   1,367,149
9.00%, 10/1/26, Pool #358137..........................    130,182     137,179
9.00%, 10/1/26, Pool #353671..........................    299,552     315,653
9.00%, 10/1/26, Pool #361800..........................    128,554     135,463
9.00%, 11/1/26, Pool #364453..........................    415,118     437,431
9.00%, 11/1/26, Pool #358703..........................    126,532     133,333
9.00%, 12/1/26, Pool #368686..........................    152,976     161,198
6.00%, 1/1/28, Pool #398195...........................    976,309     964,407
6.00%, 1/1/28, Pool #402874...........................    943,489     931,988
                                                                  -----------
                                                                   18,871,524
                                                                  -----------
Government National Mortgage Assoc. (7.8%):
7.50%, 4/15/02, Pool #210173..........................    128,338     132,789
7.50%, 7/15/02, Pool #216193..........................     19,346      20,017
7.50%, 7/15/08, Pool #349404..........................    314,685     325,598
7.50%, 8/15/10, Pool #413412..........................    102,414     105,966
7.50%, 9/15/10, Pool #413117..........................     79,184      81,930
7.50%, 11/15/10, Pool #415775.........................    292,206     302,340
6.00%, 3/15/11, Pool #425964..........................     47,675      47,929
6.50%, 3/15/11, Pool #419123..........................     20,799      21,208
6.00%, 4/15/11, Pool #429397..........................    445,257     447,621
6.00%, 4/15/11, Pool #421800..........................     55,929      56,226
6.00%, 4/15/11, Pool #393849..........................    403,084     405,225
6.00%, 5/15/11, Pool #345647..........................     46,418      46,665
6.00%, 5/15/11, Pool #421871..........................    555,275     558,224
6.00%, 5/15/11, Pool #432659..........................    459,868     462,310
6.50%, 5/15/11, Pool #412598..........................    500,940     510,798
6.50%, 5/15/11, Pool #432640..........................    314,804     321,000
6.00%, 6/15/11, Pool #423828..........................    284,795     286,307
6.00%, 6/15/11, Pool #406582..........................    250,620     251,951
6.50%, 6/15/11, Pool #426173..........................    467,328     476,525
6.50%, 8/15/11, Pool #421746..........................    299,468     305,362
6.50%, 2/15/12, Pool #393334..........................    367,941     375,182
6.50%, 3/15/12, Pool #399161..........................    397,096     404,911
7.50%, 7/15/12, Pool #447382..........................  1,039,696   1,075,753
8.50%, 11/15/21, Pool #297863.........................    165,268     174,924
8.00%, 5/15/23, Pool #350495..........................    278,922     290,428
9.00%, 5/15/25, Pool #386743..........................    350,784     373,911
9.00%, 5/15/25, Pool #401372..........................    175,040     186,581
9.50%, 8/15/25, Pool #414557..........................    109,541     118,269
7.50%, 10/15/25, Pool #366152.........................    352,125     364,118
7.50%, 10/15/25, Pool #366154.........................    425,955     440,463
6.50%, 3/15/26, Pool #419578..........................     69,292      70,049
6.50%, 4/15/26, Pool #422656..........................    894,896     904,677
6.50%, 5/15/26, Pool #428852..........................     79,870      80,743
6.50%, 6/15/26, Pool #423801..........................    736,396     744,445
7.00%, 8/20/26, Pool #2266............................    518,692     529,227
9.50%, 9/15/26, Pool #438724..........................    222,970     240,736
9.50%, 10/15/26, Pool #438728.........................    168,946     182,407

U.S. Government Agencies, continued:
                                                          Shares or
                        Security                          Principal   Market
                       Description                         Amount      Value
                       -----------                        --------- -----------
Government National Mortgage Assoc., continued
9.50%, 10/15/26, Pool #436991............................ $  56,109 $    60,579
9.50%, 11/15/26, Pool #438731............................   260,802     281,583
9.50%, 11/15/26, Pool #436994............................   158,466     171,092
7.00%, 9/15/27, Pool #455304.............................   488,792     500,856
7.00%, 8/15/28, Pool #482697.............................   997,329   1,021,943
                                                                    -----------
                                                                     13,758,868
                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCIES                                       67,612,562
                                                                    -----------
U.S. Treasury Bonds (18.1%)

12.00%, 8/15/13, Callable on 8/15/08
 @ 100 (b)............................................... 2,055,000   3,144,027
7.50%, 11/15/16.......................................... 1,250,000   1,565,975
8.75%, 5/15/17 (b)....................................... 1,500,000   2,106,720
8.13%, 8/15/19 (b)....................................... 6,000,000   8,077,620
8.75%, 8/15/20........................................... 2,000,000   2,870,000
7.63%, 11/15/22 (b)...................................... 4,600,000   6,018,732
6.00%, 2/15/26 (b)....................................... 7,500,000   8,251,125
                                                                    -----------
TOTAL U.S. TREASURY BONDS                                            32,034,199
                                                                    -----------
U.S. Treasury Notes (14.6%):

6.00%, 10/15/99 (b)......................................   400,000     404,496
6.13%, 7/31/00 (b).......................................   200,000     204,886
5.75%, 10/31/00 (b)...................................... 1,000,000   1,021,160
5.50%, 12/31/00 (b)...................................... 9,000,000   9,162,180
6.38%, 9/30/01 (b)....................................... 4,000,000   4,182,800
5.88%, 9/30/02 (b)....................................... 2,100,000   2,188,389
5.75%, 8/15/03 (b)....................................... 2,930,000   3,063,344
7.25%, 5/15/04 (b)....................................... 2,190,000   2,455,932
6.63%, 5/15/07 (b)....................................... 2,750,000   3,089,268
                                                                    -----------
TOTAL U.S. TREASURY NOTES................................            25,772,455
                                                                    -----------
Investment Companies (0.5%)
Federated Money Market Trust.............................   798,841     798,841
                                                                    -----------
TOTAL INVESTMENT COMPANIES                                              798,841
                                                                    -----------
Short-Term Securities Held as Collateral (12.8%):

Repurchase agreements (12.8%):
Lehman Brothers, Inc., 5.66%, 12/1/98 (Purchased on
 11/30/98, proceeds at maturity $7,643,024,
 collateralized by $9,498,332 various U.S. Government
 Agency securities, 0.00%-8.50%, 12/3/98-9/11/28, market
 value $7,793,132).......................................               7,641,823 7,641,823
Nationsbanc Montgomery Securities, Inc., 5.68%, 12/1/98
 (Purchased on 11/30/98, proceeds at maturity $868,530, collateralized by $974,181 various U.S. Government Agency mortgages,
 0.00%-10.50%, 5/1/00-12/1/28, market value $885,761)....                 868,394   868,394
Greenwich Capital, 5.45%, 12/1/98 (Purchased on 11/30/98,
 proceeds at maturity $3,821,490, collateralized by
 $19,413,617 various U.S. Government Agency mortgages,
 0.00%-8.00%, 10/25/99-8/1/28, market value $3,897,330)..               3,820,912 3,820,912

                                   Continued

THE ARCH FUND, INC.                            Schedule of Portfolio Investments
Bond Index Portfolio                                           November 30, 1998

Short-Term Securities Held as Collateral, continued

                     Security                       Principal     Market
                   Description                        Amount      Value
                   -----------                      ---------- ------------
HSBC Securities, Inc., 5.35%, 12/1/98 (Purchased
 on 11/30/98, proceeds at maturity $2,571,285,
 collateralized by $3,015,161 various U.S.
 Treasury Notes, 3.63%-8.75%, 10/31/99-11/15/28,
 market value $2,622,321).........................  $2,570,903 $  2,570,903
Paribas Capital Markets, 5.30%, 12/1/98 (Purchased
 on 11/30/98, proceeds at maturity $7,642,949,
 collateralized by $9,144,115 various U.S.
 Treasury Notes, 0.00%-8.88%, 12/10/98-4/15/28,
 market value $7,794,660).........................   7,641,823    7,641,823
                                                               ------------
TOTAL SHORT-TERM SECURITIES HELD AS COLLATERAL                   22,543,855
                                                               ------------
TOTAL INVESTMENTS
 (Cost $189,684,645) (a) (112.1%).................              198,159,287
Liabilities in excess of other assets (-12.1%)                  (21,372,980)
                                                               ------------
TOTAL NET ASSETS -- 100.0%                                     $176,786,307
                                                               ============

-----
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.... $8,591,071
      Unrealized depreciation....   (116,429)
                                  ----------
      Net unrealized apprecia-
       tion...................... $8,474,642
                                  ==========

(b) All or a portion of this security was loaned as of November 30, 1998. MTN Medium Term Note
                       See notes to financial statements

THE ARCH FUND, INC.
Bond Index Portfolio

Statement of Assets and Liabilities
                                                               November 30, 1998

Assets:
Investments, at value
 (cost $167,140,790).................................             $175,615,432
Repurchase agreements, at value (cost $22,543,855)...               22,543,855
                                                                  ------------
 Total Investments...................................              198,159,287
Cash.................................................                   30,649
Interest and dividends receivable....................                2,037,484
Receivable for investments sold......................                   20,478
Deferred organization costs..........................                    9,277
                                                                  ------------
 Total Assets........................................              200,257,175
Liabilities:
Dividends payable.................................... $   840,724
Payable for capital shares redeemed..................         434
Payable for return of collateral received............  22,543,855
Accrued expenses and other payables:
 Investment advisory fees............................      43,174
 Administration fees.................................       3,373
 Distribution and administrative services fees.......       1,766
 Custodian fees......................................      13,192
 Other liabilities...................................      24,350
                                                      -----------
 Total Liabilities...................................               23,470,868
                                                                  ------------
Net Assets:
Capital..............................................              167,452,212
Accumulated net realized gains from investment
 transactions........................................                  859,453
Net unrealized appreciation from investments.........                8,474,642
                                                                  ------------
Net Assets...........................................             $176,786,307
                                                                  ============
Investor A Shares
 Net Assets..........................................             $    364,223
 Shares..............................................                   34,853
 Redemption price per share..........................                   $10.45
                                                                        ======
Maximum Sales Charge -- Investor A Shares............                     2.50%
 Maximum Offering Price (100%/(100% -- Maximum Sales
  Charge) of net asset value adjusted to the nearest
  cent) per share....................................                   $10.72
                                                                        ======
Trust Shares
 Net Assets..........................................             $169,388,240
 Shares..............................................               16,224,907
 Offering and redemption price per share.............                   $10.44
                                                                        ======
Institutional Shares
 Net Assets..........................................             $  7,033,844
 Shares..............................................                  673,131
 Offering and redemption price per share.............                   $10.45
                                                                        ======

Statement of Operations

                                            For the year ended November 30, 1998

Investment Income:
Interest income..........................................          $10,316,643
Dividend income..........................................               63,755
Income from securities lending...........................               43,499
                                                                   -----------
 Total Income............................................           10,423,897
Expenses:
Investment advisory fees................................. $472,393
Administration fees......................................  314,929
Distribution and services fees, Investor A Shares........      531
Administrative services fees, Trust Shares...............  458,936
Administrative services fees, Institutional Shares.......   12,927
Accounting fees..........................................   25,638
Custodian fees...........................................   48,101
Directors' fees and expenses.............................    1,941
Transfer agent fees......................................   47,447
Other fees...............................................   74,155
                                                          --------
 Total expenses before voluntary fee reductions..........            1,456,998
 Expenses voluntarily reduced............................             (774,182)
                                                                   -----------
 Net Expenses............................................              682,816
                                                                   -----------
Net investment income....................................            9,741,081
                                                                   -----------
Realized/Unrealized Gains from Investments:
Net realized gains from investment transactions..........            1,044,169
Net change in unrealized appreciation from investments...            3,948,766
                                                                   -----------
Net realized/unrealized gains from investments...........            4,992,935
                                                                   -----------
Change in net assets resulting from operations...........          $14,734,016
                                                                   ===========

                       See notes to financial statements

THE ARCH FUND, INC.
Bond Index Portfolio

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     year ended   period ended
                                                    November 30,  November 30,
                                                        1998        1997 (a)
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  9,741,081  $  7,163,574
 Net realized gains from investment transactions...    1,044,169       279,085
 Net change in unrealized appreciation from invest-
  ments............................................    3,948,766     1,574,992
                                                    ------------  ------------
Change in net assets resulting from operations.....   14,734,016     9,017,651
                                                    ------------  ------------
Distributions to Investor A Shareholders:
 From net investment income........................      (10,279)       (1,698)
 From net realized gains from investment transac-
  tions............................................         (187)           --
Distributions to Trust Shareholders:
 From net investment income........................   (9,482,085)   (7,161,244)
 From net realized gains from investment transac-
  tions............................................     (472,456)           --
Distributions to Institutional Shareholders:
 From net investment income........................     (248,717)         (632)
 From net realized gains from investment transac-
  tions............................................          (94)           --
                                                    ------------  ------------
Change in net assets from shareholder distribu-
 tions.............................................  (10,213,818)   (7,163,574)
                                                    ------------  ------------
Change in net assets from capital transactions.....   33,865,038   136,546,994
                                                    ------------  ------------
Change in net assets...............................   38,385,236   138,401,071
Net Assets:
 Beginning of period...............................  138,401,071            --
                                                    ------------  ------------
 End of period..................................... $176,786,307  $138,401,071
                                                    ============  ============

-----
(a)Period commenced February 10, 1997.



                       See notes to financial statements

THE ARCH FUND, INC.
Bond Index Portfolio

 Statement of Cash Flows

                                                                     For the
                                                                    year ended
                                                                   November 30,
                                                                       1998
                                                                   ------------
Cash Flows from Operating Activities:
 Net investment income...........................................  $  9,741,081
 Adjustments to reconcile net investment income to net cash used in operating activities:
 Cost of investment securities...................................  (125,449,980)
 Proceeds from disposition of investment securities..............    92,748,653
 Cost of investments purchased with cash collateral from securi-
  ties lending...................................................   (22,543,855)
 Increase in dividends and interest receivable...................      (672,426)
 Increase in payable for return of collateral received from secu-
  rities lending.................................................    22,543,855
 Increase in accrued expenses....................................        42,445
 Amortization expense on organizational costs....................         5,108
 Decrease in prepaid expenses....................................         8,832
 Net amortization/accretion from investments.....................      (133,451)
                                                                   ------------
 Net cash used in operating activities...........................   (23,709,738)
                                                                   ------------
Cash Flows from Financing Activities:
 Proceeds from shares issued.....................................    51,413,136
 Cost of shares redeemed.........................................   (17,960,393)
 Cash distributions paid.........................................    (9,712,447)
                                                                   ------------
 Net cash provided by financing activities.......................    23,740,296
                                                                   ------------
Increase in cash.................................................        30,558
Cash:
 Beginning balance...............................................            91
                                                                   ------------
 Ending balance..................................................  $     30,649
                                                                   ============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $412,729.



                       See notes to financial statements

THE ARCH FUND, INC.
Bond Index Portfolio

 Financial Highlights, Investor A Shares

                                                  For the    February 10, 1997
                                                 year ended          to
                                                November 30,   November 30,
                                                    1998         1997 (a)
                                                ------------ -----------------
Net Asset Value, Beginning of Period...........    $10.17         $10.00
                                                   ------         ------
Investment Activities
 Net investment income.........................      0.61           0.50
 Net realized and unrealized gains from
  investments..................................      0.31           0.17
                                                   ------         ------
 Total from Investment Activities..............      0.92           0.67
                                                   ------         ------
Distributions
 Net investment income.........................     (0.61)         (0.50)
 Net realized gains............................     (0.03)            --
                                                   ------         ------
 Total Distributions...........................     (0.64)         (0.50)
                                                   ------         ------
Net Asset Value, End of Period.................    $10.45         $10.17
                                                   ======         ======
Total Return (excludes sales charge)...........      9.36 %         6.93 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..............    $  364         $   55
Ratio of expenses to average net assets........      0.77 %         0.54 %(c)
Ratio of net investment income to average net
 assets........................................      5.81 %         6.71 %(c)
Ratio of expenses to average net assets*.......      0.93 %         0.95 %(c)
Portfolio turnover**...........................     33.37 %        46.16 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

 Financial Highlights, Trust Shares

                                                  For the    February 10, 1997
                                                 year ended          to
                                                November 30,   November 30,
                                                    1998         1997 (a)
                                                ------------ -----------------
Net Asset Value, Beginning of Period...........   $  10.16       $  10.00
                                                  --------       --------
Investment Activities
 Net investment income.........................       0.65           0.53
 Net realized and unrealized gains from
  investments..................................       0.30           0.16
                                                  --------       --------
 Total from Investment Activities..............       0.95           0.69
                                                  --------       --------
Distributions
 Net investment income.........................      (0.64)         (0.53)
 Net realized gains............................      (0.03)            --
                                                  --------       --------
 Total Distributions...........................      (0.67)         (0.53)
                                                  --------       --------
Net Asset Value, End of Period.................   $  10.44       $  10.16
                                                  ========       ========
Total Return...................................       9.69 %         7.15 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..............   $169,388       $138,319
Ratio of expenses to average net assets........       0.42 %         0.23 %(c)
Ratio of net investment income to average net
 assets........................................       6.20 %         6.92 %(c)
Ratio of expenses to average net assets*.......       0.93 %         0.94 %(c)
Portfolio turnover**...........................      33.37 %        46.16 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

THE ARCH FUND, INC.
Bond Index Portfolio

 Financial Highlights, Institutional Shares

                                                  For the    February 10, 1997
                                                 year ended         to
                                                November 30,   November 30,
                                                    1998          1997(a)
                                                ------------ -----------------
Net Asset Value, Beginning of Period...........    $10.17         $10.00
                                                   ------         ------
Investment Activities
 Net investment income.........................      0.62           0.53
 Net realized and unrealized gains from
  investments..................................      0.31           0.17
                                                   ------         ------
 Total from Investment Activities..............      0.93           0.70
                                                   ------         ------
Distributions
 Net investment income.........................     (0.62)         (0.53)
 Net realized gains............................     (0.03)            --
                                                   ------         ------
 Total Distributions...........................     (0.65)         (0.53)
                                                   ------         ------
Net Asset Value, End of Period.................    $10.45         $10.17
                                                   ======         ======
Total Return...................................      9.47 %         7.20 %(b)
Ratios/Supplementary Data:
Net Assets at end of period (000)..............    $7,034         $   27
Ratio of expenses to average net assets........      0.79 %         0.24 %(c)
Ratio of net investment income to average net
 assets........................................      5.77 %         7.09 %(c)
Ratio of expenses to average net assets*.......      0.91 %         0.95 %(c)
Portfolio turnover**...........................     33.37 %        46.16 %

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued. (a) Period from commencement of operations. (b) Not annualized. (c) Annualized.

THE ARCH FUND, INC.

                         Notes to Financial Statements
                               November 30, 1998

1.Organization

  The ARCH Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of November 30, 1998, the Fund offered shares in the following investment portfolios: Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios (referred to individually as a "Portfolio" and collectively as the "Portfolios"). The Fund was organized as a Maryland corporation on September 9, 1982. As of the date of this report, the Kansas Tax-Exempt Bond, Small Cap Equity Index and Conning Money Market Portfolios had not yet commenced operations.

  The Portfolio's investment objectives are as follows:

  Money Market Portfolio -- To seek current income with liquidity and stability of principal. In pursuing its investment objective, the Portfolio invests substantially all of its assets in a broad range of money market instruments.

  Treasury Money Market Portfolio -- To seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government.

  Tax-Exempt Money Market Portfolio -- To seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio invests substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities ("Municipal Obligations").

  Growth & Income Equity Portfolio -- To provide long-term capital growth, with income a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock.

  Small Cap Equity Portfolio -- To seek capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests at least 65% of its total assets in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation.

  International Equity Portfolio -- To provide capital growth consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing principally in foreign equity securities, most of which will be denominated in foreign currencies.

  Equity Income Portfolio -- To seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock.

  Equity Index Portfolio -- To seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Portfolio will invest substantially all of its assets in securities listed in the S&P 500.

  Growth Equity Portfolio -- To seek capital appreciation. In pursuing its investment objective, the Portfolio invests primarily in equity securities of companies selected on the basis of assessment of earnings and the risk and volatility of each company's business.

  Balanced Portfolio -- To maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed income securities and cash equivalents.

  Government & Corporate Bond Portfolio -- To seek the highest level of current income consistent with conservation of capital. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in a broad range of investment grade debt securities, including bonds, notes, debentures and securities convertible into or exchangeable for common stock.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998


  U.S. Government Securities Portfolio -- To seek a high rate of current income that is consistent with relative stability of principal. In pursuing its investment objective, the Portfolio invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities normally having remaining maturities of 1 to 30 years and repurchase agreements relating to such obligations.

  Short-Intermediate Municipal Portfolio -- To seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing substantially all of its assets in investment grade Municipal Obligations. Under normal market conditions, the Portfolio's average weighted maturity will be between two and five years.

  Missouri Tax-Exempt Bond Portfolio -- To seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests substantially all of its assets in investment grade Missouri Municipal Obligations, that are also exempt, to the extent possible, from Missouri income tax.

  National Municipal Bond Portfolio -- To seek as high a level of current interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in investment grade Municipal Obligations.

  Intermediate Corporate Bond Portfolio -- To seek as high a level of current income as is consistent with preservation of capital. In pursuing its investment objective, the Portfolio will invest, under normal market and economic conditions, at least 65% of its total assets in non-convertible corporate debt obligations. Under normal market conditions, the Portfolio's average weighted maturity will be between three and ten years.

  Bond Index Portfolio -- To seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. Government, mortgage-backed, asset-backed and corporate debt securities as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate"). The Portfolio will invest substantially all of its assets in securities listed in the Lehman Aggregate.

2.Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

  Securities valuation:

  The securities of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios (collectively, "the money market portfolios") are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. The securities of the Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios (collectively, "the variable net asset value portfolios") that are traded on a recognized exchange are valued at the last sale price on the national securities market. Securities traded only on over-the-counter markets are valued on the basis of market value when available. Securities for which there were no transactions are valued at the mean of the most recent bid and asked prices. Securities maturing in 60 days or less are valued at amortized cost. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value by the investment adviser (or the sub-investment adviser) in accordance with guidelines approved by the Fund's Board of Directors. Quotations of foreign securities in foreign currency are converted to the U.S. dollar equivalent at the prevailing exchange rate on the date of conversion. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of the investments of the variable net asset value portfolios are reflected as unrealized appreciation or depreciation.

  Repurchase agreements:

  The Portfolios may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Portfolio
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

  to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral exceeds at all times the total amount of the repurchase obligation, including accrued interest. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. The Portfolios' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.

  Securities transactions and investment income:

  Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, including accretion of discount and amortization of premium on investments (where applicable), is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized and unrealized gains and losses are allocated based upon the relative net assets of each class of shares.

  Foreign currency translation:

  The market value of investment securities, other assets and liabilities of the International Equity, Equity Index and Growth Equity Portfolios denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

  Risks associated with foreign securities and currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity, Equity Index and Growth Equity Portfolio or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

  Forward currency exchange contracts:

  The International Equity Portfolio may enter into forward foreign currency exchange contracts ("forwards"). A forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was opened. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  The International Equity Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar. The Portfolio may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or sell foreign currencies. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

  Securities lending:

  To increase return, Money Market, Treasury Money Market, Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, National Municipal Bond, Intermediate Corporate Bond and Bond Index Portfolios may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities pursuant to agreements requiring that the loans be continuously secured by collateral equal, at all times, in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, irrevocable letters of credit, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Loans are subject to termination by the Portfolio or the borrower at any time. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. In addition, if cash collateral invested by a Portfolio is less than the amount required to be returned to the borrower as a result of a decrease in the value of the cash collateral investments, the Portfolio must compensate the borrower for the deficiency. According to generally accepted accounting principles, a statement of cash flows is presented if the Portfolio lent, on average, more than 10% of net assets during the year. A statement of cash flows is presented for each of the Portfolios listed below. At November 30, 1998, the following Portfolios had securities with the following market values on loan:

                                              Market Value of  Market Value of
   Portfolio                                    Collateral    Loaned Securities
   ---------                                  --------------- -----------------
   Growth & Income Equity Portfolio..........   $39,888,900      $37,954,644
   Small Cap Equity Portfolio................    38,293,400       35,619,837
   International Equity Portfolio............     1,304,985        1,187,655
   Equity Income Portfolio...................     3,586,300        3,480,564
   Equity Index Portfolio....................       783,372          747,965
   Growth Equity Portfolio...................     4,081,470        3,960,721
   Balanced Portfolio........................    10,888,242       10,717,900
   Government & Corporate Bond Portfolio.....    43,115,177       42,485,029
   U.S. Government Securities Portfolio......    17,353,589       17,053,547
   Intermediate Corporate Bond Portfolio.....     6,409,130        6,380,380
   Bond Index Portfolio......................    45,597,230       44,687,782

  The loaned securities were fully collateralized by cash and U.S. Government securities.

  Dividends and distributions to shareholders:

  Dividends on each share of the Portfolios are determined in the same manner, irrespective of class, except that shares of each class may bear separate fees under either a Distribution and Services Plan or an Administrative Services Plan adopted for each class and enjoy certain exclusive voting rights on matters relating to these fees. It is the policy of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond, and Bond Index Portfolios to declare dividends daily from net investment income and to pay such dividends no later than five business days after the end of the month. Net investment income for the Growth & Income Equity, Equity Income, Equity Index, Growth Equity and Balanced Portfolios is declared and paid monthly as a dividend to shareholders of record. The Small Cap Equity and International Equity Portfolios declare and pay dividends from net investment income quarterly. Net realized capital gains for each Portfolio, if any, are distributed at least annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the 4% excise tax to which a Portfolio is subject with respect to certain undistributed amounts of net investment income and capital gains.

  Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders which exceed net investment income and net realized capital gains for financial
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

  reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of November 30, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to capital:

                                                   Undistributed
                                                   (distribution   Accumulated
                                                     in excess)    Net Realized
                                                   Net Investment  Gain/(Loss)
                                                       Income     On Investments
                                                   -------------- --------------
   Growth & Income Equity Portfolio...............    $   (147)     $     147
   Small Cap Equity Portfolio.....................     518,575             --
   International Equity Portfolio.................     219,469       (219,469)
   Equity Income Portfolio........................           5             (5)
   Equity Index Portfolio.........................           2             (2)
   Growth Equity Portfolio........................      35,338        (28,402)
   Balanced Portfolio.............................      38,469        (38,469)
   Government & Corporate Bond Portfolio..........     198,828       (198,828)
   U.S. Government Securities Portfolio...........      73,916        (73,916)
   Intermediate Corporate Bond Portfolio..........       9,571         (9,571)
   Bond Index Portfolio...........................     184,726       (184,726)

  Federal income taxes:

  It is the policy of each of the Portfolios to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  For federal income tax purposes, the following Portfolios had capital loss carryforwards as of November 30, 1998, which are available to offset future capital gains, if any:

   Portfolio                                                     Amount  Expires
   ---------                                                    -------- -------
   Money Market Portfolio...................................... $  4,876  2003
                                                                ========
   U.S. Government Securities Portfolio........................ $325,257  2004
                                                                 279,506  2005
                                                                  89,429  2006
                                                                --------
                                                                $694,192
                                                                ========

  Organization costs:

  The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years from the date each Portfolio commenced operations: from April 4, 1994 for the International Equity Portfolio, from February 27, 1997 for the Equity Income Portfolio, from May 1, 1997 for the Equity Index Portfolio, from November 18, 1996 for the National Municipal Bond Portfolio, and from February 10, 1997 for the Intermediate Corporate Bond Portfolio and the Bond Index Portfolio. As of November 30, 1998, all costs were fully amortized for the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Small Cap Equity, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, and Missouri Tax-Exempt Bond Portfolios.

  Other:

  Operating expenses of the Fund not directly attributable to a Portfolio or to any class of shares of a Portfolio are prorated among the Portfolios based on the relative net assets of each Portfolio or another appropriate basis. Operating expenses directly attributable to a Portfolio or class are charged directly to that Portfolio's or class' operations. Fees paid under either a Distribution and Services Plan or an Administrative Services Plan are borne by the specific class of shares to which such a Plan applies.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998


3.Shares of Common Stock

  The Fund is authorized to issue five classes of shares in each Portfolio (except as noted): Investor A Shares, Investor B Shares (except the Treasury Money Market, Tax-Exempt Money Market, Equity Index, Short-Intermediate Municipal, Intermediate Corporate Bond, Bond Index and Small Cap Equity Index Portfolios), Trust Shares, Institutional Shares (except the Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond and Kansas Tax-Exempt Bond Portfolios), and Trust II Shares (except the Growth & Income Equity, Small Cap Equity, International Equity, Equity Income, Equity Index, Growth Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Intermediate Corporate Bond, Bond Index and Small Cap Equity Index Portfolios). Investor A shares of the variable net asset value portfolios are sold with front-end sales charges. Investor B Shares of the variable net asset value portfolios and the Money Market Portfolio may be subject to contingent deferred sales charges ("CDSC") on redemption based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares redeemed. The following table sets forth the time schedule of redemptions of Investor B Shares subject to CDSC:

                                                                       CDSC
                                                                  (percentage of
   Number of Years                                                amount subject
   Elapsed Since Purchase                                         to the charge)
   ----------------------                                         --------------
   One or less...................................................      5.0%
   More than one, but less than two..............................      4.0%
   Two, but less than three......................................      3.0%
   Three, but less than four.....................................      3.0%
   Four, but less than five......................................      2.0%
   Five, and up to and including six.............................      1.0%
   More than six.................................................      None

  Investor B Shares of the Money Market Portfolio are available for purchase only by those investors participating in the ARCH Asset Advisor Program or through exchanges of Investor B Shares of the variable net asset value portfolios.

  Each class of shares in a Portfolio has identical rights and privileges except with respect to the fees that may be paid by a class under either a Distribution and Services Plan or an Administrative Services Plan, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, the exchange privilege of each class of shares, and the automatic conversion of Investor B Shares of a Portfolio into Investor A Shares of that Portfolio eight years after purchase.

4.Capital Share Transactions

  As of November 30, 1998, the Fund's Articles of Incorporation authorize the Board of Directors, in its discretion, to issue up to twenty billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more additional classes.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998


  Transactions in portfolio shares of the Fund were as follows:

                                  Money Market                    Treasury Money
                                    Portfolio                    Market Portfolio
                         --------------------------------  ------------------------------
                             For the          For the          For the         For the
                           year ended       year ended       year ended      year ended
                          November 30,     November 30,     November 30,    November 30,
                              1998             1997             1998            1997
                         ---------------  ---------------  ---------------  -------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................ $   369,131,165  $   309,755,097  $    48,161,504  $  18,452,906
 Dividends reinvested...       8,108,346        5,145,284          585,498        276,548
 Cost of shares
  redeemed..............    (338,433,452)    (241,289,100)     (31,490,665)   (17,987,741)
                         ---------------  ---------------  ---------------  -------------
 Investor A capital
  transactions.......... $    38,806,059  $    73,611,281  $    17,256,337  $     741,713
                         ---------------  ---------------  ---------------  -------------
Investor B Shares:
 Proceeds from shares
  issued................ $        28,315  $        46,996  $            --  $          --
 Dividends reinvested...           2,973            2,791               --             --
 Cost of shares
  redeemed..............         (19,653)         (18,022)              --             --
                         ---------------  ---------------  ---------------  -------------
 Investor B capital
  transactions.......... $        11,635  $        31,765  $            --  $          --
                         ---------------  ---------------  ---------------  -------------
Trust Shares:
 Proceeds from shares
  issued................ $ 4,791,160,032  $ 4,112,502,624  $ 1,122,533,053  $ 974,965,197
 Dividends reinvested...      23,556,177       15,379,414        3,790,157      3,220,851
 Cost of shares
  redeemed..............  (4,484,663,869)  (3,802,997,661)  (1,089,996,912)  (825,860,764)
 Cost of shares
  exchanged to Trust II
  Class.................    (551,280,807)              --      (74,019,033)            --
                         ---------------  ---------------  ---------------  -------------
 Trust capital
  transactions.......... $  (221,228,467) $   324,884,377  $   (37,692,735) $ 152,325,284
                         ---------------  ---------------  ---------------  -------------
Institutional Shares:
 Proceeds from shares
  issued................ $   103,979,653  $    70,987,898  $       104,256  $     714,908
 Dividends reinvested...          90,233           45,325               --            276
 Cost of shares
  redeemed..............     (97,556,608)     (64,931,657)        (100,839)      (781,277)
                         ---------------  ---------------  ---------------  -------------
 Institutional capital
  transactions.......... $     6,513,278  $     6,101,566  $         3,417  $     (66,093)
                         ---------------  ---------------  ---------------  -------------
Trust II Shares:
 Proceeds from shares
  issued................ $    34,554,346  $            --  $    14,518,252  $          --
 Proceeds from shares
  exchanged from Trust
  Class.................     551,280,807               --       74,019,033             --
 Cost of shares
  redeemed..............     (95,815,233)              --      (11,538,744)            --
                         ---------------  ---------------  ---------------  -------------
 Trust II capital
  transactions.......... $   490,019,920  $            --  $    76,998,541  $          --
                         ---------------  ---------------  ---------------  -------------
Total net increase from
 capital transactions... $   314,122,425  $   404,628,989  $    56,565,560  $ 153,000,904
                         ===============  ===============  ===============  =============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................     369,131,165      309,755,097       48,161,504     18,452,906
 Reinvested.............       8,108,346        5,145,284          585,498        276,548
 Redeemed...............    (338,433,452)    (241,289,100)     (31,490,665)   (17,987,741)
                         ---------------  ---------------  ---------------  -------------
 Change in Investor A
  Shares................      38,806,059       73,611,281       17,256,337        741,713
                         ---------------  ---------------  ---------------  -------------
Investor B Shares:
 Issued.................          28,315           46,996               --             --
 Reinvested.............           2,973            2,791               --             --
 Redeemed...............         (19,653)         (18,022)              --             --
                         ---------------  ---------------  ---------------  -------------
 Change in Investor B
  Shares................          11,635           31,765               --             --
                         ---------------  ---------------  ---------------  -------------
Trust Shares:
 Issued.................   4,791,160,032    4,112,502,624    1,122,533,053    974,965,197
 Reinvested.............      23,556,177       15,379,414        3,790,157      3,220,851
 Redeemed...............  (4,484,663,869)  (3,802,997,661)  (1,089,996,912)  (825,860,764)
 Exchanged to Trust II..    (551,280,807)              --      (74,019,033)            --
                         ---------------  ---------------  ---------------  -------------
 Change in Trust
  Shares................    (221,228,467)     324,884,377      (37,692,735)   152,325,284
                         ---------------  ---------------  ---------------  -------------
Institutional Shares:
 Issued.................     103,979,653       70,987,898          104,256        714,908
 Reinvested.............          90,233           45,325               --            276
 Redeemed...............     (97,556,608)     (64,931,657)        (100,839)      (781,277)
                         ---------------  ---------------  ---------------  -------------
 Change in Institutional
  Shares................       6,513,278        6,101,566            3,417        (66,093)
                         ---------------  ---------------  ---------------  -------------
Trust II Shares:
 Issued.................      34,554,346               --       14,518,252             --
 Exchanged from Trust...     551,280,807               --       74,019,033             --
 Redeemed...............     (95,815,233)              --      (11,538,744)            --
                         ---------------  ---------------  ---------------  -------------
 Change in Trust II
  Shares................     490,019,920               --       76,998,541             --
                         ---------------  ---------------  ---------------  -------------
Total net increase from
 share transactions.....     314,122,425      404,628,989       56,565,560    153,000,904
                         ===============  ===============  ===============  =============

                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                               Tax-Exempt Money              Growth & Income
                               Market Portfolio              Equity Portfolio
                          ----------------------------  ---------------------------
                             For the        For the       For the        For the
                           year ended     year ended     year ended    year ended
                          November 30,   November 30,   November 30,  November 30,
                              1998           1997           1998          1997
                          -------------  -------------  ------------  -------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  12,090,297  $  42,324,801  $  8,253,738  $   6,774,856
 Dividends reinvested...        377,754        463,949     7,873,832      3,288,711
 Cost of shares
  redeemed..............    (14,276,326)   (44,984,145)   (9,602,068)    (7,579,480)
                          -------------  -------------  ------------  -------------
 Investor A capital
  transactions..........  $  (1,808,275) $  (2,195,395) $  6,525,502  $   2,484,087
                          -------------  -------------  ------------  -------------
Investor B Shares:
 Proceeds from shares
  issued................  $          --  $          --  $  3,007,678  $   2,201,422
 Dividends reinvested...             --             --     1,071,581        296,096
 Cost of shares
  redeemed..............             --             --      (863,083)      (415,984)
                          -------------  -------------  ------------  -------------
 Investor B capital
  transactions..........  $          --  $          --  $  3,216,176  $   2,081,534
                          -------------  -------------  ------------  -------------
Trust Shares:
 Proceeds from shares
  issued................  $ 464,895,774  $ 335,656,279  $ 33,917,244  $  68,543,364
 Dividends reinvested...        594,675        377,277    32,021,641     22,757,271
 Cost of shares
  redeemed..............   (449,390,916)  (288,242,067)  (61,216,142)  (151,166,803)
 Cost of shares
  exchanged to Trust II
  Class.................   (122,075,517)            --            --             --
                          -------------  -------------  ------------  -------------
 Trust capital
  transactions..........  $(105,975,984) $  47,791,489  $  4,722,743  $ (59,866,168)
                          -------------  -------------  ------------  -------------
Institutional Shares:
 Proceeds from shares
  issued................  $          --  $          --  $ 23,093,110  $  16,152,636
 Dividends reinvested...             --             --    16,261,081      6,370,055
 Cost of shares
  redeemed..............             --             --   (16,890,600)   (14,151,970)
                          -------------  -------------  ------------  -------------
 Institutional capital
  transactions..........  $          --  $          --  $ 22,463,591  $   8,370,721
                          -------------  -------------  ------------  -------------
Trust II Shares:
 Proceeds from shares
  issued................  $   7,223,254  $          --  $         --  $          --
 Proceeds from shares
  exchanged from Trust
  Class.................    122,075,517             --            --             --
 Cost of shares
  redeemed..............     (7,188,947)            --            --             --
                          -------------  -------------  ------------  -------------
 Trust II capital
  transactions..........  $ 122,109,824  $          --  $         --  $          --
                          -------------  -------------  ------------  -------------
Total net increase
 (decrease) from capital
 transactions...........  $  14,325,565  $  45,596,094  $ 36,928,012  $ (46,929,826)
                          =============  =============  ============  =============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................     12,090,297     42,324,801       436,393        358,479
 Reinvested.............        377,754        463,949       439,721        191,757
 Redeemed...............    (14,276,326)   (44,984,145)     (517,451)      (402,496)
                          -------------  -------------  ------------  -------------
 Change in Investor A
  Shares................     (1,808,275)    (2,195,395)      358,663        147,740
                          -------------  -------------  ------------  -------------
Investor B Shares:
 Issued.................             --             --       162,335        116,804
 Reinvested.............             --             --        60,550         17,441
 Redeemed...............             --             --       (47,550)       (21,377)
                          -------------  -------------  ------------  -------------
 Change in Investor B
  Shares................             --             --       175,335        112,868
                          -------------  -------------  ------------  -------------
Trust Shares:
 Issued.................    464,895,774    335,656,279     1,839,159      3,808,036
 Reinvested.............        594,675        377,277     1,779,849      1,324,519
 Redeemed...............   (449,390,916)  (288,242,067)   (3,254,921)    (8,530,932)
 Exchanged to Trust II..   (122,075,517)            --            --             --
                          -------------  -------------  ------------  -------------
 Change in Trust
  Shares................   (105,975,984)    47,791,489       364,087     (3,398,377)
                          -------------  -------------  ------------  -------------
Institutional Shares:
 Issued.................             --             --     1,227,134        845,760
 Reinvested.............             --             --       908,077        371,256
 Redeemed...............             --             --      (915,773)      (744,988)
                          -------------  -------------  ------------  -------------
 Change in Institutional
  Shares................             --             --     1,219,438        472,028
                          -------------  -------------  ------------  -------------
Trust II Shares:
 Issued.................      7,223,254             --            --             --
 Exchanged from Trust...    122,075,517             --            --             --
 Redeemed...............     (7,188,947)            --            --             --
                          -------------  -------------  ------------  -------------
 Change in Trust II
  Shares................    122,109,824             --            --             --
                          -------------  -------------  ------------  -------------
Total net increase
 (decrease) from share
 transactions...........     14,325,565     45,596,094     2,117,523     (2,665,741)
                          =============  =============  ============  =============

                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                                  Small Cap                 International
                              Equity Portfolio            Equity Portfolio
                          --------------------------  --------------------------
                            For the       For the       For the       For the
                           year ended    year ended    year ended    year ended
                          November 30,  November 30,  November 30,  November 30,
                              1998          1997          1998          1997
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $ 62,836,410  $  8,477,400  $    669,346  $   713,643
 Dividends reinvested...     1,205,204       843,177       115,278       77,495
 Cost of shares
  redeemed..............   (63,487,066)  (10,564,564)     (793,880)    (510,586)
                          ------------  ------------  ------------  -----------
 Investor A capital
  transactions..........  $    554,548  $ (1,243,987) $     (9,256) $   280,552
                          ------------  ------------  ------------  -----------
Investor B Shares:
 Proceeds from shares
  issued................  $    270,135  $    299,657  $     82,490  $   203,253
 Dividends reinvested...       121,308        78,176        21,431       12,225
 Cost of shares
  redeemed..............      (238,491)     (299,685)     (103,597)     (83,552)
                          ------------  ------------  ------------  -----------
 Investor B capital
  transactions..........  $    152,952  $     78,148  $        324  $   131,926
                          ------------  ------------  ------------  -----------
Trust Shares:
 Proceeds from shares
  issued................  $ 33,509,356  $ 31,937,921  $  9,713,711  $ 8,443,834
 Dividends reinvested...    14,925,021     9,158,530     1,287,283      829,252
 Cost of shares
  redeemed..............   (84,328,666)  (23,554,423)  (11,380,648)  (6,194,325)
                          ------------  ------------  ------------  -----------
 Trust capital
  transactions..........  $(35,894,289) $ 17,542,028  $   (379,654) $ 3,078,761
                          ------------  ------------  ------------  -----------
Institutional Shares:
 Proceeds from shares
  issued................  $  6,699,479  $  7,060,546  $  1,608,783  $ 2,118,356
 Dividends reinvested...     2,804,840     1,847,189       284,724      182,813
 Cost of shares
  redeemed..............   (11,894,695)   (8,516,957)   (1,367,826)  (1,491,470)
                          ------------  ------------  ------------  -----------
 Institutional capital
  transactions..........  $ (2,390,376) $    390,778  $    525,681  $   809,699
                          ------------  ------------  ------------  -----------
Total net increase
 (decrease) from capital
 transactions...........  $(37,577,165) $ 16,766,967  $    137,095  $ 4,300,938
                          ============  ============  ============  ===========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................     4,479,389       562,627        53,156       59,032
 Reinvested.............        86,209        66,550         9,678        6,635
 Redeemed...............    (4,532,914)     (719,822)      (63,267)     (41,200)
                          ------------  ------------  ------------  -----------
 Change in Investor A
  Shares................        32,684       (90,645)         (433)      24,467
                          ------------  ------------  ------------  -----------
Investor B Shares:
 Issued.................        19,015        21,436         6,571       16,938
 Reinvested.............         8,861         6,249         1,838        1,068
 Redeemed...............       (18,329)      (21,821)       (8,070)      (6,957)
                          ------------  ------------  ------------  -----------
 Change in Investor B
  Shares................         9,547         5,864           339       11,049
                          ------------  ------------  ------------  -----------
Trust Shares:
 Issued.................     2,367,416     2,220,381       735,639      687,342
 Reinvested.............     1,057,013       718,294       106,889       70,409
 Redeemed...............    (6,589,617)   (1,691,027)     (867,651)    (510,626)
                          ------------  ------------  ------------  -----------
 Change in Trust
  Shares................    (3,165,188)    1,247,648       (25,123)     247,125
                          ------------  ------------  ------------  -----------
Institutional Shares:
 Issued.................       497,497       517,342       123,011      171,752
 Reinvested.............       201,352       146,372        23,946       15,683
 Redeemed...............      (875,928)     (620,536)     (106,702)    (123,206)
                          ------------  ------------  ------------  -----------
 Change in Institutional
  Shares................      (177,079)       43,178        40,255       64,229
                          ------------  ------------  ------------  -----------
Total net increase
 (decrease) from share
 transactions...........    (3,300,036)    1,206,045        15,038      346,870
                          ============  ============  ============  ===========

                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                                Equity Income               Equity Index
                                  Portfolio                   Portfolio
                          --------------------------  --------------------------
                            For the     February 27,    For the        May 1,
                           year ended     1997 to      year ended     1997 to
                          November 30,  November 30,  November 30,  November 30,
                              1998        1997 (a)        1998        1997 (a)
                          ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  1,761,480  $    191,357  $ 1,026,183   $   203,713
 Dividends reinvested...        18,088           556        3,332           113
 Cost of shares
  redeemed..............      (250,017)      (35,756)    (421,139)       (3,426)
                          ------------  ------------  -----------   -----------
 Investor A capital
  transactions..........  $  1,529,551  $    156,157  $   608,376   $   200,400
                          ------------  ------------  -----------   -----------
Investor B Shares:
 Proceeds from shares
  issued................  $    390,433  $    131,061  $        --   $        --
 Dividends reinvested...        11,692           216           --            --
 Cost of shares
  redeemed..............        (1,176)       (2,752)          --            --
                          ------------  ------------  -----------   -----------
 Investor B capital
  transactions..........  $    400,949  $    128,525  $        --   $        --
                          ------------  ------------  -----------   -----------
Trust Shares:
 Proceeds from shares
  issued................  $ 20,648,865  $125,128,668  $11,679,817   $26,727,245
 Dividends reinvested...       716,518        40,883      429,831       204,335
 Cost of shares
  redeemed..............   (26,119,236)  (11,607,549)  (1,325,214)      (49,547)
                          ------------  ------------  -----------   -----------
 Trust capital
  transactions..........  $ (4,753,853) $113,562,002  $10,784,434   $26,882,033
                          ------------  ------------  -----------   -----------
Institutional Shares:
 Proceeds from shares
  issued................  $     32,901  $      1,000  $12,290,722   $     7,400
 Dividends reinvested...           354            17       36,633            21
 Cost of shares
  redeemed..............          (689)           --   (2,130,758)           --
                          ------------  ------------  -----------   -----------
 Institutional capital
  transactions..........  $     32,566  $      1,017  $10,196,597   $     7,421
                          ------------  ------------  -----------   -----------
Total net increase
 (decrease) from capital
 transactions...........  $ (2,790,787) $113,847,701  $21,589,407   $27,089,854
                          ============  ============  ===========   ===========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................       174,550        18,368       76,360        17,532
 Reinvested.............         1,867            51          257            10
 Redeemed...............       (24,476)       (3,415)     (31,001)         (294)
                          ------------  ------------  -----------   -----------
 Change in Investor A
  Shares................       151,941        15,004       45,616        17,248
                          ------------  ------------  -----------   -----------
Investor B Shares:
 Issued.................        38,340        11,596           --            --
 Reinvested.............         1,215            19           --            --
 Redeemed...............          (120)         (232)          --            --
                          ------------  ------------  -----------   -----------
 Change in Investor B
  Shares................        39,435        11,383           --            --
                          ------------  ------------  -----------   -----------
Trust Shares:
 Issued.................     2,045,276    12,516,793      855,554     2,648,917
 Reinvested.............        74,222         3,805       33,350        18,011
 Redeemed...............    (2,609,855)   (1,110,408)     (98,535)       (4,260)
                          ------------  ------------  -----------   -----------
 Change in Trust
  Shares................      (490,357)   11,410,190      790,369     2,662,668
                          ------------  ------------  -----------   -----------
Institutional Shares:
 Issued.................         3,338           100      902,102           667
 Reinvested.............            37             2        2,765             2
 Redeemed...............           (63)           --     (152,943)           --
                          ------------  ------------  -----------   -----------
 Change in Institutional
  Shares................         3,312           102      751,924           669
                          ------------  ------------  -----------   -----------
Total net increase
 (decrease) from share
 transactions...........      (295,669)   11,436,679    1,587,909     2,680,585
                          ============  ============  ===========   ===========

-----
(a) Period from commencement of operations.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                                       Growth Equity                         Balanced
                                         Portfolio                           Portfolio
                          -----------------------------------------  --------------------------
                              Year       October 1,       Year           Year          Year
                             Ended        1997 to         Ended         Ended         Ended
                          November 30,  November 30,  September 30,  November 30,  November 30,
                              1998          1997        1997 (a)         1998          1997
                          ------------  ------------  -------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................  $  1,408,296  $    994,408  $ 15,587,127   $  1,952,086  $  1,537,501
 Dividends reinvested...           670     8,110,971       407,045      1,321,383       806,963
 Cost of shares
  redeemed..............      (851,631)   (1,988,138)  (16,843,944)    (2,087,639)   (2,329,861)
 Cost of shares
  exchanged to Trust
  Class.................            --   (63,119,438)           --             --            --
                          ------------  ------------  ------------   ------------  ------------
 Investor A capital
  transactions..........  $    557,335  $(56,002,197) $   (849,772)  $  1,185,830  $     14,603
                          ------------  ------------  ------------   ------------  ------------
Investor B Shares:
 Proceeds from shares
  issued................  $    233,145  $         10  $         --   $    896,972  $    194,146
 Dividends reinvested...            --            --            --         63,058        24,803
 Cost of shares
  redeemed..............          (672)           --            --       (168,036)      (51,667)
                          ------------  ------------  ------------   ------------  ------------
 Investor B capital
  transactions..........  $    232,473  $         10  $         --   $    791,994  $    167,282
                          ------------  ------------  ------------   ------------  ------------
Trust Shares:
 Proceeds from shares
  issued................  $ 30,607,289  $    142,980  $         --   $  5,005,922  $ 11,210,581
 Proceeds from shares
  exchanged from
  Investor A Class......            --    63,119,438            --             --            --
 Dividends reinvested...         3,491            --            --      6,833,201     4,843,545
 Cost of shares
  redeemed..............   (30,091,260)           --            --    (20,235,380)  (25,276,653)
                          ------------  ------------  ------------   ------------  ------------
 Trust capital
  transactions..........  $    519,520  $ 63,262,418  $         --   $ (8,396,257) $ (9,222,527)
                          ------------  ------------  ------------   ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................  $  7,252,607  $         10  $         --   $ 20,666,805  $ 13,196,103
 Dividends reinvested...         2,352            --            --      8,365,996     4,854,948
 Cost of shares
  redeemed..............      (605,305)           --            --    (16,796,846)  (14,889,355)
                          ------------  ------------  ------------   ------------  ------------
 Institutional capital
  transactions..........  $  6,649,654  $         10  $         --   $ 12,235,955  $  3,161,696
                          ------------  ------------  ------------   ------------  ------------
Total net increase
 (decrease) from capital
 transactions...........  $  7,958,982  $  7,260,241  $   (849,772)  $  5,817,522  $ (5,878,946)
                          ============  ============  ============   ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................        76,996        53,783       993,820        155,857       126,661
 Reinvested.............            40       502,850        26,717        110,135        67,585
 Redeemed...............       (47,765)     (108,433)   (1,032,878)      (170,222)     (187,760)
 Exchanged to Trust.....            --    (3,913,170)           --             --            --
                          ------------  ------------  ------------   ------------  ------------
 Change in Investor A
  Shares................        29,271    (3,464,970)      (12,341)        95,770         6,486
                          ------------  ------------  ------------   ------------  ------------
Investor B Shares:
 Issued.................        12,745             1            --         71,467        15,906
 Reinvested.............            --            --            --          5,311         2,094
 Redeemed...............           (12)           --            --        (13,695)       (4,025)
                          ------------  ------------  ------------   ------------  ------------
 Change in Investor B
  Shares................        12,733             1            --         63,083        13,975
                          ------------  ------------  ------------   ------------  ------------
Trust Shares:
 Issued.................     1,790,724         8,833            --        405,688       881,762
 Exchanged from Investor
  A.....................            --     3,913,170            --             --            --
 Reinvested.............           209            --            --        569,093       405,996
 Redeemed...............    (1,667,394)           --            --     (1,602,992)   (2,111,332)
                          ------------  ------------  ------------   ------------  ------------
 Change in Trust
  Shares................       123,539     3,922,003            --       (628,211)     (823,574)
                          ------------  ------------  ------------   ------------  ------------
Institutional Shares:
 Issued.................       420,420             1            --      1,641,322     1,083,548
 Reinvested.............           141            --            --        699,538       407,674
 Redeemed...............       (32,897)           --            --     (1,366,437)   (1,193,788)
                          ------------  ------------  ------------   ------------  ------------
 Change in Institutional
  Shares................       387,664             1            --        974,423       297,434
                          ------------  ------------  ------------   ------------  ------------
Total net increase
 (decrease) from share
 transactions...........       553,207       457,035       (12,341)       505,065      (505,679)
                          ============  ============  ============   ============  ============

-----
(a) Formerly the Arrow Equity Portfolio.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                          Government & Corporate          U.S. Government
                              Bond Portfolio           Securities Portfolio
                         --------------------------  --------------------------
                           For the       For the       For the       For the
                          year ended    year ended    year ended    year ended
                         November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998          1997
                         ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................ $  1,073,322  $ 27,165,642  $    598,045  $    168,375
 Dividends reinvested...      195,042       209,221       216,677       283,177
 Cost of shares
  redeemed..............   (1,272,958)  (27,531,566)   (1,384,902)   (2,371,476)
                         ------------  ------------  ------------  ------------
 Investor A capital
  transactions.......... $     (4,594) $   (156,703) $   (570,180) $ (1,919,924)
                         ------------  ------------  ------------  ------------
Investor B Shares:
 Proceeds from shares
  issued................ $    263,150  $     83,288  $     86,346  $    135,748
 Dividends reinvested...       23,945        21,312        13,439        17,529
 Cost of shares
  redeemed..............     (192,748)      (74,060)     (420,240)      (46,020)
                         ------------  ------------  ------------  ------------
 Investor B capital
  transactions.......... $     94,347  $     30,540  $   (320,455) $    107,257
                         ------------  ------------  ------------  ------------
Trust Shares:
 Proceeds from shares
  issued................ $ 24,828,565  $ 51,290,657  $ 30,579,477  $ 23,128,193
 Dividends reinvested...    4,210,194     4,152,833     2,016,378     2,017,395
 Cost of shares
  redeemed..............  (29,074,053)  (24,790,124)  (12,702,582)  (12,278,294)
                         ------------  ------------  ------------  ------------
 Trust capital
  transactions.......... $    (35,294) $ 30,653,366  $ 19,893,273  $ 12,867,294
                         ------------  ------------  ------------  ------------
Institutional Shares:
 Proceeds from shares
  issued................ $  8,543,150  $  3,950,530  $    914,079  $  6,239,041
 Dividends reinvested...    1,034,861       864,537       350,232       271,123
 Cost of shares
  redeemed..............   (6,380,539)   (2,808,156)   (2,247,540)   (1,754,631)
                         ------------  ------------  ------------  ------------
 Institutional capital
  transactions.......... $  3,197,472  $  2,006,911  $   (983,229) $  4,755,533
                         ------------  ------------  ------------  ------------
Total net increase from
 capital transactions... $  3,251,931  $ 32,534,114  $ 18,019,409  $ 15,810,160
                         ============  ============  ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................      100,976     2,622,237        55,916        15,979
 Reinvested.............       18,575        20,596        20,307        26,840
 Redeemed...............     (121,166)   (2,657,122)     (130,027)     (225,337)
                         ------------  ------------  ------------  ------------
 Change in Investor A
  Shares................       (1,615)      (14,289)      (53,804)     (182,518)
                         ------------  ------------  ------------  ------------
Investor B Shares:
 Issued.................       24,974         8,280         8,112        12,926
 Reinvested.............        2,273         2,096         1,262         1,663
 Redeemed...............      (18,261)       (7,198)      (39,439)       (4,364)
                         ------------  ------------  ------------  ------------
 Change in Investor B
  Shares................        8,986         3,178       (30,065)       10,225
                         ------------  ------------  ------------  ------------
Trust Shares:
 Issued.................    2,368,897     4,998,391     2,865,536     2,196,909
 Reinvested.............      400,135       408,777       188,932       191,147
 Redeemed...............   (2,765,360)   (2,438,301)   (1,185,489)   (1,166,692)
                         ------------  ------------  ------------  ------------
 Change in Trust
  Shares................        3,672     2,968,867     1,868,979     1,221,364
                         ------------  ------------  ------------  ------------
Institutional Shares:
 Issued.................      812,395       388,441        85,774       599,173
 Reinvested.............       98,298        85,077        32,938        25,777
 Redeemed...............     (606,407)     (277,121)     (211,334)     (168,592)
                         ------------  ------------  ------------  ------------
 Change in Institutional
  Shares................      304,286       196,397       (92,622)      456,358
                         ------------  ------------  ------------  ------------
Total net increase from
 share transactions.....      315,329     3,154,153     1,692,488     1,505,429
                         ============  ============  ============  ============

                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                            Short-Intermediate          Missouri Tax-Exempt
                            Municipal Portfolio           Bond Portfolio
                         --------------------------  --------------------------
                           For the       For the       For the       For the
                          year ended    year ended    year ended    year ended
                         November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998          1997
                         ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................ $    91,194   $   205,699   $  8,058,003  $ 1,499,109
 Dividends reinvested...         695         1,147        664,422      789,615
 Cost of shares
  redeemed..............     (76,439)     (240,296)    (9,227,642)  (4,057,694)
                         -----------   -----------   ------------  -----------
 Investor A capital
  transactions.......... $    15,450   $   (33,450)  $   (505,217) $(1,768,970)
                         -----------   -----------   ------------  -----------
Investor B Shares:
 Proceeds from shares
  issued................ $        --   $        --   $  1,092,950  $   789,463
 Dividends reinvested...          --            --         40,473       20,926
 Cost of shares
  redeemed..............          --            --        (67,539)    (111,171)
                         -----------   -----------   ------------  -----------
 Investor B capital
  transactions.......... $        --   $        --   $  1,065,884  $   699,218
                         -----------   -----------   ------------  -----------
Trust Shares:
 Proceeds from shares
  issued................ $17,180,260   $ 5,241,935   $ 29,963,656  $23,929,592
 Dividends reinvested...      41,199        43,196        293,425      330,429
 Cost of shares
  redeemed..............  (5,386,222)   (4,369,507)   (12,739,018)  (5,967,692)
                         -----------   -----------   ------------  -----------
 Trust capital
  transactions.......... $11,835,237   $   915,624   $ 17,518,063  $18,292,329
                         -----------   -----------   ------------  -----------
Total net increase from
 capital transactions... $11,850,687   $   882,174   $ 18,078,730  $17,222,577
                         ===========   ===========   ============  ===========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................       8,936        20,507        670,226      128,988
 Reinvested.............          69           114         55,450       67,767
 Redeemed...............      (7,537)      (24,107)      (768,730)    (349,719)
                         -----------   -----------   ------------  -----------
 Change in Investor A
  Shares................       1,468        (3,486)       (43,054)    (152,964)
                         -----------   -----------   ------------  -----------
Investor B Shares:
 Issued.................          --            --         91,170       67,907
 Reinvested.............          --            --          3,378        1,790
 Redeemed...............          --            --         (5,627)      (9,625)
                         -----------   -----------   ------------  -----------
 Change in Investor B
  Shares................          --            --         88,921       60,072
                         -----------   -----------   ------------  -----------
Trust Shares:
 Issued.................   1,690,577       521,384      2,498,522    2,053,156
 Reinvested.............       4,053         4,303         24,481       28,328
 Redeemed...............    (529,634)     (436,228)    (1,061,071)    (510,882)
                         -----------   -----------   ------------  -----------
 Change in Trust
  Shares................   1,164,996        89,459      1,461,932    1,570,602
                         -----------   -----------   ------------  -----------
Total net increase from
 share transactions.....   1,166,464        85,973      1,507,799    1,477,710
                         ===========   ===========   ============  ===========

                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                            National Municipal        Intermediate Corporate
                              Bond Portfolio              Bond Portfolio
                         --------------------------  --------------------------
                           For the       For the       For the     February 10,
                          year ended    year ended    year ended     1997 to
                         November 30,  November 30,  November 30,  November 30,
                             1998          1997          1998        1997 (a)
                         ------------  ------------  ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares
  issued................ $  5,610,776  $ 13,770,069  $   126,081   $   270,045
 Dividends reinvested...       30,349         3,680        8,954         2,019
 Cost of shares
  redeemed..............   (5,146,749)  (13,076,003)    (131,756)           --
                         ------------  ------------  -----------   -----------
 Investor A capital
  transactions.......... $    494,376  $    697,746  $     3,279   $   272,064
                         ------------  ------------  -----------   -----------
Investor B Shares:
 Proceeds from shares
  issued................ $    155,450  $    411,518  $        --   $        --
 Dividends reinvested...       28,030         1,479           --            --
 Cost of shares
  redeemed..............      (87,475)       (6,295)          --            --
                         ------------  ------------  -----------   -----------
 Investor B capital
  transactions.......... $     96,005  $    406,702  $        --   $        --
                         ------------  ------------  -----------   -----------
Trust Shares:
 Proceeds from shares
  issued................ $ 50,829,327  $ 60,718,167  $15,273,048   $47,591,097
 Dividends reinvested...       66,825        10,473      226,772        96,442
 Cost of shares
  redeemed..............  (32,039,465)  (12,338,741)  (5,668,388)   (3,610,853)
                         ------------  ------------  -----------   -----------
 Trust capital
  transactions.......... $ 18,856,687  $ 48,389,899  $ 9,831,432   $44,076,686
                         ------------  ------------  -----------   -----------
Institutional Shares:
 Proceeds from shares
  issued................ $         --  $         --  $ 1,037,580   $    26,700
 Dividends reinvested...           --            --       31,339           354
                         ------------  ------------  -----------   -----------
 Institutional capital
  transactions.......... $         --  $         --  $ 1,068,919   $    27,054
                         ------------  ------------  -----------   -----------
Total net increase from
 capital transactions... $ 19,447,068  $ 49,494,347  $10,903,630   $44,375,804
                         ============  ============  ===========   ===========
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.................      546,540     1,349,188       12,264        27,183
 Reinvested.............        3,011           366          883           201
 Redeemed...............     (505,742)   (1,279,833)     (12,956)           --
                         ------------  ------------  -----------   -----------
 Change in Investor A
  Shares................       43,809        69,721          191        27,384
                         ------------  ------------  -----------   -----------
Investor B Shares:
 Issued.................       15,272        40,048           --            --
 Reinvested.............        2,789           144           --            --
 Redeemed...............       (8,630)         (617)          --            --
                         ------------  ------------  -----------   -----------
 Change in Investor B
  Shares................        9,431        39,575           --            --
                         ------------  ------------  -----------   -----------
Trust Shares:
 Issued.................    5,033,227     6,018,490    1,515,729     4,752,205
 Reinvested.............        6,637         1,035       22,405         9,712
 Redeemed...............   (3,162,200)   (1,229,913)    (559,371)     (363,897)
                         ------------  ------------  -----------   -----------
 Change in Trust
  Shares................    1,877,664     4,789,612      978,763     4,398,020
                         ------------  ------------  -----------   -----------
Institutional Shares:
 Issued.................           --            --      103,447         2,678
 Reinvested.............           --            --        3,075            35
                         ------------  ------------  -----------   -----------
 Change in Institutional
  Shares................           --            --      106,522         2,713
                         ------------  ------------  -----------   -----------
Total net increase from
 share transactions.....    1,930,904     4,898,908    1,085,476     4,428,117
                         ============  ============  ===========   ===========

-----
(a) Period from commencement of operations.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

                                                            Bond Index
                                                             Portfolio
                                                     --------------------------
                                                       For the     February 10,
                                                      year ended     1997 to
                                                     November 30,  November 30,
                                                         1998        1997 (a)
                                                     ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
 Proceeds from shares issued........................ $    364,368  $    249,869
 Dividends reinvested...............................        1,014           878
 Cost of shares redeemed............................      (62,757)     (198,047)
                                                     ------------  ------------
 Investor A capital transactions.................... $    302,625  $     52,700
                                                     ------------  ------------
Trust Shares:
 Proceeds from shares issued........................ $ 43,217,137  $141,965,580
 Dividends reinvested...............................      194,002        64,546
 Cost of shares redeemed............................  (16,708,602)   (5,562,846)
                                                     ------------  ------------
 Trust capital transactions......................... $ 26,702,537  $136,467,280
                                                     ------------  ------------
Institutional Shares:
 Proceeds from shares issued........................ $  7,831,631  $     36,865
 Dividends reinvested...............................      217,713           454
 Cost of shares redeemed............................   (1,189,468)      (10,305)
                                                     ------------  ------------
 Institutional capital transactions................. $  6,859,876  $     27,014
                                                     ------------  ------------
Total net increase from capital transactions........ $ 33,865,038  $136,546,994
                                                     ============  ============
SHARE TRANSACTIONS:
Investor A Shares:
 Issued.............................................       35,481        25,427
 Reinvested.........................................           98            89
 Redeemed...........................................       (6,103)      (20,139)
                                                     ------------  ------------
 Change in Investor A Shares........................       29,476         5,377
                                                     ------------  ------------
Trust Shares:
 Issued.............................................    4,219,358    14,163,934
 Reinvested.........................................       18,881         6,471
 Redeemed...........................................   (1,627,721)     (556,016)
                                                     ------------  ------------
 Change in Trust Shares.............................    2,610,518    13,614,389
                                                     ------------  ------------
Institutional Shares:
 Issued.............................................      765,633         3,679
 Reinvested.........................................       21,111            45
 Redeemed...........................................     (116,316)       (1,021)
                                                     ------------  ------------
 Change in Institutional Shares.....................      670,428         2,703
                                                     ------------  ------------
Total net increase from share transactions..........    3,310,422    13,622,469
                                                     ============  ============

-----
(a) Period from commencement of operations.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

5.Purchases and Sales of Investment Securities

  Purchases and sales of securities (excluding short-term securities) during the year ended November 30, 1998 were as follows (amounts in thousands):

                                                             Purchases  Sales
                                                             --------- --------
   Growth & Income Equity................................... $407,767  $450,287
   Small Cap Equity.........................................  157,821   225,875
   International Equity.....................................   61,927    61,807
   Equity Income............................................  107,406   133,051
   Equity Index.............................................   28,078     6,845
   Growth Equity............................................   47,682    56,708
   Balanced.................................................   56,254    56,984
   Government & Corporate Bond..............................  181,352   174,210
   U.S. Government Securities...............................   82,024    48,247
   Short-Intermediate Municipal.............................   15,248     6,827
   Missouri Tax-Exempt Bond.................................   19,359     6,201
   National Municipal Bond..................................   67,006    71,998
   Intermediate Corporate Bond..............................   12,583     5,009
   Bond Index...............................................   84,440    51,847

6.Related Party Transactions

  Investment advisory services are provided to the Fund by Mississippi Valley Advisors Inc. ("MVA"), a wholly-owned subsidiary of Mercantile Bank National Association ("Mercantile"), which in turn is a wholly-owned subsidiary of Mercantile Bancorporation Inc. Under the terms of the investment advisory agreement, MVA is entitled to receive fees from each Portfolio based on a percentage of the average daily net assets of that Portfolio. Mercantile serves as custodian for the Fund. Under the terms of the custodian agreement, Mercantile receives fees computed at .03% (.0125% for the Money Market Portfolios) of the average daily net assets of each Portfolio.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. (the "Company") and BISYS are subsidiaries of The BISYS Group, Inc.

  The Company, with whom certain officers of the Fund are affiliated, serves the Fund as administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Fund. Under the terms of the administration agreement, the Company receives fees computed at 0.20% (0.10% for the Tax-Exempt Money Market Portfolio) of the average daily net assets of each Portfolio. The Company also serves as transfer agent to the Fund. BISYS serves as the Fund's distributor and is entitled to receive commissions on sales of Investor A Shares and Investor B Shares of the variable net asset value portfolios. For the period ended November 30, 1998, BISYS received approximately $395,404 commissions earned on sales of Investor A Shares and $233,997 from commissions earned on redemptions of Investor B Shares. BISYS re-allowed $578,041 to dealers of the Fund's shares.

  With respect to Investor A Shares of the Portfolios, the Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Portfolio may pay (i) up to 0.10% of the average daily net assets of each Portfolio's outstanding Investor A Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Portfolio's Investor A shares and (ii) up to 0.20% (0.15% for the money market portfolios) of the average daily net assets of each Portfolio's outstanding Investor A Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under the Plan.

  Similarly, with respect to Investor B Shares, the Fund has adopted a Distribution and Services Plan (the "Plan B") pursuant to Rule 12b-1 under the 1940 Act. Under Plan B, a Portfolio may pay (i) up to 0.75% of the average daily net assets of the Portfolio's outstanding Investor B Shares to BISYS or another organization for distribution services performed and expenses assumed relating to the Portfolio's Investor B Shares and (ii) up to 0.25% of the average daily net assets of the Portfolio's Investor B Shares to broker-dealers and other organizations for shareholder administrative services provided pursuant to servicing agreements under Plan B.

  With respect to Trust and Institutional Shares of the Portfolios, the Fund has adopted separate Administrative Services Plans pursuant to which a Portfolio may pay banks and other financial institutions, which have agreed to provide certain shareholder
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998

  administrative services for their clients or account holders, servicing fees of up to 0.30% (0.25% for the money market portfolios) of the average daily net assets of the Portfolio's outstanding Trust or Institutional Shares, respectively.

  Fees may be voluntarily reduced to assist the Portfolios in maintaining more competitive expense ratios.

  Information regarding these transactions is as follows for the year ended November 30, 1998:

                                                                             Administrative
                                                                                Services
                              Investment Advisory  Administration Custodian  Fees -- Trust
                                     Fees               Fees         Fees        Shares
                             --------------------- -------------- ---------- --------------
                               Annual
                             fee before
                             voluntary  Voluntary    Voluntary    Voluntary    Voluntary
                                fee        fee          fee          fee          fee
                             reductions reductions   reductions   reductions   reductions
                             ---------- ---------- -------------- ---------- --------------
   Money Market Portfolio..    0.40%     $690,964    $1,381,778    $    --     $1,449,922
   Treasury Money Market
    Portfolio..............    0.40%      140,506       280,909         --        416,134
   Tax-Exempt Money Market
    Portfolio..............    0.40%       85,029            --         --        299,701
   Growth & Income Equity
    Portfolio..............    0.55%           --       471,900         --        939,960
   Small Cap Equity
    Portfolio..............    0.75%           --       236,844         --        572,617
   International Equity
    Portfolio..............    1.00%           --        73,109     55,732        185,195
   Equity Income
    Portfolio..............    0.75%      280,161       131,138     11,205        339,199
   Equity Index Portfolio..    0.30%       35,308        46,633      3,531        119,561
   Growth Equity
    Portfolio..............    0.75%           --        93,608         --        251,110
   Balanced Portfolio......    0.75%           --       125,973         --        141,447
   Government & Corporate
    Bond Portfolio.........    0.45%           --       203,004         --        534,815
   U.S. Government
    Securities Portfolio...    0.45%           --       102,181         --        271,444
   Short-Intermediate
    Municipal Portfolio....    0.55%       62,423        39,231         --        117,650
   Missouri Tax-Exempt Bond
    Portfolio..............    0.45%           --       107,572         --        244,526
   National Municipal Bond
    Portfolio..............    0.55%      663,264       427,432     36,178      1,113,333
   Intermediate Corporate
    Bond Portfolio.........    0.55%       91,356        61,001      4,982        157,889
   Bond Index Portfolio....    0.30%      142,709       157,460     14,270        458,936

  Additionally, the distributor voluntarily waived distribution and services fees for the Investor A Shares in the amount of $8 for the Short-Intermediate Municipal Portfolio, $24,099 for the Missouri Tax-Exempt Bond Portfolio and $1,651 for the National Municipal Bond Portfolio. The distributor also voluntarily waived administrative services fees for the Institutional Shares in the amounts of $1, $633, $28 and $807, for the Equity Income Portfolio, the Equity Index Portfolio, the Intermediate Corporate Bond Portfolio and Bond Index Portfolio, respectively. Other voluntary fee reductions include $27 for the Money Market Portfolio.

7.Concentration of Credit Risk

  The Missouri Tax-Exempt Bond Portfolio invests a substantial proportion of its assets in debt obligations issued by the State of Missouri and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Missouri municipal securities than a fund that is not concentrated in these issuers to the same extent.
                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998


  The Tax-Exempt Money Market Portfolio, Short-Intermediate Municipal Portfolio, Missouri Tax-Exempt Bond Portfolio and National Municipal Bond Portfolio had the following concentrations by industry sector at November 30, 1998 (as a percentage of total investments):

                                                  Short-     Missouri  National
                                   Tax-Exempt  Intermediate Tax-Exempt Municipal
                                  Money Market  Municipal      Bond      Bond
                                   Portfolio    Portfolio   Portfolio  Portfolio
                                  ------------ ------------ ---------- ---------
   Airport.......................      7.50%          --          --        --
   Bond Bank.....................        --         2.62%         --        --
   Commercial Paper..............      4.96%          --          --        --
   Development...................      6.38%          --        0.60%       --
   Education.....................      2.47%        1.22%       4.87%     2.25%
   Environmental.................        --           --          --      1.40%
   Facilities....................        --         5.93%       7.33%     2.04%
   General Obligation............     13.95%       29.28%      18.45%    46.42%
   Higher Education..............      7.45%        4.82%       8.60%     3.92%
   Medical.......................     17.72%        7.12%      20.11%     5.47%
   Multifamily Housing...........        --           --        2.05%       --
   Mutual Funds..................      1.68%        1.37%       7.27%     0.83%
   Nursing Homes.................        --           --        0.76%       --
   Parks & Recreation............        --           --          --      1.38%
   Pollution.....................     32.11%        3.54%       4.80%     2.82%
   Power.........................        --         2.66%       1.76%     4.31%
   School District...............      0.99%       20.66%      15.69%     9.79%
   Single Family Housing.........        --           --        0.85%     0.28%
   Student Loan..................        --           --        0.87%       --
   Transportation................      4.79%       11.82%         --      7.06%
   Utilities.....................        --         4.54%       1.80%     9.46%
   Water.........................        --         4.42%       4.19%     2.57%
                                     ------       ------      ------    ------
                                     100.00%      100.00%     100.00%   100.00%
                                     ======       ======      ======    ======

8.Conversion of Common Trust Funds

  On December 8, 1997, the Growth Equity Portfolio issued Trust Shares to acquire all of the assets and liabilities of certain common trust funds of Mercantile Bank National Association and its affiliates. On December 15, 1997, the Government & Corporate Bond and Intermediate Corporate Bond Portfolios issued Trust Shares to acquire all of the assets and liabilities of certain common trust funds of Mercantile Bank National Association and its affiliates. The following is a summary of shares issued, net assets converted, net asset values per share, and unrealized appreciation as of the respective conversion dates (amounts in thousands except per share amounts):

                                                        Net Asset
                                                          Value    Unrealized
                                      Shares Net Assets Per Share Appreciation
                                      ------ ---------- --------- ------------
   Growth Equity Portfolio........... 1,469   $24,903    $16.95     $13,748
   Government & Corporate Bond
    Portfolio........................   521     5,425     10.42          41
   Intermediate Corporate Bond
    Portfolio........................   474     4,767     10.05          65

                                   Continued

THE ARCH FUND, INC.

                               November 30, 1998


9.Federal Income Tax Information (Unaudited)

  During the year ended November 30, 1998, the Portfolios declared long-term capital gain (20%) distributions in the following amounts.

   Growth & Income Equity Portfolio................................ $65,283,019
   Small Cap Equity Portfolio......................................   8,393,185
   International Equity Portfolio..................................   2,333,107
   Equity Income Portfolio.........................................  24,559,629
   Growth Equity Portfolio.........................................      28,402
   Balanced Portfolio..............................................  11,502,834
   National Municipal Bond Portfolio...............................  11,864,123
   Intermediate Corporate Bond Portfolio...........................     500,666
   Bond Index Portfolio............................................     452,135

  For the taxable year ended November 30, 1998, the following percentages of income dividends paid by the Portfolios qualify for the dividends received deduction available to corporations:

                                                                    Qualified
                                                                 Dividend Income
                                                                 ---------------
   Growth & Income Equity Portfolio.............................      46.56%
   Small Cap Equity Portfolio...................................      10.53%
   Equity Income Portfolio......................................      74.22%
   Equity Index Portfolio.......................................      64.32%
   Growth Equity Portfolio......................................     100.00%
   Balanced Portfolio...........................................      18.43%

  During the year ended November 30, 1998, the following Portfolios paid tax-exempt income in the following amounts:

   Tax-Exempt Money Market Portfolio............................... $ 5,037,374
   Short-Intermediate Municipal Portfolio..........................   1,436,930
   Missouri Tax-Exempt Bond Portfolio..............................   4,794,528
   National Municipal Bond Portfolio...............................  16,938,472

10.Subsequent Events

  At a meeting held on November 23, 1998, the Board of Directors of the Fund approved changing the name of the Fund to Mercantile Mutual Funds, Inc., projected for change on April 1, 1999.

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
The ARCH Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of The ARCH Fund, Inc.--Money Market Portfolio, Treasury Money Market Portfolio, Tax-Exempt Money Market Portfolio, Growth & Income Equity Portfolio, Small Cap Equity Portfolio, International Equity Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth Equity Portfolio, Balanced Portfolio, Government & Corporate Bond Portfolio, U.S. Government Securities Portfolio, Short-Intermediate Municipal Portfolio, Missouri Tax-Exempt Bond Portfolio, National Municipal Bond Portfolio, Intermediate Corporate Bond Portfolio, and Bond Index Portfolio including the schedules of portfolio investments, as of November 30, 1998, and the related statements of operations and cash flows, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The ARCH Fund, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of November 30, 1998, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The ARCH Fund, Inc. as of November 30, 1998, the results of their operations and their cash flows, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

KPMG LLP

Columbus, Ohio
January 20, 1999

                            [GRAPHIC APPEARS HERE]


                                                              INVESTMENT ADVISER
                                                Mississippi Valley Advisors Inc.
                                                           One Mercantile Center
                                                    Seventh & Washington Streets
                                                       St. Louis, Missouri 63101

                                                                     DISTRIBUTOR
                                                             BISYS Fund Services
                                                               3435 Stelzer Road
                                                       Columbus, Ohio 43219-3035

        -------------                                                   AUDITORS
          BULK RATE                                        KPMG Peat Marwick LLP
         U.S. POSTAGE                                       Two Nationwide Plaza
            PAID                                            Columbus, Ohio 43215
        LANCASTER, PA
         PERMIT 1793                                               LEGAL COUNSEL
        -------------                                     Drinker Biddle & Reath
                                             Philadelphia National Bank Building
                                                            1345 Chestnut Street
                                           Philadelphia, Pennsylvania 19107-3496

                                                                  TRANSFER AGENT
                                                  BISYS Fund Services Ohio, Inc.
                                                               3435 Stelzer Road
                                                       Columbus, Ohio 43219-3035

This report is submitted for the general information of the shareholders of The ARCH Funds, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by effective prospectuses for the Funds, which contain information concerning the Funds' investment policies and expenses as well as other pertinent information.